Toys “R” Us Inc. - Cleansing Materials	Exhibit 99.1

The cleansing material provided herein includes “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. federal securities laws, including projections, such as cash flow forecasts, business plans and budgets. Forward-looking statements are neither historical facts nor assurances of future performance or results. The determination of the Company’s future performance, cash flows and liquidity are uncertain processes involving the extensive use of estimates and assumptions, which, although considered reasonable by the Company and its advisors at the time such projections were made, are inherently subject to significant business, economic and competitive uncertainties and contingencies beyond the control of the Company. Neither the Company nor any of its directors, officers or advisors make any representation or warranty as to the accuracy of the projections included herein. Accordingly, you should not place undue reliance on this cleansing information, as actual results may vary materially. The Company also cautions you that the projections included herein speak only as of the date on which such projections were made and do not speak as of the date that these cleansing materials are provided pursuant to this report. Neither the Company, its directors, officers or advisors undertakes any obligation to update this information.

Project Sunrise — Real Estate Summary

($ in thousands)

“Big-Box” Store Portfolio as of the Petition Date

DOMESTIC
	Toys-DE + MAP	Propco I	Propco II	Total
Store Count:
Owned	11	150	112	273
Operating Lease	247	63	—	310
Ground Lease	99	98	11	208

Total	357	311	123	791

CANADA

Store Count:
Owned	22
Operating Lease	60
Ground Lease	—

Total	82

	Appraised Value[1]		FY’17E3
	Lit	Dark[2]	EBITDAR	Sales
25th %ile	$2,050	$1,860	$389	$4,588
50th %ile	4,225	3,700	679	6,222
75th %ile	6,950	5,531	1,029	8,008
Mean	4,865	3,938	756	6,562

Total	$2,530,035	$1,551,475	$598,050	$5,190,197

	Appraised	FY’17[3]
	Value Lit[1]	Sales	EBITDA[4]
25th %ile	$5,552	$6,750	$737
50th %ile	6,818	8,425	1,164
75th %ile	8,840	10,500	1,885
Mean	7,865	8,559	1,345

Total	$173,034	$693,317	$108,964

Note: Canadian figures are converted from CAD to USD at a rate of 0.79 CAD/USD (as of February 12, 2018).

1.	Excludes operating leases at Toys-DE, MAP, and Canada. Domestic excludes 7 distribution centers with total appraised value of ~$405 million.
2.	Excludes ground leases at Toys-DE and MAP (no dark value appraisal performed).
3.	Includes leased stores. “EBITDAR” and “Sales” reflect measurements used internally by the Debtors and may not tie to any publicly disclosed financial reports. 2017 fiscal year data are estimates.
4.	Represents 4-wall EBITDA that includes an adjustment to rent to reflect cash rent paid (as opposed to straight line rent expense).

Real Estate Appraisal Dates		Lit Value	Dark Value
Propco I - Owned Stores	Dec 2017	$971,525	$692,305
Propco I - Ground Leased Stores	Dec 2017	252,870	132,860
Propco II - Owned Stores	Sep 2016	854,265	605,660
Propco II - Ground Leased Stores	Sep 2016	24,500	12,250
Toys-DE - Owned Stores	Sep 2017	85,275	60,375
Toys-DE - Ground Leased Stores	Oct 2016	230,175	NA
Canada	June 2017	173,034	NA

Total Owned & GL Stores		$2,591,644	$1,503,450
Memo:
Propco I - DCs	Dec 2017	129,850	89,150
Propco I - HQ	Dec 2017	66,250	18,400
Toys-DE - DCs	Sep 2017	274,925	204,575

Total DCs & HQ		$471,025	$312,125

Glossary
Toys-DE	Toys “R” Us Delaware, Inc.

MAP	MAP 2005 Real Estate, LLC, a subsidiary of Toys “R” Us, Inc.

Propco I	Toys “R” Us Property Company I, LLC or its subsidiaries, TRU 2005 RE II Trust, Wayne Real Estate Company, LLC, TRU 2005 RE I, LLC, and MAP Real Estate, LLC

Propco II	Toys “R” Us Property Company II, LLC

The portfolio of 311 Propco I stores produced (in thousands) FY’17E EBITDAR of $339 for the 25th percentile, $562 for the 50th percentile, $898 for the 75th percentile, $647 on average, and $201,182 in total and produced sales of $4,613 for the 25th percentile, $5,643 for the 50th percentile, $7,243 for the 75th percentile, $6,034 on average, and $1,876,671 in total.

TRU—Real Estate Cleansing Materials U.S. “Big Box” Store Financial Information FY’16 Sales $35,000 $30,000 $25,000 $20,000 $15,000 $10,000 $5,000 $ — 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 71 72 73 74 75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 100101102103104105106107108109110111112113114115116117118119120121122123124125126127128129130131132 $12,000 $10,000 $8,000 $6,000 $4,000 $2,000 $ — 133134135136137138139140141142143144145146147148149150151152153154155156157158159160161162163164165166167168169170171172173
1741751761771781791801811821831841851861871881891901911921931941951961971981992002012022032042052062072082092102112122132142152
16217218219220221222223224225226227228229230231232233234235236237238239240241242243244245246247248249250251252253254255256257258259
260261262263264 $9,000 $8,000 $7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $ — 265266267268269270271272273274275276277278279280281282283284285286287288289290291292293294295296297298299300301302303304305306
307308309310311312313314315316317318319320321322323324325326327328329330331332333334335336337338339340341342343344345346347348349
350351352353354355356357358359360361362363364365366367368369370371372373374375376377378379380381382383384385386387388389390391392393
394395396 $8,000 $7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $ — 39739839940040140240340440540640740840941041141241341441541641741841942042142242342442542642742842943043143
24334344354364374384394404414424434444454464474484494504514524534544554564574584594604614624634644654664674684694704714
7247347447547647747847948048148248348448548648748848949049149249349449549649749849950050150250350450550650750850951
0511512513514515516517518519520521522523524525526527 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $ — 52852953053153253353453553653753853954054154254354454554654754854955055155255355455555655755855956056156256356
45655665675685695705715725735745755765775785795805815825835845855865875885895905915925935945955965975985996006016
02603604605606607608609610611612613614615616617618619620621622623624625626627628629630631632633634635636637638639640
641642643644645646647648649650651652653654655656657658659 $5,000 $4,000 $3,000 $2,000 $1,000 $ — 660661662663664665666667668669670671672673674675676677678679680681682683684685686687688689690691692693694695696697
69869970070170270370470570670770870971071171271371471571671771871972072172272372472572672772872973073173273373473573
67377387397407417427437447457467477487497507517527537547557567577587597607617627637647657667677687697707717727737747757767
77778779780781782783784785786787788789790791

TRU—Real Estate Cleansing Materials U.S. “Big Box” Store Financial Information FY’16 4-Wall EBITDAR $8,000 $7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $ — 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 71 72 73 74 75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 100101102103104105106107108109110111112113114115116117118119120121122123124125126127128129130131132 $2,500 $2,000 $1,500 $1,000 $500 $ — 133134135136137138139140141142143144145146147148149150151152153154155156157158159160161162163164165166167168169170171172173174
1751761771781791801811821831841851861871881891901911921931941951961971981992002012022032042052062072082092102112122132142152162
172182192202212222232242252262272282292302312322332342352362372382392402412422432442452462472482492502512522532542552562572582
59260261262263264 $2,000 $1,500 $1,000 $500 $ — 26526626726826927027127227327427527627727827928028128228328428528628728828929029129229329429529629729829930030
1302303304305306307308309310311312313314315316317318319320321322323324325326327328329330331332333334335336337338339
3403413423433443453463473483493503513523533543553563573583593603613623633643653663673683693703713723733743753763773
78379380381382383384385386387388389390391392393394395396 $2,000 $1,500 $1,000 $500 $ — 3973983994004014024034044054064074084094104114124134144154164174184194204214224234244254264274284294304314324334344
3543643743843944044144244344444544644744844945045145245345445545645745845946046146246346446546646746846947047147
24734744754764774784794804814824834844854864874884894904914924934944954964974984995005015025035045055065075085095105
11512513514515516517518519520521522523524525526527 $1,400 $1,200 $1,000 $800 $600 $400 $200 $ — 528529530531532533534535536537538539540541542543544545546547548549550551552553554555556557558559560561562
5635645655665675685695705715725735745755765775785795805815825835845855865875885895905915925935945955965975
9859960060160260360460560660760860961061161261361461561661761861962062162262362462562662762862963063163263363
4635636637638639640641642643644645646647648649650651652653654655656657658659 $1,000 $800 $600 $400 $200 $ — 660661662663664665666667668669670671672673674675676677678679680681682683684685686687688689690691692693694695
696697698699700701702703704705706707708709710711712713714715716717718719720721722723724725726727728729730731732
73373473573673773873974074174274374474574674774874975075175275375475575675775875976076176276376476576676776876977
0771772773774775776777778779780781782783784785786787788789790791 ($200)

TRU—Real Estate Cleansing Materials U.S. “Big Box” Store Financial Information FYE’16 Inventory $3,000 $2,500 $2,000 $1,500 $1,000 $500 $ — 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 71 72 73 74 75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 100101102103104105106107108109110111112113114115116117118119120121122123124125126127128129130131132 $2,500 $2,000 $1,500 $1,000 $500 $ — 13313413513613713813914014114214314414514614714814915015115215315415515615715815916016116216316416516616716816917017117217317
417517617717817918018118218318418518618718818919019119219319419519619719819920020120220320420520620720820921021121221321
4215216217218219220221222223224225226227228229230231232233234235236237238239240241242243244245246247248249250251252253
254255256257258259260261262263264 $2,500 $2,000 $1,500 $1,000 $500 $ — 26526626726826927027127227327427527627727827928028128228328428528628728828929029129229329429529629729829930030130230
33043053063073083093103113123133143153163173183193203213223233243253263273283293303313323333343353363373383393403413423
433443453463473483493503513523533543553563573583593603613623633643653663673683693703713723733743753763773783793803813823
83384385386387388389390391392393394395396 $2,000 $1,500 $1,000 $500 $ — 39739839940040140240340440540640740840941041141241341441541641741841942042142242342442542642742842943043143243343443543643
743843944044144244344444544644744844945045145245345445545645745845946046146246346446546646746846947047147247347447547647747
84794804814824834844854864874884894904914924934944954964974984995005015025035045055065075085095105115125135145155165175185
19520521522523524525526527 $1,800 $1,600 $1,400 $1,200 $1,000 $800 $600 $400 $200 $ — 528529530531532533534535536537538539540541542543544545546547548549550551552553554555556557558559560561562563564565566567568
56957057157257357457557657757857958058158258358458558658758858959059159259359459559659759859960060160260360460560660760860
9610611612613614615616617618619620621622623624625626627628629630631632633634635636637638639640641642643644645646647648649650
651652653654655656657658659 $1,600 $1,400 $1,200 $1,000 $800 $600 $400 $200 $ — 66066166266366466566666766866967067167267367467567667767867968068168268368468568668768868969069169269369469569669769869970
0701702703704705706707708709710711712713714715716717718719720721722723724725726727728729730731732733734735736737738739740
7417427437447457467477487497507517527537547557567577587597607617627637647657667677687697707717727737747757767777787797
80781782783784785786787788789790791

TRU—Real Estate Cleansing Materials U.S. “Big Box” Store Financial Information FY’17 Sales $30,000 $25,000 $20,000 $15,000 $10,000 $5,000 $ — 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 71 72 73 74 75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 100101102103104105106107108109110111112113114115116117118119120121122123124125126127128129130131132 $10,000 $8,000 $6,000 $4,000 $2,000 $ — 133134135136137138139140141142143144145146147148149150151152153154155156157158159160161162163164165166167168
16917017117217317417517617717817918018118218318418518618718818919019119219319419519619719819920020120220320420520620720
820921021121221321421521621721821922022122222322422522622722822923023123223323423523623723823924024124224324424524
6247248249250251252253254255256257258259260261262263264 $9,000 $8,000 $7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $ — 26526626726826927027127227327427527627727827928028128228328428528628728828929029129229329429529629729829930030130230330430
5306307308309310311312313314315316317318319320321322323324325326327328329330331332333334335336337338339340341342343344345346
347348349350351352353354355356357358359360361362363364365366367368369370371372373374375376377378379380381382383384385386387
388389390391392393394395396 $8,000 $7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $ — 39739839940040140240340440540640740840941041141241341441541641741841942042142242342442542642742842943043143243343443543643743
84394404414424434444454464474484494504514524534544554564574584594604614624634644654664674684694704714724734744754764774784794804
8148248348448548648748848949049149249349449549649749849950050150250350450550650750850951051151251351451551651751851952052152
2523524525526527 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $ — 52852953053153253353453553653753853954054154254354454554654754854955055155255355455555655755855956056156256356456556656756
856957057157257357457557657757857958058158258358458558658758858959059159259359459559659759859960060160260360460560660760860961
061161261361461561661761861962062162262362462562662762862963063163263363463563663763863964064164264364464564664764864965065
1652653654655656657658659 $7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $ — 6606616626636646656666676686696706716726736746756766776786796806816826836846856866876886896906916926936946956966976986997007017027
037047057067077087097107117127137147157167177187197207217227237247257267277287297307317327337347357367377387397407417427437
44745746747748749750751752753754755756757758759760761762763764765766767768769770771772773774775776777778779780781782783784
785786787788789790791

TRU—Real Estate Cleansing Materials U.S. “Big Box” Store Financial Information FY’17 4-Wall EBITDAR $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $ — ($1,000) 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 71 72 73 74 75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 100101102103104105106107108109110111112113114115116117118119120121122123124125126127128129130131132 $2,000 $1,500 $1,000 $500 $ — ($500) 13313413513613713813914014114214314414514614714814915015115215315415515615715815916016116216316416516616716816917017117217
317417517617717817918018118218318418518618718818919019119219319419519619719819920020120220320420520620720820921021121221321
421521621721821922022122222322422522622722822923023123223323423523623723823924024124224324424524624724824925025125225325425525
6257258259260261262263264 ($1,000) ($1,500) ($2,000) $1,400 $1,200 $1,000 $800 $600 $400 $200 $ — 2652662672682692702712722732742752762772782792802812822832842852862872882892902912922932942952962972982993003013023033043
05306307308309310311312313314315316317318319320321322323324325326327328329330331332333334335336337338339340341342343344
345346347348349350351352353354355356357358359360361362363364365366367368369370371372373374375376377378379380381382383384
385386387388389390391392393394395396 $1,400 $1,200 $1,000 $800 $600 $400 $200 $ — ($200) 39739839940040140240340440540640740840941041141241341441541641741841942042142242342442542642742842943043143243343443543
6437438439440441442443444445446447448449450451452453454455456457458459460461462463464465466467468469470471472473474475476
477478479480481482483484485486487488489490491492493494495496497498499500501502503504505506507508509510511512513514515516517518519520
521522523524525526527 $900 $800 $700 $600 $500 $400 $300 $200 $100 $ — 528529530531532533534535536537538539540541542543544545546547548549550551552553554555556557558559560561562563564565566567568569570
5715725735745755765775785795805815825835845855865875885895905915925935945955965975985996006016026036046056066076086096106116126
1361461561661761861962062162262362462562662762862963063163263363463563663763863964064164264364464564664764864965065165265365465
5656657658659 $800 $600 $400 $200 $ — 660661662663664665666667668669670671672673674675676677678679680681682683684685686687688689690691692693694695696697698699700701
702703704705706707708709710711712713714715716717718719720721722723724725726727728729730731732733734735736737738739740741742743
744745746747748749750751752753754755756757758759760761762763764765766767768769770771772773774775776777778779780781782783784785
786787788789790791 ($200) ($400)

TRU—Real Estate Cleansing Materials U.S. “Big Box” Store Financial Information FY’17 Inventory $2,500 $2,000 $1,500 $1,000 $500 $ — 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 71 72 73 74 75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 100101102103104105106107108109110111112113114115116117118119120121122123124125126127128129130131132 $1,800 $1,600 $1,400 $1,200 $1,000 $800 $600 $400 $200 $ — 13313413513613713813914014114214314414514614714814915015115215315415515615715815916016116216316416516616716816917017117217317417
51761771781791801811821831841851861871881891901911921931941951961971981992002012022032042052062072082092102112122132142152162
17218219220221222223224225226227228229230231232233234235236237238239240241242243244245246247248249250251252253254255256257258
259260261262263264 $1,800 $1,600 $1,400 $1,200 $1,000 $800 $600 $400 $200 $ — 26526626726826927027127227327427527627727827928028128228328428528628728828929029129229329429529629729829930030130230330430530
6307308309310311312313314315316317318319320321322323324325326327328329330331332333334335336337338339340341342343344345346347
3483493503513523533543553563573583593603613623633643653663673683693703713723733743753763773783793803813823833843853863873883893
90391392393394395396 $1,600 $1,400 $1,200 $1,000 $800 $600 $400 $200 $ — 3973983994004014024034044054064074084094104114124134144154164174184194204214224234244254264274284294304314324334344354364374384
39440441442443444445446447448449450451452453454455456457458459460461462463464465466467468469470471472473474475476477478479480481
4824834844854864874884894904914924934944954964974984995005015025035045055065075085095105115125135145155165175185195205215225
23524525526527 $1,400 $1,200 $1,000 $800 $600 $400 $200 $ — 5285295305315325335345355365375385395405415425435445455465475485495505515525535545555565575585595605615625635645655665675685
6957057157257357457557657757857958058158258358458558658758858959059159259359459559659759859960060160260360460560660760860
9610611612613614615616617618619620621622623624625626627628629630631632633634635636637638639640641642643644645646647648649650
651652653654655656657658659 $1,600 $1,400 $1,200 $1,000 $800 $600 $400 $200 $ — 660661662663664665666667668669670671672673674675676677678679680681682683684685686687688689690691692693694695696697698699700
701702703704705706707708709710711712713714715716717718719720721722723724725726727728729730731732733734735736737738739740741
7427437447457467477487497507517527537547557567577587597607617627637647657667677687697707717727737747757767777787797807817827
83784785786787788789790791

TRU—Real Estate Cleansing Materials U.S. “Big Box” Store Financial Information Third-Party Rent Expense 2,500 2,000 1,500 1,000 500 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 71 72 73 74 75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 100101102103104105106107108109110111112113114115116117118119120121122123124125126127128129130131132 1,400 1,200 1,000 800 600 400 200 0 1331341351361371381391401411421431441451461471481491501511521531541551561571581591601611621631641651661671681691701711721731
7417517617717817918018118218318418518618718818919019119219319419519619719819920020120220320420520620720820921021121221321421
521621721821922022122222322422522622722822923023123223323423523623723823924024124224324424524624724824925025125225325425525625
7258259260261262263264 900 800 700 600 500 400 300 200 100 0 265266267268269270271272273274275276277278279280281282283284285286287288289290291292293294295296297298299300301302303304305306
307308309310311312313314315316317318319320321322323324325326327328329330331332333334335336337338339340341342343344345346347348
349350351352353354355356357358359360361362363364365366367368369370371372373374375376377378379380381382383384385386387388389
390391392393394395396 1,000 800 600 400 200 0 39739839940040140240340440540640740840941041141241341441541641741841942042142242342442542642742842943043143243343443543643743843
944044144244344444544644744844945045145245345445545645745845946046146246346446546646746846947047147247347447547647747847948048
148248348448548648748848949049149249349449549649749849950050150250350450550650750850951051151251351451551651751851952052152252
3524525526527 (200) (400) 900 800 700 600 500 400 300 200 100 0 528529530531532533534535536537538539540541542543544545546547548549550551552553554555556557558559560561562563564565566567568569
570571572573574575576577578579580581582583584585586587588589590591592593594595596597598599600601602603604605606607608609610611
612613614615616617618619620621622623624625626627628629630631632633634635636637638639640641642643644645646647648649650651652653
654655656657658659 800 600 400 200 0 660661662663664665666667668669670671672673674675676677678679680681682683684685686687688689690691692693694695696697698699700701
70270370470570670770870971071171271371471571671771871972072172272372472572672772872973073173273373473573673773873974074174274
37447457467477487497507517527537547557567577587597607617627637647657667677687697707717727737747757767777787797807817827837847
85786787788789790791 (200) (400)

TRU—Real Estate Cleansing Materials U.S. “Big Box” Store Financial Information Master Lease Rent Expense 1,600 1,400 1,200 1,000 800 600 400 200 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 71 72 73 74 75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 100101102103104105106107108109110111112113114115116117118119120121122123124125126127128129130131132 1,400 1,200 1,000 800 600 400 200 0 13313413513613713813914014114214314414514614714814915015115215315415515615715815916016116216316416516616716816917017117217317
4175176177178179180181182183184185186187188189190191192193194195196197198199200201202203204205206207208209210211212213214215216217
2182192202212222232242252262272282292302312322332342352362372382392402412422432442452462472482492502512522532542552562572582592
60261262263264 1,800 1,600 1,400 1,200 1,000 800 600 400 200 0 26526626726826927027127227327427527627727827928028128228328428528628728828929029129229329429529629729829930030130230330430
530630730830931031131231331431531631731831932032132232332432532632732832933033133233333433533633733833934034134234334434534
63473483493503513523533543553563573583593603613623633643653663673683693703713723733743753763773783793803813823833843853863
87388389390391392393394395396 1,200 1,000 800 600 400 200 0 39739839940040140240340440540640740840941041141241341441541641741841942042142242342442542642742842943043143243343443543643
74384394404414424434444454464474484494504514524534544554564574584594604614624634644654664674684694704714724734744754764
77478479480481482483484485486487488489490491492493494495496497498499500501502503504505506507508509510511512513514515516
517518519520521522523524525526527 900 800 700 600 500 400 300 200 100 0 52852953053153253353453553653753853954054154254354454554654754854955055155255355455555655755855956056156256356456556656
756856957057157257357457557657757857958058158258358458558658758858959059159259359459559659759859960060160260360460560
660760860961061161261361461561661761861962062162262362462562662762862963063163263363463563663763863964064164264364464
5646647648649650651652653654655656657658659 900 800 700 600 500 400 300 200 100 0 6606616626636646656666676686696706716726736746756766776786796806816826836846856866876886896906916926936946956966
976986997007017027037047057067077087097107117127137147157167177187197207217227237247257267277287297307317327337
34735736737738739740741742743744745746747748749750751752753754755756757758759760761762763764765766767768769770
771772773774775776777778779780781782783784785786787788789790791

TRU—Real Estate Cleansing Materials U.S. “Big Box” Store Financial Information Initial Lease Term 90 80 70 60 50 40 30 20 10 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 71 72 73 74 75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 100101102103104105106107108109110111112113114115116117118119120121122123124125126127128129130131132 50 40 30 20 10 0 1331341351361371381391401411421431441451461471481491501511521531541551561571581591601611621631641651661671681691701711721731
7417517617717817918018118218318418518618718818919019119219319419519619719819920020120220320420520620720820921021121221321421521
6217218219220221222223224225226227228229230231232233234235236237238239240241242243244245246247248249250251252253254255256257258
259260261262263264 140 120 100 80 60 40 20 0 2652662672682692702712722732742752762772782792802812822832842852862872882892902912922932942952962972982993003013023033043053063
073083093103113123133143153163173183193203213223233243253263273283293303313323333343353363373383393403413423433443453463473
483493503513523533543553563573583593603613623633643653663673683693703713723733743753763773783793803813823833843853863873883
89390391392393394395396 45 40 35 30 25 20 15 10 5 0 3973983994004014024034044054064074084094104114124134144154164174184194204214224234244254264274284294304314324334344354364374
3843944044144244344444544644744844945045145245345445545645745845946046146246346446546646746846947047147247347447547647747847
94804814824834844854864874884894904914924934944954964974984995005015025035045055065075085095105115125135145155165175185195
20521522523524525526527 70 60 50 40 30 20 10 0 52852953053153253353453553653753853954054154254354454554654754854955055155255355455555655755855956056156256356456556656756
8569570571572573574575576577578579580581582583584585586587588589590591592593594595596597598599600601602603604605606607608609
610611612613614615616617618619620621622623624625626627628629630631632633634635636637638639640641642643644645646647648649650
651652653654655656657658659 500 400 300 200 100 0 6606616626636646656666676686696706716726736746756766776786796806816826836846856866876886896906916926936946956966976986997007
0170270370470570670770870971071171271371471571671771871972072172272372472572672772872973073173273373473573673773873974074
1742743744745746747748749750751752753754755756757758759760761762763764765766767768769770771772773774775776777778779780781782
783784785786787788789790791

$ $ $ $ $ ( in 5,000 25,000 5,000 25,000 5,000 25,000 5,000 25,000 0 10,000 15,000 20,000 0 10,000 15,000 20,000 0 10,000 15,000 20,000 0 10,000 15,000 20,000 559 397 230 4 561 398 231 5 thousands) 564 400 232 9 Owned 569 401 237 22 572 405 238 30 573 407 240 38 577 409 243 39 579 412 244 50 580 413 245 53 Stores 414 249 56 585 –586 417 250 57 420 253 58 591 425 258 63 594 431 259 68 Lit 599 435 260 80 600 436 262 81 603 437 265 82 611 438 269 85 619 Value 440 270 87 622 445 277 93 625 628 446 279 97 635 448 281 102 639 452 282 105 456 285 107 643 457 286 108 647 459 287 114 649 462 289 119 652 467 290 120 Propco 655 469 291 121 I 657 470 292 122 660 477 294 126 661 479 296 128 662 480 298 133 668 481 305 134 Propco 670 482 306 139 II 672 484 309 140 674 486 311 145 688 489 314 147 689 490 316 150 692 493 317 152 693 494 318 153 Delaware 695 497 319 154 700 499 320 156 702 505 322 158 705 506 326 161 507 328 165 709 508 334 168 711 511 337 169 716 514 338 170 720 515 340 171 729 516 341 176 731 520 347 178 733 522 348 180 742 523 349 181 747 751 524 351 191 757 528 358 197 758 529 362 200 759 530 363 201 531 367 202 762 532 368 203 767 533 372 208 768 534 373 209 769 539 374 210 773 540 375 215 774 542 382 219 775 551 387 221 784 553 391 224 786 554 393 226 788 556 394 229

$ $ $ $ $ ( in 3,000 6,000 9,000 15,000 3,000 6,000 9,000 15,000 3,000 6,000 9,000 15,000 3,000 6,000 9,000 15,000 0 12,000 0 12,000 0 12,000 0 12,000 651 495 273 8 656 496 274 16 thousands) Owned 659 501 276 29 663 502 280 43 664 503 284 55 667 504 297 61 Stores 669 509 302 64 – 671 510 310 66 679 512 321 73 684 517 323 78 685 518 327 84 Dark 691 525 342 92 694 536 346 94 696 537 353 96 697 541 354 Value 99 704 545 357 101 707 547 361 106 708 548 364 125 712 549 370 137 715 550 379 144 Propco 721 555 381 I 146 725 557 383 157 727 558 384 164 728 565 385 172 Propco 730 571 388 174 II 736 575 395 738 578 399 175 739 581 404 183 740 583 406 184 185 741 584 411 Delaware 187 743 587 421 190 744 592 424 195 746 597 426 206 748 605 428 216 752 607 433 222 753 612 441 225 754 618 442 233 755 620 444 234 760 621 451 761 623 454 235 764 630 455 236 770 632 460 239 771 636 461 241 772 638 464 242 776 640 466 247 778 641 468 254 779 642 474 255 780 644 483 257 781 645 491 266 783 646 492 268

$ $ $ $ $ ( in 5,000 20,000 5,000 20,000 5,000 20,000 5,000 20,000 0 10,000 15,000 0 10,000 15,000 0 10,000 15,000 0 10,000 15,000 559 397 230 4 561 398 231 5 thousands) 564 400 232 9 Ground 569 401 237 22 572 405 238 30 573 407 240 38 Note: 577 409 243 39 412 244 50 579 580 413 245 53 Lease 414 249 56 Excludes 585 586 417 250 57 420 253 58 ground 591 425 258 63 594 431 259 68 599 435 260 80 Stores leases 600 436 262 81 at 603 – 437 265 82 611 438 269 85 MAP 619 440 270 87 Lit 622 and 445 277 93 625 446 279 97 628 certain 635 448 281 102 639 452 282 105 456 285 107 Value 643 457 286 108 Delaware 647 459 287 114 649 462 289 119 652 467 290 120 Propco 655 469 291 121 I 657 properties 470 292 122 (no 660 477 294 126 661 479 296 128 lit 662 480 298 133 value 668 481 305 134 Propco 670 482 306 139 II 672 484 309 140 674 486 311 145 appraisal 688 489 314 147 689 490 316 150 were 692 493 317 152 494 318 153 693 Delaware 695 497 319 154 700 499 320 156 performed) 702 505 322 158 . 506 326 161 705 507 328 165 709 508 334 168 711 511 337 169 716 514 338 170 720 515 340 171 729 516 341 176 731 520 347 178 733 522 348 180 742 523 349 181 747 751 524 351 191 757 528 358 197 758 529 362 200 759 530 363 201 531 367 202 762 532 368 203 767 533 372 208 768 534 373 209 769 539 374 210 773 540 375 215 774 542 382 219 775 551 387 221 784 553 391 224 786 554 393 226 788 556 394 229

$ $ $ ( in 3,000 6,000 9,000 12,000 3,000 6,000 9,000 12,000 0 0 492 29 496 84 thousands) Ground 503 101 Note: 509 106 517 164 525 175 Lease Excludes 545 183 ground 547 187 548 190 Stores leases 550 225 at – 555 233 Delaware 565 234 571 239 Dark and 575 241 MAP 592 242 (no 605 247 Value dark 607 254 value 618 276 Propco 636 297 appraisal I 640 302 were 644 321 651 327 Propco 664 342 performed) II 667 346 . 669 353 671 354 679 364 684 381 685 384 691 388 708 399 728 404 736 411 740 421 741 424 744 428 752 441 770 444 771 455 772 460 780 461 783 464 787 468

TRU—Real Estate Cleansing Materials U.S. “Big Box” Store Financial Information Lease Options 3 1/5 Year 136 4/5 Year 295 3/5 Year 442 5/5 Year 602 5/5 Year 726 2/5 Year 4 3/5 Year 137 5/5 Year 297 5/5 Year 444 8/5 Year 604 4/3 Year 727 7/5 Year 6 4/5/ Year 141 4/5 Year 299 2/5 Year 447 2/5 Year 605 5/5 Year 728 6/5 Year 7 4/5 Year 142 1/10 Year 300 6/5 Year 450 5/5 Year 606 4/5 Year 730 5/5 Year 10 3/5 Year 143 3/5 Year 301 6/5 Year 451 4/5 Year & 1/4 Year 607 6/5 Year 732 6/5 Year 11 8/5 Year 144 3/5 Year 302 1/5 Year 453 1/5 & 1/4 Year 608 3/5 Year 734 4/5 Year 12 4/5 Year 146 7/5 Year 303 2/5 Year 454 10/5 Year 610 1/5 Year 735 3/5 Year & 1/4 Year 13 5/5 Year 149 5/5 Year 304 5/5 Year 455 5/5 Year 612 6/5 Year 736 8/5 Year 14 4/5 Year 151 5/5 Year 307 3/5 Year 458 2/5 Year 613 1/5 Year 737 4/5 Year 15 6/5 YearS 155 3/5 Year 308 4/5 Year 460 4/5 Year 614 3/5 Year 738 6/5 Year 16 10/5 Year 157 4/5 Year 310 9/5 Year 461 5/5 Year 615 2/5 Year 739 5/5 Year 17 3/5 Year 159 4/5 Year 312 4/5 Year 464 4/5 Year 616 5/5 Year 740 5/5 Year 18 5/5 Year 160 8/5 Year 313 6/5 Year 465 5/5 Year 617 5/5 Year 741 4/5 Year 20 5/5 Year 162 4/5 Year 315 5/5 Year 466 5/5 Year 618 10/5 Year 743 5/5 Year 21 6/5 Year 163 4/5 Year 321 3/5 Year 468 5/5 Year 620 5/5 Year 744 3/5 Year 23 1/5 Year 164 3/5 Year & 1/3 Year 323 4/5 Year 471 2/5 Year 621 5/5 Year 745 5/5 Year 24 4/5 Year 166 2/5 Year 324 1/5 Year 474 1/5 Year 623 5/5 Year 746 7/5 Year 25 1/3 & 4/5 Year 167 2/5 Year 325 4/5 Year 475 1/5 Year 624 5/5 Year 748 5/5 Year 27 5/5 Year 173 5/5 Year 327 3/5 Year 476 1/5 Year 627 4/5 Year 749 1/5 Year 28 4/5 Year 174 5/5 Year 329 3/5 Year 478 3/5 Year 629 7/5 Year 750 3/5 Year 29 4/5 Year & 1/4 Year 175 6/5 Year 330 4/5 Year 483 6/5 Year 630 4/5 Year 752 5/5 Year 31 1/5 Year 177 2/5 Year 331 5/5 Year 485 3/5 Year 631 3/5 Year 753 8/5 Year 32 3/5 Year 182 3/5 Year 332 3/5 Year 487 2/5 Year 632 7/5 Year 754 7/5 Year 34 4/5 Year 183 9/5 Year 333 2/5 Year 488 1/5 & 1/2 633 3/5 & 1/4 Year 755 4/5 Year & 1/4 Year 35 2/5 Year 184 2/5 Year 335 2/10 Year 491 5/5 Year 634 12/5 Year 756 2/5Year 36 5/5 Year 185 7/5 Year 336 7/5 Year 492 6/5 Year 636 7/5 Year 760 7/5 Year 37 4/5 Year 186 3/5 Year 339 2/5 Year 496 4/5 Year 637 1/5 Year 761 7/5 Year 40 3/5 Year 187 4/5 Year 342 3/5 Year 498 4/5 Year 638 5/5 Year 763 1/5 Year 41 4/5 Year 188 6/5 Year 343 2/5 Year 500 3/5 Year 640 1/5 Year & 1/10 Year 764 1/5 Year 42 4/5 Year 189 1/5 Year 344 4/5 Year 501 6/5 Year 641 2/5 Year 765 2/5 Year 43 5/5 Year 190 9/5 Year 345 5/5 Year 502 2/5 Year 642 7/5 Year 766 7/5 Year 45 5/5 Year 191 1/5 Year 346 6/5 Year 503 7/5 Year 644 5/5 Year 770 5/5 Year 46 1/10 Year 192 4/5 Year 352 5/5 & 1/4 Year 504 2/5 Year 645 1/10 Year & 5/5 Year 771 6/5 Year 47 4/5 Year 193 2/5 Year 353 2/10 Year 509 5/5 Year 646 7/5 Year 772 6/5 Year 49 8/10 Year 194 5/5 Year 354 7/5 Year 510 4/5 Year 650 2/5 Year 776 4/5 Year 52 4/5 Year 195 2/5 Year 355 2/5 Year 512 7/5 Year 651 7/5 Year 777 4/5 Year 54 7/5 Year 196 1/10 Year 356 1/5 Year 513 2/5 Year 653 6/5 Year 778 8/5 Year 55 2/4 Year 198 6/5 Year 357 5/5 Year 517 4/5 Year 654 3/5 Year 779 3/5 Year 59 5/5 Year 199 2/5 Year 359 4/5 Year 518 1/9 Year & 4/10 Year 656 2/5 Year 780 7/5 Year 60 2/5 Year 204 2/5 Year 360 1/5 Year 519 6/5 Year 658 1/5 Year 781 56/5 Year 61 2/5 Year 205 3/5 Year 361 5/5 Year 521 5/5 Year 659 7/5 Year 782 6/5 Year 62 2/5 Year 206 3/5 Year 364 9/5 Year 525 1/3 3/5 Year & 1/4 Year 662 1/5 Year 783 1/2 Year & 6/5 Year 64 78/5 Year 207 2/5 Year 365 1/5 Year 526 3/5 Year 663 89/5 Year 787 1/3 & 1/5 Year 65 4/5 Year 211 1/10 Year 366 2/5 Year 527 2/5 Year 664 7/5 Year 789 1/5 Year 66 4/5 Year 212 2/5 Year* 369 4/5 Year 535 2/5 Year 665 4/5 Year 790 Term Right 67 5/5 Year 213 1/5 Year 370 4/5 Year 536 6/5 Year 666 1/5 Year 791 8/5 Year 69 5/5 Year 214 4/5 Year 371 4/5 Year 537 4/5 Year 667 10/5 Year 70 6/5 Year 216 8/5 Year 376 5/5 Year 538 7/5 Year 669 5/5 Year 71 3/5 Year 217 2/5 Year 377 4/5 Year 541 5/5 Year 671 3/5 Year & 1/3 Year 72 4/5 Year 218 8/5 Year 378 4/5 Year 543 2/5 Year 673 3/5 Year 73 2/5 Year 220 4/5 Year 379 2/5 Year 544 2/5 Year 675 5/5 Year 74 1/5 Year 222 1/5 Year 380 23/5 Year 545 4/5 Year 676 3/5 Year 75 3/5 Year 223 5/5 Year 381 4/5 Year 546 1/5 Year 678 1/5 Year 77 4/5 Year 225 3/5 Year 383 4/5 Year 547 6/5 Year 679 4/5 Year 78 4/5 Year 227 1/5 Year 384 4/5 Year 549 6/5 Year 680 1/5 Year 79 3/5 Year 228 1/10 & 1/5 Year 385 4/5 Year 550 7/5 Year 681 1/1 & 8/5 Year 83 3/5 Year 233 4/5 Year 386 4/5 Year 552 2/5 Year 682 1/5 Year 84 4/5 Year 234 5/5 Year 388 4/5 Year 555 3/5 Year 683 7/5 Year 88 4/5 Year 235 4/5 Year 390 5/5 Year 557 4/5 Year 684 6/5 Year 89 6/5 Year 236 6/5 Year 392 2/5 Year 558 4/5 Year 685 7/5 Year 90 5/5 & 1/4 Year 239 5/5 and 1/2 395 7/5 Year 560 2/5 Year 686 1/5 Year 91 2/5 Year 241 10/5 Year 396 4/5 Year 562 3/5 Year 687 1/5 Year 94 7/5 Year 242 8/5 Year 399 7/5 Year 563 5/5 Year 690 3/5 Year 96 4/5 Year 246 4/5 Year 402 6/5 Year 565 2/5 Year 691 9/5 Year 99 1/10 Year 247 4/5 Year 403 5/5 Year 566 5/5 Year 694 5/5 Year 100 2/5 Year 248 5/5 Year 404 4/5 Year 567 5/5 Year 696 4/5 Year 101 4/5 Year 251 3/5 Year 406 6/5 Year 568 2/5 Year 697 3/5 Year & 1/4 Year 104 3/5 Year 254 3/5 Year 408 1/5 Year 570 1/5 Year 698 4/5 Year 106 1/5 Year 255 3/5 Year 410 5/5 Year 571 2/5 Year & 1/4 Year 699 6/5 Year 109 6/5 Year 256 1/10 Year 411 4/5 Year 574 1/5 Year 701 5/5 Year 110 8/5 Year 257 6/5 Year 415 2/5 Year 575 5/5 Year 703 5/5 Year 111 4/5 Year 261 3/5 Year 416 4/5 Year 576 1/5 Year 704 4/5 Year 112 5/5 Year 263 2/5 Year 418 2/5 Year 578 2/5 Year 706 2/5 Year 113 8/5 Year 266 1/5 Year 419 3/5 Year 581 3/5 Year 707 7/5 Year 115 3/5 Year 267 3/5Year 421 4/5 Year 582 2/5 Year 708 8/5 Year 116 5/5 Year 268 2/5 Year 422 4/5 Year 583 9/5 Year 710 1/5 Year 117 4/5 Year 269 7/5 Year 423 4/5 Year 584 2/5 AND 1/4 Year 712 4/5 Year 118 7/5 Year 271 4/5 Year 424 3/5 Year 587 7/5 Year 714 1/3 & 1/5 Year 122 2/5 Year 273 7/5 Year 426 5/5 Year 588 1/5 Year 715 4/5 Year 123 5/5 Year 275 2/5 Year 427 5/5 Year 589 4/5 Year 717 2/5 Year 124 2/5 Year 276 4/5 Year 428 8/5 Year 590 2/5 Year 718 7/5 Year 125 7/5 Year 278 2/5 Year 429 4/5 Year 592 10/5 Year 719 1/5 Year 129 4/5 Year 280 3/99 Year 430 6/5 Year 593 3/5 Year 721 7/5 Year 130 7/5 Year 283 7/5 Year 432 2/5 & 1/4 Year 595 1/4 & 11 MO 722 1/3, 2/5 Year 131 4/5 & 1/4 284 4/10 Year 434 3/5 Year 597 5/5 Year 723 2/5 Year 132 1/10 Year 288 2/5 Year 439 2/5 Year 598 5/5 Year 724 1/5 Year 135 5/5 Year 293 2/5 Year 441 4/5 Year 601 1/7 & 1/6 Year 725 3/99 Year

TRU—Real Estate Cleansing Materials U.S. “Big Box” Store Financial Information List of Landlords 101 & Scottsdale, LLC CFT NV Developments, LLC FORUM LONE STAR, L.P. Kin Properties Inc. PARK BROOKE HAZLET LLC Sunset Hills Owner LLC 1189 STCW, LLC Chandler Pavilions, LLC Frederick J. Meno, Receiver Kin Properties, Inc. PARKWAY CROSSING EAST SHOPPING CENTER, L.P. Susan Sandleman as Trustee of the Jefan Trust & 12535 S.E. 82nd Avenue Chapman Cole Attleboro Babies No. Two Partnership Ltd. Fringe Area (PLA) Inc. KINGSTOWNE PARCEL O L.P. Pasadena Partners LP Susan Sandelman as Trustee of the Mascot Trust 157th Kendall LLC CINCINNATI HOLDING COMPANY LLC Frit Escondido Promenade, LLC KIR ARBORETUM CROSSING L.P. PBA II, LLC SVAP II Pasadena Crossroads, LLC 18601 Alderwood Mall Pky LLC CITY BAY PLAZA LLC FTT VILLAGE FAIR NORTH LLC KIR Bridgewater 573, LLC PCG Burbank GL LLC T & T Enterprises, L.P. 209 South Point Blvd LLLP CITY NATIONAL BANK OF MIAMI FW CA-Pleasant Hill Shopping Center, LLC KIR MAPLE GROVE L.P. PCG WOODLAND HILLS TOPANGA T Douglasville GA Retail, LLC 2201 Gallatin Pike LLC City View Towne Crossing Shopping Center FW CT-CORBINS CORNER SHOPPING CENTER, LLC KIR MINNETONKA L.P. Peabody Center LLC T Southland Crossing OH, LLC 3500 48TH STREET ASSOCIATES Clearwater Crossing LP FW IL—Riverview Plaza LLC KIR MONTEBELLO, LP Philip A. Cianciolo and Edith J. Cianciolo, Co Trustees Tacoma Mall Partnership 3680 PARTNERSHIP CLIFTON COUNTRY ROAD ASSOC. RT CM 6341 G&I VIII Lakeshore Marketplace, LLC KIR Tampa 003, LLC Pine Tree Properties TAFT CORNERS ASSOCIATES 4000 Oxford Drive Associates, L.P. CLPF-Tukwila, L.P. G.E.J. Realty Company KRG Belle Isle, LLC PIPELINE 13 A LP Talisman Towson, LP 6711 Glen Burnie Retail, LLC CM Morris Corners LLC G.G. Lawruk Pleasant Valley 2000 LP and GGPA State College 1998, L.P. KRG Cedar Hill Plaza, L.P. Pipeline 13 A, LLC Tamarack Village Shopping Center, A LP 6851 Veterans LLC Cole MT Beavercreek OH, LLC G.P. Development Corp. KRG Evans Mullins, LLC PK I Fullerton Town Center, LP Tanurb Burnsville LP 9801 G B ASSOCIATES L L C Cole MT San Antonio (Highway 151) TX, LLC G.W. Real Estate of Georgia, LLC KRG Port St. Lucie Landing, LLC Plaza at Buckland Hills, LLC Taylor Square Owner LLC A & W ACQUISITIONS LLC Cole MT San Jose CA, LP Galleria Alpha Plaza, Ltd. KRG South Elgin Commons, LLC PNN Holdings, LP TECH ONE ASSOCIATES Acadia Mad River Property, LLC Cole MT Sunset Valley TX, LLC Gateway Center Properties III, L.L.C. KRG White Plains City Center, LLC Porto Bella Apartment Company, LP and SAS Family Trust The Cafaro NW Partnership ACF Paramus Plaza LLC Cole MT West Covina (Lakes) CA, LP Gateway DC Properties L Enterprises, LLC Portsmouth Plaza, LP The Colonies-Pacific 19A, LLC Adam Eidemiller, Inc. Cole TY Coral Springs FL, LLC Gateway Pinole Vista LLC LA CIENEGA—SAWYER LTD POTOMAC RUN, LLC The Homestead Company Albany Mall, L.L.C. Colonial Heights Land Associates LP Gator Swansea Property, LLC Lake Grove Owners LLC PR Valley Limited Partnership The Prudential Insurance Company of America Alisue LLC (25%), Jesue LLC, (25%), and Mascot LLC (50%) Columbia Crossing 1700, LLC GCTC Holdings LLC Lansing Mall LLC PREGAMANT MALL OF STATEN ISLAND LLC The Real McKeever LLC Alisue LLC (50%) and & Diajeff LLC (50%) Columbia Mall Partnership Gemini Place Towne Center, LLC LBG Portage Center, LLC Pyramid Company of Holyoke The Section 14 Development Company Almaden-Blossom Hill LLC Columbia Plaza Shopping Center JV General Auto Outlet of Evansville, LLC Lea Company R & J Baileys LLC THE STRIP DELAWARE LLC Anthony M. Cafaro Trust CONNIE L. SILLEN FAMILY TRUST George S. Petty LEVCO ASSOCIATES R J REALTY LP The Sully Limited Partnership ARC SPSANTX001, LLC Cooper Olshan Company GGP Ivanhoe II, Inc. Levin Properties LP RABANUS CENTER LCC The Village at Allen LP AREP III BT, LLC COOPER SMOLEN JOINT VENTURE GGP Staten Island Mall, LLC Lexington Toy Tulsa LP RAF Flowood LLC The Wright Oracle LLC Ashment Shopping Center COR Route 7 Company, LLC GOLDE CREEK PLAZA LIMITED PARTNERSHIP Loop West (Orlando), LLC Rainbow Arroyo Commons, LLC THF Chesterfield Dev, LLC ASSET ACQUISITION LLC AND Cordano Associates GOLDEN MILE MARKETPLACE LLC LVP Oakview Strip Center, LLC Raintree Realty LLC THG Bluegrass Manor, LLC Atomic Investments, Inc. COSMO EASTGATE, LTD GOODRICH CICERO LLC Macerich Southridge Mall LLC RAMCO JACKSON CROSSING SPE LLC Thousand Oaks MarketPlace, LP AUGUST AMERICA, LLC Cottonwood Corners TIC GRAND CENTRAL PARKERSBURG LLC Macomb Center Partners LLC Ramco-Gershenson, Inc. Timbers 2, LLC Aursan Company, LLC CP Venture Two, LLC Great East Mall Madison Waldorf LLC RB Tech Ridge, LLC TKG Paxton Towne Center Development, LP AVR CPC ASSOCIATES LLC CPT Creekside Town Center, LLC Great Northern Mall Holding, LLC Madison/West Towne, LLC RCG-Lithonia Marketplace, LLC TMT Pointe Plaza, Inc. B. Square SC Company. Ltd. CPT Shops at Rossmoor, LLC Greenwood 153, LLC Magnolia Park, LLC Redlands Town Center Retail III, LLC Top Terraces Inc. Baby Fields, LLC CRP II—Horizon Park LLC Greenwood 153, LLC Main Street at Exton, LP REGO II BORROWER LLC TOWNE CENTER WEST ASSOCIATES BAI Glenbrook LLC CSM SHOPS, INC. GS Centennial LLC Mall at Leigh Valley, L.P. RICHARD W SORENSON Toys WD Co LLC BALI PROPERTIES INC CUMBERLAND MALL ASSOCIATES Hamilton Village Station LLC Mall at Northshore, LLC Riddle Group TPP 306 First Colony, LLC BASSER-KAUFMAN 226, LLC CW Dover LLC HAP Property Owner, L.P. MALLVIEW PLAZA COMPANY LTD Ridge Line Inc Treeco/Soder Royal Palm LLC Bayer Development Company, L.L.C. CW Park Hills Plaza LP Hareff Trust MANANA-CDIT, LLC Rockaway Center Associates, L.P. Triangle Plaza I LLC BBB CORPORATION DANFORTH HOLDINGS, LLC HART Pacific Commons, LLC MANN ENTERPRISES INC. ROCKSTEP MERIDIAN, LLC TRIANGLE PLAZA II LLC Bel Air Square LLC Daniel G. Kamin Lima Enterprises Hawthorn Theatre LLC Market Plaza Associates Route 146 Millbury, LLC U.S. 41 & I 285 Company Bell Towne Centre Associates, LLC David A. Brown, V.B. McLain and Vallorbe, Inc. HCL Goodyear Centerpointe LLC MARKETPLACE CENTER, LLC RPAI Sugar Land Colony Limited Partnership UE Hudson Mall Holding LLC Bellingham North Main Street II, LLC David Chee HERSCH 2003 LLC Marvin L. Lindner Assoc. LLC RTP Comm Way LLC UE Mundy Street LP BEN RICHMAN C S COEN AND ANGELO DDR CAROLINA PAVILION LP Hickory Corners 16B, LLC Mascott LLC Running Hill SP LLC UE Property Management LLC Benderson-Wainberg Associates, L.P. DDR Gateway, LLC HIGH RIDGE LLC Master E. Squared Laredo LLC Rushmore Oaks Mall, LLC Union Bank of California, as Trustee for Owners Benenson Capital Partners, LLC DDR Millenia Plaza LLC HILLVIEW CH L L C MATTONE GROUP RACEWAY LLC AND S KLEIN FAMILY LLC University Park Improvements, LLC BENSALEM 11, LLC DDR Nassau Pavilion Associates, LP Hines Global REIT 4875 Town Center, LLC MD Management, Inc. Saico Gateway Company LLC University Town Plaza, LLC BERWICK-KRAUSZ DDR NORTE LLC, S.E. Hines Global REIT San Antonio Retail I LP MDL Realty LLC SALTRU Upper Glen Street Associates, LLC BEST BUY STORES LP DDR PERIMETER POINTE LLC HM-Up Development Alafaya Trails, LLC Meridian Centercal LLC SAMJENN Associates LLC Urban Edge Properties BEY LEA JOINT VENTURE DDR Poyner Place LP HORN POND PLAZA, LLC Metropolitan Life Insurance Company Sanford Sandelman (as trustee of Alisue Trust Fundementals) Urban Edge Properties BILLY E. MOORE and Heather Moore DDR Southeast Union, LLC HORSHAM REALTY PARTNERS, LP & GARDEN FAIR REALTY ASSOCIATES MGP IX Properties, LLC SAYVILLE PLAZA DEVELOPMENT LLC Urban Edge Properties Bloomington Commons, LLC DDRA AHWATUKEE FOOTHILLS LLC HRE Properties MICHAEL A. LIGHTMAN SBAF RUNNING FOX, INC. Urban Edge Properties BLT Realty, Inc. DDRM SPRINGFIELD COMMONS, LLC Huntington Oaks Delaware Partners, LLC MIDMALL RESOURCES LP Schaumburg Corners LLC Urban Edge Properties Blvdcon, LLC DDRTC Fayette Pavilion I & II LLC IA Lithonia Stonecrest, L.L.C. Mikeone Houston Holdings, LLC SCI ITC SOUTH FUND LLC Urban Edge Properties Brass Mill Center LLC DDRTC McFarland Plaza LLC IG LC Mill Creek Mall, LLC SDC/Pacific/Youngman-Santa Ana Urstadt Biddle Properties Inc. BRE DDR BR WEST VALLEY MI LLC DEPTFORD PLAZA ASSOCIATES IKEA CENTER URBAN RENEWAL INC. MIRA MESA SHOPPING CENTER-WEST SDR ASSOCIATES TOYS KIDS RT CM 5646 VALENCIA MARKETPLACE I, LLC BRE DDR Crocodile Sycamore Plaza LLC DeRito Talking Stick South, LLC IKEA PROPERTY INC MM17, LLC Seaboard Commons Holdings, LLC Valley View (Unit 1) LLC BRE DDR Erie Marketplace DST DG RETAIL LEASECO, L.L.C. Imbus Enterprises Limited Partnership Monmouth Plaza Enterprises, LLC SFERS Real Estate Corporation II VCG Whitney Field, LLC BRE DDR Shoppers World LLC Diajeff LLC and Alisan LLC IMI Huntsville, LLC MSA Montrose, L.P. Shackleford Crossings Investors, LLC VERTICAL INDUSTRIAL PARK ASSOCIATES BRE DDR Shoppers World LLC Donahue Schriber Realty Group, L.P. In Retail Fund Woodfield Commons, LLC MSKP Gateway, LLC SHAFER PLAZA 06A LLC Vickery Realty Co. Trust BRE RC Las Palmas MP TX LP Douglaston Shopping Center Owner, LLC Independence Plaza Center, LP MURRAY BART ASSOCIATES Shanri Holdings Corporation Viking Partners Overland Pointe Marketplace, LLC BRE/PearlRidge, L.L.C. DSF MOTELS Indio Jackson LLC NARE High Grove Management, LLC SHAW-MARTY ASSOCIATES VPBH ASSOCIATES, LP BREA UNION PLAZA I LLC DSVEGAS II LLC INLAND SOUTHEAST KINGS GRANT, L.L.C. NATIONAL LAND RESOURCES Shorewood Station LLC Wachs New Hartford Development, LLC Bricktown Square LLC DTD-Devco 8W LLC INLAND WESTERN CHARLESTON NORTH RIVERS, LLC National Retail Properties Short Pump Investors LLC Wal-Mart Realty Company Brixmor Arborland LLC DUNNING FARMS L.L.C. INLAND WESTERN CONCORD KINGS National Retail Properties, LP Siegen Lane Properties LLC WAT Marital Trust Brixmor GA Galleria, LLC Dunning Farms, LLC Inland Western Cranberry Dst. New York Dept. Stores De Puerto Rico, Inc. Simon Property Group (Texas) L.P. WATT-ELKHORN CENTER Brixmor GA Kingston Overlook LLC Durham Westgate Plaza Investors, LLC INLAND WESTERN FORT MYERS PAGE FIELD, LLC Newage PHM, LLC Site C, LLC Weingarten Nostat, Inc. Brixmor GA Waterford Commons LLC EATONTOWN 36-LLC Inland Western Hickory Catawba, LLC NEWINGTON GROSS, LLC Sizeler Family Limited Partnership Weingarten Nostate, Inc Brixmor GA Westminster LLC EDK TOYS LLC Inland Western Newnan Crossing II LLC Newington-Westfarms TMC, LLC SM Eastland Mall, LLC Weingarten Realty Investors Brixmor Grand Traverse I LLC Edmark IV LLC Inland Western Southlake Corners Kimball LP Nine Mall Investors, L.L.C. SM Rushmore Mall, LLC WEINGARTEN REALTY INVESTORS Brixmor Hale Road LLC EEC Park Place Cerritos, LLC Interstate 5 Center, LLC NNN TRU Gastonia, LLC Smith Interests General Partnership, L.L.P. Westgate Village, LLC Brixmor Property Owner II, LLC EL DORADO MP #1 LP IRC Turfway Commons, L.L.C. NOLAND FASHION SC LLC Smith Land & Improvement Corporation Westlake Shopping Center, LLC Brixmor Wendover Place LP EMPIRE MALL, LLC IRC University Crossing, LLC NORTHWEST TARGET LLC Smithtown Venture LLC White Oaks Plaza LLC Brixmor/IA Delco Plaza, LLC EQUITY ONE FLORIDA PORTFOLIO INC. Irvine Company LLC Northwoods Limited Partnership SOMERVILLE CIRCLE White Oaks Plaza, LLC Broadstone Plaza O2, L.P. Equity One JV Sub Northborough LLC IVT Price Plaza Katy, LLC NPMC RETAIL, LLC SOUTHPOINT PLAZA LLC AND GKK1 LLC Williams Parkway, LLC BROOKLINE NORTHTOWN LLC Esan LLC IVT RENAISSANCE CENTER DURHAM II LLC NTH 250 E, LLC Sparky Baby, LLC Wilson Gardens Havana, LLC BROWN—19, LLC Esan LLC and Alisan LLC Jantzen Dynamic Corporation NW Village LLC Spirit Properties, Ltd. Winrock Partners LLC BSM Suburban Plaza LLC Escondido Mission Village JJD-HOV Elk Grove, LLC Oakley Grove Development LLC Spring Ridge, LP WINSTON SALEM HANES LLC BT HULL STREET LLC Excel Ft. Union LLC JLP-Cranberry, LLC Oakridge Court, LLC Springsan Company, LLC Wood Asheville Center, LLC BTM Development Partners, LLC Excel Stockton LLC JLP-LYNNHAVEN VA, LLC OCW Retail-Dedham, LLC SS Capital, LLC Woodcock Properties, Inc. Burbank Realty Company LLC Exton/Whiteland DEVCO John Goldsmith Ohio Valley Mall STATE & 59TH PARTNERS, LLC Wrexham Associates Limited Partnership BURLINGTON COAT FACTORY Facchino/Lababera Blossom Hill, LLC Johnann, L.L.C. Orange Park Associates Sterling Realty Organization YACOEL INVESTMENTS III LLC BURLINGTON COAT FACTORY REALTY OF DUBLIN, INC. Family Center Orem Shopping Center, LLC Kentucky Oaks Mall Company OWRF BAYBROOK, LLC Stone Ridge Plaza, LLC YAH Investments Cafaro Governors Square Partnership FAY ESTATES KIMCO BAYSHORE LLC OXFORD VALLEY ROAD ASSOCIATES LP Stowsan LP, Alison Schreier (successor trustee) YUBA SHOPPING CENTER Canyon Crossing Dunhill LLC FESTIVAL OF HYANNIS LLC. Kimco Cross Creek, 607 Inc Pacific PETC-Miami, LLC Sucn. Zorahayda Ramirez de Arellano Zelman Ontario, LLC CASTLE & COOKE CORONA CROSSINGS LLC Fidelity Syndications Co., LLC Kimco Lewisville, L.P. Pacific Youngman-Torrance Summerhill Square, L.L.C. ZELMAN ONTARIO, LLC CAY PROPERTIES Fidelity Syndications Co., LLC Kimco Lexington 140, LLC PACIFIC/DSLA NO 2 Sun Center Limited CENTERCAP ASSOCIATES Floit Properties Kimco North Brunswick 617 Inc Palm Springs Mile Associates, Ltd. SUNLAND WEST JOINT VENTURE CenterPoint Owner LLC Forest Plaza, LLC Kimco Realty Corp. Palms Crossing Town Center, LLC Sunrise Mass LLC CENTURY PLAZA CORPORATION Fort Smith Ventures LLC KIN PROPERTIES PAPPAS UNION CITY L.P. Sunrise Promenade Associates

Project Sunrise ($ in Thousands) Lease Building Toy JUV Primary CAM CAM Insurance Insurance Utilities Utilities R&M R&M Row # Store # Store Name Chain Entity DMA Type Address City State Zip Size (SF) Selling (SF) Selling (SF) Region DC 2016 2017 2016 2017 2016 2017 2016 2017 1 5669 Tustin BRU Delaware Los Angeles CA Lease 13672 Jamboree Road Irvine CA 92602 40,469 1,041 30,787 R1 TRU WEST Rialto $ 70.8 $ 72.3 $ 4.9 $ 4.8 $ 78.4 $ 64.9 $ 35.5 $ 53.2 2 5670 Tempe BRU Delaware Phoenix (Prescott) AZ Lease 4835 E. Ray Rd Phoenix AZ 85044 40,000 1,899 34,228 R1 TRU WEST Rialto 70.7 72.9 4.9 4.7 87.5 81.1 65.5 26.7 3 5671 La Mesa BRU Propco I San Diego CA GL 8165 Fletcher Parkway La Mesa CA 91942 39,500 1,899 29,813 R1 TRU WEST Rialto 25.4 43.2 7.0 9.0 99.5 119.7 69.0 47.1 4 5672 Brea BRU Delaware Los Angeles CA GL 2575 E. Imperial Highway Brea CA 92821 38,000 1,899 28,846 R1 TRU WEST Rialto 38.5 48.2 4.9 6.1 71.9 68.0 41.2 26.4 5 5673 Henderson BRU Delaware Las Vegas NV Lease 510 North Stephanie Street Henderson NV 89014 37,882 1,899 28,450 R1 TRU WEST Rialto 32.7 30.4 6.9 4.8 54.3 50.2 46.0 54.4 6 5674 NW Las Vegas BRU Propco I Las Vegas NV GL 2150 North Rainbow Blvd. Las Vegas NV 89108 39,315 1,041 28,688 R1 TRU WEST Rialto 53.3 52.5 7.3 5.3 51.9 41.1 42.1 26.5 7 5675 Oxnard BRU Propco II Los Angeles CA Owned 2340 North Rose Avenue Oxnard CA 93030 38,000 1,041 28,881 R1 TRU WEST Rialto 16.2 21.5 30.4 10.3 55.2 54.5 31.6 37.4 8 5677 Van Nuys BRU Propco II Los Angeles CA Owned 7886 N. Van Nuys Blvd. Van Nuys CA 91402 37,000 1,041 28,664 R1 TRU WEST Rialto 80.4 88.8 8.0 6.1 82.7 83.5 34.0 43.0 9 5678 Cerritos BRU Propco I Los Angeles CA GL 11540 South St. Cerritos CA 90703 36,262 1,041 28,874 R1 TRU WEST Rialto 45.3 44.1 4.9 6.6 80.6 71.3 35.4 26.3 10 5679 Arrowhead BRU Propco II Phoenix (Prescott) AZ Owned 7540 W. Bell Rd Glendale AZ 85308 29,000 768 22,994 R1 TRU WEST Rialto 29.2 26.5 6.0 5.7 79.5 82.4 42.5 28.8 11 5680 Torrance BRU Delaware Los Angeles CA Lease 20120 Hawthorne Blvd. Torrance CA 90503 37,000 1,041 28,751 R1 TRU WEST Rialto 64.5 117.5 16.1 16.0 73.7 79.9 30.8 31.2 12 5692 Fresno BRU Propco I Fresno-Visalia CA Owned 7370 N. Blackstone Ave. Pinedale CA 93650 37,000 1,899 28,096 R1 TRU WEST Rialto 14.2 18.2 9.3 12.6 77.7 76.8 47.9 46.8 13 5693 Ontario BRU Delaware Los Angeles CA GL 4430 Ontario Mills Parkway Ontario CA 91764 37,430 1,041 28,634 R1 TRU WEST Rialto 53.8 54.3 6.2 5.7 67.7 69.0 32.6 21.4 14 5694 Tucson BRU Propco II Tucson (Sierra Vista) AZ Owned 4619 N. Oracle Rd Tuscon AZ 85705 37,300 1,899 27,830 R1 TRU WEST Rialto 4.4 6.1 4.9 5.8 111.0 110.9 47.2 21.2 15 5857 Brentwood BRU Delaware San Francisco-Oakland- GL 5461 Lone Tree Way Brentwood CA 94513 30,243 1,785 22,058 R1 TRU WEST Stockton 59.1 56.5 4.9 5.3 87.1 87.2 32.5 21.7 16 5858 Salinas BRU Delaware Monterey-Salinas CA GL 1930 N. Davis Road Salinas CA 93907 30,567 1,785 22,314 R1 TRU WEST Stockton 11.4 9.8 4.9 7.0 76.9 65.8 28.4 20.5 17 6357 Westbury BRU Propco I New York NY GL 1350 Corporate Drive. Westbury NY 11590 50,540 1,041 37,217 R3 TRU EAST Mt Olive 109.7 50.0 5.3 4.9 135.7 131.5 67.3 35.3 18 6358 Eatontown BRU Delaware New York NY Lease 70 US Highway 36 Eatontown NJ 7724 47,500 1,899 36,114 R3 TRU EAST Mt Olive 162.6 143.7 9.8 18.2 111.8 108.9 69.3 37.6 19 6369 North Brunswick BRU Delaware New York NY Lease 909 US Hwy 1 South. North Brunswick NJ 8902 45,142 1,899 34,334 R3 TRU EAST Mt Olive 43.7 52.6 5.4 4.8 85.6 73.3 34.8 24.1 20 6370 Deptford BRU Delaware Philadelphia PA Lease 1120 Hurffville Rd Deptford NJ 8096 38,664 1,899 30,469 R3 TRU EAST Mt Olive 68.9 72.9 5.1 26.0 94.8 81.2 55.2 31.6 21 6371 Bensalem BRU Map 2005 Philadelphia PA Lease 1336 Bristol Pike Bensalem PA 19020 39,264 1,899 31,913 R3 TRU EAST Mt Olive 80.3 66.7 4.8 4.8 73.7 63.0 33.4 30.8 22 6372 Fairless Hills BRU Map 2005 Philadelphia PA Lease 330 Commerce Blvd. Fairless Hills PA 19030 43,314 1,899 33,599 R3 TRU EAST Mt Olive 29.2 32.1 22.3 20.3 73.0 72.6 56.7 27.0 23 6373 Mays Landing BRU Delaware Philadelphia PA Lease 130 Consumer Square Mays Landing NJ 8330 39,442 1,899 30,023 R2 TRU CENTRAL Frederick 49.3 49.6 4.9 4.8 105.9 93.8 63.5 32.1 24 6374 Sayville BRU Delaware New York NY Lease 5181 Sunrise Hwy Bohemia NY 11716 38,604 1,041 30,606 R3 TRU EAST Mt Olive 152.2 136.4 38.3 37.7 103.7 95.4 66.0 53.3 25 6375 Bridgewater BRU Propco I New York NY GL 100 Promenade Blvd. Bridgewater NJ 8807 37,355 897 27,932 R3 TRU EAST Mt Olive 67.3 71.2 5.2 4.8 94.1 73.6 48.0 43.2 26 6376 Christiana BRU Delaware Philadelphia PA Lease 1317 New Churchmans Rd. Christiana DE 19713 41,890 1,041 30,989 R2 TRU CENTRAL Frederick 31.7 47.9 4.9 12.3 81.5 64.4 41.0 28.0 27 6377 Union BRU Propco I New York NY Lease 2700 Route 22 East. Union NJ 7083 37,970 1,899 28,854 R3 TRU EAST Mt Olive 82.6 105.2 5.1 6.3 106.2 100.8 56.2 37.1 28 6379 Cherry Hill BRU Delaware Philadelphia PA GL 2135 Route 38 Cherry Hill NJ 8002 37,491 1,041 28,881 R3 TRU EAST Mt Olive 75.5 71.4 5.1 5.0 90.5 83.3 40.0 28.1 29 6380 Baileys BRU Propco I Washington DC (Hagerst GL 5700 Leesburg Pike Falls Church VA 22041 38,500 1,041 28,649 R2 TRU CENTRAL Frederick 16.2 8.1 9.2 3.7 52.5 49.5 24.6 21.5 30 6383 Braintree BRU Propco II Boston MA (Mancheste Owned 450 Grossman Drive Braintree MA 2184 37,600 1,041 28,630 R3 TRU EAST Mt Olive 94.2 43.4 4.9 4.8 98.7 106.5 28.9 42.2 31 6384 Peabody BRU Map 2005 Boston MA (Mancheste Lease 300 Andover Street Peabody MA 1960 38,931 1,041 30,613 R3 TRU EAST Mt Olive 98.0 51.0 4.9 6.9 82.2 74.5 37.2 24.1 32 6385 Warwick BRU Delaware ProvidenceRi-New Bedfor Lease 300 Quaker Lane Warwick RI 2886 40,271 1,041 28,575 R3 TRU EAST Mt Olive 53.9 48.3 16.4 (6.0) 75.7 78.6 32.3 39.2 33 6386 Paramus BRU Delaware New York NY Lease 545 Route 17 South Paramus NJ 7652 37,480 1,899 27,562 R3 TRU EAST Mt Olive 56.0 54.0 8.6 13.3 120.5 131.8 48.0 46.5 34 6387 Whitehall BRU Propco I Philadelphia PA Lease 600 Lehigh Valley Mall Whitehall PA 18052 37,968 1,041 29,303 R3 TRU EAST Mt Olive 77.8 77.7 5.1 6.1 56.9 48.1 41.2 30.6 35 6388 N. Attleboro BRU Propco II ProvidenceRi-New Bedfor GL 1255 S. Washington St. N. Attleboro MA 2760 37,500 1,041 28,633 R3 TRU EAST Mt Olive 37.1 21.9 7.0 4.8 67.5 65.3 51.2 41.3 36 6389 College Point BRU Propco I New York NY Lease 139-19 20th Ave College Point NY 11356 37,403 1,041 28,925 R3 TRU EAST Mt Olive 314.4 241.6 5.4 5.0 112.3 100.2 49.2 44.6 37 6392 West Hartford BRU Propco I Hartford & New Haven GL 1559 New Britian Avenue West Hartford CT 6110 29,860 768 23,159 R3 TRU EAST Mt Olive 30.3 36.7 5.3 4.9 82.8 89.0 33.8 45.1 38 6393 Sterling BRU Propco II Washington DC (Hagerst Owned 21300 Signal Hill Plaza Sterling VA 20164 30,000 768 22,986 R2 TRU CENTRAL Frederick 31.8 22.4 4.8 5.0 44.6 43.4 24.9 16.7 39 6394 Reading BRU Map 2005 Philadelphia PA Lease 2789 Paper Mill Road Reading PA 19610 29,112 1,785 22,098 R2 TRU CENTRAL Frederick 61.4 38.1 5.2 5.6 56.1 44.6 45.6 34.5 40 6409 Boca Raton BRU Propco I West Palm Beach-Fort P Lease 21697 State Road # 7 Boca Raton FL 33428 36,078 1,899 26,998 R4 BRU WEST McDonough 52.3 105.7 5.0 4.8 60.7 64.5 50.5 34.7 41 6403 Douglasville BRU Propco I Atlanta GA GL 6875 Douglas Boulevard Douglasville GA 30135 30,100 1,785 22,129 R4 BRU WEST McDonough 15.3 19.9 13.4 (7.8) 58.9 59.8 28.8 27.1 42 6414 Silver Spring BRU Propco II Washington DC (Hagerst Owned 12012 Cherry Hill Road Silver Spring MD 20904 37,000 1,041 28,650 R2 TRU CENTRAL Frederick 17.0 22.2 4.9 4.8 74.7 77.2 33.2 35.2 43 6411 Yonkers BRU Propco I New York NY GL 2700 Central Park Ave Yonkers NY 10710 21,073 1,899 28,294 R3 TRU EAST Mt Olive 10.6 10.7 6.6 5.8 129.0 119.1 54.7 89.3 44 6410 Nanuet BRU Delaware New York NY Lease 250 East Route 59 Nanuet NY 10954 37,380 1,041 28,048 R3 TRU EAST Mt Olive 32.1 38.0 5.6 7.5 94.4 73.4 44.7 74.0 45 6424 Massapequa BRU Delaware New York NY Lease 5214 Sunrise Hwy Massapequa NY 11762 38,199 1,899 26,602 R3 TRU EAST Mt Olive 79.7 48.8 15.3 19.2 91.9 100.5 45.9 39.5 46 6428 Orange Park BRU Propco I Jacksonville FL Lease 6001 Argyle Forest Blvd Jacksonville FL 32244 37,500 1,899 27,316 R4 BRU WEST McDonough 58.8 59.7 4.9 4.8 70.4 65.7 43.7 29.2 47 6425 Harrisburg BRU Map 2005 Harrisburg-Lancaster-Le GL 5125 Jonestown Rd Harrisburg PA 17112 30,895 1,785 22,129 R2 TRU CENTRAL Frederick 34.1 29.0 11.7 4.8 59.9 52.6 40.5 23.9 48 6426 Winston Salem BRU Delaware Greensboro-High Point- GL 975 Hanes Mall Blvd Winston Salem NC 27103 30,600 1,785 22,129 R4 BRU WEST McDonough 20.9 21.6 5.0 2.8 46.1 41.2 32.3 38.4 49 6429 Manchester BRU Delaware Hartford & New Haven GL 169 Hale Road Manchester CT 6040 30,681 768 23,090 R3 TRU EAST Mt Olive 35.5 33.4 4.9 4.8 89.2 77.2 24.8 34.0 50 6430 Portland BRU Propco I Portland-Auburn ME GL 200 Running Hill Road S. Portland ME 4106 30,698 1,785 22,281 R3 TRU EAST Mt Olive 118.4 100.3 4.9 11.8 68.9 57.6 30.2 25.3 51 6431 Union City BRU Delaware San Francisco-Oakland- GL 31250 Court House Drive Union City CA 94587 38,380 1,899 28,162 R1 TRU WEST Stockton 18.0 37.6 6.4 6.7 96.5 99.7 41.6 36.2 52 6432 Bakersfield BRU Propco I Bakersfield CA GL 9280 Rosedale Highway Bakersfield CA 93312 30,606 1,785 22,114 R1 TRU WEST Rialto 34.1 40.4 5.4 4.8 90.7 91.9 27.4 34.9 53 6440 Taylor BRU Delaware Detroit MI Lease 14544 Racho Road Taylor MI 48180 37,459 768 26,052 R2 TRU CENTRAL Joliet 52.8 48.5 4.9 5.0 60.3 44.3 53.7 20.0 54 6438 Albuquerque BRU Delaware Albuquerque-Santa Fe N Lease 45 Hotel Circle Albuquerque NM 87123 41,280 1,899 28,307 R1 TRU WEST Midlothian 13.6 10.2 5.5 5.3 56.3 63.4 33.0 29.6 55 6439 Newport News BRU Propco I Norfolk-Portsmouth-Ne GL 12153 Jefferson Ave. Newport News VA 23602 24,932 394 18,068 R2 TRU CENTRAL Frederick 12.2 20.9 10.0 5.2 39.4 39.5 36.0 34.5 56 6437 Conyers BRU Propco I Atlanta GA GL 8160 Mall Parkway Lithonia GA 30058 32,000 1,785 22,102 R4 BRU WEST McDonough 12.6 9.7 5.2 4.8 52.5 51.1 23.0 18.3 57 6441 Milford BRU Propco II Hartford & New Haven Owned 1522-24 Boston Post Road Milford CT 6460 30,000 1,785 22,635 R3 TRU EAST Mt Olive 15.5 26.5 5.0 4.9 99.7 105.9 29.4 31.6 58 6442 Ann Arbor BRU Propco I Detroit MI GL 3725 Carpenter Road Ypsilanti MI 48197 25,000 394 18,664 R2 TRU CENTRAL Joliet 30.7 26.2 4.9 4.8 46.5 34.6 24.1 22.2 59 6443 Everett BRU Propco II Boston MA (Mancheste GL 12 Mystic View Road Everett MA 2149 30,606 768 23,131 R3 TRU EAST Mt Olive 56.5 64.5 5.1 4.8 91.6 91.5 35.1 24.8 60 6444 Staten Island BRU Delaware New York NY Lease 2655 Richmond Ave. Staten Island NY 10314 35,700 1,041 27,184 R3 TRU EAST Mt Olive 158.7 156.7 8.0 19.2 110.6 116.9 57.8 62.2 61 6449 Springfield BRU Propco II Philadelphia PA Owned 770 Baltimore Pike Springfield PA 19064 37,000 1,041 28,637 R2 TRU CENTRAL Frederick 18.3 25.3 4.9 4.8 79.9 69.9 37.2 53.7 Note: Numbering system used on this and following 12 pages does not correspond to numbering system on preceding graphs.

Project Sunrise ($ in Thousands) Lease Building Toy JUV Primary CAM CAM Insurance Insurance Utilities Utilities R&M R&M Row # Store # Store Name Chain Entity DMA Type Address City State Zip Size (SF) Selling (SF) Selling (SF) Region DC 2016 2017 2016 2017 2016 2017 2016 2017 62 6445 Reno BRU Propco II Reno NV Owned 4869 Kietzke Lane Reno NV 89509 30,900 1,785 22,116 R1 TRU WEST Stockton 34.6 34.9 6.8 6.8 29.7 33.8 28.2 38.7 63 6455 Brooklyn BRU Propco I New York NY GL 395 Gateway drive. Brooklyn NY 11239 36,908 1,785 24,990 R3 TRU EAST Mt Olive 200.4 183.3 6.2 5.3 99.9 85.6 44.4 64.0 64 6450 Framingham BRU Propco I Boston MA (Mancheste Lease Shoppers World Plaza,1 Worcester Framingham MA 1701 36,108 768 25,989 R3 TRU EAST Mt Olive 84.7 86.6 7.8 5.1 100.0 104.3 33.2 27.1 65 6452 Monroeville BRU Map 2005 Pittsburgh PA Lease 3700 William Penn Highway Monroeville PA 15146 37,000 768 26,060 R2 TRU CENTRAL Frederick 36.8 55.8 4.9 9.7 62.5 46.1 39.6 26.0 66 6447 Folsom BRU Delaware Sacramento-Stockton-M GL 2785 E. Bidwell St. Folsom CA 95630 30,555 1,785 22,289 R1 TRU WEST Stockton 27.3 32.1 4.9 5.3 68.9 67.3 27.2 34.2 67 6448 Hickory BRU Delaware Charlotte NC GL 1856 Catawba Valley Blvd. Hickory NC 28602 25,127 394 18,486 R4 BRU WEST McDonough 9.8 14.4 4.9 4.8 35.0 32.2 29.0 23.1 68 6454 Exton BRU Map 2005 Philadelphia PA GL 104 Bartlett Ave. Exton PA 19341 37,275 1,899 27,816 R2 TRU CENTRAL Frederick 82.8 56.0 4.9 5.0 71.7 68.3 60.2 30.2 69 6456 Clearwater BRU Delaware Tampa-St.Petersburg (S Lease 21315 US 19 North Clearwater FL 33765 30,624 1,785 22,290 R4 BRU WEST McDonough 41.3 40.9 4.9 6.3 101.3 104.3 47.8 34.8 70 6462 Montgomeryville BRU Propco II Philadelphia PA Owned 980 Bethleham Pike Montgomeryville PA 18936 37,000 1,899 27,905 R2 TRU CENTRAL Frederick 10.4 13.8 17.4 6.1 71.7 62.4 38.0 32.2 71 6459 Salem BRU Propco I Boston MA (Mancheste GL 447 South Broadway Salem NH 3079 37,000 1,899 27,627 R3 TRU EAST Mt Olive 29.3 32.8 5.9 9.5 81.4 84.6 35.1 40.8 72 6468 Millbury BRU Map 2005 Boston MA (Mancheste GL 70 Worcester Providence Tpk/Rt 14 Millbury MA 1527 30,606 1,785 22,290 R3 TRU EAST Mt Olive 123.6 65.7 5.9 4.8 81.2 74.3 28.0 24.3 73 6461 El Paso BRU Delaware El Paso TX (Las Cruces N Lease 1327 George Dieter Dr El Paso TX 79936 30,624 768 23,306 R1 TRU WEST Midlothian 17.4 26.1 12.2 7.1 61.0 63.8 32.1 34.6 74 6465 Scottsdale BRU Delaware Phoenix (Prescott) AZ GL 7000 E. Mayo Blvd Phoenix AZ 85050 37,415 1,899 28,097 R1 TRU WEST Rialto 45.4 27.9 5.3 4.8 85.5 81.4 56.1 23.9 75 6463 Westminster BRU Propco I Los Angeles CA GL 530 Westminster Mall Westminster CA 92683 40,000 1,041 28,780 R1 TRU WEST Rialto 33.5 38.3 5.6 9.0 78.4 76.9 37.6 40.3 76 6469 Portage BRU Propco I Grand Rapids-Kalamazo GL 5890 S. Westnedge Ave. Portage MI 49024 24,000 394 18,042 R2 TRU CENTRAL Joliet 3.7 23.6 4.9 4.6 57.0 55.4 29.8 24.5 77 6467 Wilkes Barre BRU Propco I Wilkes Barre-Scranton P GL 3300 Wilkes-Barre Township CommWilkes Barre PA 18702 30,624 1,785 22,290 R3 TRU EAST Mt Olive 69.9 68.6 4.9 5.5 59.6 53.1 50.8 33.0 78 6464 Mishawaka BRU Propco I South Bend-Elkhart IN GL 435 E. University Dr. Granger IN 46530 24,779 394 18,134 R2 TRU CENTRAL Joliet 58.5 42.8 6.2 1.2 44.4 40.4 31.4 23.9 79 6470 Erie BRU Propco I Erie PA GL 6680 Peach St. Erie PA 16509 25,124 394 19,156 R2 TRU CENTRAL Frederick 74.5 70.7 4.9 4.8 47.1 45.6 40.8 24.4 80 6481 Manalapan BRU Delaware New York NY Lease 17 Route 9 South. Manalapan NJ 7726 30,926 1,785 23,299 R3 TRU EAST Mt Olive 117.8 112.4 5.1 5.9 70.8 59.4 50.1 27.5 81 6478 Cranberry BRU Map 2005 Pittsburgh PA Lease 20111 Route 19 Cranberry Township PA 16066 31,650 768 24,226 R2 TRU CENTRAL Frederick 60.0 54.0 6.1 5.0 48.2 42.9 33.3 20.7 82 6477 Waldorf BRU Delaware Washington DC (Hagers Lease 2969 Festival Way Waldorf MD 20601 30,719 1,785 22,755 R2 TRU CENTRAL Frederick 101.3 56.4 4.9 4.8 63.2 63.9 27.1 25.1 83 6479 Mt. Olive BRU Propco I New York NY GL 50 International Drive South. Flanders NJ 7836 37,961 1,899 27,890 R3 TRU EAST Mt Olive 106.0 76.7 5.2 4.9 87.5 72.8 43.5 25.3 84 6480 Poughkeepsie BRU Propco I New York NY Lease 1822 South Road Wappinger Falls NY 12590 30,782 1,785 21,848 R3 TRU EAST Mt Olive 39.7 35.0 5.5 4.8 89.4 74.6 41.6 23.4 85 6490 Stockton BRU Propco I Sacramento-Stockton-M GL 10640 Trinity Pkwy Stockton CA 95219 31,494 1,785 22,031 R1 TRU WEST Stockton 44.4 48.2 5.0 11.0 78.2 75.7 21.5 23.7 86 6471 Evansville BRU Propco I Evansville IN GL 6501 E. Lloyd Expressway Evansville IN 47715 24,649 394 18,134 R1 TRU WEST Lee’s Summit 34.7 35.3 4.8 4.7 51.1 47.9 24.8 21.8 87 6486 Saginaw BRU Propco I Flint-Saginaw-Bay City GL 3321 Tittabawassee Road Saginaw MI 48604 24,651 394 18,139 R2 TRU CENTRAL Joliet 42.7 26.6 4.9 5.2 51.7 51.9 36.1 26.4 88 6491 Waterford BRU Delaware Hartford & New Haven Lease 915 Hartford Turnpike Waterford CT 6385 24,512 394 18,475 R3 TRU EAST Mt Olive 36.4 31.1 4.9 5.9 66.3 60.9 32.9 16.6 89 6505 Fairview Heights BRU Propco II St. Louis MO Owned 114 Commerce Lane Fairview Heights IL 62208 22,138 318 15,472 R1 TRU WEST Lee’s Summit 12.3 7.2 4.9 8.0 47.6 42.6 31.9 23.1 90 6510 Aventura BRU Delaware Miami-Ft. Lauderdale FL GL 2745 NE 193rd Street Aventura FL 33180 21,600 318 15,947 R4 BRU WEST McDonough 13.8 12.9 5.8 6.0 59.3 61.1 52.8 58.1 91 6492 Nashua BRU Delaware Boston MA (Mancheste GL 29 Gusabel Avenue Nashua NH 3063 38,000 1,899 27,555 R3 TRU EAST Mt Olive 68.4 67.3 5.6 12.1 69.6 63.0 33.1 43.3 92 6493 Tacoma BRU Propco I Seattle-Tacoma WA GL 2502 S. 48 th St. Tacoma WA 98409 37,415 1,041 28,781 R1 TRU WEST Stockton 14.7 15.7 8.7 8.4 56.0 54.9 40.8 32.0 93 6503 East Hanover BRU Propco I New York NY GL 98 Route 10 West. East Hanover NJ 7936 37,500 1,041 29,180 R3 TRU EAST Mt Olive 139.3 81.8 5.4 4.8 76.1 71.0 28.7 24.5 94 6508 Toms River BRU Delaware New York NY Lease 1220 Hooper Ave. Toms River NJ 8753 25,000 318 18,715 R3 TRU EAST Mt Olive 78.5 109.4 4.9 4.8 58.4 49.2 25.7 20.4 95 6504 Lancaster BRU Map 2005 Harrisburg-Lancaster-Le Lease 990 Plaza Blvd. Lancaster PA 17601 21,940 318 15,339 R2 TRU CENTRAL Frederick 30.8 30.1 9.2 5.0 41.7 40.2 61.2 17.0 96 6509 Middletown BRU Propco I New York NY GL 88 Dunning Rd. Middletown NY 10940 22,010 318 15,935 R3 TRU EAST Mt Olive 37.9 42.7 8.6 5.8 93.4 72.2 30.2 28.4 97 6494 Latham BRU Propco I Albany-Schenectady-Tro GL 221 Wade Road Extension Latham NY 12110 38,198 1,899 27,894 R3 TRU EAST Mt Olive 57.3 79.3 5.3 6.3 56.8 44.1 57.1 41.7 98 6507 Omaha BRU Delaware Omaha NE Lease 3505 S. 140th Plaza Omaha NE 68144 30,624 1,785 22,294 R1 TRU WEST Lee’s Summit 36.6 28.9 5.5 27.2 54.3 54.1 30.1 20.3 99 6502 Springfield BRU Delaware Champaign & Springfiel GL 2601 Veterans Pkwy Springfield IL 62704 25,000 318 17,086 R2 TRU CENTRAL Joliet 12.5 21.8 4.9 4.8 52.5 48.8 28.1 21.8 100 6515 Ogden BRU Propco II Salt Lake City UT Owned 4042 Riverdale Rd. Ogden UT 84405 22,465 318 15,884 R1 TRU WEST Rialto 47.6 46.5 8.5 6.9 37.2 30.6 31.0 17.0 101 6518 Danbury BRU Delaware New York NY GL 19 Backus Ave Danbury CT 6810 20,520 318 14,525 R3 TRU EAST Mt Olive 11.0 16.6 4.9 4.8 51.9 51.4 30.3 36.5 102 6516 Orem BRU Propco I Salt Lake City UT Lease 106 East University Pkwy. Orem UT 84058 20,900 318 15,246 R1 TRU WEST Rialto (5.3) 27.2 4.9 4.8 36.4 28.0 25.8 30.2 103 6512 Murrietta BRU Delaware Los Angeles CA GL 24440 Village Walk Place Murrieta CA 92562 30,624 1,785 22,297 R1 TRU WEST Rialto 49.0 51.4 5.0 4.8 54.4 58.7 25.5 24.7 104 6519 Newnan BRU Propco I Atlanta GA GL 221 Newnan Crossing Bypass Newnan GA 30264 30,000 1,785 22,294 R4 BRU WEST McDonough 11.6 11.7 4.9 6.8 42.6 47.0 35.7 27.8 105 6538 Union Square BRU Delaware New York NY Lease 24-30 Union Square E New York NY 10003 51,500 2,551 21,668 R3 TRU EAST Mt Olive 96.8 100.1 25.9 15.2 204.6 162.5 258.5 325.4 106 6558 Serramonte BRU Propco I San Francisco-Oakland- Owned 775 Serramonte Blvd Colma CA 94014 38,087 1,899 28,002 R1 TRU WEST Stockton 38.4 36.6 149.4 1.6 57.7 80.1 44.6 38.1 107 6552 Madison BRU Propco II Madison WI Owned 2161 Zeier Road Madison WI 53704 45,451 1,899 32,456 R2 TRU CENTRAL Joliet 60.5 24.3 9.0 4.7 67.8 71.9 31.6 24.9 108 6549 Fairfield BRU Propco I Sacramento-Stockton-M Owned 1400 Gateway Blvd Fairfield CA 94533 42,862 1,899 28,932 R1 TRU WEST Stockton 55.1 71.2 7.1 4.8 84.1 91.0 47.2 37.3 109 6550 Wichita BRU Propco I Wichita-Hutchinson KS Owned 4646 W. Kellogg Wichita KS 67209 45,183 1,899 30,813 R1 TRU WEST Lee’s Summit 2.7 1.6 5.4 4.8 84.5 86.3 42.7 33.0 110 6539 Totowa BRU Delaware New York NY Lease 465 Route 46 West. Totowa NJ 7512 49,950 1,899 35,117 R3 TRU EAST Mt Olive 69.0 107.0 73.3 20.8 87.6 81.6 45.0 48.6 111 6557 Mira Mesa BRU Delaware San Diego CA GL 8181 Mira Mesa Blvd. San Diego CA 92126 46,760 1,899 34,352 R1 TRU WEST Rialto 143.0 148.3 5.5 6.1 117.0 126.2 73.0 43.9 112 6534 Chula Vista BRU Delaware San Diego CA GL 1860 Main Court Chula Vista CA 91911 37,320 1,041 28,588 R1 TRU WEST Rialto 33.9 54.5 6.3 5.3 90.8 95.7 38.9 40.0 113 6555 Holyoke BRU Map 2005 Springfield-Holyoke MA Lease 50 Holyoke Street Holyoke MA 1040 36,707 1,785 25,377 R3 TRU EAST Mt Olive (7.0)—4.9 4.8 89.4 79.7 45.5 30.9 114 6533 West Windsor BRU Delaware Philadelphia PA GL 700 Nassua Park Blvd West Windsor NJ 8540 37,259 1,041 28,042 R3 TRU EAST Mt Olive 86.2 71.0 5.6 4.8 108.7 100.4 27.4 29.0 115 6544 Bricktown BRU Delaware Chicago IL Lease 6420 W. Fullerton Chicago IL 60707 45,083 1,899 32,382 R2 TRU CENTRAL Joliet 73.9 87.5 5.0 5.1 57.3 52.3 41.4 33.2 116 6547 Brookfield BRU Delaware Milwaukee WI Lease 18550 W. Bluemound Rd. Brookfield WI 53045 43,196 1,041 31,698 R2 TRU CENTRAL Joliet 25.7 20.8 6.2 4.0 71.4 64.9 47.2 28.4 117 6561 Mesa BRU Delaware Phoenix (Prescott) AZ GL US 60 and Signal Butte Rd Mesa AZ 85209 30,624 1,785 22,319 R1 TRU WEST Rialto 49.6 56.0 6.4 5.3 56.8 48.4 46.9 34.3 118 6540 Simi Valley BRU Delaware Los Angeles CA GL 1189 Simi Town Ctr Way Simi Valley CA 93065 30,624 1,785 22,326 R1 TRU WEST Rialto 199.4 111.3 4.9 8.8 63.1 58.3 43.8 24.9 119 6553 Spokane BRU Propco I Spokane WA Lease 6104 N. Division Street Spokane WA 99207 38,177 1,899 29,554 R1 TRU WEST Stockton 24.0 21.5 4.9 4.8 68.8 61.4 56.6 35.1 120 6551 Woodbury BRU Propco I Minneapolis-St. Paul M GL 8236 Tamarack Village Woodbury MN 55125 31,268 1,785 23,346 R1 TRU WEST Lee’s Summit 94.9 64.5 4.9 4.8 52.1 44.2 27.7 22.9 121 6543 Lansing BRU Delaware Lansing MI Lease 5900 W. Saginaw Highway Lansing MI 48917 42,958 1,899 29,612 R2 TRU CENTRAL Joliet 55.3 58.6 5.2 4.8 97.5 92.1 42.6 28.4 122 6563 Nashville BRU Delaware Nashville TN Lease 2205 Gallatin Pike N. Madison TN 37115 41,640 1,899 30,075 R4 BRU WEST McDonough 70.3 31.3 5.1 5.0 66.1 62.9 64.0 23.2

**Project Sunrise**

*($ in Thousands)*

| Row # | Store # | Store Name | Chain | Entity | DMA | Lease Type | Address | City | State | Zip | Building Size (SF) | Toy Selling (SF) | JUV Selling (SF) | Region | Primary DC | CAM 2016 | CAM 2017 | Insurance 2016 | Insurance 2017 | Utilities 2016 | Utilities 2017 | R&M 2016 | R&M 2017 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 123 | 6570 | S. Richmond | BRU | Delaware | Richmond-Petersburg V | GL | 13315 Rittenhouse Drive | Midlothian | VA | 23112 | 31,362 | 1,785 | 22,079 | R2 TRU CENTRAL | Frederick | 25.2 | 34.0 | 5.0 | 4.8 | 37.3 | 34.1 | 23.9 | 21.5 |
| 124 | 6562 | Durham | BRU | Delaware | Raleigh-Durham (Fayett | GL | 7001 Fayetteville Road | Durham | NC | 27713 | 30,000 | 1,785 | 22,440 | R2 TRU CENTRAL | Frederick | 55.5 | 101.3 | 5.1 | 5.5 | 40.5 | 36.8 | 24.5 | 29.4 |
| 125 | 6536 | Ft. Myers | BRU | Delaware | Ft. Myers-Naples FL | GL | 10002 Gulf Center Dr | Ft. Myers | FL | 33913 | 30,700 | 1,785 | 22,294 | R4 BRU WEST | McDonough | 96.9 | 101.0 | 6.5 | 11.5 | 65.8 | 58.2 | 28.8 | 45.9 |
| 126 | 6577 | Port St. Lucie | BRU | Delaware | West Palm Beach-Fort F | GL | 10732 SW Village Pkwy | Port St. Lucie | FL | 34953 | 30,795 | 1,785 | 22,313 | R4 BRU WEST | McDonough | 33.8 | 34.0 | 4.9 | 9.8 | 54.3 | 55.9 | 25.8 | 30.9 |
| 127 | 6575 | Florence | BRU | Delaware | Cincinnati OH | Lease | 4999 Houston Road | Florence | KY | 41042 | 33,148 | 768 | 24,085 | R2 TRU CENTRAL | Joliet | 57.7 | 19.8 | 4.9 | 4.8 | 44.2 | 36.6 | 29.6 | 18.0 |
| 128 | 6576 | Shorewood | BRU | Delaware | Chicago IL | Lease | 994 Brook Forest Ave. | Shorewood | IL | 60431 | 30,000 | 1,785 | 22,073 | R2 TRU CENTRAL | Joliet | 40.0 | 33.8 | 7.5 | 4.8 | 47.0 | 41.2 | 36.7 | 20.7 |
| 129 | 6642 | Pearl City | BRU | Delaware | Honolulu HI | Lease | 1150 Kuala Street | Pearl City | HI | 96782 | 45,000 | 1,041 | 29,465 | R1 TRU WEST | Rialto | 186.4 | 185.1 | 5.2 | 7.2 | 151.6 | 147.7 | 50.9 | 36.6 |
| 130 | 6581 | Santa Clarita | BRU | Delaware | Los Angeles CA | Lease | 26573 Carl Boyer Dr. | Santa Clarita | CA | 91350 | 30,000 | 1,785 | 22,316 | R1 TRU WEST | Rialto | 22.1 | 41.5 | 5.3 | 5.6 | 54.6 | 59.4 | 38.3 | 22.5 |
| 131 | 7705 | South Austin | BRU | Delaware | Austin TX | Lease | 5207 Brodie Lane | Sunset Valley | TX | 78745 | 30,000 | 1,785 | 21,633 | R1 TRU WEST | Midlothian | 36.2 | 48.1 | 4.9 | 4.8 | 52.0 | 48.9 | 41.4 | 32.3 |
| 132 | 7703 | Metairie | BRU | Delaware | New Orleans LA | Lease | 6851 Veterans Blvd | Metairie | LA | 70003 | 38,626 | 1,041 | 27,557 | R1 TRU WEST | Midlothian | 18.1 | 17.5 | 33.6 | 32.1 | 59.0 | 63.4 | 35.9 | 33.6 |
| 133 | 6580 | Spring Valley | BRU | Delaware | Las Vegas NV | Lease | 7020 Arroyo Crossing Parkway | Las Vegas | NV | 89118 | 35,328 | 1,785 | 22,440 | R1 TRU WEST | Rialto | 43.2 | 39.7 | 163.2 | 5.0 | 42.7 | 47.4 | 42.7 | 24.9 |
| 134 | 7713 | McAllen | BRU | Delaware | Harlingen-Weslaco-Bro | Lease | 3300 W. Expressway 83 | McAllen | TX | 78504 | 30,623 | 768 | 23,333 | R1 TRU WEST | Midlothian | 54.1 | 54.2 | 4.9 | 9.0 | 44.7 | 41.6 | 36.8 | 36.8 |
| 135 | 7711 | San Antonio | BRU | Delaware | San Antonio TX | Lease | 17610 La Cantera Pkwy | San Antonio | TX | 78257 | 30,000 | 1,785 | 22,523 | R1 TRU WEST | Midlothian | 88.7 | 66.2 | 5.8 | 4.1 | 49.5 | 50.5 | 48.7 | 27.0 |
| 136 | 8826 | Coral Way | BRU | Delaware | Miami-Ft. Lauderdale Fl | Lease | 8755 SW 24th St | Miami | FL | 33165 | 40,214 | 1,041 | 30,571 | R4 BRU WEST | McDonough | 21.6 | 55.4 | 4.9 | 6.3 | 91.2 | 94.2 | 53.1 | 46.2 |
| 137 | 6605 | Kissimmee | BRU | Delaware | Orlando-Daytona Beach | Lease | 2601 W.Osceola Parkway | Kissimmee | FL | 34741 | 30,567 | 1,785 | 22,316 | R4 BRU WEST | McDonough | 59.9 | 54.4 | 10.6 | 13.8 | 64.4 | 59.7 | 43.1 | 24.3 |
| 138 | 7712 | Little Rock | BRU | Delaware | Little Rock-Pine Bluff AF | Lease | 2616 S. Shackleford Rd | Little Rock | AR | 72205 | 30,624 | 1,785 | 22,316 | R1 TRU WEST | Midlothian | 25.6 | 34.5 | 16.0 | 5.0 | 47.5 | 51.0 | 28.5 | 35.4 |
| 139 | 7708 | Hurst | BRU | Delaware | Dallas-Ft.Worth TX | Lease | 1309 W. Pipeline Rd | Hurst | TX | 76053 | 30,790 | 1,785 | 22,206 | R1 TRU WEST | Midlothian | 20.9 | 12.0 | 14.9 | 8.5 | 43.9 | 40.9 | 37.9 | 33.7 |
| 140 | 7707 | Jackson | BRU | Delaware | Jackson MS | GL | 260 Ridge Way Rd | Flowood | MS | 39232 | 25,000 | 394 | 18,122 | R1 TRU WEST | Midlothian | 37.0 | 23.7 | 4.9 | 5.0 | 34.8 | 36.6 | 28.2 | 26.0 |
| 141 | 8816 | Asheville | BRU | Delaware | Greenville-Spartanburg | Lease | 801 Fairview Road | Asheville | NC | 28803 | 42,296 | 1,899 | 32,108 | R4 BRU WEST | McDonough | 25.2 | 50.9 | 5.3 | 4.8 | 64.3 | 55.3 | 55.7 | 27.5 |
| 142 | 8857 | Kendall | BRU | Delaware | Miami-Ft. Lauderdale Fl | Lease | 15625 SW 88th Street | Miami (Kendall) | FL | 33196 | 42,341 | 1,899 | 31,972 | R4 BRU WEST | McDonough | 59.9 | 66.7 | 59.3 | 60.3 | 88.4 | 89.4 | 37.7 | 30.1 |
| 143 | 8854 | Kennesaw | BRU | Delaware | Atlanta GA | Lease | 1875 Greers Chapel Road | Kennesaw | GA | 30144 | 42,296 | 1,041 | 35,109 | R4 BRU WEST | McDonough | 20.1 | 17.6 | 5.1 | 5.7 | 82.7 | 65.9 | 42.9 | 31.6 |
| 144 | 8828 | Mobile | BRU | Delaware | Mobile AL-Pensacola (Ft | Lease | 3658-A Airport Blvd | Mobile | AL | 36608 | 26,393 | 394 | 22,345 | R4 BRU WEST | McDonough | 29.5 | 31.4 | 6.7 | 4.8 | 62.7 | 60.4 | 30.9 | 31.4 |
| 145 | 8855 | Evans | BRU | Delaware | Augusta GA | GL | 4225 Washington Rd. | Evans | GA | 30809 | 32,000 | 1,785 | 22,290 | R4 BRU WEST | McDonough | 0.9 | 29.5 | 5.0 | 8.6 | 65.0 | 57.8 | 25.3 | 29.4 |
| 146 | 8890 | Columbia | BRU | Propco II | Columbia SC | Owned | 254 Harbison Boulevard | Columbia | SC | 29212 | 40,000 | 1,899 | 29,486 | R4 BRU WEST | McDonough | 30.6 | 20.1 | 5.0 | 4.9 | 86.6 | 79.3 | 47.7 | 23.2 |
| 147 | 8861 | Pembroke Pines | BRU | Delaware | Miami-Ft. Lauderdale Fl | Lease | 11930 Pines Blvd. | Pembroke Pines | FL | 33026 | 42,296 | 1,041 | 35,365 | R4 BRU WEST | McDonough | 80.3 | 87.4 | 8.3 | 7.5 | 75.8 | 77.1 | 30.8 | 42.4 |
| 148 | 8864 | Alpharetta | BRU | Delaware | Atlanta GA | Lease | 6380 No. Point Parkway | Alpharetta | GA | 30022 | 44,032 | 1,899 | 32,311 | R4 BRU WEST | McDonough | 33.3 | 49.2 | 5.2 | 8.6 | 99.1 | 100.1 | 35.6 | 28.7 |
| 149 | 8880 | Chattanooga | BRU | Delaware | Chattanooga TN | Lease | 2020 Gunbarrel Rd | Chattanooga | TN | 37421 | 21,000 | 394 | 16,358 | R4 BRU WEST | McDonough | 10.1 | 7.4 | 6.7 | 6.3 | 48.6 | 47.9 | 22.4 | 19.7 |
| 150 | 8885 | Potomac Mills | BRU | Delaware | Washington DC (Hagers | GL | 14173 Crossing Place | Woodbridge | VA | 22192 | 30,000 | 1,785 | 20,836 | R2 TRU CENTRAL | Frederick | 34.0 | 46.7 | 5.1 | 4.8 | 52.3 | 45.5 | 25.2 | 23.1 |
| 151 | 8892 | Dunwoody | BRU | Delaware | Atlanta GA | Lease | 1155 Mt. Vernon Hwy | Dunwoody | GA | 30338 | 42,296 | 1,899 | 29,855 | R4 BRU WEST | McDonough | 39.4 | 30.8 | 5.6 | 5.3 | 90.0 | 83.3 | 71.2 | 25.2 |
| 152 | 8875 | Pasadena | BRU | Delaware | Baltimore MD | Lease | 8040 Ritchie Hwy. | Pasadena | MD | 21122 | 45,286 | 1,899 | 34,225 | R2 TRU CENTRAL | Frederick | 46.3 | 52.6 | 4.9 | 4.8 | 85.1 | 75.1 | 30.9 | 26.3 |
| 153 | 8865 | Lauderhill | BRU | Delaware | Miami-Ft. Lauderdale Fl | Lease | 7350 W Commercial Blvd. | Lauderhill | FL | 33319 | 44,000 | 1,899 | 32,932 | R4 BRU WEST | McDonough | 59.2 | 60.7 | 4.9 | 13.8 | 93.4 | 94.1 | 32.2 | 29.5 |
| 154 | 8860 | Nashville | BRU | Delaware | Nashville TN | Lease | 5731 Nolensville Rd | Nashville | TN | 37211 | 36,000 | 1,899 | 27,526 | R4 BRU WEST | McDonough | 63.4 | 35.6 | 5.1 | 5.1 | 80.8 | 81.9 | 52.4 | 42.5 |
| 155 | 8881 | Concord | BRU | Delaware | Charlotte NC | GL | 8062 Concord Mills Blvd | Concord | NC | 28027 | 30,000 | 1,785 | 22,294 | R4 BRU WEST | McDonough | 13.9 | 20.1 | 5.3 | 5.1 | 45.2 | 42.6 | 38.4 | 30.7 |
| 156 | 8884 | Chantilly | BRU | Delaware | Washington DC (Hagers | Lease | 13954 Metrotech Drive | Chantilly | VA | 20151 | 30,400 | 1,785 | 23,699 | R2 TRU CENTRAL | Frederick | 25.2 | 43.5 | 6.3 | 6.2 | 53.8 | 51.7 | 25.4 | 20.1 |
| 157 | 8863 | Knoxville | BRU | Delaware | Knoxville TN | Lease | 9626 Kingston Pike | Knoxville | TN | 37922 | 42,296 | 1,041 | 33,384 | R4 BRU WEST | McDonough | 30.7 | 34.9 | 5.4 | 6.4 | 72.7 | 76.8 | 64.5 | 27.5 |
| 158 | 8878 | Pineville | BRU | Delaware | Charlotte NC | Lease | 9575 South Boulevard | Charlotte | NC | 28273 | 42,296 | 1,899 | 33,327 | R4 BRU WEST | McDonough | 49.7 | 58.3 | 5.0 | 9.0 | 60.5 | 56.6 | 40.8 | 30.5 |
| 159 | 8888 | N. Charleston | BRU | Propco I | Charleston SC | GL | 7220 Rivers Avenue | N. Charleston | SC | 29406 | 31,280 | 1,785 | 22,290 | R4 BRU WEST | McDonough | 30.5 | 13.8 | 8.0 | 6.1 | 72.9 | 70.3 | 49.5 | 45.3 |
| 160 | 8859 | Tampa | BRU | Delaware | Tampa-St.Petersburg (S | Lease | 3908 West Hillsborough Avenue | Tampa | FL | 33614 | 45,368 | 1,899 | 35,598 | R4 BRU WEST | McDonough | 93.1 | 83.9 | 5.9 | 6.7 | 96.9 | 89.3 | 41.4 | 21.9 |
| 161 | 8882 | Chesapeake | BRU | Delaware | Norfolk-Portsmouth-Ne | Lease | 1336 Greenbrier Parkway | Chesapeake | VA | 23320 | 42,296 | 1,899 | 33,552 | R2 TRU CENTRAL | Frederick | 68.8 | 62.6 | 4.9 | 12.5 | 70.7 | 67.5 | 36.6 | 23.2 |
| 162 | 8893 | Altamonte Springs | BRU | Delaware | Orlando-Daytona Beach | Lease | 708 West State Rd 436 | Altamonte Springs | FL | 32714 | 42,296 | 1,899 | 32,632 | R4 BRU WEST | McDonough | 12.9 | 20.2 | 4.9 | 44.3 | 92.0 | 99.4 | 37.0 | 28.1 |
| 163 | 8894 | Greensboro | BRU | Delaware | Greensboro-High Point- | Lease | 1214 Bridford Parkway | Greensboro | NC | 27407 | 44,487 | 1,899 | 28,887 | R4 BRU WEST | McDonough | 44.9 | 37.3 | 4.9 | 4.8 | 61.7 | 59.5 | 48.0 | 25.6 |
| 164 | 9248 | Orland Park | BRU | Propco II | Chicago IL | Owned | 15820 94th Avenue | Orland Park | IL | 60462 | 38,000 | 1,041 | 29,537 | R2 TRU CENTRAL | Joliet | 16.2 | 10.1 | 5.0 | 5.0 | 42.1 | 39.9 | 51.3 | 31.2 |
| 165 | 9249 | Northville | BRU | Propco II | Detroit MI | Owned | 20111 Haggerty Road | Northville | MI | 48167 | 38,000 | 1,041 | 29,551 | R2 TRU CENTRAL | Joliet | 25.2 | 14.4 | 7.4 | 4.9 | 71.1 | 74.4 | 45.9 | 31.6 |
| 166 | 9241 | N. Canton | BRU | Map 2005 | Cleveland-Akron (Canto | Lease | 6655 Strip Avenue NW | N. Canton | OH | 44720 | 42,296 | 1,041 | 33,106 | R2 TRU CENTRAL | Frederick | 90.0 | 92.9 | 18.7 | 21.9 | 94.7 | 93.0 | 49.0 | 32.1 |
| 167 | 9242 | Dublin | BRU | Map 2005 | Columbus OH | Lease | 3610 West Dublin-Granville Rd. | Columbus | OH | 43235 | 42,296 | 1,899 | 32,192 | R2 TRU CENTRAL | Frederick | 64.4 | 47.5 | 4.9 | 4.8 | 87.6 | 94.5 | 41.9 | 36.1 |
| 168 | 9245 | Louisville | BRU | Propco I | Louisville KY | GL | 4623 Shelbyville Road | Louisville | KY | 40207 | 37,414 | 1,041 | 28,631 | R2 TRU CENTRAL | Joliet | 7.0 | 3.9 | 8.5 | 7.8 | 61.4 | 56.5 | 37.9 | 51.1 |
| 169 | 9238 | Naperville | BRU | Delaware | Chicago IL | Lease | 1955 Glacier Park Avenue | Naperville | IL | 60540 | 40,000 | 1,041 | 34,642 | R2 TRU CENTRAL | Joliet | 64.7 | 46.7 | 3.5 | 4.8 | 81.5 | 88.2 | 32.1 | 24.6 |
| 170 | 9250 | Roseville | BRU | Propco I | Detroit MI | GL | 32233 Gratiot Avenue | Roseville | MI | 48066 | 37,216 | 1,899 | 27,732 | R2 TRU CENTRAL | Joliet | 57.3 | 43.1 | 5.1 | 4.8 | 73.2 | 62.6 | 59.5 | 20.0 |
| 171 | 9240 | Dayton | BRU | Map 2005 | Dayton OH | Lease | 2661 Miamisburg-Centerville Rd. | Dayton | OH | 45459 | 33,147 | 394 | 22,647 | R2 TRU CENTRAL | Frederick | 25.7 | 26.1 | 5.1 | 7.9 | 63.6 | 55.6 | 22.0 | 16.4 |
| 172 | 9243 | Indianapolis | BRU | Delaware | Indianapolis IN | Lease | 3928 E 82nd Street | Indianapolis | IN | 46240 | 36,000 | 1,785 | 25,210 | R2 TRU CENTRAL | Joliet | 50.4 | 59.5 | 5.1 | 5.0 | 54.7 | 47.9 | 33.2 | 23.6 |
| 173 | 9247 | Sterling Heights | BRU | Delaware | Detroit MI | Lease | 12050 Hall Road | Sterling Heights | MI | 48313 | 54,575 | 1,041 | 40,492 | R2 TRU CENTRAL | Joliet | 17.6 | 60.4 | 4.9 | 5.8 | 99.4 | 84.4 | 55.9 | 17.3 |
| 174 | 9237 | Greenwood | BRU | Delaware | Indianapolis IN | Lease | 8800 US 31 South | Indianapolis | IN | 46227 | 40,556 | 1,899 | 37,772 | R2 TRU CENTRAL | Joliet | 67.9 | 31.4 | 5.2 | 4.8 | 69.4 | 59.9 | 50.1 | 28.5 |
| 175 | 9246 | Burbank | BRU | Delaware | Chicago IL | Lease | 7750 South Cicero Avenue | Burbank | IL | 60459 | 42,296 | 1,899 | 33,084 | R2 TRU CENTRAL | Joliet | 43.2 | 41.9 | 6.2 | 18.2 | 67.9 | 58.6 | 41.0 | 23.4 |
| 176 | 9239 | Columbus | BRU | Propco II | Columbus OH | GL | 2686 Taylor Road | Reynoldsburg | OH | 43068 | 37,415 | 1,899 | 27,910 | R2 TRU CENTRAL | Frederick | 13.3 | 9.1 | 4.9 | 5.9 | 75.9 | 61.7 | 49.9 | 57.4 |
| 177 | 9244 | Forest Park | BRU | Map 2005 | Cincinnati OH | Lease | 925 Cincinnati Mills Dr. | Cincinnati | OH | 45240 | 38,500 | 1,899 | 28,290 | R2 TRU CENTRAL | Joliet | (4.0) | - | 6.8 | 5.0 | 2.0 | 0.9 | 42.8 | 19.2 |
| 178 | 9255 | Flint | BRU | Propco II | Flint-Saginaw-Bay City F | Owned | 3274 South Linden Road | Flint | MI | 48507 | 29,397 | 1,785 | 21,856 | R2 TRU CENTRAL | Joliet | 20.2 | 11.4 | 8.6 | 6.7 | 72.1 | 70.9 | 25.4 | 35.9 |
| 179 | 9257 | Lexington | BRU | Propco I | Lexington KY | GL | 1965 Star Shoot Parkway | Lexington | KY | 40509 | 30,000 | 1,785 | 21,857 | R4 BRU WEST | McDonough | 48.1 | 47.0 | 4.9 | 4.8 | 54.6 | 50.7 | 39.1 | 23.9 |
| 180 | 9254 | Boardman | BRU | Propco II | Youngstown OH | GL | 1240 Doral Drive | Boardman | OH | 44514 | 33,000 | 1,785 | 21,856 | R2 TRU CENTRAL | Frederick | 20.3 | 24.2 | 5.7 | 4.8 | 54.8 | 40.7 | 33.3 | 30.8 |
| 181 | 9294 | Merrillville | BRU | Propco II | Chicago IL | Owned | 1335 East 79th Street | Merrillville | IN | 46410 | 30,000 | 1,785 | 22,129 | R2 TRU CENTRAL | Joliet | 14.8 | 9.6 | 3.0 | 5.8 | 78.8 | 83.7 | 33.6 | 28.1 |
| 182 | 9280 | Auburn Hills | BRU | Propco II | Detroit MI | Owned | 4936 Baldwin Road | Orion Township | MI | 48359 | 29,500 | 1,785 | 22,581 | R2 TRU CENTRAL | Joliet | 34.1 | 41.3 | 5.2 | 4.8 | 59.4 | 47.8 | 34.9 | 22.6 |
| 183 | 9291 | Syracuse | BRU | Propco II | Syracuse NY | Owned | 2027 Park Street | Syracuse | NY | 13208 | 30,000 | 768 | 23,159 | R3 TRU EAST | Mt Olive | 33.8 | 37.7 | 8.3 | 13.4 | 58.5 | 46.6 | 34.7 | 52.5 |

Project Sunrise ($ in Thousands) Lease Building Toy JUV Primary CAM CAM Insurance Insurance Utilities Utilities R&M R&M Row # Store # Store Name Chain Entity DMA Type Address City State Zip Size (SF) Selling (SF) Selling (SF) Region DC 2016 2017 2016 2017 2016 2017 2016 2017 184 9290 Fort Wayne BRU Propco II Ft. Wayne IN Owned 4140 Coldwater Road Fort Wayne IN 46805 30,000 1,785 22,129 R2 TRU CENTRAL Joliet 9.7 16.1 4.2 5.0 52.7 53.2 35.4 27.6 185 9281 Henrietta BRU Delaware Rochester NY GL 2335 Marketplace Drive Rochester NY 14623 30,000 768 22,874 R3 TRU EAST Mt Olive 72.9 74.5 5.7 9.7 66.1 54.2 24.9 37.5 186 9282 Amherst BRU Delaware Buffalo NY Lease 1569 Niagara Falls Blvd Amherst NY 14228 30,000 768 23,138 R3 TRU EAST Mt Olive 151.8 112.7 5.9 4.8 60.7 50.5 24.1 19.5 187 9285 Niles BRU Delaware Chicago IL GL 5660 Touhy Avenue Niles IL 60714 37,500 1,041 28,841 R2 TRU CENTRAL Joliet 36.3 45.0 4.9 4.8 52.1 48.6 50.9 30.4 188 9260 Grand Rapids BRU Propco I Grand Rapids-Kalamazo GL 4923 28th Street South East Grand Rapids MI 49512 33,816 1,785 23,968 R2 TRU CENTRAL Joliet 42.7 26.5 4.9 4.8 62.1 65.2 26.4 26.0 189 9544 Sugar Land BRU Delaware Houston TX Lease 15555 S.W. Freeway Sugar Land TX 77479 41,462 1,041 30,011 R1 TRU WEST Midlothian 46.1 50.0 19.2 4.8 58.2 47.0 41.7 55.7 190 9546 Katy BRU Propco I Houston TX GL 20280 Katy Freeway Katy TX 77449 37,285 1,041 28,715 R1 TRU WEST Midlothian 47.2 54.1 5.0 28.9 53.4 46.2 36.1 36.0 191 9293 Vernon Hills BRU Delaware Chicago IL GL 295 Center Drive Vernon Hills IL 60061 37,415 1,899 27,804 R2 TRU CENTRAL Joliet — 4.9 5.0 59.4 50.3 30.6 30.5 192 9541 St. Louis BRU Delaware St. Louis MO Lease 4441 Lemay Ferry Rd St. Louis MO 63129 44,680 1,041 32,603 R1 TRU WEST Lee’s Summit 24.5 21.3 5.0 4.8 51.7 54.8 34.4 38.2 193 9542 Lewisville BRU Delaware Dallas-Ft.Worth TX Lease 420 E. Round Grove Rd Lewisville TX 75067 42,420 1,899 32,409 R1 TRU WEST Midlothian 46.9 56.0 9.7 6.6 54.5 50.5 57.1 37.9 194 9284 North Olmsted BRU Propco I Cleveland-Akron (Canto Lease 26520 Lorain Road North Olmsted OH 44070 43,935 1,041 31,634 R2 TRU CENTRAL Frederick 34.8 45.9 4.9 4.8 78.3 69.9 56.7 16.3 195 9279 Toledo BRU Propco II Toledo OH GL 1360 S. Holland-Sylvania Road Holland OH 43528 30,600 768 23,201 R2 TRU CENTRAL Joliet 36.9 36.8 4.9 4.8 52.3 46.8 37.7 30.6 196 9283 Mentor BRU Map 2005 Cleveland-Akron (Canto Lease 7841 Mentor Ave Mentor OH 44060 35,000 1,899 26,196 R2 TRU CENTRAL Frederick 31.3 34.5 10.2 10.1 54.5 44.0 47.8 20.4 197 9551 Bridgeton BRU Propco I St. Louis MO Owned 5590 St. Louis Mills Blvd Hazelwood MO 63042 30,000 1,785 22,290 R1 TRU WEST Lee’s Summit 16.9 19.4 11.9 7.2 54.1 57.3 33.0 37.5 198 9548 Tulsa BRU Delaware Tulsa OK Lease 10010 E 71st Street S. Tulsa OK 74133 42,296 1,041 32,917 R1 TRU WEST Midlothian 2.7 2.6 18.6 4.8 65.1 64.9 47.2 28.7 199 9547 Cypress BRU Delaware Houston TX Lease 380 FM 1960 W. Houston TX 77090 40,000 1,041 31,815 R1 TRU WEST Midlothian 87.0 70.7 5.0 7.0 57.6 51.0 47.1 19.3 200 9566 Pleasanton BRU Propco II San Francisco-Oakland- Owned 4990 Dublin Boulevard Dublin CA 94568 37,000 1,041 28,574 R1 TRU WEST Stockton 84.5 87.4 4.9 4.8 78.3 76.3 28.9 57.5 201 9569 San Jose / Almaden BRU Delaware San Francisco-Oakland- Lease 865 Blossom Hill Road San Jose CA 95123 49,893 1,899 27,873 R1 TRU WEST Stockton 52.2 73.4 5.4 2.1 81.5 80.7 34.3 37.2 202 9572 Lynnwood BRU Delaware Seattle-Tacoma WA Lease 19500 Alderwood Mall Parkway Lynnwood WA 98036 39,480 1,899 28,068 R1 TRU WEST Stockton 64.4 91.0 5.1 5.1 47.3 45.8 39.2 20.0 203 9571 Clackamas BRU Propco I Portland OR GL 9650 S.E. 82nd Avenue Portland OR 97266 37,314 1,899 27,788 R1 TRU WEST Stockton 61.7 63.2 10.4 7.8 49.8 54.1 42.7 30.3 204 9560 Richfield BRU Delaware Minneapolis-St. Paul M Lease 900 West 78th Street South Richfield MN 55423 42,050 1,899 31,836 R1 TRU WEST Lee’s Summit 74.9 66.8 4.9 4.8 88.1 83.8 49.0 20.7 205 9568 Midvale BRU Delaware Salt Lake City UT Lease 1122 Fort Union Boulevard Midvale UT 84047 36,100 1,041 28,751 R1 TRU WEST Rialto 24.2 41.2 6.2 7.9 58.5 52.4 48.0 22.6 206 9553 Westminster BRU Delaware Denver CO Lease 9330 Sheridan Blvd Westminster CO 80031 42,900 1,899 32,728 R1 TRU WEST Lee’s Summit 56.3 53.2 9.7 12.5 67.2 67.4 37.1 47.7 207 9556 Overland Park BRU Propco I Kansas City MO GL 8500 W 135th ST Overland Park KS 66223 37,415 1,041 28,730 R1 TRU WEST Lee’s Summit 90.0 34.0 7.8 6.0 64.8 67.4 40.8 19.4 208 9552 Arlington BRU Delaware Dallas-Ft.Worth TX Lease 1501 W. Arbrook Blvd Arlington TX 76015 40,000 1,041 32,644 R1 TRU WEST Midlothian 17.6 22.4 10.3 9.3 68.8 57.1 57.6 34.1 209 9562 Mesquite BRU Delaware Dallas-Ft.Worth TX Lease 1220 Town E. Blvd Mesquite TX 75150 38,726 1,899 28,822 R1 TRU WEST Midlothian 57.4 57.5 4.9 25.9 57.3 55.3 24.8 27.6 210 9574 Tigard BRU Propco II Portland OR Owned 7805 S.W. Dartmouth Rd. Tigard OR 97223 37,000 1,041 28,642 R1 TRU WEST Stockton 16.6 16.7 6.4 4.8 64.1 62.9 48.8 63.0 211 9573 Modesto BRU Propco II Sacramento-Stockton-M Owned 3500 Sisk Road Modesto CA 95356 45,554 1,041 33,468 R1 TRU WEST Stockton 46.2 47.2 5.1 6.3 102.4 64.1 38.2 40.0 212 9575 Colorado Springs BRU Propco I Colorado Springs-Puebl Owned 3555 Citadel Dr S. Colorado Springs CO 80909 31,790 1,785 23,941 R1 TRU WEST Lee’s Summit 18.8 6.1 9.4 7.3 54.1 54.1 29.9 51.6 213 9577 Oklahoma City BRU Delaware Oklahoma City OK GL 1731 Belle Isle Ave Oklahoma City OK 73118 37,300 1,899 27,830 R1 TRU WEST Midlothian 48.1 57.8 5.9 7.4 54.4 52.5 37.8 35.4 214 9579 Highlands Ranch BRU Propco II Denver CO Owned 7155 Business Center Dr Highlands Ranch CO 80130 37,000 1,041 28,678 R1 TRU WEST Lee’s Summit 21.9 15.2 10.3 13.7 56.1 53.8 40.5 53.8 215 9581 Vista BRU Propco II San Diego CA Owned 1990 University Drive Vista CA 92083 37,000 1,041 28,581 R1 TRU WEST Rialto 55.7 60.1 10.1 4.8 106.2 91.8 71.3 29.9 216 9580 Roseville-CA BRU Delaware Sacramento-Stockton-M GL 1248 Galleria Boulevard Roseville CA 95678 37,212 1,041 28,769 R1 TRU WEST Stockton 64.6 76.3 5.4 5.1 79.3 68.1 25.1 45.3 217 9582 Hulen BRU Propco I Dallas-Ft.Worth TX GL 5800 Overton Ridge Blvd Fort Worth TX 76132 37,000 1,899 27,807 R1 TRU WEST Midlothian 8.2 8.7 4.9 5.8 70.1 66.8 43.6 44.9 218 9587 Des Moines BRU Delaware Des Moines-Ames IA Lease 8801 University Ave Clive IA 50325 25,353 394 18,388 R1 TRU WEST Lee’s Summit 39.6 6.4 4.9 4.3 38.6 36.8 21.0 22.2 219 9586 Chesterfield BRU Propco I St. Louis MO GL 220 THF Blvd Chesterfield MO 63005 30,606 1,785 22,125 R1 TRU WEST Lee’s Summit 24.3 23.6 5.1 4.8 46.5 44.5 33.2 19.5 220 9583 Kansas City BRU Delaware Kansas City MO GL 8640 N. Madison Ave Kansas City MO 63005 30,884 1,785 22,132 R1 TRU WEST Lee’s Summit 25.8 14.0 5.6 4.9 76.0 70.6 34.1 19.7 221 9588 Baybrook BRU Propco I Houston TX GL 18182 Gulf Freeway Friendswood TX 77546 37,500 1,041 28,669 R1 TRU WEST Midlothian 23.0 12.4 13.4 32.6 63.8 58.7 48.7 58.7 222 9236 Schaumburg BRU Delaware Chicago IL Lease 16 East Golf Road Schaumburg IL 60173 43,105 1,041 32,780 R2 TRU CENTRAL Joliet 24.9 83.2 4.9 5.3 44.0 41.9 30.1 23.2 223 5602 Van Nuys TRU Delaware Los Angeles CA Lease 16040 Sherman Way Van Nuys CA 91406 40,625 22,559 3,419 R1 TRU WEST Rialto 1.6 1.6 9.1 13.5 98.2 102.4 53.6 41.7 224 5603 Burbank TRU Delaware Los Angeles CA Lease 683 North Victory Blvd Burbank CA 91502 37,856 24,582 5,245 R1 TRU WEST Rialto 20.5 22.9 5.5 9.0 126.2 116.2 50.4 42.7 225 5607 Las Vegas TRU Propco I Las Vegas NV Owned 4550 Meadows Lane Las Vegas NV 89107 36,750 27,308 5,741 R1 TRU WEST Rialto 14.1 6.1 9.2 18.0 83.6 76.4 52.6 42.4 226 5610 Woodland Hills TRU Delaware Los Angeles CA Lease 6245 Topanga Canyon Blvd Woodland Hills CA 91364 33,360 23,970 4,988 R1 TRU WEST Rialto 80.3 56.4 4.9 4.8 118.0 124.1 44.3 46.0 227 5611 Riverside TRU Propco II Los Angeles CA Owned 10391 Magnolia Ave. Riverside CA 92505 41,797 26,349 7,053 R1 TRU WEST Rialto 6.4 6.9 33.7 15.8 111.9 98.6 39.6 42.9 228 5613 Ventura TRU Propco I Los Angeles CA Owned 2975 Johnson Drive Ventura CA 93004 46,000 28,300 7,379 R1 TRU WEST Rialto 21.9 20.2 15.4 5.9 85.2 79.6 49.2 36.6 229 5615 Lancaster TRU Propco I Los Angeles CA Owned 1335 West Avenue K Lancaster CA 93534 50,286 26,878 3,856 R1 TRU WEST Rialto 5.2 4.1 9.6 16.8 115.8 106.0 36.4 65.0 230 5617 Thousand Oaks TRU Propco I Los Angeles CA Lease 179 N. Moorpark Road Thousand Oaks CA 91360 43,000 25,334 5,665 R1 TRU WEST Rialto 68.1 70.7 5.1 4.8 92.5 89.2 35.7 34.0 231 5622 Torrance TRU Propco I Los Angeles CA Lease 22035 Hawthorne Blvd. Torrance CA 90503 48,516 28,889 6,500 R1 TRU WEST Rialto 76.6 69.3 9.5 6.1 105.1 101.4 37.8 33.9 232 5625 Chula Vista TRU Delaware San Diego CA Lease 1008A Industrial Blvd. Chula Vista CA 91911 42,540 27,062 6,779 R1 TRU WEST Rialto 21.4 27.1 26.3 21.2 125.9 153.4 74.8 64.2 233 5626 La Mesa TRU Delaware San Diego CA Lease 8790 Grossmont Blvd La Mesa CA 91941 37,410 25,333 5,822 R1 TRU WEST Rialto 63.7 59.4 17.4 7.5 159.4 161.5 74.6 57.7 234 5627 Oceanside TRU Propco I San Diego CA Owned 2425 Vista Way Oceanside CA 92054 35,000 24,689 6,411 R1 TRU WEST Rialto 59.6 51.1 5.0 7.0 99.5 99.1 47.5 34.4 235 5628 Mission Bay TRU Propco I San Diego CA Lease 1240 W. Morena Blvd. San Diego CA 92110 35,397 23,857 5,291 R1 TRU WEST Rialto 11.3 18.4 6.6 5.5 142.3 126.2 52.0 30.5 236 5629 Bell Gardens TRU Propco II Los Angeles CA Owned 7102 Eastern Ave. Bell Gardens CA 90201 39,826 26,550 6,355 R1 TRU WEST Rialto 9.6 10.6 11.0 10.5 94.6 99.7 38.6 40.8 237 5630 Cerritos TRU Propco I Los Angeles CA Lease 11340 E. South St. Cerritos CA 90701 33,500 25,829 4,593 R1 TRU WEST Rialto 16.9 18.3 34.6 8.0 130.5 133.7 39.7 70.0 238 5633 Escondido TRU Delaware San Diego CA GL l240 Auto Park Way Escondido CA 92029 45,556 28,763 6,057 R1 TRU WEST Rialto 112.4 59.4 6.3 5.5 133.3 145.3 68.7 36.4 239 5634 Huntington Beach TRU Delaware Los Angeles CA Lease 7212 Edinger Ave. Huntington Beach CA 92647 40,129 25,379 3,713 R1 TRU WEST Rialto 41.1 81.8 4.9 5.7 83.2 81.3 34.7 40.8 240 5639 Hawaii TRU Delaware Honolulu HI GL 98-211 Pali Momi Street Aiea HI 96701 37,051 21,671 6,313 R1 TRU WEST Rialto 146.1 114.2 6.7 6.5 174.8 188.4 53.1 53.6 241 5640 Tucson TRU Propco I Tucson (Sierra Vista) AZ Owned 4525 North Oracle Rd. Tucson AZ 85705 40,762 28,474 5,064 R1 TRU WEST Rialto 4.0 4.7 4.9 5.3 113.4 142.9 68.6 84.2 242 5645 Paradise Valley TRU Delaware Phoenix (Prescott) AZ GL 12801 North Tatum Blvd. Phoenix AZ 85032 45,400 27,790 6,912 R1 TRU WEST Rialto 148.7 65.3 4.9 4.8 95.4 74.6 50.4 30.0 243 5649 Murrieta TRU Propco II Los Angeles CA Owned 39855 Alta Murrieta Dr. Murrieta CA 92562 45,493 29,075 6,521 R1 TRU WEST Rialto 42.3 27.5 5.0 5.2 86.8 78.1 39.1 45.4 244 5651 E. Mesa TRU Propco II Phoenix (Prescott) AZ Owned 1516 South Power Rd. E. Mesa AZ 85206 45,881 27,959 6,648 R1 TRU WEST Rialto 19.6 19.9 5.3 5.2 91.8 73.7 55.0 33.4

Project Sunrise ($ in Thousands) Lease Building Toy JUV Primary CAM CAM Insurance Insurance Utilities Utilities R&M R&M Row # Store # Store Name Chain Entity DMA Type Address City State Zip Size (SF) Selling (SF) Selling (SF) Region DC 2016 2017 2016 2017 2016 2017 2016 2017 245 5652 Scottsdale TRU Delaware Phoenix (Prescott) AZ GL 9139 Indian Bend Rd. Scottsdale AZ 85250 45,000 28,021 7,531 R1 TRU WEST Rialto 63.2 68.5 5.1 5.5 84.1 74.0 58.2 39.8 246 5653 National City TRU Delaware San Diego CA GL 1100 E. 30 St. National City CA 91950 46,000 29,263 6,373 R1 TRU WEST Rialto 14.2 16.5 20.1 30.9 140.4 148.2 76.8 56.5 247 5655 Monrovia TRU Delaware Los Angeles CA Lease 660 West Huntington Dr. Monrovia CA 91016 42,815 26,288 4,072 R1 TRU WEST Rialto 82.9 85.5 9.0 8.3 83.1 74.7 38.8 49.9 248 5658 Calexico TRU Propco I Yuma AZ-El Centro CA GL 2600 Rockwood Ave. Calexico CA 92231 45,378 29,796 5,440 R1 TRU WEST Rialto 2.7 5.8 6.9 15.8 124.9 119.3 48.9 70.1 249 5661 Henderson TRU Propco I Las Vegas NV GL 1425 W. Sunset Road Henderson NV 89014 45,000 28,749 6,343 R1 TRU WEST Rialto 99.2 (0.3) 5.1 5.8 67.9 56.7 40.6 62.1 250 5663 Yuma TRU Propco I Yuma AZ-El Centro CA Owned 801 W. 32nd Street Yuma AZ 85365 30,625 16,376—R1 TRU WEST Rialto 13.7 15.0 14.2 5.7 69.6 65.8 31.1 24.0 251 5664 Arrowhead TRU Propco I Phoenix (Prescott) AZ Owned 7430 W. Bell Rd. Glendale AZ 85308 30,000 19,843 4,763 R1 TRU WEST Rialto 28.9 34.0 5.7 4.8 91.2 85.0 55.9 33.4 252 5682 Chandler TRU Delaware Phoenix (Prescott) AZ GL 840 N. 54th St. Chandler AZ 85226 31,982 20,665 4,146 R1 TRU WEST Rialto 30.6 34.4 4.9 4.8 65.1 61.4 58.4 31.3 253 5683 Ontario Mills TRU Delaware Los Angeles CA GL 4460 Ontario Mills Parkway Ontario CA 91764 48,000 28,678 8,699 R1 TRU WEST Rialto 68.6 68.0 5.2 20.9 99.9 98.6 60.7 35.5 254 5684 Visalia TRU Propco I Fresno-Visalia CA Owned 2800 S. Mooney Blvd. Visalia CA 93277 31,000 20,732 3,098 R1 TRU WEST Rialto 8.8 11.3 5.6 8.9 69.1 57.2 34.9 25.3 255 5685 Murray TRU Delaware Salt Lake City UT Lease 5968 South State St. Murray UT 84107 45,369 28,835 4,851 R1 TRU WEST Rialto 28.2 50.1 6.2 5.0 71.3 64.7 55.8 42.7 256 5689 Orem TRU Propco I Salt Lake City UT Owned 86 E. University Parkway. Orem UT 84058 45,059 28,693 5,922 R1 TRU WEST Rialto 5.2 46.8 8.4 6.3 64.0 51.6 37.1 36.6 257 5691 Layton TRU Propco I Salt Lake City UT GL 1780 Woodland Park Drive Layton UT 84041 34,790 19,762 2,643 R1 TRU WEST Rialto 38.0 37.9 5.2 8.0 52.8 48.8 34.7 37.2 258 5802 Fresno TRU Delaware Fresno-Visalia CA GL 3520 W. Shaw Ave. Fresno CA 93711 45,000 28,845 6,120 R1 TRU WEST Rialto 22.0 14.2 5.5 4.8 120.3 112.0 35.0 44.6 259 5805 Reno TRU Propco II Reno NV Owned 5000 Smith Ridge Dr. Reno NV 89502 35,390 27,523 5,871 R1 TRU WEST Stockton 69.4 59.2 4.9 6.3 46.7 42.2 41.7 44.2 260 5807 Arden Way TRU Delaware Sacramento-Stockton-M Lease 1919 Arden Way Sacramento CA 95815 39,664 25,779 5,437 R1 TRU WEST Stockton 71.1 47.6 7.5 5.9 109.4 96.0 49.0 62.6 261 5808 Sunrise TRU Delaware Sacramento-Stockton-M Lease 7800 Greenback Lane Citrus Heights CA 95610 44,700 25,632 6,421 R1 TRU WEST Stockton 20.5 (8.1) 4.9 8.0 110.9 105.2 47.1 49.4 262 5809 Modesto TRU Propco II Sacramento-Stockton-M Owned 2700 Sisk Road Modesto CA 95350 43,000 28,968 5,119 R1 TRU WEST Stockton 13.8 8.3 13.7 11.8 99.0 92.0 49.2 71.1 263 5810 Stockton TRU Delaware Sacramento-Stockton-M GL 718 West Hammer Lane Stockton CA 95210 49,835 32,485 6,614 R1 TRU WEST Stockton 61.5 62.9 7.9 17.5 155.1 130.3 38.0 35.5 264 5811 Dublin TRU Delaware San Francisco-Oakland- Lease 6850 Amador Plaza Road. Dublin CA 94568 38,285 23,440 4,175 R1 TRU WEST Stockton 41.3 38.6 6.7 10.2 59.0 59.4 37.1 42.7 265 5815 Santa Rosa TRU Propco I San Francisco-Oakland- Owned 2705 Santa Rosa Ave. Santa Rosa CA 95407 38,017 27,018 5,627 R1 TRU WEST Stockton 57.8 44.5 5.2 5.1 99.3 113.7 35.8 49.4 266 5817 Hayward TRU Propco I San Francisco-Oakland- Lease 24011 Hesperian Blvd. Hayward CA 94541 37,289 25,312 3,893 R1 TRU WEST Stockton 46.8 (71.1) 4.9 5.0 101.2 96.3 41.6 45.3 267 5818 Almaden TRU Propco I San Francisco-Oakland- Lease 1082 Blossom Hill Rd. San Jose CA 95123 38,776 25,657 4,550 R1 TRU WEST Stockton 75.7 24.2 5.4 7.5 96.5 108.3 31.4 32.4 268 5820 Salinas TRU Propco I Monterey-Salinas CA Owned 370 Northridge Center Salinas CA 93906 43,000 26,031 6,468 R1 TRU WEST Stockton 74.4 79.0 4.9 7.5 96.1 97.7 41.9 59.4 269 5824 Chico TRU Propco I Chico-Redding CA Owned 1919 East 20th St. Chico CA 95928 45,378 25,662 3,300 R1 TRU WEST Stockton 29.8 37.4 8.3 7.6 81.0 78.6 32.7 35.9 270 5825 Pittsburg TRU Propco I San Francisco-Oakland- Lease 4505 Century Blvd. Pittsburg CA 94565 46,000 30,399 5,228 R1 TRU WEST Stockton 66.6 72.1 7.0 4.8 111.9 88.0 39.4 40.7 271 5832 Yuba City TRU Delaware Sacramento-Stockton-M Lease 700 “A” Onstott Rd. Yuba City CA 95993 31,842 20,067 4,207 R1 TRU WEST Stockton 31.6 30.2 4.9 4.8 59.7 69.8 39.0 42.2 272 5839 Medford TRU Propco I Medford-Klamath Falls Owned 1300 Biddle Road Medford OR 97504 31,000 17,854 2,747 R1 TRU WEST Stockton 8.1 10.8 11.4 11.1 65.6 63.9 38.2 21.8 273 5841 Clovis TRU Propco I Fresno-Visalia CA Owned 1425 Shaw Ave. Clovis CA 93611 45,000 27,190 7,167 R1 TRU WEST Rialto 14.8 22.4 7.0 4.1 101.4 100.0 37.4 35.0 274 5842 Roseville TRU Propco I Sacramento-Stockton-M Owned 6780 Stanford Ranch Rd. Roseville CA 95678 45,000 25,364 7,053 R1 TRU WEST Stockton 13.2 29.3 13.9 9.0 89.5 79.5 34.6 60.1 275 6003 Springfield TRU Delaware Champaign & Springfiel GL 270l Veteran’s Pkwy Springfield IL 62704 40,673 27,698 5,712 R2 TRU CENTRAL Joliet 25.5 44.2 4.9 7.3 97.3 91.4 24.0 18.5 276 6004 Burbank TRU Propco I Chicago IL Lease 8148 S. Cicero Ave. Burbank IL 60459 39,398 27,129 3,566 R2 TRU CENTRAL Joliet 35.0 34.2 4.9 4.8 55.3 50.5 48.1 32.7 277 6005 Melrose TRU Delaware Chicago IL Owned 9200 W. North Ave. Melrose Park IL 60160 39,380 21,744 5,615 R2 TRU CENTRAL Joliet 11.0 6.6 14.3 22.5 59.8 52.1 43.9 28.5 278 6012 Woodridge TRU Delaware Chicago IL Owned 1500 75th St. Downers Grove IL 60516 41,916 28,626 5,963 R2 TRU CENTRAL Joliet 34.0 24.8 4.9 4.8 75.0 77.2 42.2 28.4 279 6013 Southbend TRU Propco I South Bend-Elkhart IN Owned 6011 N. Grape St. Mishawaka IN 46545 45,888 29,171 5,256 R2 TRU CENTRAL Joliet — 5.4 5.0 77.4 78.0 54.3 73.4 280 6015 Merrillville TRU Delaware Chicago IL Lease 2020 E. Lincoln Highway Merrillville IN 46410 40,120 26,904 5,972 R2 TRU CENTRAL Joliet — 4.8 6.5 100.2 106.3 53.6 37.8 281 6017 Aurora TRU Propco I Chicago IL Lease 4070 Fox Valley Center Dr. Aurora IL 60504 43,000 27,669 5,930 R2 TRU CENTRAL Joliet 22.6 9.6 4.9 2.1 67.2 61.6 60.9 37.2 282 6018 Joliet TRU Propco I Chicago IL Lease 3128 Voyager Lane Joliet IL 60435 43,560 26,504 5,533 R2 TRU CENTRAL Joliet 22.0 13.9 9.9 9.3 61.4 53.8 48.7 60.6 283 6021 Matteson TRU Propco I Chicago IL Owned 5001 Lincoln Highway Matteson IL 60443 43,000 26,560 6,821 R2 TRU CENTRAL Joliet 27.7 37.8 14.0 8.0 54.5 54.3 26.5 40.9 284 6023 Orland Park TRU Propco II Chicago IL Owned 45 Orland Square Dr. Orland Park IL 60462 43,434 27,465 5,423 R2 TRU CENTRAL Joliet 17.4 17.1 9.5 4.8 55.9 51.7 47.6 49.0 285 6025 Lafayette TRU Propco I Lafayette IN Owned 2324 Sagamore Parkway So. Lafayette IN 47905 40,683 25,136 7,712 R2 TRU CENTRAL Joliet 10.2 5.2 4.9 4.8 79.0 77.9 53.1 30.2 286 6026 Highland Park TRU Delaware Chicago IL Owned 1610 Deerfield Rd. Highland Park IL 60035 48,809 26,676 3,405 R2 TRU CENTRAL Joliet 19.7 31.2 8.4 8.2 66.3 57.9 39.8 17.7 287 6028 Vernon Hills TRU Propco I Chicago IL Owned 5555 Town Line Road Vernon Hills IL 60061 46,157 27,553 6,381 R2 TRU CENTRAL Joliet 28.0 23.4 4.9 2.7 67.6 61.7 46.8 25.5 288 6029 Burnsville TRU Propco I Minneapolis-St. Paul M GL 14041 Aldrich Ave.So. Burnsville MN 55337 43,475 29,190 6,468 R1 TRU WEST Lee’s Summit 76.9 90.5 4.9 4.8 81.8 82.5 31.1 31.4 289 6032 Janesville TRU Propco I Madison WI Owned 2723 Milton Ave. Janesville WI 53546 45,320 20,481 3,579 R2 TRU CENTRAL Joliet 31.4 22.8 5.0 4.8 53.1 46.0 40.8 24.8 290 6033 Madison TRU Delaware Madison WI GL 7309 West Towne Way Madison WI 53719 49,000 30,417 6,731 R2 TRU CENTRAL Joliet 16.8 14.0 6.5 4.8 93.2 77.1 82.9 43.6 291 6035 So. Milwaukee TRU Propco II Milwaukee WI Owned 3900 S. 27th St. Milwaukee WI 53221 38,000 26,042 5,686 R2 TRU CENTRAL Joliet 14.6 25.4 6.1 14.8 111.1 103.9 50.3 48.5 292 6038 Green Bay TRU Propco I Green Bay-Appleton WI Owned 1640 W. Mason St. Green Bay WI 54303 44,991 24,683 10,267 R2 TRU CENTRAL Joliet 20.3 21.4 5.7 5.7 64.5 65.1 31.5 42.7 293 6046 Maplewood TRU Propco I Minneapolis-St. Paul M Owned 1852 E. County Road “D” Maplewood MN 55109 45,183 28,908 6,381 R1 TRU WEST Lee’s Summit 13.1 6.6 7.8 6.6 86.6 81.6 48.6 70.9 294 6049 Moline TRU Propco I Davenport IA-Rock Islan Lease 4555 16th St. Moline IL 61265 43,000 23,365 8,827 R2 TRU CENTRAL Joliet 7.0 1.7 4.9 4.8 57.2 52.6 34.0 28.6 295 6068 Flint TRU Propco I Flint-Saginaw-Bay City Lease 3250 So. Linden Flint MI 48507 38,000 24,030 4,032 R2 TRU CENTRAL Joliet 22.6 7.9 4.9 4.8 100.1 98.0 40.9 46.9 296 6069 Saginaw TRU Propco I Flint-Saginaw-Bay City Lease 2800 Tittabawasee Rd. Saginaw MI 48603 40,000 28,705 5,176 R2 TRU CENTRAL Joliet 31.3 17.5 5.3 4.8 107.0 97.2 51.1 45.6 297 6072 Kalamazoo TRU Propco I Grand Rapids-Kalamazo Lease 6207 So. Westnedge Ave. Portage MI 49002 52,050 25,735 8,594 R2 TRU CENTRAL Joliet 83.1 12.9 4.9 4.8 95.0 89.5 42.1 23.6 298 6074 N. Grand Rapids TRU Propco I Grand Rapids-Kalamazo Owned 3130 Alpine Road NW Walker MI 49544 45,783 22,300 9,249 R2 TRU CENTRAL Joliet 81.4 80.6 4.9 4.8 163.5 137.6 30.8 34.2 299 6077 Jackson TRU Delaware Lansing MI Lease 1038 Jackson Crossing Jackson MI 49204 32,667 18,010 2,628 R2 TRU CENTRAL Joliet 60.2 81.8 4.9 4.8 54.7 48.6 41.2 27.2 300 6078 Muskegon TRU Propco I Grand Rapids-Kalamazo GL 5363 Harvey Street Muskegon Hgts. MI 49444 30,650 18,278 2,404 R2 TRU CENTRAL Joliet 40.1 26.4 5.3 4.8 62.3 54.8 36.9 21.5 301 6079 Traverse City TRU Propco I Traverse City-Cadillac M GL 2620 Crossing Circle Traverse City MI 49684 23,570 14,911 1,852 R2 TRU CENTRAL Joliet 52.2 20.1 4.9 5.1 52.7 51.6 27.1 25.8 302 6304 Totowa TRU Delaware New York NY GL 445 US Highway 46 Totowa NJ 7511 50,679 31,719 5,194 R3 TRU EAST Mt Olive 95.6 123.0 4.9 8.2 149.5 129.7 82.5 79.7 303 6306 Paramus TRU Delaware New York NY GL 250 E. Route 4 Paramus NJ 7652 38,568 25,261 4,237 R3 TRU EAST Mt Olive 22.9 20.0 4.9 8.8 112.7 94.9 37.2 50.2 304 6308 Flatbush TRU Delaware New York NY Owned 2875 Flatbush Ave. Brooklyn NY 11234 45,980 30,041 4,085 R3 TRU EAST Mt Olive 22.9 31.4 52.4 16.3 149.3 101.7 91.5 102.1 305 6309 Massapequa TRU Delaware New York NY Lease 5520 Sunrise Highway Massapequa NY 11758 34,289 25,246 3,361 R3 TRU EAST Mt Olive 38.9 49.3 6.5 6.2 107.6 93.7 41.9 52.4

Project Sunrise ($ in Thousands) Lease Building Toy JUV Primary CAM CAM Insurance Insurance Utilities Utilities R&M R&M Row # Store # Store Name Chain Entity DMA Type Address City State Zip Size (SF) Selling (SF) Selling (SF) Region DC 2016 2017 2016 2017 2016 2017 2016 2017 306 6311 Carle Place TRU Delaware New York NY Lease 117 Old Country Rd. Carle Place NY 11514 43,000 28,332 4,674 R3 TRU EAST Mt Olive 85.8 27.5 20.9 31.5 114.9 94.6 63.5 88.1 307 6312 Staten Island TRU Delaware New York NY Lease 2845 Richmond Ave. Staten Island NY 10314 39,200 26,487 3,404 R3 TRU EAST Mt Olive 166.7 172.4 6.8 4.8 138.5 117.5 55.2 84.0 308 6313 Eatontown TRU Delaware New York NY Lease 137 Route 35 Eatontown NJ 7724 48,997 30,622 6,081 R3 TRU EAST Mt Olive 143.6 143.7 5.2 25.6 120.6 109.2 51.7 55.2 309 6319 Livingston TRU Propco I New York NY Lease 599 W. Mt. Pleasant Ave. Livingston NJ 7039 43,000 28,071 4,977 R3 TRU EAST Mt Olive 25.1 28.6 9.7 11.1 102.3 83.3 33.0 43.3 310 6321 Toms River TRU Propco II New York NY Owned 1224 Hooper Ave. Toms River NJ 8753 39,130 26,721 4,192 R3 TRU EAST Mt Olive 13.8 9.2 6.5 17.7 104.7 96.8 58.1 56.8 311 6325 Nanuet TRU Propco II New York NY Owned 122 East Route 59 Nanuet NY 10954 38,069 27,923 3,103 R3 TRU EAST Mt Olive 132.8 (3.9) 5.6 17.6 98.0 72.4 39.0 54.3 312 6326 Milford TRU Propco II Hartford & New Haven Owned 330 Oldgate Lane Milford CT 6460 38,000 26,286 6,888 R3 TRU EAST Mt Olive 17.9 24.8 4.9 9.8 112.9 115.4 33.5 26.2 313 6330 Paramus II TRU Propco I New York NY Lease 364 Rt. 17N @ Ridgewood Ave Paramus NJ 7652 36,474 24,783 3,664 R3 TRU EAST Mt Olive 77.9 72.3 5.6 4.8 129.3 110.9 84.2 63.2 314 6331 Poughkeepsie TRU Propco II New York NY Owned 2576 South Road Poughkeepsie NY 12603 42,267 27,547 6,662 R3 TRU EAST Mt Olive 14.6 47.9 5.3 6.7 83.0 57.5 63.7 41.6 315 6332 Danbury TRU Delaware New York NY GL 17 Backus Avenue Danbury CT 6810 45,180 27,636 6,193 R3 TRU EAST Mt Olive 15.6 21.8 4.9 5.9 132.9 142.5 37.8 52.4 316 6337 Middletown TRU Propco I New York NY GL 88 Dunning Rd. Middletown NY 10940 57,500 28,757 5,592 R3 TRU EAST Mt Olive 80.9 89.7 5.7 18.8 79.4 62.6 41.9 46.0 317 6341 Clifton Park TRU Propco I Albany-Schenectady-Tro GL 17 Clifton County Rd. Clifton Park NY 12065 45,453 24,085 8,761 R3 TRU EAST Mt Olive 130.7 14.2 6.7 5.1 73.8 44.9 40.2 31.7 318 6342 Freehold TRU Propco I New York NY Owned 600 Trotter Way Freehold NJ 7728 44,799 31,508 2,333 R3 TRU EAST Mt Olive 193.0 49.5 9.8 7.5 95.7 86.6 82.9 71.6 319 6343 Hazlet TRU Propco I New York NY Lease Hazlet Plaza, 3035 Route 35 North Hazlet, NJ 7730 35,000 22,828 2,937 R3 TRU EAST Mt Olive 77.3 51.8 4.9 4.8 98.2 87.7 12.4 51.9 320 6344 Wayne TRU Delaware New York NY Lease 7 Wayne Hills Mall Wayne NJ 7470 30,037 20,221 3,066 R3 TRU EAST Mt Olive 35.7 43.5 12.0 12.7 75.0 68.3 44.2 28.9 321 6355 Riverhead TRU Propco I New York NY Owned 1151 Old Country Road Riverhead NY 11901 34,000 23,138 2,864 R3 TRU EAST Mt Olive 11.3 15.2 8.5 7.6 82.3 76.1 40.8 51.6 322 6356 Kingston TRU Propco I New York NY Owned 401 Frank Sottile Boulevard Kingston NY 12401 30,625 21,029 3,415 R3 TRU EAST Mt Olive 15.9 24.7 4.9 5.0 68.8 50.9 41.9 40.1 323 6359 Whitehall TRU Propco II Philadelphia PA Owned 955 Grape Streets Whitehall Twp. PA 18052 40,683 27,434 5,701 R3 TRU EAST Mt Olive 20.4 22.8 5.1 3.3 80.2 68.0 54.4 45.0 324 6360 Lawrenceville TRU Propco I Philadelphia PA GL 3265 Brunswick Pike Lawrence Twp. NJ 8648 38,000 25,652 5,606 R3 TRU EAST Mt Olive 14.2 20.2 11.5 (1.2) 92.1 77.2 59.1 33.5 325 6361 Wilkes-Barre TRU Propco II Wilkes Barre-Scranton P Owned 620 Kidder St. Wilkes-Barre PA 18702 44,638 31,283 3,351 R3 TRU EAST Mt Olive 11.0 18.3 6.7 26.4 67.4 61.2 33.5 56.2 326 6363 Elmira TRU Propco I Elmira (Corning) NY GL 7 Arnot Road Horseheads NY 14845 46,700 22,202 8,098 R3 TRU EAST Mt Olive 39.6 35.4 40.6 8.0 78.1 66.7 25.2 35.4 327 6367 Glens Falls TRU Propco I Albany-Schenectady-Tro Lease 708 Upper Glen St. Queensbury NY 12804 30,390 19,354 3,897 R3 TRU EAST Mt Olive 40.1 41.1 5.1 18.4 52.6 47.3 47.6 31.7 328 6368 Fairfax-KidsWorld TRU Propco I Washington DC (Hagers Owned 13035 Fair Lakes Shopping Plaza Fairfax VA 22030 49,028 30,813 7,811 R2 TRU CENTRAL Frederick 64.4 65.2 21.6 4.8 77.9 94.5 32.6 31.6 329 6390 College Point TRU Delaware New York NY Lease 30-02 Whitestone Expressway Flushing NY 11354 43,999 28,466 4,079 R3 TRU EAST Mt Olive 380.8 214.2 8.2 7.7 39.0 33.4 40.0 90.5 330 6489 La Crosse TRU Propco I La Crosse-Eau Claire WI Owned 2906 Market Place Onalaska WI 54650 44,261 25,894 9,314 R2 TRU CENTRAL Joliet 26.5 32.1 5.5 4.8 55.8 53.4 24.0 40.1 331 7010 South Austin TRU Propco II Austin TX Owned 4025 S. Capitol of Texas Hwy Austin TX 78704 42,500 24,643 9,094 R1 TRU WEST Midlothian 51.8 53.0 9.4 18.1 112.3 104.6 60.4 15.7 332 7011 North Austin TRU Propco I Austin TX GL 12901 Hwy 35 North Austin TX 78753 49,000 23,569 14,469 R1 TRU WEST Midlothian 56.5 64.1 5.9 4.7 83.8 79.9 43.1 33.0 333 7016 Metairie TRU Delaware New Orleans LA GL 3609 Veterans Memorial Blvd. Metairie LA 70002 45,167 29,230 6,029 R1 TRU WEST Midlothian 5.1 28.9 17.0 10.2 73.4 78.5 60.4 59.8 334 7019 Baybrook TRU Propco I Houston TX GL 1449 Bay Area Blvd. Webster TX 77598 46,011 28,297 5,016 R1 TRU WEST Midlothian 8.6 12.3 8.0 19.6 73.8 65.9 59.0 84.5 335 7022 Monroe TRU Delaware Monroe LA-El Dorado A Lease 1350 Pecan Land Dr. Monroe LA 71201 47,500 29,038 5,405 R1 TRU WEST Midlothian 33.8 23.0 24.3 25.7 70.3 71.5 59.7 61.1 336 7023 North Jackson TRU Propco I Jackson MS Owned 1175 East County Line Rd. Jackson MS 39211 46,000 29,271 6,159 R1 TRU WEST Midlothian 3.2 3.1 6.7 4.8 66.7 78.2 43.0 58.8 337 7027 El Paso TRU Propco I El Paso TX (Las Cruces N Lease 9801 Gateway Blvd.W El Paso TX 79925 55,000 28,467 5,429 R1 TRU WEST Midlothian 51.6 56.7 11.1 8.9 74.5 77.1 50.5 63.9 338 7028 West El Paso TRU Delaware El Paso TX (Las Cruces N Lease 801 Mesa Hills Dr. El Paso TX 79912 50,014 27,431 6,605 R1 TRU WEST Midlothian (10.7) 2.6 16.1 18.5 106.6 89.4 48.5 66.4 339 7030 McAllen TRU Propco II Harlingen-Weslaco-Bro Owned 1101 W. Expressway 83 McAllen TX 78502 45,451 28,875 6,563 R1 TRU WEST Midlothian 6.4 4.6 7.3 7.0 65.4 63.1 66.9 57.9 340 7036 Astrodome TRU Propco I Houston TX Owned 1212 Old Spanish Tr. Houston TX 77054 45,000 28,763 6,794 R1 TRU WEST Midlothian 4.2 3.7 9.6 6.6 75.7 67.1 69.3 39.3 341 7038 College Station TRU Propco I Waco-Temple-Bryan TX Owned 1306 Harvey Rd. College Station TX 77845 30,000 17,853 2,741 R1 TRU WEST Midlothian 4.8 4.9 9.1 6.3 62.6 59.5 23.2 27.0 342 7039 The Woodlands TRU Propco I Houston TX Owned 1420 Lake Woodlands Dr. The Woodlands TX 77380 30,725 21,423 3,477 R1 TRU WEST Midlothian 30.2 27.5 9.3 5.5 51.1 54.6 38.7 36.1 343 7040 Hattiesburg TRU Delaware Hattiesburg-Laurel MS Lease 4600 Hardy Street Hattiesburg MS 39402 35,000 18,402 2,777 R4 BRU WEST McDonough 17.9 41.7 4.9 4.8 48.6 52.3 33.1 29.6 344 7043 Lake Charles TRU Delaware Lake Charles LA Owned 3405 Gerstner Memorial Dr. Lake Charles LA 70607 20,000 14,064 2,274 R1 TRU WEST Midlothian 5.3 4.8 16.4 6.1 36.1 34.3 33.1 37.1 345 7044 Slidell TRU Delaware New Orleans LA GL 137 Northshore Blvd. Slidell LA 70459 30,766 21,204 3,515 R1 TRU WEST Midlothian 3.2 3.4 4.9 8.0 59.0 50.0 51.3 39.0 346 7046 Sugarland TRU Delaware Houston TX GL 16618 SW Frwy Sugarland TX 77478 31,000 20,861 4,416 R1 TRU WEST Midlothian 21.5 39.3 12.5 6.8 40.5 36.8 29.3 28.8 347 7050 Katy Frwy. TRU Propco I Houston TX Owned 25024 Katy Mills Drive Katy TX 77494 49,000 30,945 6,614 R1 TRU WEST Midlothian 8.9 9.1 6.2 15.9 75.7 69.8 51.4 48.5 348 7080 Citrus Park TRU Delaware Tampa-St.Petersburg (S Lease 12845 Citrus Park Drive Tampa FL 33625 24,006 18,522—R4 BRU WEST McDonough 7.5 36.8—4.3 27.3 31.6 5.9 12.5 349 7081 Santa Ana TRU Delaware Los Angeles CA Lease 3900 Bristol Street Santa Ana CA 92704 41,500 19,318—R1 TRU WEST Rialto 18.5 92.7 0.5 4.3 11.9 43.0 3.0 17.1 350 7502 Warwick TRU Delaware ProvidenceRi-New Bedf Lease Rhode Island S/C, 375 East Avenue Warwick RI 2886 43,000 26,604 7,034 R3 TRU EAST Mt Olive 23.8 25.4 5.0 11.1 113.7 105.4 72.9 73.6 351 7503 Peabody TRU Map 2005 Boston MA (Mancheste GL Northshore S/C (Rts 128/114) Peabody MA 1960 44,913 28,891 5,586 R3 TRU EAST Mt Olive 50.1 51.4 10.2 5.4 96.8 98.4 55.9 77.5 352 7505 Framingham TRU Propco I Boston MA (Mancheste GL One Worcester Road Framingham MA 1701 44,847 29,898 5,036 R3 TRU EAST Mt Olive 90.3 105.3 7.8 4.7 120.0 130.8 31.3 33.1 353 7510 W. Hartford TRU Delaware Hartford & New Haven Lease 1471 New Britain Ave. W. Hartford CT 6110 36,950 23,905 4,034 R3 TRU EAST Mt Olive 89.8 74.3 5.4 (10.9) 110.2 104.8 46.0 46.3 354 7512 Swansea TRU Propco I ProvidenceRi-New Bedf GL 86 Swansea Mall Drive Swansea MA 2777 36,268 29,074 5,028 R3 TRU EAST Mt Olive 21.6 18.3 18.4 3.3 123.4 127.7 45.2 35.3 355 7513 So. Portland TRU Propco I Portland-Auburn ME Owned 303 Maine Mall Rd. So. Portland ME 4106 43,480 26,608 5,592 R3 TRU EAST Mt Olive 51.4 99.5 5.6 11.7 87.1 78.4 83.2 77.4 356 7515 Waterford TRU Propco I Hartford & New Haven Owned 5 Dayton Road Waterford CT 6385 46,000 27,116 8,533 R3 TRU EAST Mt Olive 12.4 14.1 4.9 5.5 119.7 120.9 69.1 40.4 357 7517 Clay TRU Delaware Syracuse NY Lease Gr.Northern Mall, I-481 and Route Clay NY 13041 45,826 24,153 8,671 R3 TRU EAST Mt Olive 73.2 77.0 5.2 1.1 82.5 68.2 39.0 31.2 358 7519 Bangor TRU Propco I Bangor ME Owned 6 Bangor Mall Blvd. Bangor ME 4401 33,183 20,900 1,941 R3 TRU EAST Mt Olive 34.3 57.3 5.3 11.8 137.0 126.0 33.7 42.2 359 7520 Kingston TRU Propco II Boston MA (Mancheste Owned 8 Gallen Road Kingston MA 2364 33,847 22,658 4,721 R3 TRU EAST Mt Olive 17.6 17.0 7.4 4.1 130.3 117.0 50.1 24.4 360 7522 Brockton TRU Propco II Boston MA (Mancheste Owned 105 Campanelli Industrial Drive Brockton MA 2401 45,453 29,408 6,350 R3 TRU EAST Mt Olive 14.1 23.5 6.1 5.4 126.3 116.4 34.3 36.3 361 7523 Salem TRU Propco II Boston MA (Mancheste Owned 16 Veterans Memorial Parkway Salem NH 3079 41,257 28,427 5,272 R3 TRU EAST Mt Olive 25.8 57.8 5.4 7.6 87.7 80.6 43.4 82.5 362 7524 N. Attleboro TRU Propco II ProvidenceRi-New Bedf Owned 1190 S. Washington St. N. Attleboro MA 2760 45,453 27,850 7,272 R3 TRU EAST Mt Olive 26.7 42.7 6.0 8.3 112.5 102.6 72.2 37.1 363 7532 Buckland Hills TRU Delaware Hartford & New Haven GL 1460 Pleasant Valley Rd. Manchester CT 6040 44,873 29,065 4,766 R3 TRU EAST Mt Olive 21.6 38.2 11.2 3.1 127.7 73.0 29.6 38.1 364 7535 Bellingham TRU Map 2005 Boston MA (Mancheste GL 217 Hartford Ave. Bellingham MA 2019 30,437 21,112 3,495 R3 TRU EAST Mt Olive 138.7 28.8 5.1 4.8 93.3 91.2 29.1 33.0 365 7536 Newington TRU Propco I Hartford & New Haven Lease 3491 Berlin Turnpike Newington CT 6111 30,592 21,803 2,734 R3 TRU EAST Mt Olive 35.5 33.4 4.9 4.8 83.5 79.9 30.2 34.6 366 7802 Fort Worth TRU Delaware Dallas-Ft.Worth TX Lease 7606 W. Freeway White Settlement TX 76108 45,000 27,702 6,842 R1 TRU WEST Midlothian 3.6 3.3 156.2 18.9 72.2 66.8 41.6 38.6

**Project Sunrise**

*($ in Thousands)*

| Row # | Store # | Store Name | Chain | Entity | DMA | Lease Type | Address | City | State | Zip | Building Size (SF) | Toy Selling (SF) | JUV Selling (SF) | Region | Primary DC | CAM 2016 | CAM 2017 | Insurance 2016 | Insurance 2017 | Utilities 2016 | Utilities 2017 | R&M 2016 | R&M 2017 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 367 | 7804 | Oklahoma City | TRU | Delaware | Oklahoma City OK | GL | 1119 SE 66th St. | Oklahoma City | OK | 73149 | 43,000 | 27,061 | 6,900 | R1 TRU WEST | Midlothian | 50.6 | (36.8) | 4.9 | 11.6 | 70.0 | 72.5 | 50.6 | 71.4 |
| 368 | 7805 | Mesquite | TRU | Delaware | Dallas-Ft.Worth TX | Lease | 2100 N.Town East Blvd | Mesquite | TX | 75150 | 38,000 | 25,377 | 6,042 | R1 TRU WEST | Midlothian | 12.0 | 4.2 | 10.3 | 13.4 | 70.8 | 63.8 | 42.9 | 59.6 |
| 369 | 7807 | Albuquerque | TRU | Delaware | Albuquerque-Santa Fe N | Lease | 7400 Indian School Rd. NE | Albuquerque | NM | 87110 | 41,883 | 29,243 | 4,438 | R1 TRU WEST | Midlothian | 40.8 | 36.0 | 6.8 | 7.1 | 77.3 | 70.1 | 40.0 | 43.2 |
| 370 | 7809 | Hurst | TRU | Propco I | Dallas-Ft.Worth TX | GL | 1319 West Pipeline Rd | Hurst | TX | 76053 | 49,210 | 32,146 | 6,157 | R1 TRU WEST | Midlothian | 76.9 | 55.4 | 8.5 | 4.8 | 66.5 | 55.3 | 34.2 | 28.7 |
| 371 | 7811 | Quail Springs | TRU | Propco I | Oklahoma City OK | Owned | 2121 NW 138th St. | Oklahoma City | OK | 73134 | 45,888 | 28,408 | 7,596 | R1 TRU WEST | Midlothian | 3.9 | 2.3 | 12.4 | 15.7 | 67.8 | 71.9 | 74.5 | 84.1 |
| 372 | 7814 | Waco | TRU | Propco I | Waco-Temple-Bryan TX | Owned | 5200 W. Waco Drive | Waco | TX | 76710 | 45,187 | 23,575 | 6,980 | R1 TRU WEST | Midlothian | 12.8 | 13.1 | 5.0 | 7.4 | 53.1 | 50.6 | 31.9 | 23.8 |
| 373 | 7817 | South Arlington | TRU | Propco II | Dallas-Ft.Worth TX | Owned | 4111 S. Cooper St. | Arlington | TX | 76015 | 45,183 | 29,432 | 6,734 | R1 TRU WEST | Midlothian | 36.5 | 38.3 | 5.6 | 6.7 | 62.0 | 55.7 | 29.1 | 38.2 |
| 374 | 7818 | N. Little Rock | TRU | Propco I | Little Rock-Pine Bluff AF | GL | 4239 E. McCain Blvd. | N. Little Rock | AR | 72117 | 42,617 | 26,347 | 6,490 | R1 TRU WEST | Midlothian | 22.3 | 2.4 | 6.3 | 7.6 | 70.1 | 68.4 | 50.8 | 69.5 |
| 375 | 7821 | Fort Smith | TRU | Delaware | Ft. Smith-Fayetteville-Sp | Lease | 5609-E Rogers Ave. | Fort Smith | AR | 72903 | 51,206 | 30,229 | 6,561 | R1 TRU WEST | Midlothian | 27.4 | 30.5 | 5.7 | 6.8 | 66.9 | 56.2 | 50.0 | 47.9 |
| 376 | 7822 | Lewisville | TRU | Propco II | Dallas-Ft.Worth TX | Owned | 2412 S. Stemmons Freeway | Lewisville | TX | 75067 | 45,453 | 28,526 | 5,602 | R1 TRU WEST | Midlothian | 25.7 | 29.2 | 18.3 | 4.9 | 59.9 | 54.1 | 39.8 | 42.0 |
| 377 | 7826 | Killeen | TRU | Propco I | Waco-Temple-Bryan TX | Owned | 2500 E. Central Texas Expressway # | Killeen | TX | 76541 | 30,831 | 17,846 | 2,739 | R1 TRU WEST | Midlothian | 4.0 | 3.2 | 8.0 | 3.4 | 41.6 | 38.2 | 31.1 | 19.5 |
| 378 | 7827 | Longview | TRU | Propco I | Tyler-Longview (Lufkin & | Owned | 402 W. Loop 281 | Longview | TX | 75604 | 31,000 | 17,843 | 2,752 | R1 TRU WEST | Midlothian | 4.9 | 4.4 | 29.0 | (11.4) | 41.5 | 40.4 | 41.4 | 21.0 |
| 379 | 7828 | Wichita Falls | TRU | Propco I | Wichita Falls TX & Lawt | Owned | 2500 E. Elliott St. | Wichita Falls | TX | 76308 | 30,000 | 17,853 | 2,755 | R1 TRU WEST | Midlothian | 5.9 | 1.9 | 4.9 | 12.3 | 38.6 | 35.3 | 30.8 | 26.2 |
| 380 | 7830 | W. Little Rock | TRU | Propco I | Little Rock-Pine Bluff AF | GL | 11500 Financial Center Parkway | Little Rock | AR | 72211 | 30,900 | 19,752 | 5,031 | R1 TRU WEST | Midlothian | 18.7 | 20.0 | 4.9 | 4.8 | 44.8 | 48.9 | 38.4 | 38.6 |
| 381 | 7833 | Fayetteville | TRU | Propco I | Ft. Smith-Fayetteville-Sp | GL | 4166 N. College Ave. | Fayetteville | AR | 72701 | 30,700 | 18,289 | 2,403 | R1 TRU WEST | Midlothian | 17.5 | 14.3 | 5.2 | 6.0 | 48.6 | 49.0 | 22.5 | 26.0 |
| 382 | 7834 | Norman | TRU | Delaware | Oklahoma City OK | GL | 560 Ed Noble Pkwy. | Norman | OK | 73072 | 30,625 | 20,117 | 4,019 | R1 TRU WEST | Midlothian | 25.8 | 21.5 | 5.0 | 6.9 | 45.0 | 49.2 | 32.3 | 42.6 |
| 383 | 7835 | W. Albuquerque | TRU | Propco I | Albuquerque-Santa Fe N | GL | 3701 Ellison RD.NW | Albuquerque | NM | 87114 | 34,700 | 21,257 | 3,351 | R1 TRU WEST | Midlothian | 31.7 | 35.9 | 13.3 | 11.4 | 56.8 | 54.8 | 38.1 | 49.9 |
| 384 | 8003 | Lynnwood | TRU | Propco I | Seattle-Tacoma WA | Lease | 18601 Alderwood Mall Pkwy. | Lynnwood | WA | 98037 | 43,000 | 27,754 | 6,603 | R1 TRU WEST | Stockton | 8.0 | 10.6 | 5.4 | 5.1 | 67.3 | 66.6 | 39.4 | 24.9 |
| 385 | 8005 | Clackamas | TRU | Propco I | Portland OR | Lease | 12535 SE 82nd Ave. | Clackamas | OR | 97015 | 43,000 | 28,231 | 5,439 | R1 TRU WEST | Stockton | 26.2 | 46.7 | 32.9 | 5.8 | 79.0 | 86.3 | 63.1 | 98.4 |
| 386 | 8006 | Tigard | TRU | Propco II | Portland OR | Owned | 10065 SW Cascade Blvd. | Tigard | OR | 97223 | 43,000 | 28,674 | 5,142 | R1 TRU WEST | Stockton | 18.4 | 19.5 | 4.9 | 9.3 | 83.4 | 84.2 | 32.7 | 40.5 |
| 387 | 8007 | Tacoma | TRU | Propco I | Seattle-Tacoma WA | Owned | 4214 South Tacoma Mall Blvd. | Tacoma | WA | 98409 | 43,000 | 29,121 | 5,602 | R1 TRU WEST | Stockton | 5.8 | 11.6 | 15.4 | 5.2 | 50.9 | 52.2 | 45.4 | 47.0 |
| 388 | 8009 | Eugene | TRU | Propco I | Eugene OR | Owned | 1133 Valley River Dr. | Eugene | OR | 97401 | 38,000 | 28,013 | 4,392 | R1 TRU WEST | Stockton | 27.0 | 30.6 | 4.9 | 8.0 | 67.2 | 60.9 | 28.2 | 22.4 |
| 389 | 8013 | Silverdale | TRU | Propco I | Seattle-Tacoma WA | Owned | 3567 N.W. Randall Way | Silverdale | WA | 98383 | 42,604 | 28,157 | 5,177 | R1 TRU WEST | Stockton | 9.3 | 14.0 | 4.9 | 4.8 | 60.1 | 50.9 | 43.2 | 58.5 |
| 390 | 8016 | Everett | TRU | Propco I | Seattle-Tacoma WA | Owned | 1325A S.E. Everett Mall Parkway | Everett | WA | 98208 | 48,017 | 27,163 | 6,274 | R1 TRU WEST | Stockton | 31.7 | 47.1 | 6.2 | 7.7 | 66.3 | 70.5 | 33.7 | 39.2 |
| 391 | 8019 | Kennewick | TRU | Propco I | Yakima-Pasco-Richland- | Lease | 821 Columbia Center | Kennewick | WA | 99336 | 37,865 | 20,991 | 2,714 | R1 TRU WEST | Stockton | 13.5 | 14.0 | 8.7 | 9.1 | 36.5 | 35.9 | 24.1 | 32.2 |
| 392 | 8020 | Billings | TRU | Propco I | Billings MT | Owned | 640 South 24th St. W. | Billing | MT | 59103 | 45,300 | 17,801 | 2,777 | R1 TRU WEST | Stockton | 32.5 | 43.5 | 15.2 | 8.3 | 56.7 | 48.4 | 28.6 | 23.4 |
| 393 | 8021 | Idaho Falls | TRU | Propco I | Idaho Falls-Pocatello ID | GL | 2395 East 17th St. | Idaho Falls | ID | 83401 | 30,000 | 18,156 | 2,573 | R1 TRU WEST | Stockton | 34.5 | 43.8 | 6.4 | 5.7 | 30.8 | 30.0 | 34.1 | 24.2 |
| 394 | 8023 | Puyallup | TRU | Propco I | Seattle-Tacoma WA | GL | 3551-9th Street SW | Puyallup | WA | 98373 | 30,000 | 21,306 | 3,063 | R1 TRU WEST | Stockton | 27.7 | 25.3 | 3.8 | 4.8 | 61.6 | 53.4 | 32.0 | 35.9 |
| 395 | 8026 | Yakima | TRU | Propco I | Yakima-Pasco-Richland- | Owned | 1401 E. Washington Ave. | Union Gap | WA | 98903 | 30,000 | 17,724 | 2,738 | R1 TRU WEST | Stockton | 14.0 | 23.9 | 10.5 | 45.6 | 50.2 | 37.4 | 26.4 | 42.1 |
| 396 | 8027 | Spokane II Valley | TRU | Propco I | Spokane WA | Owned | 15505 E. Broadway Avenue | Spokane Valley | WA | 99037 | 30,000 | 20,850 | 3,513 | R1 TRU WEST | Stockton | 29.8 | 22.1 | 5.2 | 4.8 | 40.5 | 42.5 | 44.9 | 34.5 |
| 397 | 8302 | Montgomeryville | TRU | Map 2005 | Philadelphia PA | Lease | 2 Airport Square | North Wales | PA | 19454 | 37,358 | 26,570 | 4,859 | R2 TRU CENTRAL | Frederick | 49.2 | 37.1 | 4.9 | 5.3 | 59.7 | 49.4 | 25.5 | 19.9 |
| 398 | 8304 | Baileys | TRU | Propco I | Washington DC (Hagers | Owned | 5521 Leesburg Pike | Baileys Crossrds. | VA | 22041 | 38,775 | 26,926 | 4,428 | R2 TRU CENTRAL | Frederick | 4.7 | 5.5 | 6.0 | 5.1 | 50.4 | 48.7 | 49.1 | 38.8 |
| 399 | 8306 | Deptford | TRU | Propco I | Philadelphia PA | Owned | 409 Almonesson Rd. | Woodbury | NJ | 8096 | 43,350 | 27,303 | 5,901 | R3 TRU EAST | Mt Olive | 22.1 | 20.5 | 5.2 | 4.8 | 105.2 | 82.1 | 45.7 | 31.5 |
| 400 | 8308 | Cottman | TRU | Map 2005 | Philadelphia PA | Lease | 2045 Cottman Ave. | Philadelphia | PA | 19149 | 33,000 | 22,673 | 3,208 | R2 TRU CENTRAL | Frederick | 81.7 | 76.1 | 8.0 | 20.5 | 79.2 | 68.7 | 48.2 | 59.9 |
| 401 | 8309 | So. Philadelphia | TRU | Propco I | Philadelphia PA | GL | 2703-2817 S. 3rd St. | Philadelphia | PA | 19148 | 38,056 | 27,367 | 4,644 | R2 TRU CENTRAL | Frederick | 10.1 | 21.0 | 19.6 | 36.5 | 103.3 | 96.3 | 41.6 | 54.9 |
| 402 | 8311 | Oxford Valley | TRU | Propco II | Philadelphia PA | Owned | 2345 East Lincoln Hwy. | Langhorne | PA | 19047 | 43,040 | 28,174 | 5,868 | R2 TRU CENTRAL | Frederick | 13.0 | 20.6 | 5.1 | 7.9 | 81.0 | 71.4 | 64.4 | 58.3 |
| 403 | 8314 | Christiana | TRU | Delaware | Philadelphia PA | Owned | 10 Geoffrey Dr. | Newark | DE | 19702 | 39,514 | 30,301 | 4,542 | R2 TRU CENTRAL | Frederick | 59.9 | 51.8 | 7.5 | 7.9 | 70.8 | 74.2 | 37.3 | 23.2 |
| 404 | 8316 | Clinton | TRU | Propco I | Washington DC (Hagers | Owned | 8401 Mike Shapiro Drive | Clinton | MD | 20735 | 49,000 | 30,522 | 6,792 | R2 TRU CENTRAL | Frederick | 8.4 | 22.4 | 17.2 | 9.7 | 94.3 | 89.9 | 26.0 | 14.4 |
| 405 | 8319 | Gaithersburg | TRU | Delaware | Washington DC (Hagers | Lease | 600 North Frederick Rd. | Gaithersburg | MD | 20877 | 35,723 | 23,302 | 4,208 | R2 TRU CENTRAL | Frederick | 21.6 | (2.8) | 5.6 | 4.9 | 2.0 | 273.3 | 42.8 | 27.5 |
| 406 | 8320 | Dover | TRU | Propco I | Philadelphia PA | Lease | 1061 N. Dupont Highway | Dover | DE | 19901 | 32,690 | 20,165 | 4,918 | R2 TRU CENTRAL | Frederick | 27.7 | 25.9 | 4.9 | 4.8 | 69.1 | 59.1 | 55.0 | 32.7 |
| 407 | 8323 | Williamsport | TRU | Propco II | Wilkes Barre-Scranton F | Owned | 461 Lycoming Mall Circle | Pennsdale | PA | 17756 | 30,699 | 17,778 | 2,774 | R3 TRU EAST | Mt Olive | 17.6 | 19.1 | 10.4 | 21.6 | 65.4 | 62.0 | 35.3 | 27.6 |
| 408 | 8326 | Lancaster | TRU | Propco I | Harrisburg-Lancaster-Le | Owned | 1430 Harrisburg Pike | Lancaster | PA | 17601 | 46,065 | 31,074 | 3,790 | R2 TRU CENTRAL | Frederick | 12.5 | 6.6 | 13.3 | 5.9 | 73.4 | 67.3 | 48.3 | 33.1 |
| 409 | 8327 | Atlantic City | TRU | Propco I | Philadelphia PA | Owned | 4476 Black Horse Pike | Mays Landing | NJ | 8330 | 46,472 | 27,326 | 6,052 | R2 TRU CENTRAL | Frederick | 43.5 | 26.1 | 13.8 | 9.1 | 137.0 | 115.9 | 64.1 | 40.7 |
| 410 | 8328 | Exton | TRU | Propco I | Philadelphia PA | GL | 103 E. Swedesford Rd. | Exton | PA | 19341 | 44,478 | 28,570 | 6,075 | R2 TRU CENTRAL | Frederick | 77.6 | 39.4 | 4.8 | 6.6 | 80.3 | 71.2 | 26.5 | 31.9 |
| 411 | 8329 | Franklin Mills | TRU | Propco II | Philadelphia PA | Owned | 201 Franklin Mills Circle | Philadelphia | PA | 19154 | 45,453 | 28,832 | 6,862 | R3 TRU EAST | Mt Olive | 18.4 | 28.2 | 7.0 | 5.3 | 93.0 | 83.4 | 30.1 | 28.3 |
| 412 | 8331 | Colonial Heights | TRU | Delaware | Richmond-Petersburg V | GL | 1869 South Park Blvd. | Colonial Heights | VA | 23834 | 41,500 | 27,492 | 6,589 | R2 TRU CENTRAL | Frederick | 26.3 | 35.3 | 9.3 | 8.3 | 64.8 | 68.9 | 25.6 | 38.0 |
| 413 | 8333 | Waldorf | TRU | Propco I | Washington DC (Hagers | GL | 11055 Mall Circle Road | Waldorf | MD | 20603 | 46,350 | 29,131 | 6,391 | R2 TRU CENTRAL | Frederick | 15.9 | 9.3 | 4.9 | 3.5 | 76.4 | 62.1 | 31.0 | 23.6 |
| 414 | 8334 | Lynchburg | TRU | Propco I | Roanoke-Lynchburg VA | Owned | 3700 Candlers Mountain Rd. | Lynchburg | VA | 24502 | 49,493 | 29,656 | 5,348 | R2 TRU CENTRAL | Frederick | 4.8 | 12.7 | 8.5 | 8.9 | 70.8 | 71.8 | 46.2 | 55.6 |
| 415 | 8335 | Manassas | TRU | Propco I | Washington DC (Hagers | Lease | 10318 Portsmouth Rd. | Manassas | VA | 20110 | 45,183 | 29,885 | 5,676 | R2 TRU CENTRAL | Frederick | 39.0 | 49.5 | 5.1 | 4.8 | 66.9 | 65.9 | 24.6 | 35.9 |
| 416 | 8340 | Winchester | TRU | Propco II | Washington DC (Hagers | Owned | 655 East Jubal Early Avenue | Winchester | VA | 22601 | 30,000 | 20,826 | 3,657 | R2 TRU CENTRAL | Frederick | 33.8 | 4.6 | 12.9 | 2.6 | 62.5 | 47.0 | 31.0 | 33.9 |
| 417 | 8341 | Dale City | TRU | Propco I | Washington DC (Hagers | Owned | 14603 Telegraph Road | Dale City | VA | 22194 | 45,453 | 27,878 | 6,751 | R2 TRU CENTRAL | Frederick | 14.4 | 23.7 | 8.8 | 3.0 | 87.7 | 83.7 | 44.5 | 25.8 |
| 418 | 8346 | Chesapeake | TRU | Propco I | Norfolk-Portsmouth-Ne | Owned | 4120 Portsmouth Blvd. | Chesapeake | VA | 23321 | 30,000 | 21,118 | 3,360 | R2 TRU CENTRAL | Frederick | 13.5 | 21.2 | 6.7 | 5.2 | 51.3 | 44.5 | 37.2 | 47.5 |
| 419 | 8347 | Danville | TRU | Propco I | Roanoke-Lynchburg VA | Owned | 142 Executive Dr. | Danville | VA | 24541 | 30,000 | 18,004 | 2,716 | R2 TRU CENTRAL | Frederick | 1.7 | 1.2 | 4.9 | 13.5 | 70.1 | 65.1 | 36.8 | 24.7 |
| 420 | 8350 | Glen Burnie | TRU | Delaware | Baltimore MD | Lease | 6711 Ritchie Highway | Glen Burnie | MD | 21061 | 47,676 | 27,350 | 3,826 | R2 TRU CENTRAL | Frederick | 3.9 | 3.7 | 16.0 | 9.6 | 70.7 | 60.6 | 52.7 | 35.9 |
| 421 | 8352 | Norfolk | TRU | Propco II | Norfolk-Portsmouth-Ne | Owned | 400 Military Highway | Norfolk | VA | 23502 | 45,000 | 28,008 | 5,703 | R2 TRU CENTRAL | Frederick | 8.7 | 6.9 | 10.3 | 6.1 | 71.9 | 70.5 | 54.8 | 55.4 |
| 422 | 8354 | Golden Ring | TRU | Propco II | Baltimore MD | Owned | 8804 Pulaski Highway | Baltimore | MD | 21237 | 40,158 | 27,010 | 6,051 | R2 TRU CENTRAL | Frederick | 16.6 | 12.6 | 10.9 | 4.2 | 99.8 | 91.1 | 41.9 | 46.0 |
| 423 | 8360 | Richmond South | TRU | Propco I | Richmond-Petersburg V | Owned | 1257 Carmia Way | Richmond | VA | 23235 | 48,000 | 31,380 | 3,539 | R2 TRU CENTRAL | Frederick | 26.1 | 22.0 | 4.9 | 3.8 | 63.9 | 67.6 | 45.6 | 36.0 |
| 424 | 8361 | Frederick | TRU | Propco I | Washington DC (Hagers | Lease | 1308 West Patrick Street | Frederick | MD | 21701 | 45,787 | 27,439 | 7,169 | R2 TRU CENTRAL | Frederick | 96.6 | 98.7 | 7.5 | 5.2 | 75.5 | 69.1 | 30.6 | 26.4 |
| 425 | 8362 | Clarksburg | TRU | Propco I | Clarksburg-Weston WV | Owned | 2301 Meadowbrook Mall Rd. | Bridgeport | WV | 26330 | 33,842 | 22,144 | 5,299 | R2 TRU CENTRAL | Frederick | 18.5 | 9.3 | 11.3 | 4.8 | 71.7 | 65.4 | 42.8 | 47.6 |
| 426 | 8364 | Sterling | TRU | Propco I | Washington DC (Hagers | GL | 46300 Potomac Run Plaza | Sterling | VA | 20164 | 46,000 | 27,818 | 5,543 | R2 TRU CENTRAL | Frederick | 77.7 | 72.2 | 5.1 | 4.8 | 62.7 | 60.0 | 26.0 | 37.3 |
| 427 | 8365 | Burlington | TRU | Propco I | Philadelphia PA | Lease | Rt. 541 & Cadillac Road | Burlington | NJ | 8016 | 34,200 | 21,361 | 4,156 | R3 TRU EAST | Mt Olive | 64.5 | 35.6 | 5.0 | 4.5 | 77.2 | 67.3 | 42.4 | 23.1 |

Project Sunrise ($ in Thousands) Lease Building Toy JUV Primary CAM CAM Insurance Insurance Utilities Utilities R&M R&M Row # Store # Store Name Chain Entity DMA Type Address City State Zip Size (SF) Selling (SF) Selling (SF) Region DC 2016 2017 2016 2017 2016 2017 2016 2017 428 8366 Reading TRU Propco II Philadelphia PA Owned 1055 Woodland Road Wyomissing PA 19610 44,544 27,949 5,639 R2 TRU CENTRAL Frederick 38.9 33.0 7.0 4.8 66.6 59.7 56.2 61.2 429 8368 Altoona TRU Propco I Johnstown-Altoona PA Lease 235 Park Hills Plaza Altoona PA 16602 32,500 20,765 4,276 R2 TRU CENTRAL Frederick 29.4 29.7 4.9 4.8 61.3 59.1 24.0 28.0 430 8369 Newport News TRU Propco I Norfolk-Portsmouth-Ne GL 12132 Jefferson Avenue Newport News VA 23602 30,000 20,603 3,299 R2 TRU CENTRAL Frederick 39.0 30.5 6.8 5.0 60.5 48.0 36.5 32.9 431 8370 Johnstown TRU Propco II Johnstown-Altoona PA Owned 620 Galleria Drive Johnstown PA 15904 30,480 17,886 2,716 R2 TRU CENTRAL Frederick 14.7 13.3 5.3 9.3 54.1 54.1 28.8 30.3 432 8372 Hickory TRU Delaware Charlotte NC Lease 1840 Hwy. 70 S.E. Hickory NC 28601 31,740 22,416 3,461 R4 BRU WEST McDonough 8.7 8.9 4.9 5.4 50.8 51.5 38.8 30.4 433 8373 Greensboro South TRU Delaware Greensboro-High Point- GL 3728 High Point Road Greensboro NC 27407 46,000 29,412 4,891 R4 BRU WEST McDonough 11.3 10.9 7.0 7.9 62.8 61.5 51.9 50.8 434 8375 Wilmington TRU Propco I Wilmington NC Owned 4510 Oleander Drive Wilmington NC 28403 45,183 21,070 10,386 R2 TRU CENTRAL Frederick 8.1 4.0 27.3 24.6 68.4 59.7 56.4 80.1 435 8376 Winston-Salem TRU Delaware Greensboro-High Point- Owned 3200 Silas Creek Parkway Winston-Salem NC 27103 45,183 30,562 5,292 R4 BRU WEST McDonough 47.4 58.1 4.9 10.3 61.8 55.1 63.5 60.5 436 8381 Durham TRU Delaware Raleigh-Durham (Fayett GL 3300 Westgate Drive Durham NC 27707 46,698 28,432 4,278 R2 TRU CENTRAL Frederick 31.5 28.3 16.2 9.7 65.2 62.6 44.7 59.3 437 8705 Hialeah TRU Delaware Miami-Ft. Lauderdale FL Lease 500 W. 49th St. Hialeah FL 33012 54,032 26,645 2,909 R4 BRU WEST McDonough 91.2 96.0 7.2 14.8 111.1 116.0 34.5 34.0 438 8706 Plantation TRU Delaware Miami-Ft. Lauderdale FL Owned 8101 W. Broward Blvd. Plantation FL 33324 39,973 27,358 4,552 R4 BRU WEST McDonough 15.1 17.9 7.0 7.4 97.5 102.5 57.8 43.7 439 8709 N. Miami Beach TRU Delaware Miami-Ft. Lauderdale FL Lease 551 N.E. 167th St. North Miami Beach FL 33162 48,995 26,999 3,964 R4 BRU WEST McDonough 13.7 13.0 14.9 21.7 117.8 233.0 67.7 53.7 440 8710 Fort Myers TRU Delaware Ft. Myers-Naples FL GL 4983 S. Cleveland Ave. Fort Myers FL 33907 48,000 31,069 6,544 R4 BRU WEST McDonough 42.5 40.6 8.1 23.6 78.5 82.8 63.4 65.9 441 8712 Palm Beach Gardens TRU Propco I West Palm Beach-Fort P Owned 3195 PGA Blvd. Palm Beach Gardens FL 33410 36,756 25,519 5,060 R4 BRU WEST McDonough 35.1 27.0 17.5 17.6 78.2 73.8 39.4 51.7 442 8715 Kendall TRU Delaware Miami-Ft. Lauderdale FL GL 8789 S.W. 117 Ave. Kendall FL 33183 44,925 30,141 5,116 R4 BRU WEST McDonough 9.2 12.5 14.3 22.1 97.0 97.6 47.1 71.2 443 8716 Boynton Beach TRU Propco I West Palm Beach-Fort P Owned 601 N. Congress Ave. Boynton Beach FL 33435 36,600 23,400 4,390 R4 BRU WEST McDonough 10.5 36.3 10.2 20.9 64.0 65.2 63.1 50.9 444 8719 Mayaguez TRU Delaware San Juan, PR GL Carretera #2-KM 159.0 Mayaguez PR 682 38,464 23,043 5,595 R4 BRU WEST McDonough 19.8 21.0 5.0 19.1 142.0 196.7 29.6 26.9 445 8724 Altamonte Springs TRU Propco I Orlando-Daytona Beach Owned 350 E. Altamonte Dr Altamonte Springs FL 32701 41,864 28,046 5,536 R4 BRU WEST McDonough 101.7 124.3 4.9 14.0 95.0 95.4 32.2 31.7 446 8728 Clearwater TRU Propco I Tampa-St.Petersburg (S Owned 26286 US 19 North Clearwater FL 33761 43,000 30,749 4,026 R4 BRU WEST McDonough 4.4 3.8 5.5 30.1 136.5 134.7 59.7 55.7 447 8731 Bradenton TRU Propco I Tampa-St.Petersburg (S Owned 512 Cortez Rd. West Bradenton FL 34207 45,170 29,058 4,666 R4 BRU WEST McDonough 10.9 14.9 5.2 6.6 75.8 76.5 46.9 37.3 448 8732 Orange Park TRU Delaware Jacksonville FL GL 1972 Wells Road Orange Park FL 32073 42,004 27,345 6,041 R4 BRU WEST McDonough 3.2 6.2 24.4 42.5 81.8 72.2 47.3 38.2 449 8733 Gainesville TRU Delaware Gainesville FL Lease 6711 W. Newberry Road Gainesville FL 32605 39,600 28,800 5,695 R4 BRU WEST McDonough 30.7 56.0 5.1 7.0 132.8 113.4 39.2 27.1 450 8734 Lakeland TRU Propco I Tampa-St.Petersburg (S Owned 3770 U.S. 98 North Lakeland FL 33809 45,400 20,163—R4 BRU WEST McDonough 79.3 22.2 10.5 4.8 82.4 60.2 62.2 49.1 451 8735 St. Petersburg TRU Delaware Tampa-St.Petersburg (S Lease 1900 Tyrone Blvd. St. Petersburg FL 33710 33,051 22,754 4,522 R4 BRU WEST McDonough 23.1 19.4 5.0 4.8 109.6 110.1 35.1 35.1 452 8736 Stuart TRU Propco I West Palm Beach-Fort P Owned 3550 N. Federal Hwy. Jensen Beach FL 34957 45,183 28,533 6,689 R4 BRU WEST McDonough 12.3 18.9 10.7 12.5 79.8 80.3 78.0 36.3 453 8737 Port Richey TRU Propco I Tampa-St.Petersburg (S Owned 6233 Tacoma Dr. Port Richey FL 34668 45,000 29,085 5,137 R4 BRU WEST McDonough 15.7 12.0 6.9 18.3 93.2 85.1 39.9 49.0 454 8738 Ocala TRU Propco I Orlando-Daytona Beach Owned 2800 S.W. College Rd. Ocala FL 34474 45,493 29,215 6,257 R4 BRU WEST McDonough 10.8 8.3 4.9 8.2 117.1 114.4 50.3 34.2 455 8740 Melbourne TRU Propco I Orlando-Daytona Beach Owned 1275 W. New Haven Ave. Melbourne FL 32902 45,453 25,897 6,920 R4 BRU WEST McDonough 4.7 3.4 7.4 24.0 72.0 67.1 46.1 24.9 456 8743 Pembroke Pines TRU Propco II Miami-Ft. Lauderdale FL Owned 12235 Pines Blvd. Pembroke Pines FL 33026 45,000 30,472 3,876 R4 BRU WEST McDonough 77.2 31.2 4.9 16.2 92.8 93.4 38.0 46.7 457 8744 Brandon TRU Propco I Tampa-St.Petersburg (S Owned 330 Brandon Town Center Blvd. Brandon FL 33511 44,900 32,460 1,912 R4 BRU WEST McDonough 30.1 26.8 5.1 4.8 84.8 67.9 65.3 42.7 458 8745 Sanford TRU Propco I Orlando-Daytona Beach GL 101 Town Center Blvd. Sanford FL 32771 30,000 20,387 4,212 R4 BRU WEST McDonough 58.0 21.9 7.9 6.8 63.5 76.7 24.9 36.3 459 8746 Valdosta TRU Delaware Tallahassee FL-Thomasv Lease 1200 N. St. Augustine Rd. Valdosta GA 31602 30,000 18,649 2,060 R4 BRU WEST McDonough 12.1 38.0 5.1 8.5 65.1 58.2 30.8 32.7 460 8747 Panama City TRU Propco I Panama City FL Owned 809 East 23rd St. Panama City FL 32401 30,000 17,955 2,637 R4 BRU WEST McDonough 3.7 5.2 8.7 10.2 67.3 64.9 33.5 38.2 461 8749 Naples TRU Propco I Ft. Myers-Naples FL Owned 5305 Airport Pulling Rd. Naples FL 34109 30,000 21,484 3,378 R4 BRU WEST McDonough 8.6 5.9 12.8 27.8 48.7 49.0 30.9 37.3 462 8755 Charleston TRU Propco I Charleston SC Owned 7800 Rivers Ave. N.Charleston SC 29418 40,763 23,539 8,619 R4 BRU WEST McDonough 57.2 59.2 6.4 8.8 86.4 90.5 42.4 43.4 463 8802 Rivergate TRU Propco II Nashville TN Owned 1800 Gallatin Pike North Madison TN 37115 41,320 27,387 6,959 R4 BRU WEST McDonough 3.5 3.6 4.9 4.8 93.0 88.1 67.8 35.7 464 8804 Montgomery TRU Propco I Montgomery (Selma) A GL 5484 Atlanta Highway Montgomery AL 36109 43,000 24,313 6,732 R4 BRU WEST McDonough 7.3 5.2 14.0 7.0 83.1 80.4 31.4 42.5 465 8810 Knoxville TRU Delaware Knoxville TN Lease 8009 Kingston Pike Knoxville TN 37919 39,000 30,597 4,945 R4 BRU WEST McDonough 29.7 15.5 11.2 5.1 85.4 77.9 54.4 45.2 466 8811 Gwinnett TRU Delaware Atlanta GA Lease 2205 Pleasant Hill Sqr. Duluth GA 30096 48,134 29,186 7,588 R4 BRU WEST McDonough (21.4) 80.2 10.9 4.8 100.1 104.4 31.3 49.5 467 8812 Stonecrest TRU Propco I Atlanta GA GL 2918 Turner Hill Road Lithonia GA 30058 49,000 31,811 5,724 R4 BRU WEST McDonough 47.5 56.6 5.1 8.6 90.8 88.3 36.0 (16.9) 468 8814 Augusta TRU Propco I Augusta GA Owned 3424 Wrightsboro Rd. Augusta GA 30909 44,255 22,517 7,302 R4 BRU WEST McDonough 4.6 4.3 5.5 6.2 92.8 99.5 50.9 57.1 469 8815 Town Center TRU Propco I Atlanta GA Owned 501 Roberts Court Kennesaw GA 30144 42,000 28,130 4,837 R4 BRU WEST McDonough 6.9 4.8 8.8 10.3 84.3 74.6 38.4 37.0 470 8817 Chattanooga TRU Propco I Chattanooga TN Owned 2200 Hamilton Place Blvd. Chattanooga TN 37421 45,176 29,172 5,398 R4 BRU WEST McDonough 25.8 13.6 7.4 8.8 91.4 85.9 71.1 53.7 471 8825 Concord TRU Delaware Charlotte NC GL 8050 Concord Mills Blvd. Concord NC 28027 49,000 31,618 6,245 R4 BRU WEST McDonough 12.0 15.8 5.2 13.5 76.0 56.1 45.1 40.0 472 8827 Mobile TRU Delaware Mobile AL-Pensacola (Ft Owned 429 Bel Air Blvd. Mobile Mobile AL 36606 49,000 31,277 7,088 R4 BRU WEST McDonough 5.7 6.9 5.1 22.4 96.0 95.7 51.7 50.6 473 8830 Florence TRU Propco I Myrtle Beach-Florence S Owned 2680 David McLeod Blvd. Florence SC 29501 46,000 29,281 6,149 R4 BRU WEST McDonough 3.2 5.3 8.0 10.3 87.6 93.0 66.4 70.7 474 8835 Columbia II TRU Propco I Columbia SC Owned 140 Columbiana Dr. Columbia SC 29212 45,378 26,563 8,340 R4 BRU WEST McDonough 21.6 19.6 7.6 7.5 67.2 123.2 49.8 30.5 475 8836 Anderson TRU Propco I Greenville-Spartanburg Owned 3405 Clemson Blvd. Anderson SC 29621 45,190 28,879 5,937 R4 BRU WEST McDonough 3.3 2.7 5.1 6.2 73.7 72.4 49.9 44.2 476 8837 Asheville TRU Propco I Greenville-Spartanburg Owned 877 Brevard Rd. Asheville NC 28806 45,493 30,082 5,457 R4 BRU WEST McDonough 20.8 10.7 6.1 6.7 61.0 53.1 56.3 47.0 477 8841 Pineville TRU Propco II Charlotte NC Owned 11300 Carolina Pl. Parkway Pineville NC 28134 45,905 30,041 4,051 R4 BRU WEST McDonough 6.1 6.8 8.6 18.5 102.2 99.1 46.7 31.5 478 8842 Albany TRU Propco I Albany GA Lease 2601 Dawson Rd. Albany GA 31707 31,459 18,090 2,959 R4 BRU WEST McDonough 30.9 22.4 5.1 8.9 62.9 60.3 32.8 32.4 479 8843 Cool Springs TRU Propco II Nashville TN Owned 1735 Galleria Blvd Franklin TN 37064 52,000 28,502 4,932 R4 BRU WEST McDonough 27.2 40.3 4.9 4.8 75.1 84.5 53.2 45.4 480 8846 Athens TRU Propco I Atlanta GA Owned 3900 Atlanta Hwy. Bogart GA 30622 30,000 17,511 3,235 R4 BRU WEST McDonough 7.3 6.8 5.0 6.8 76.7 71.2 27.4 34.3 481 8847 Alpharetta TRU Propco I Atlanta GA Owned 7731 N. Point Pkwy. Alpharetta GA 30022 45,000 28,940 5,009 R4 BRU WEST McDonough (23.6) 28.0 4.9 7.5 84.8 83.0 38.1 33.4 482 8848 Tuscaloosa TRU Delaware Birmingham (Anniston & Lease 2600 McFarland Blvd. East Tuscaloosa AL 35401 34,530 16,885 2,837 R4 BRU WEST McDonough (0.1) 5.1 6.9 4.8 62.2 58.7 43.2 32.2 483 8851 Warner Robins TRU Propco I Macon GA Owned 3000 Watson Blvd. Warner Robins GA 31093 30,625 18,007 2,575 R4 BRU WEST McDonough 6.0 5.3 5.4 4.8 58.3 55.6 30.4 38.1 484 8852 Rome TRU Propco I Atlanta GA Owned 2780 Martha Berry Hwy. Rome GA 30161 20,000 14,486 2,026 R4 BRU WEST McDonough 9.4 6.2 4.9 5.0 51.1 47.0 38.8 19.5 485 8853 Douglasville TRU Propco I Atlanta GA Owned 9365 The Landing Dr. Douglasville, GA 30135 49,241 32,128 5,962 R4 BRU WEST McDonough 37.5 23.2 4.9 4.8 90.4 80.2 59.3 40.2 486 8868 Jackson TRU Propco I Jackson TN Owned 2139 N. Highland Jackson TN 38305 30,000 17,629 2,721 R4 BRU WEST McDonough (5.7) 12.5 5.7 5.5 60.2 49.7 36.1 35.1 487 8873 Myrtle Beach TRU Propco I Myrtle Beach-Florence S GL 1100 Seaboard Street Myrtle Beach SC 29577 30,500 20,740 3,415 R4 BRU WEST McDonough 9.0 40.7 4.9 26.7 76.1 71.6 34.9 48.3 488 8903 Florence TRU Propco II Cincinnati OH Owned 7960 Connector Dr. Florence KY 41042 40,380 29,042 7,028 R2 TRU CENTRAL Joliet 14.1 11.2 5.0 4.8 86.2 89.4 71.9 55.9

Project Sunrise ($ in Thousands) Lease Building Toy JUV Primary CAM CAM Insurance Insurance Utilities Utilities R&M R&M Row # Store # Store Name Chain Entity DMA Type Address City State Zip Size (SF) Selling (SF) Selling (SF) Region DC 2016 2017 2016 2017 2016 2017 2016 2017 489 8905 Colerain TRU Propco II Cincinnati OH Owned 9959 Colerain Ave. Cincinnati OH 45251 38,782 28,466 4,927 R2 TRU CENTRAL Joliet 17.1 14.7 9.2 4.9 78.6 70.7 59.0 36.8 490 8906 Jefferson TRU Propco I Louisville KY Owned 4805 Outer Loop Rd. Louisville KY 40219 45,883 24,380 9,468 R2 TRU CENTRAL Joliet 5.9 43.2 5.6 (2.2) 73.4 70.9 43.6 42.1 491 8908 Clermont TRU Propco II Cincinnati OH Owned 4585 Eastgate Blvd. Cincinnati OH 45245 42,004 28,939 3,984 R2 TRU CENTRAL Joliet 22.6 15.8 5.1 4.8 65.2 56.2 37.1 40.6 492 8909 Greenwood TRU Delaware Indianapolis IN Lease 1650 E. County Line Rd. Indianapolis IN 46227 47,367 27,816 5,270 R2 TRU CENTRAL Joliet 67.7 15.2 4.9 4.8 72.8 69.4 42.8 64.8 493 8910 Hamilton TRU Propco II Columbus OH Owned 4285 Groves Rd. Columbus OH 43232 41,797 28,254 5,210 R2 TRU CENTRAL Frederick 22.5 10.2 4.9 16.7 93.6 84.0 40.9 42.1 494 8913 Washington TRU Propco I Indianapolis IN Owned 9251 East Washington St. Indianapolis IN 46229 45,176 28,313 6,316 R2 TRU CENTRAL Joliet 11.5 5.8 13.3 5.2 78.2 77.0 63.5 95.8 495 8914 St. Mathews TRU Delaware Louisville KY Lease 4900 Shelbyville Rd St. Mathews KY 40207 38,413 22,026 6,734 R2 TRU CENTRAL Joliet 38.1 21.4 9.4 9.3 76.3 77.4 51.7 46.2 496 8916 Miamisburg TRU Propco II Dayton OH Owned 2859 Miamisburg Centerville Rd Miamisburg OH 45342 40,763 27,482 6,629 R2 TRU CENTRAL Frederick 15.0 10.2 6.4 5.1 61.4 57.1 43.1 28.1 497 8918 Evansville TRU Delaware Evansville IN GL 318 N.Green River Rd. Evansville IN 47715 46,000 27,175 6,453 R1 TRU WEST Lee’s Summit 9.8 5.9 4.2 4.8 102.7 102.0 31.0 37.4 498 8920 Fort Wayne TRU Delaware Ft. Wayne IN Lease 4122 Lima Road Fort Wayne IN 46805 45,495 27,403 6,475 R2 TRU CENTRAL Joliet 47.1 45.8 5.1 4.8 78.4 73.1 34.4 50.4 499 8921 Huntington TRU Propco I Charleston-Huntington GL 109 Mall Road Barboursville WV 25504 33,500 22,864 4,529 R2 TRU CENTRAL Frederick 20.6 21.3 6.5 13.3 67.9 62.1 49.1 45.5 500 8922 Dublin TRU Propco II Columbus OH Owned 6547 Sawmill Road Dublin OH 43017 40,683 27,664 2,521 R2 TRU CENTRAL Frederick 15.3 9.0 6.9 4.8 72.7 62.2 45.0 32.8 501 8924 Clarksville TRU Propco I Louisville KY Owned 951 E. Lewis and Clark Parkway Clarksville IN 47129 47,297 26,356 8,433 R2 TRU CENTRAL Joliet 22.0 22.8 5.2 4.8 57.6 61.9 48.9 44.6 502 8927 Marion TRU Propco I Paducah KY-Cape Girard Owned 2904 W. Deyoung St. Marion IL 62959 30,000 17,821 2,558 R1 TRU WEST Lee’s Summit 14.7 8.4 8.3 9.8 48.1 42.2 34.3 55.8 503 8929 Western Hills TRU Map 2005 Cincinnati OH Lease 6251 Glenway Ave. Cincinnati OH 45238 31,149 21,410 3,249 R2 TRU CENTRAL Joliet 22.9 21.1 6.2 7.5 60.0 53.1 34.9 47.5 504 8934 Heath TRU Propco I Columbus OH GL 851 South 30th St. Heath OH 43055 30,000 19,269 2,663 R2 TRU CENTRAL Frederick 13.9 6.0 4.9 8.1 67.5 54.2 24.6 27.6 505 8936 Muncie TRU Propco I Indianapolis IN Owned 3400 N. Morrison Road Muncie IN 47304 31,070 17,743 3,445 R2 TRU CENTRAL Joliet 23.5 36.4 5.5 4.8 60.7 60.1 28.6 24.9 506 9206 Niles TRU Map 2005 Youngstown OH Lease 5555 Youngstown-Warren Road Niles OH 44446 31,858 21,869 3,515 R2 TRU CENTRAL Frederick 70.2 69.7 13.0 6.8 66.7 54.5 47.5 36.7 507 9207 Mentor TRU Propco II Cleveland-Akron (Canto Owned 7723 Mentor Ave. Mentor OH 44060 42,604 26,602 6,006 R2 TRU CENTRAL Frederick 31.6 28.9 9.4 5.6 80.7 79.3 86.9 40.8 508 9208 Elyria TRU Propco II Cleveland-Akron (Canto Owned 1601 West River Road North Elyria OH 44035 40,763 27,462 5,628 R2 TRU CENTRAL Frederick (3.2) 25.7 5.1 4.8 78.8 76.3 83.4 47.6 509 9209 Erie TRU Propco II Erie PA Owned 1920 Edinboro Rd. Erie Pa 16509 40,754 28,856 4,077 R2 TRU CENTRAL Frederick 45.8 61.7 6.4 12.6 81.9 77.0 39.0 27.1 510 9210 Boardman TRU Propco II Youngstown OH Owned 317 Boardman Poland Rd. Boardman OH 44512 46,749 27,032 2,786 R2 TRU CENTRAL Frederick 15.7 17.4 4.9 7.1 66.8 72.5 41.3 34.8 511 9211 Canton TRU Propco II Cleveland-Akron (Canto Owned 4822 N.W. Wipple Ave. Canton OH 44718 40,169 25,747 5,604 R2 TRU CENTRAL Frederick 22.4 18.9 6.7 8.9 78.9 72.0 52.4 29.1 512 9212 St. Clairsville TRU Propco II Wheeling WV-Steubenv GL 67681 Mall Rd. St. Clairsville OH 43950 33,465 22,590 5,170 R2 TRU CENTRAL Frederick 28.0 24.7 4.9 4.8 74.7 55.5 42.2 46.4 513 9213 Monroeville TRU Propco II Pittsburgh PA Owned 3735 William Penn Hwy. Monroeville PA 15146 34,746 23,154 5,822 R2 TRU CENTRAL Frederick 20.3 15.4 5.7 7.6 73.6 65.1 43.0 25.0 514 9215 Ross Park Mall TRU Propco II Pittsburgh PA GL 2003 Cheryl Dr. Pittsburgh PA 15237 32,559 22,199 4,996 R2 TRU CENTRAL Frederick 11.3 10.6 11.1 9.3 76.7 68.2 42.2 54.6 515 9216 Washington TRU Propco I Pittsburgh PA Lease 301 Oakspring Road Washington PA 15301 45,000 26,411 6,764 R2 TRU CENTRAL Frederick — 12.2 4.8 77.6 73.4 41.3 43.5 516 9218 Beaver Valley TRU Propco II Pittsburgh PA Owned Route 18/Valley View Dr. Monaca PA 15061 40,754 27,190 5,591 R2 TRU CENTRAL Frederick 23.9 15.5 5.3 7.4 73.9 68.9 39.0 60.2 517 9221 North Olmsted TRU Propco II Cleveland-Akron (Canto GL 27048 Lorraine Ave. North Olmsted OH 44070 45,453 29,304 5,147 R2 TRU CENTRAL Frederick 15.6 14.3 15.9 4.8 91.7 74.7 78.4 42.4 518 9224 Clarence TRU Propco I Buffalo NY Owned 4135 Transit Rd. Williamsville NY 14221 41,484 30,616 4,688 R3 TRU EAST Mt Olive 27.9 38.9 5.6 13.5 98.7 91.0 41.9 62.5 519 9225 Greece TRU Delaware Rochester NY Lease 1530 Ridge Rd. West Greece NY 14616 47,461 27,066 6,358 R3 TRU EAST Mt Olive 100.1 58.4 4.9 8.0 90.3 74.9 53.8 46.6 520 9227 Henrietta TRU Delaware Rochester NY GL 654 Hyland Dr. Rochester NY 14623 45,500 30,402 5,459 R3 TRU EAST Mt Olive 63.1 50.6 5.1 25.0 78.4 63.1 49.6 54.0 521 9229 Greensburg TRU Map 2005 Pittsburgh PA GL 135 Donahue Rd. Greensburg PA 15601 36,188 23,040 3,442 R2 TRU CENTRAL Frederick 10.7 11.6 4.9 4.8 57.9 54.7 44.1 34.5 522 9233 Mansfield/Ontario TRU Propco I Cleveland-Akron (Canto GL 2196 W. 4th Street & Lex-Springmil Mansfield OH 44906 30,067 20,869 3,266 R2 TRU CENTRAL Frederick (26.8) 51.7 4.9 16.1 59.9 55.4 29.2 48.0 523 9234 Cranberry Twp. TRU Propco II Pittsburgh PA GL 1000 Cranberry Square Cranberry Township PA 16066 48,000 28,461 6,544 R2 TRU CENTRAL Frederick 28.4 27.0 5.4 8.1 70.5 55.8 56.0 55.4 524 9251 Robinson Township TRU Map 2005 Pittsburgh PA Lease 2001 Park Manor Blvd. Pittsburgh PA 15205 30,225 20,671 3,223 R2 TRU CENTRAL Frederick — 5.7 5.1 56.3 49.5 57.0 48.2 525 9262 Southgate TRU Propco II Detroit MI Owned 14333 Eureka Rd. Southgate MI 48195 47,228 25,251 6,045 R2 TRU CENTRAL Joliet 18.6 11.9 89.3 8.2 75.0 61.5 73.8 55.4 526 9265 Livonia TRU Propco I Detroit MI Owned 29150 7 Mile Rd. Livonia MI 48152 51,643 31,456 4,735 R2 TRU CENTRAL Joliet 22.0 12.7 8.7 3.3 85.1 81.9 45.1 30.9 527 9266 Roseville TRU Propco I Detroit MI Owned 32070 Gratiot Roseville MI 48066 45,900 26,033 5,738 R2 TRU CENTRAL Joliet 27.9 13.6 14.8 9.7 82.0 75.9 56.9 48.2 528 9267 Toledo TRU Propco II Toledo OH Owned 5025 Monroe Street Toledo OH 43623 38,466 28,833 4,369 R2 TRU CENTRAL Joliet 30.6 39.8 4.9 5.3 76.8 63.6 26.8 43.8 529 9269 Sterling Heights TRU Propco II Detroit MI Owned 13801 Lakeside Circle Sterling Hghts MI 48313 43,668 27,689 5,300 R2 TRU CENTRAL Joliet 102.2 71.7 6.9 6.4 74.1 60.9 69.8 57.0 530 9270 Ann Arbor TRU Delaware Detroit MI Lease 3725 Washtenaw Ann Arbor MI 48104 48,249 28,359 9,307 R2 TRU CENTRAL Joliet 101.1 106.7 6.3 7.0 95.0 96.7 59.1 55.2 531 9271 Westland TRU Propco II Detroit MI Owned 34800 Warren Road Westland MI 48185 48,134 31,687 6,398 R2 TRU CENTRAL Joliet 70.5 58.5 15.5 16.0 76.0 63.0 79.7 45.9 532 9273 Pontiac TRU Propco I Detroit MI Owned 220 North Telegraph Rd. Pontiac MI 48341 40,762 30,536 3,519 R2 TRU CENTRAL Joliet 16.5 25.6 5.6 7.0 75.6 67.4 57.7 28.0 533 9274 Novi TRU Propco I Detroit MI Owned 43460 West Oaks Drive Novi MI 48377 40,302 28,454 5,975 R2 TRU CENTRAL Joliet 35.4 14.1 14.1 4.8 85.7 81.9 66.7 56.4 534 9275 South Toledo TRU Propco I Toledo OH GL 2333 S. Reynolds Toledo OH 43614 45,500 28,298 7,123 R2 TRU CENTRAL Joliet 30.5 13.1 5.2 10.3 95.8 81.8 76.9 44.6 535 9277 Sandusky TRU Propco II Cleveland-Akron (Canto Owned 5500 Milan Road Sandusky OH 44870 29,422 16,916 2,209 R2 TRU CENTRAL Joliet 28.2 8.6 4.9 5.7 49.4 45.7 33.7 27.3 536 9278 Port Huron TRU Propco I Detroit MI Owned 4235 24th Ave. Fort Gratiot MI 48059 46,000 21,105 3,326 R2 TRU CENTRAL Joliet 30.3 14.4 5.4 8.2 58.9 55.3 29.1 29.2 537 9287 E. Lansing TRU Propco I Lansing MI Owned 1705 W. Newman Rd. Okemos Mi 48864 30,000 21,916 2,474 R2 TRU CENTRAL Joliet 38.3 13.4 4.9 5.1 76.6 71.0 39.0 36.9 538 9502 Independence TRU Delaware Kansas City MO Lease 13920 E. 40 Highway Independence MO 64055 43,396 27,376 6,575 R1 TRU WEST Lee’s Summit 28.4 43.6 25.5 9.8 130.2 109.6 48.2 38.2 539 9503 Overland Park TRU Propco I Kansas City MO Owned 11620 W. 95 St. Overland Park KS 66214 44,686 28,692 5,652 R1 TRU WEST Lee’s Summit 20.2 22.8 8.9 13.7 96.2 88.6 53.2 48.1 540 9507 Des Moines TRU Propco II Des Moines-Ames IA Owned 8801 University Clive IA 50322 45,183 29,806 5,371 R1 TRU WEST Lee’s Summit 89.9 13.4 4.9 2.7 61.9 59.4 41.5 45.1 541 9508 Mid Rivers TRU Propco II St. Louis MO Owned 5821 Sue Mandy Dr. St. Peters MO 63376 45,293 27,514 7,255 R1 TRU WEST Lee’s Summit 1.1 38.0 10.5 11.2 77.6 76.9 53.4 62.2 542 9510 Fairview Heights TRU Propco II St. Louis MO Owned 120 Commerce Lane Fairview Heights IL 62208 45,783 27,445 6,340 R1 TRU WEST Lee’s Summit 11.1 9.4 16.5 22.0 74.1 66.9 35.9 33.7 543 9516 South County TRU Propco I St. Louis MO Owned 6926 South Lindbergh St. Louis MO 63129 45,893 29,475 6,426 R1 TRU WEST Lee’s Summit (3.6) 7.3 10.3 5.8 72.0 71.7 40.1 38.7 544 9517 S. Des Moines TRU Delaware Des Moines-Ames IA GL 1211 E. Army Post Rd. Des Moines IA 50315 45,488 29,821 5,582 R1 TRU WEST Lee’s Summit 53.6 57.3 5.6 8.3 68.9 67.5 47.2 42.6 545 9519 Cape Girardeau TRU Delaware Paducah KY-Cape Girard Lease 201 Silver Springs Rd. Cape Girardeau MO 63701 31,965 18,160 3,166 R1 TRU WEST Lee’s Summit 17.9 (14.0) 10.2 9.5 45.0 42.3 23.0 24.0 546 9520 Metro North TRU Delaware Kansas City MO GL 8330 N. Broadway Kansas City MO 64118 41,419 26,491 5,495 R1 TRU WEST Lee’s Summit 29.0 53.2 4.9 4.8 98.3 98.2 36.4 61.1 547 9521 Oakview TRU Propco I Omaha NE Owned 3435 Oakview Drive Omaha NE 68144 30,000 21,209 3,260 R1 TRU WEST Lee’s Summit 17.2 15.0 44.0 45.4 54.8 52.4 43.4 41.5 548 9522 Lincoln TRU Propco I Lincoln & Hastings-Kear Owned 5220 N. 27th Street Lincoln NE 68521 30,000 19,313 2,836 R1 TRU WEST Lee’s Summit 32.2 18.2 5.8 4.8 39.1 38.9 26.7 20.9 549 9523 Columbia TRU Propco I Columbia-Jefferson City Lease 1901 Bernadette Columbia MO 65203 30,600 21,353 3,342 R1 TRU WEST Lee’s Summit 30.1 32.8 4.9 5.2 65.4 59.2 31.9 45.4

Project Sunrise ($ in Thousands) Lease Building Toy JUV Primary CAM CAM Insurance Insurance Utilities Utilities R&M R&M Row # Store # Store Name Chain Entity DMA Type Address City State Zip Size (SF) Selling (SF) Selling (SF) Region DC 2016 2017 2016 2017 2016 2017 2016 2017 550 9525 Tulsa TRU Delaware Tulsa OK Lease 6910 S. Memorial Drive Tulsa OK 74133 43,000 27,544 6,426 R1 TRU WEST Midlothian 2.5 2.3 5.1 27.3 70.3 72.7 67.0 60.5 551 9529 Colorado Springs TRU Propco I Colorado Springs-Puebl Owned 3730 N. Citadel Dr. Colorado Springs CO 80909 46,415 28,551 6,886 R1 TRU WEST Lee’s Summit 19.7 25.6 8.0 5.3 53.3 48.7 51.9 59.4 552 9531 Westminster TRU Propco II Denver CO Owned 5650 West 88th Ave. Westminster CO 80030 42,192 28,097 6,733 R1 TRU WEST Lee’s Summit 19.0 5.1 16.1 12.2 70.0 69.6 39.1 46.0 553 9536 Rapid City TRU Delaware Rapid City SD GL 450 E. Disk Drive Rapid City SD 57701 30,000 17,723 2,985 R1 TRU WEST Lee’s Summit 21.1 18.8 7.6 4.8 66.7 66.4 25.2 20.7 554 9538 Fargo TRU Propco I Fargo-Valley City ND GL 4603-13th Ave. South Fargo ND 58103 30,625 17,988 2,731 R1 TRU WEST Lee’s Summit 30.2 16.9 4.9 4.8 52.5 56.1 17.9 18.2 555 9539 Council Bluffs TRU Propco I Omaha NE Owned 3145 Manawa Center Dr. Council Bluffs IA 51501 30,000 18,121 2,562 R1 TRU WEST Lee’s Summit 16.2 19.6 9.2 10.2 41.2 41.2 30.7 23.0 556 9540 Englewood TRU Propco I Denver CO Lease 9505 E. County Line Rd. Englewood CO 80112 44,300 30,561 4,689 R1 TRU WEST Lee’s Summit 60.7 59.3 6.0 13.5 64.9 56.7 30.5 60.2 557 9565 Sunset Hills TRU Propco I St. Louis MO GL 3600 Lindbergh Sunset Hills MO 63127 48,200 29,792 6,303 R1 TRU WEST Lee’s Summit 66.1 42.2 9.0 4.8 76.8 80.0 33.0 26.6 558 9590 Meridian TRU Propco I Meridian MS GL 1003 Bonita Lakes Circle Meridian MS 39301 42,000 14,953 18,486 R4 BRU WEST McDonough 5.3 4.2 5.2 4.8 79.6 82.7 23.6 44.2 559 6322 Douglaston TRU Delaware New York NY Lease 242-02 61st Ave Little Neck NY 11362 37,303 27,236 3,129 R3 TRU EAST Mt Olive 261.1 375.4 6.0 12.2 138.8 126.8 45.4 49.2 560 5573 Garland, TX SBS Delaware Dallas-Ft.Worth TX Lease 320 Winecup Way Garland TX 75040 35,288 18,120 8,361 R1 TRU WEST Midlothian 81.7 84.5 16.5 8.2 68.3 64.1 33.1 29.6 561 5579 Upland, CA SBS Delaware Los Angeles CA Lease 1295 E. 19th St. Upland CA 91784 47,426 22,847 14,056 R1 TRU WEST Rialto 156.3 157.3 7.7 9.9 96.3 98.9 29.5 31.6 562 5604 Covina SBS Delaware Los Angeles CA Lease 960 Lakes Drive West Corvina CA 91790 65,027 27,512 22,508 R1 TRU WEST Rialto 88.3 81.8 7.5 7.2 124.5 130.5 48.0 41.2 563 5605 Bakersfield SBS Propco I Bakersfield CA Owned 3792 Ming Ave. Bakersfield CA 93309 43,000 22,504 11,739 R1 TRU WEST Rialto 19.2 35.5 7.2 16.4 111.6 103.1 38.7 41.5 564 5614 Puente Hills SBS Delaware Los Angeles CA Lease 1600 S. Azusa Ave. Industry CA 91716 43,121 22,180 10,501 R1 TRU WEST Rialto 150.4 154.6 6.2 5.7 93.0 96.0 48.6 43.5 565 5616 W. Los Angeles SBS Delaware Los Angeles CA Lease 1833 La Cienega Blvd. Los Angeles CA 90035 61,965 21,786 14,476 R1 TRU WEST Rialto 159.6 168.5 6.2 5.6 135.6 148.4 60.7 41.8 566 5618 Riverside SBS Delaware Los Angeles CA Lease 2550 Canyon Springs Pkwy S. Riverside CA 92507 73,370 28,763 30,122 R1 TRU WEST Rialto 136.0 164.9 6.2 4.1 166.3 162.7 60.6 59.6 567 5619 Victorville SBS Propco I Los Angeles CA Owned 12450 Amargosa Rd. Victorville CA 92392 45,453 22,693 12,268 R1 TRU WEST Rialto 54.3 53.7 5.9 9.2 92.2 80.1 41.5 36.3 568 5620 Indio SBS Delaware Palm Springs CA Lease 42500 Jackson St. Indio CA 92203 46,827 23,830 12,310 R1 TRU WEST Rialto 53.8 61.6 6.1 26.9 103.8 107.5 53.1 40.9 569 5632 Culver City SBS Propco I Los Angeles CA Lease 11136 Jefferson Blvd. Culver City CA 90230 36,000 19,972 11,089 R1 TRU WEST Rialto 70.5 68.1 5.5 11.6 106.2 117.5 44.3 39.4 570 5636 Santa Maria SBS Propco I Santa Barbara-Santa M Owned 1411 S. Bradley Santa Maria CA 93454 45,453 21,928 12,679 R1 TRU WEST Rialto 9.2 8.1 6.7 5.3 87.7 85.0 41.5 38.9 571 5641 Goodyear SBS Delaware Phoenix (Prescott) AZ Lease 15325 W. McDowell Road. Goodyear AZ 85033 64,028 26,720 24,332 R1 TRU WEST Rialto 0.4 53.3 4.9 5.5 125.4 117.0 42.6 49.1 572 5644 North Phoenix SBS Delaware Phoenix (Prescott) AZ Lease 245 E. Bell Road Phoenix AZ 85022 47,510 23,922 11,836 R1 TRU WEST Rialto 138.6 122.0 7.3 6.8 2.5 2.5 46.8 32.2 573 5646 E. Tucson SBS Delaware Tucson (Sierra Vista) AZ GL 5355 E. Broadway Blvd. Tucson AZ 85711 45,219 21,967 11,700 R1 TRU WEST Rialto 52.0 61.4 5.1 5.9 137.7 156.0 39.0 28.0 574 5647 Fullerton SBS Delaware Los Angeles CA Lease 1100 South Harbor Blvd. Fullerton CA 92832 52,720 23,114 11,218 R1 TRU WEST Rialto 56.5 189.2 7.2 6.7 76.8 78.8 66.0 52.9 575 5650 Hawthorne SBS Propco I Los Angeles CA Owned 14705 Oceangate Ave. Hawthorne CA 90250 45,990 23,861 11,319 R1 TRU WEST Rialto 56.5 64.9 14.1 12.1 84.0 84.5 41.5 47.2 576 5657 Chino Hills SBS Delaware Los Angeles CA Lease 4635 Chino Hills Pkwy. Chino Hills CA 91709 64,028 25,814 25,004 R1 TRU WEST Rialto 263.0 315.4 4.9 9.0 136.3 131.9 63.5 44.9 577 5662 Alhambra SBS Propco I Los Angeles CA Lease 2500 W. Commonwealth Alhambra CA 91802 34,610 19,759 10,137 R1 TRU WEST Rialto 43.6 32.9 6.7 9.3 93.5 102.0 38.9 42.7 578 5667 Glendale SBS Delaware Los Angeles CA GL 2905 Los Feliz Blvd. Glendale CA 90039 45,389 21,439 12,029 R1 TRU WEST Rialto 91.4 130.2 24.1 15.3 137.2 149.1 58.5 42.3 579 5681 Porter Ranch SBS Propco I Los Angeles CA Owned 11460 Porter Ranch Dr. Porter Ranch CA 91326 48,000 21,494 15,353 R1 TRU WEST Rialto 78.8 81.4 7.0 8.8 123.6 128.0 53.9 49.2 580 5803 Pleasant Hill (Concord SBS Delaware San Francisco-Oakland- Lease 568 Contra Costa Blvd. Pleasant Hill CA 94523 47,000 20,210 11,139 R1 TRU WEST Stockton 52.8 46.8 5.2 7.8 89.8 84.5 51.7 33.0 581 5804 Pinole SBS Propco I San Francisco-Oakland- GL 1330 Fitzgerald Pinole CA 94564 44,993 23,262 12,128 R1 TRU WEST Stockton 54.2 96.9 4.9 5.4 99.0 94.5 40.1 53.9 582 5806 Elk Grove SBS Delaware Sacramento-Stockton-M GL 8507 Bond Rd. Elk Grove CA 95624 49,262 23,305 13,636 R1 TRU WEST Stockton 46.2 70.6 3.8 7.5 104.3 96.9 41.1 38.2 583 5814 Sunnyvale SBS Propco I San Francisco-Oakland- Lease 130 E. El Camino Real Sunnyvale CA 94087 39,500 20,141 10,914 R1 TRU WEST Stockton 45.3 60.9 4.9 4.8 103.6 96.2 45.0 37.5 584 5819 E. San Jose SBS Delaware San Francisco-Oakland- Lease 2179 Monterey Hwy San Jose CA 95112 64,850 27,070 24,646 R1 TRU WEST Stockton 210.8 240.8 5.4 9.6 158.1 152.9 56.8 56.4 585 5821 Redwood City SBS Delaware San Francisco-Oakland- Lease 202 Walnut St. Redwood City CA 94063 43,697 29,348 20,660 R1 TRU WEST Stockton 104.3 150.0 5.7 4.8 113.0 116.7 53.8 45.6 586 5822 Fremont SBS Delaware San Francisco-Oakland- Lease 43756 Christy Street Fremont CA 94538 47,807 23,183 11,547 R1 TRU WEST Stockton 163.7 152.5 4.9 5.0 128.3 145.0 44.9 52.0 587 5843 Santa Cruz SBS Delaware Monterey-Salinas CA GL 1660 Commercial Way Santa Cruz CA 95065 46,838 21,674 13,706 R1 TRU WEST Stockton 15.7 18.5 11.6 8.1 87.5 91.2 40.8 38.3 588 6002 Peoria SBS Propco I Peoria-Bloomington IL Lease 2601 W. Lake Ave. Peoria IL 61615 51,550 22,088 10,720 R2 TRU CENTRAL Joliet 163.4 169.7 4.9 4.8 84.2 72.4 24.7 27.5 589 6006 Niles SBS Propco II Chicago IL Owned 9555 N. Milwaukee Ave. Niles IL 60714 38,940 21,538 10,790 R2 TRU CENTRAL Joliet 9.1 9.5 6.6 6.3 82.0 84.1 58.4 35.0 590 6008 Bloomington SBS Propco I Peoria-Bloomington IL GL 1703 E. Empire Bloomington IL 61701 46,070 22,492 11,848 R2 TRU CENTRAL Joliet 58.7 73.6 5.6 4.8 70.3 67.8 46.3 31.3 591 6016 N. Riverside SBS Propco I Chicago IL Lease 7451 W. Cermak Rd. N. Riverside IL 60546 40,000 23,604 10,665 R2 TRU CENTRAL Joliet 23.3 13.3 27.4 4.8 77.0 71.1 56.9 39.7 592 6019 Riverview SBS Delaware Chicago IL GL 3330 N.Western Ave. Chicago IL 60618 39,104 20,515 10,388 R2 TRU CENTRAL Joliet (14.8) 98.7 4.9 4.8 60.0 58.3 33.9 32.6 593 6022 Algonquin SBS Delaware Chicago IL Lease 826 S. Randall Road. Algonquin IL 60102 64,000 25,865 25,003 R2 TRU CENTRAL Joliet 63.9 41.5 4.9 4.8 91.4 77.7 36.6 34.6 594 6034 Rockford SBS Delaware Rockford IL Lease 6449 E. State Street Rockford IL 61108 65,262 25,731 25,108 R2 TRU CENTRAL Joliet 115.4 110.0 5.1 8.5 82.2 76.4 42.8 33.0 595 6039 Appleton SBS Propco II Green Bay-Appleton WI Owned 4411 W. Wisconsin Ave. Grand Chute WI 54913 43,297 22,046 13,149 R2 TRU CENTRAL Joliet 20.7 24.9 5.3 5.3 90.5 91.9 35.5 29.7 596 6040 Cedar Rapids SBS Propco I Cedar Rapids-Waterloo- Owned 2425 Wiley Blvd. Cedar Rapids IA 52404 45,750 23,483 13,087 R1 TRU WEST Lee’s Summit 16.5 16.7 13.2 4.4 85.1 68.7 32.8 29.5 597 6041 Davenport SBS Propco II Davenport IA-Rock Islan Owned 200 E. Kimberly Rd. Davenport IA 52806 45,453 24,030 11,372 R2 TRU CENTRAL Joliet 8.3 5.4 4.9 5.1 54.8 53.7 29.4 23.8 598 6044 Minnetonka SBS Propco I Minneapolis-St. Paul M Lease 14100 Wayzata Blvd. Minnetonka MN 55305 61,369 27,887 18,499 R1 TRU WEST Lee’s Summit 50.1 62.1 4.9 4.8 80.1 83.4 65.7 31.6 599 6047 Blaine SBS Propco I Minneapolis-St. Paul M Lease 170 89th Ave. Blaine MN 55434 43,300 21,509 11,835 R1 TRU WEST Lee’s Summit 22.3 30.1 5.2 4.8 83.7 69.2 30.9 23.8 600 6050 Rochester SBS Propco I Rochester MN-Mason C Owned 808 Apache Lane Rochester MN 55906 45,453 20,853 12,092 R1 TRU WEST Lee’s Summit 20.0 22.6 14.0 4.8 81.9 71.0 24.6 32.9 601 6051 Racine SBS Propco II Milwaukee WI Owned 2433 S. Greenbay Rd. Racine WI 53406 43,560 21,729 13,824 R2 TRU CENTRAL Joliet 25.6 13.7 5.1 4.8 82.7 73.3 43.7 31.7 602 6054 Gurnee SBS Propco II Chicago IL Owned 6050 Gurnee Mills Blvd. Gurnee IL 60031 44,894 23,505 11,326 R2 TRU CENTRAL Joliet 20.6 13.1 4.9 7.8 67.1 60.4 38.3 36.5 603 6057 Champaign SBS Propco I Champaign & Springfiel Owned 40 Anthony Drive Champaign IL 61820 36,600 18,549 9,871 R2 TRU CENTRAL Joliet 22.7 3.4 4.9 4.8 62.5 57.7 32.1 25.2 604 6063 South Elgin SBS Delaware Chicago IL Lease 486 RANDALL ROAD SOUTH ELGIN IL 60177 58,000 29,391 17,367 R2 TRU CENTRAL Joliet 147.2 156.3 4.9 4.9 85.6 83.7 38.7 25.8 605 6305 E. Brunswick SBS Delaware New York NY Lease 581 Route 18 South E. Brunswick NJ 8816 64,757 25,597 24,999 R3 TRU EAST Mt Olive 225.4 115.3 5.4 5.0 143.4 112.6 47.2 48.7 606 6307 Watchung SBS Delaware New York NY Lease 1701-45 US Highway 22 Watchung NJ 7069 44,419 22,016 11,181 R3 TRU EAST Mt Olive 18.7 18.7 4.9 5.0 96.3 86.8 28.3 50.4 607 6310 Valley Stream SBS Delaware New York NY Owned 300 W. Sunrise Highway Valley Stream NY 11580 46,448 22,008 11,022 R3 TRU EAST Mt Olive 16.2 22.4 23.5 6.2 156.4 152.5 73.3 90.5 608 6314 Colonie SBS Propco I Albany-Schenectady-Tro Lease 38 Wolf Rd. Colonie NY 12205 43,000 22,724 11,618 R3 TRU EAST Mt Olive 36.1 40.9 6.0 6.4 76.6 75.9 59.9 53.5 609 6315 Jersey City SBS Delaware New York NY Lease 641 Route 440 Jersey City NJ 7304 37,600 20,263 10,230 R3 TRU EAST Mt Olive 59.5 54.6 6.2 7.3 84.3 89.8 54.6 64.5 610 6317 Lake Grove SBS Delaware New York NY Lease 3250 Middle Country Road Lake Grove NY 11755 71,473 31,786 18,762 R3 TRU EAST Mt Olive 196.2 163.4 5.0 4.8 209.0 178.8 45.9 53.9

Project Sunrise ($ in Thousands) Lease Building Toy JUV Primary CAM CAM Insurance Insurance Utilities Utilities R&M R&M Row # Store # Store Name Chain Entity DMA Type Address City State Zip Size (SF) Selling (SF) Selling (SF) Region DC 2016 2017 2016 2017 2016 2017 2016 2017 611 6318 Woodbridge SBS Delaware New York NY Lease 675 ROUTE 1 SOUTH Iselin NJ 8830 58,441 28,124 17,312 R3 TRU EAST Mt Olive 150.2 200.9 5.1 5.1 657.5 532.8 60.0 46.3 612 6320 Yonkers SBS Propco II New York NY Owned 1000 Central Park Ave. Yonkers NY 10704 37,580 22,070 9,907 R3 TRU EAST Mt Olive 21.2 23.0 13.2 11.8 133.3 116.3 63.4 66.3 613 6323 Bay Parkway SBS Delaware New York NY Lease 8973-95 Bay Parkway Brooklyn NY 11214 79,151 26,689 18,084 R3 TRU EAST Mt Olive — 6.3 11.3 191.0 142.2 109.3 129.8 614 6324 Bayshore SBS Delaware New York NY Lease 1851 Sunrise Highway Bayshore NY 11706 43,000 20,398 12,853 R3 TRU EAST Mt Olive 69.2 84.0 5.0 4.8 124.4 120.9 38.1 43.5 615 6329 Union SBS Delaware New York NY Lease 1701 Morris Ave. Union NJ 7083 46,800 23,777 12,358 R3 TRU EAST Mt Olive 142.9 151.7 7.5 6.0 110.7 107.7 62.2 41.0 616 6334 Raritan SBS Delaware New York NY Lease 451-Route #28 Raritan NJ 8869 45,800 23,948 11,921 R3 TRU EAST Mt Olive 75.7 55.4 5.9 4.8 120.6 120.2 43.5 32.9 617 6335 Rockaway SBS Delaware New York NY GL Mall Ring Rd., Rockaway Square MaRockaway NJ 7866 33,306 20,694 8,068 R3 TRU EAST Mt Olive 29.1 44.8 5.7 6.9 107.7 101.4 34.6 60.2 618 6336 Bronx SBS Delaware New York NY Lease 350 Bay Chester Avenue Bronx NY 10475 48,335 23,087 13,076 R3 TRU EAST Mt Olive 203.8 200.9 4.9 6.8 184.3 168.9 89.1 43.5 619 6339 Yorktown SBS Propco I New York NY GL 621 Bank Road Jefferson Valley NY 10535 46,000 22,288 13,611 R3 TRU EAST Mt Olive 23.1 25.8 10.0 3.6 173.0 122.3 56.1 62.4 620 6347 White Plains SBS Delaware New York NY Lease 7 City Place White Plains NY 10601 56,000 25,339 16,472 R3 TRU EAST Mt Olive 212.0 230.5 5.0 4.8 150.1 137.2 55.1 36.7 621 6352 Bruckner SBS Propco I New York NY GL 970 White Plains Rd. Bronx NY 10473 43,165 22,644 9,962 R3 TRU EAST Mt Olive 162.6 71.3 8.7 6.1 211.0 190.1 81.1 103.5 622 6353 Norwalk SBS Propco II New York NY Owned 59 Connecticut Avenue Norwalk CT 6850 30,000 17,027 7,460 R3 TRU EAST Mt Olive 21.6 32.9 5.2 14.6 123.1 151.8 54.4 40.7 623 6362 Scranton SBS Propco II Wilkes Barre-Scranton P Owned Rt. 6, Scranton Carbondale Rd Scranton PA 18508 36,416 20,239 10,985 R3 TRU EAST Mt Olive 24.2 31.4 4.9 4.8 64.4 62.6 54.7 35.6 624 6364 Binghamton SBS Propco I Binghamton NY Owned 416 Harry L.Dr., Rts. 201 and 17 Johnson City NY 13790 43,340 22,417 11,649 R3 TRU EAST Mt Olive 22.3 21.9 3.9 7.5 69.5 52.9 59.2 38.0 625 6365 Elizabeth-KidsWorld SBS Delaware New York NY Lease 900 Center Drive Elizabeth NJ 7201 70,468 27,490 26,110 R3 TRU EAST Mt Olive 126.9 85.2 19.0 5.9 173.7 156.6 58.0 75.6 626 6366 North Haven SBS Delaware Hartford & New Haven Lease 376 North Universal Drive North Haven CT 6473 64,084 29,549 19,928 R3 TRU EAST Mt Olive 193.0 127.0 5.2 (0.3) 116.6 135.3 53.1 47.5 627 6382 Phillipsburg SBS Propco I New York NY GL 1280 Rt. 22 & St. James Ave. Philipsburg NJ 8865 30,496 17,074 7,448 R3 TRU EAST Mt Olive 73.5 60.8 4.9 205.8 78.0 74.5 63.4 40.6 628 6583 Redlands SBS Delaware Los Angeles CA Lease 9930 Alabama Street Redlands CA 92374 64,000 26,731 24,734 R1 TRU WEST Rialto 148.9 164.1 6.7 10.6 146.0 127.6 60.7 65.6 629 6622 Corona SBS Delaware Los Angeles CA Lease 3665 Grand Oaks Corona CA 92881 64,028 25,811 25,264 R1 TRU WEST Rialto 121.7 153.5 11.0 6.4 145.1 134.0 65.5 60.5 630 6623 Secaucus SBS Delaware New York NY Lease 7 Mill Creek Drive Secacaus NJ 7094 69,230 26,028 25,870 R3 TRU EAST Mt Olive 188.8 141.5 8.9 4.8 121.6 127.5 59.5 62.4 631 6624 NW Las Vegas SBS Delaware Las Vegas NV Lease 7020 North 5th Street North Las Vegas NV 89084 65,000 29,404 17,649 R1 TRU WEST Rialto 30.9 15.8 4.9 5.6 85.1 89.1 47.3 40.7 632 6629 Bronx Terminal SBS Delaware New York NY Lease 610 Exterior Street Bronx NY 10451 76,921 34,149 17,683 R3 TRU EAST Mt Olive 397.4 (885.3) 22.4 17.1 153.9 132.0 114.4 127.8 633 6753 Rego Park SBS Delaware New York NY Lease 61-35 Junction Blvd Rego Park NY 11374 46,915 23,953 11,244 R3 TRU EAST Mt Olive 421.6 309.2 5.7 4.8 183.7 144.8 57.1 42.1 634 6755 Coral Springs SBS Delaware Miami-Ft. Lauderdale FL Lease 6001 West Sample Road Coral Springs FL 33067 46,079 22,543 11,376 R4 BRU WEST McDonough 21.5 28.6 5.3 16.5 118.6 123.8 49.2 73.7 635 6756 Memphis SBS Delaware Memphis TN Lease 7676 Polo Ground Blvd. Memphis TN 38125 46,737 24,070 11,993 R4 BRU WEST McDonough 33.5 46.7 5.4 9.4 70.3 68.1 38.9 36.4 636 7002 Pasadena SBS Delaware Houston TX GL 5651 Fairmont Parkway Pasadena TX 77505 47,805 24,408 12,487 R1 TRU WEST Midlothian 23.2 32.3 5.1 19.5 61.1 58.3 43.1 35.7 637 7004 Katy SBS Delaware Houston TX Lease 9730 Katy Freeway Houston TX 77055 65,522 31,221 16,886 R1 TRU WEST Midlothian 158.2 127.9 9.7 10.7 97.9 92.9 48.7 52.4 638 7006 Beaumont SBS Propco I Beaumont-Port Arthur T Lease 5910 Eastex Freeway Beaumont TX 77708 43,000 22,636 12,036 R1 TRU WEST Midlothian 8.7 2.9 14.2 9.2 69.6 80.2 70.9 31.4 639 7007 Forum SBS Propco I San Antonio TX GL 8270 Agora Parkway Selma TX 78154 48,640 22,267 15,064 R1 TRU WEST Midlothian 81.8 100.7 23.7 14.5 91.6 85.7 58.7 40.1 640 7009 Willowbrook SBS Delaware Houston TX Lease 17776 State Hwy 249 Suite 1 Houston TX 77064 58,421 28,387 17,787 R1 TRU WEST Midlothian 103.1 90.5 10.8 7.3 60.1 55.7 44.5 44.0 641 7012 Humble SBS Propco I Houston TX Owned 20450 Highway 59 North Humble TX 77338 46,700 22,175 12,277 R1 TRU WEST Midlothian 4.6 14.5 14.3 8.4 72.5 64.3 53.2 62.3 642 7013 Baytown SBS Propco I Houston TX Owned 4815 I-10 E. @ Eastpoint Blvd. Baytown TX 77521 42,252 21,671 12,070 R1 TRU WEST Midlothian 2.0 1.9 8.5 24.5 79.1 74.2 49.7 51.4 643 7014 Corpus Christi SBS Propco II Corpus Christi TX Owned 1220 Airline Road Corpus Christi TX 78412 47,000 21,364 13,470 R1 TRU WEST Midlothian 27.2 34.5 8.7 16.2 74.6 75.2 68.6 42.4 644 7017 Baton Rouge SBS Delaware Baton Rouge LA Lease 10780 NORTH MALL DR BATON ROUGE LA 70809 58,907 28,839 17,964 R1 TRU WEST Midlothian 59.7 57.4 8.3 11.8 79.7 87.3 50.5 64.0 645 7026 Lafayette SBS Propco II Lafayette LA Owned 5700 Johnston Lafayette LA 70506 45,453 22,716 12,185 R1 TRU WEST Midlothian 0.8 6.8 8.0 5.1 63.1 64.2 46.1 50.0 646 7031 Galleria SBS Propco I Houston TX Owned 6145 Westheimer Rd. Houston TX 77057 44,052 21,725 11,647 R1 TRU WEST Midlothian 3.4 3.0 10.2 4.5 60.6 59.9 43.3 39.0 647 7032 North San Antonio SBS Delaware San Antonio TX Lease 321 NW LOOP 410 San Antonio TX 78216 60,687 27,839 18,102 R1 TRU WEST Midlothian 100.2 73.9 10.7 9.2 108.6 98.9 84.4 81.4 648 7035 Laredo SBS Propco I Laredo TX GL 5404 San Bernardo Ave. Laredo TX 78041 45,000 22,766 12,202 R1 TRU WEST Midlothian 22.1 5.1 6.4 9.8 62.4 64.9 38.6 44.6 649 7506 Woburn SBS Map 2005 Boston MA (Mancheste Lease 366 Cambridge Street Woburn MA 1801 48,000 23,061 11,564 R3 TRU EAST Mt Olive 142.2 55.7 5.7 5.5 133.2 119.0 37.5 27.7 650 7507 Dedham SBS Delaware Boston MA (Mancheste Lease 302 Providence Hwy Dedham MA 02026 45,333 22,422 11,965 R3 TRU EAST Mt Olive 136.2 96.4 5.4 4.9 124.4 125.5 40.3 52.6 651 7508 Springfield SBS Propco I Springfield-Holyoke MA Lease 1686 Boston Rd. Springfield MA 1129 43,000 22,476 11,500 R3 TRU EAST Mt Olive 7.6 11.4 5.9 9.8 109.4 107.6 47.5 29.8 652 7509 Waterbury SBS Propco I Hartford & New Haven Lease 275 Union St. Waterbury CT 6706 48,000 24,310 12,303 R3 TRU EAST Mt Olive 130.2 142.1 5.3 7.1 135.7 123.9 35.7 32.6 653 7511 Manchester SBS Propco II Boston MA (Mancheste Owned 2 Keller St. Manchester NH 3103 39,717 19,708 11,921 R3 TRU EAST Mt Olive 45.7 72.4 5.8 8.8 100.3 88.8 57.1 61.0 654 7514 Newington SBS Propco I Boston MA (Mancheste GL 85 Gosling Rd. Newington NH 3801 43,000 21,695 11,343 R3 TRU EAST Mt Olive 33.4 55.5 17.6 11.5 93.2 67.1 64.6 38.0 655 7518 Utica SBS Delaware Utica NY GL 4505 Commercial Dr. New Hartford NY 13413 46,698 21,145 13,570 R3 TRU EAST Mt Olive 68.1 91.0 5.2 4.8 74.1 77.3 27.8 44.8 656 7521 Nashua SBS Propco I Boston MA (Mancheste Owned 272 Daniel Webster Highway Nashua NH 3060 45,453 23,611 11,409 R3 TRU EAST Mt Olive 209.1 81.8 7.5 5.0 80.8 69.8 53.2 40.9 657 7527 Leominster SBS Map 2005 Boston MA (Mancheste Lease Searstown Mall, 118 Commercial R Leominster MA 1453 31,215 19,006 7,906 R3 TRU EAST Mt Olive 39.2 38.2 7.9 4.8 105.4 112.3 30.7 42.3 658 7528 Concord SBS Propco I Boston MA (Mancheste Owned 310 Loudon Rd. Concord NH 3301 51,127 17,157 7,848 R3 TRU EAST Mt Olive 39.7 55.7 6.4 16.9 86.0 98.8 42.4 57.0 659 7530 Hyannis SBS Map 2005 Boston MA (Mancheste Lease 1070 Rt. 132, Festival Mall Hyannis MA 2601 46,916 22,052 12,022 R3 TRU EAST Mt Olive 128.0 89.8 4.9 4.8 126.1 115.8 56.2 39.5 660 7534 North Dartmouth SBS Propco II ProvidenceRi-New Bedf GL 492 State Rd., Dartmouth Towne Ct Dartmouth MA 2747 30,625 16,484 7,321 R3 TRU EAST Mt Olive 67.4 54.0 4.9 4.8 85.7 92.6 36.6 23.4 661 7537 Williston SBS Propco I Burlington VT-Plattsbur Lease 244 Retail Way Williston VT 5495 31,000 17,337 7,846 R3 TRU EAST Mt Olive 45.9 34.7 6.4 5.1 91.0 83.2 48.7 27.3 662 7803 Frisco SBS Delaware Dallas-Ft.Worth TX GL 2871 Preston Rd. Frisco TX 75034 50,000 21,901 15,707 R1 TRU WEST Midlothian 55.5 43.3 8.7 4.8 65.7 65.1 34.9 31.2 663 7808 Cedar Hill Plaza SBS Delaware Dallas-Ft.Worth TX Lease 428 E. FM 1382 Cedar Hill TX 75104 34,521 18,792 8,472 R1 TRU WEST Midlothian 28.2 45.8 14.0 11.5 47.9 47.8 45.0 26.4 664 7812 Allen SBS Delaware Dallas-Ft.Worth TX Lease 170 E. Stacy Road Suite 2220 Allen TX 75002 64,028 25,812 23,855 R1 TRU WEST Midlothian 178.1 191.6 7.6 5.0 71.3 61.9 49.0 37.0 665 7813 Irving SBS Delaware Dallas-Ft.Worth TX Lease 7730 N. MacArthur Blvd Irving TX 75063 55,824 21,762 20,712 R1 TRU WEST Midlothian 4.8 12.0 6.2 5.8 85.3 68.5 38.8 24.1 666 7815 Amarillo SBS Propco I Amarillo TX Owned 2403 S. Soncy Road Amarillo TX 79121 45,783 21,874 11,840 R1 TRU WEST Midlothian 6.0 4.3 7.7 16.5 50.0 60.8 60.3 38.4 667 7816 Lubbock SBS Propco I Lubbock TX Owned 6101 Slide Road Lubbock TX 79414 42,500 21,913 11,745 R1 TRU WEST Midlothian 4.1 3.8 8.7 5.8 65.1 69.5 50.6 51.0 668 7819 Midland SBS Propco I Odessa-Midland TX Owned 3109 W. Loop 250 N. Midland TX 79705 45,183 23,815 10,414 R1 TRU WEST Midlothian 6.2 6.0 9.0 5.5 57.8 53.1 42.6 35.7 669 7820 Dallas_North Park SBS Delaware Dallas-Ft.Worth TX Lease 9358 N Central Expy Dallas TX 75231 73,112 32,020 24,000 R1 TRU WEST Midlothian 155.4 155.7 8.2 17.9 88.3 78.3 46.2 43.1 670 7825 Tyler SBS Propco I Tyler-Longview (Lufkin Owned 414 E.S.E. Loop 323 Tyler TX 75701 45,953 22,711 12,126 R1 TRU WEST Midlothian 9.5 8.0 4.9 7.2 66.5 62.1 44.6 33.2 671 7831 Bossier City SBS Propco I Shreveport LA Owned 2918 E. Texas St., Piere-Bossier Mal Bossier City LA 71111 30,000 17,151 7,882 R1 TRU WEST Midlothian 15.3 15.1 9.3 5.9 52.1 52.7 35.9 33.5

**Project Sunrise**

*($ in Thousands)*

| Row # | Store # | Store Name | Chain | Entity | DMA | Lease Type | Address | City | State | Zip | Building Size (SF) | Toy Selling (SF) | JUV Selling (SF) | Region | Primary DC | CAM 2016 | CAM 2017 | Insurance 2016 | Insurance 2017 | Utilities 2016 | Utilities 2017 | R&M 2016 | R&M 2017 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 672 | 8002 | Tukwila | SBS | Delaware | Seattle-Tacoma WA | Lease | 17501 Southcenter Parkway | Seattle | WA | 98188 | 58,860 | 27,879 | 18,211 | R1 TRU WEST | Stockton | 64.5 | 74.2 | 14.4 | 5.2 | 104.1 | 103.8 | 47.6 | 50.6 |
| 673 | 8004 | Jantzen Beach | SBS | Delaware | Portland OR | Lease | 12305 N Starlight Drive | Portland | OR | 97217 | 65,881 | 27,015 | 24,466 | R1 TRU WEST | Stockton | 95.1 | 104.0 | 4.9 | 7.2 | 89.8 | 77.3 | 48.6 | 25.8 |
| 674 | 8010 | Salem | SBS | Propco I | Portland OR | Owned | 1200 Lancaster Drive NE | Salem | OR | 97301 | 46,700 | 22,549 | 12,475 | R1 TRU WEST | Stockton | 15.0 | 17.1 | 6.1 | 8.0 | 69.7 | 70.1 | 25.2 | 33.9 |
| 675 | 8011 | Bellevue | SBS | Delaware | Seattle-Tacoma WA | Lease | 103 110th Avenue NE | Bellevue | WA | 98004 | 45,235 | 22,982 | 12,528 | R1 TRU WEST | Stockton | 4.3 | 12.2 | 11.5 | 5.6 | 75.6 | 68.3 | 34.0 | 36.2 |
| 676 | 8014 | Meridian | SBS | Delaware | Boise ID | Lease | 2070 N Eagle Road | Meridian | ID | 83646 | 49,670 | 22,251 | 16,878 | R1 TRU WEST | Stockton | 40.1 | 60.1 | 6.1 | 5.5 | 49.4 | 55.4 | 42.2 | 37.9 |
| 677 | 8015 | Olympia | SBS | Propco I | Seattle-Tacoma WA | Owned | 1000 Cooper Point Rd. | Olympia | WA | 98502 | 44,000 | 22,016 | 12,394 | R1 TRU WEST | Stockton | 16.8 | 16.4 | 5.5 | 6.6 | 78.3 | 74.1 | 52.6 | 38.6 |
| 678 | 8017 | Anchorage | SBS | Propco I | Anchorage AK | Owned | 8600 King St. | Anchorage | AK | 99515 | 57,457 | 22,750 | 14,343 | R1 TRU WEST | Stockton | 52.0 | 59.1 | 5.4 | 5.6 | 118.9 | 129.7 | 49.9 | 64.3 |
| 679 | 8245 | Thornton | SBS | Delaware | Denver CO | Lease | 16511 N. Washington St. | Thornton | CO | 80023 | 46,683 | 23,873 | 11,377 | R1 TRU WEST | Lee's Summit | 95.6 | 81.4 | 6.4 | 5.2 | 79.8 | 70.2 | 30.3 | 25.5 |
| 680 | 8303 | King of Prussia | SBS | Propco II | Philadelphia PA | Owned | 250 Mall Blvd. | King of Prussia | PA | 19406 | 38,156 | 29,795 | 18,790 | R2 TRU CENTRAL | Frederick | 8.0 | 15.0 | 9.0 | 16.9 | 117.5 | 103.6 | 49.6 | 63.6 |
| 681 | 8305 | Aramingo | SBS | Propco I | Philadelphia PA | Owned | 3401 Aramingo Ave. | Philadelphia | PA | 19134 | 39,954 | 22,127 | 11,100 | R2 TRU CENTRAL | Frederick | 10.3 | 15.5 | 11.4 | 17.9 | 93.0 | 90.6 | 35.3 | 33.4 |
| 682 | 8307 | Cherry Hill | SBS | Propco I | Philadelphia PA | GL | 500 Rt. 38 | Cherry Hill | NJ | 8034 | 50,625 | 24,019 | 13,750 | R3 TRU EAST | Mt Olive | 119.8 | 86.6 | 6.4 | 7.6 | 136.1 | 137.8 | 42.9 | 34.1 |
| 683 | 8310 | York | SBS | Propco II | Harrisburg-Lancaster-Le | Owned | 1410 Kenneth Rd. | York | PA | 17408 | 38,125 | 22,015 | 11,950 | R2 TRU CENTRAL | Frederick | 8.0 | 19.6 | 4.9 | 7.7 | 103.5 | 95.6 | 62.9 | 40.7 |
| 684 | 8312 | Media | SBS | Propco II | Philadelphia PA | Owned | 1154 West Baltimore Pike | Media | PA | 19063 | 43,000 | 22,469 | 11,654 | R2 TRU CENTRAL | Frederick | 15.6 | 15.5 | 8.0 | 21.4 | 73.8 | 65.2 | 39.4 | 36.1 |
| 685 | 8315 | West Harrisburg | SBS | Delaware | Harrisburg-Lancaster-Le | Lease | 6391 Carlisle Pike | Mechanicsburg | PA | 17050 | 46,737 | 23,209 | 13,083 | R2 TRU CENTRAL | Frederick | 60.0 | 66.7 | 4.9 | 3.5 | 80.8 | 74.1 | 45.4 | 40.1 |
| 686 | 8322 | Horsham | SBS | Delaware | Philadelphia PA | Lease | 100 Welsh Road | Horsham | PA | 19044 | 64,815 | 29,613 | 16,351 | R2 TRU CENTRAL | Frederick | 161.1 | 101.6 | 4.9 | 8.0 | 114.8 | 101.7 | 51.4 | 39.1 |
| 687 | 8330 | Vineland | SBS | Delaware | Philadelphia PA | GL | 100 Cumberland Mall, 3849 S. Delsi | Vineland | NJ | 8360 | 30,000 | 16,978 | 7,418 | R2 TRU CENTRAL | Frederick | 8.0 | 7.7 | 5.0 | 4.8 | 81.5 | 76.7 | 48.7 | 33.2 |
| 688 | 8332 | Owings Mills | SBS | Propco I | Baltimore MD | Owned | 10200 Reisterstown Rd. | Ownings Mills | MD | 21117 | 41,451 | 22,888 | 10,893 | R2 TRU CENTRAL | Frederick | 17.0 | 46.3 | 5.9 | 5.0 | 93.2 | 86.8 | 35.9 | 24.1 |
| 689 | 8336 | Annapolis | SBS | Propco II | Baltimore MD | Owned | 2115 West Street | Annapolis | MD | 21401 | 41,329 | 20,199 | 12,909 | R2 TRU CENTRAL | Frederick | 7.0 | 8.5 | 4.9 | 20.5 | 63.5 | 77.5 | 56.2 | 37.8 |
| 690 | 8338 | Charlottesville | SBS | Propco I | Charlottesville VA | Owned | 590 Branchland Ave. | Charlottesville | VA | 22901 | 41,314 | 22,566 | 12,913 | R2 TRU CENTRAL | Frederick | 14.0 | 6.7 | 10.3 | 13.2 | 79.8 | 88.1 | 41.4 | 55.3 |
| 691 | 8342 | Fredericksburg | SBS | Propco II | Washington DC (Hagers | Owned | 3101 Plank Rd. | Fredericksburg | VA | 22404 | 30,000 | 17,179 | 7,851 | R2 TRU CENTRAL | Frederick | 8.6 | 8.1 | 4.9 | 4.8 | 50.0 | 47.6 | 33.3 | 26.4 |
| 692 | 8345 | Hagerstown | SBS | Delaware | Washington DC (Hagers | Lease | 1730 Valley Mall Road | Hagerstown | MD | 21740 | 34,200 | 18,253 | 9,418 | R2 TRU CENTRAL | Frederick | 15.9 | 16.0 | 7.1 | 4.8 | 52.3 | 49.8 | 57.4 | 33.0 |
| 693 | 8348 | Bel Air | SBS | Delaware | Baltimore MD | GL | 660 Market Place Dr. | Bel Air | MD | 21014 | 30,000 | 17,378 | 7,503 | R2 TRU CENTRAL | Frederick | 45.8 | 40.4 | 4.9 | 4.8 | 72.9 | 74.8 | 26.1 | 25.9 |
| 694 | 8353 | Richmond | SBS | Delaware | Richmond-Petersburg V | Lease | 11861 W. Broad Street | Richmond | VA | 23238 | 58,075 | 27,463 | 19,472 | R2 TRU CENTRAL | Frederick | 65.5 | 82.7 | 5.5 | 5.0 | 78.0 | 90.2 | 29.5 | 48.0 |
| 695 | 8357 | Virginia Beach | SBS | Delaware | Norfolk-Portsmouth-Ne | GL | 2701 N.Mall Dr. | Virginia Beach | VA | 23452 | 45,233 | 23,729 | 10,574 | R2 TRU CENTRAL | Frederick | 32.2 | 56.6 | 12.5 | 12.8 | 61.9 | 60.8 | 46.1 | 36.4 |
| 696 | 8358 | Roanoke | SBS | Delaware | Roanoke-Lynchburg VA | GL | 4943 Valley View Blvd. | Roanoke | VA | 24018 | 45,483 | 22,642 | 12,042 | R2 TRU CENTRAL | Frederick | 11.0 | 4.0 | 6.7 | 11.0 | 70.8 | 70.0 | 41.1 | 25.5 |
| 697 | 8363 | Columbia | SBS | Delaware | Baltimore MD | Lease | 6100 DOBBIN ROAD | Columbia | MD | 21045 | 63,062 | 30,054 | 19,208 | R2 TRU CENTRAL | Frederick | 116.8 | 137.2 | 6.5 | 6.5 | 134.7 | 113.8 | 47.0 | 43.9 |
| 698 | 8367 | Parkersburg | SBS | Delaware | Parkersburg WV | Lease | 113 Grand Central Ave. | Vienna | WV | 26105 | 38,000 | 19,365 | 11,238 | R2 TRU CENTRAL | Frederick | 14.8 | 5.0 | 7.6 | 4.8 | 67.6 | 52.1 | 45.8 | 38.0 |
| 699 | 8371 | Johnson City | SBS | Propco II | Tri-Cities TN-VA | Owned | 1910 No. Roan Blvd. | Johnson City | TN | 37601 | 47,000 | 22,945 | 11,902 | R4 BRU WEST | McDonough | 9.2 | 7.1 | 4.6 | 9.6 | 74.9 | 80.4 | 52.9 | 25.4 |
| 700 | 8374 | Fayetteville | SBS | Delaware | Raleigh-Durham (Fayett | Lease | 1736 Skibo Road | Fayetteville | NC | 28303 | 45,176 | 22,011 | 11,737 | R2 TRU CENTRAL | Frederick | 3.1 | 2.9 | 14.1 | 15.4 | 77.5 | 69.6 | 48.2 | 39.5 |
| 701 | 8378 | Greenville | SBS | Propco I | Greenville-New Bern-W | Owned | 228 Southwest Greenville Blvd. | Greenville | NC | 27834 | 45,563 | 22,573 | 12,258 | R2 TRU CENTRAL | Frederick | 5.5 | 4.7 | 5.8 | 0.5 | 85.5 | 73.9 | 45.9 | 60.1 |
| 702 | 8379 | Cary | SBS | Propco II | Raleigh-Durham (Fayett | Owned | 201 Crossroads Blvd. | Cary | NC | 27511 | 45,580 | 21,866 | 12,648 | R2 TRU CENTRAL | Frederick | 35.3 | 35.7 | 6.5 | (7.0) | 57.1 | 51.2 | 39.7 | 31.0 |
| 703 | 8385 | Salisbury | SBS | Propco I | Salisbury MD | Owned | 500 E. Naylor Mill Road | Salisbury | MD | 21804 | 49,000 | 22,374 | 14,118 | R2 TRU CENTRAL | Frederick | 15.4 | 15.7 | 4.9 | 5.0 | 109.9 | 130.9 | 56.5 | 41.4 |
| 704 | 8702 | Royal Palm Beach | SBS | Delaware | West Palm Beach-Fort F | Lease | 450 South SR 7 | Royal Palm Beach | FL | 33414 | 58,341 | 27,571 | 19,291 | R4 BRU WEST | McDonough | 177.7 | 72.6 | 8.2 | 5.6 | 104.0 | 98.9 | 68.4 | 51.5 |
| 705 | 8707 | Miami Int'l Mall | SBS | Delaware/Propco I | Miami-Ft. Lauderdale Fl | Owned/Leased | 1645 N.W. 107th Ave. | Miami | FL | 33172 | 43,183 | 27,044 | 19,623 | R4 BRU WEST | McDonough | 12.3 | 13.2 | 4.9 | 23.1 | 110.7 | 110.1 | 52.0 | 57.1 |
| 706 | 8708 | Cutler Ridge | SBS | Propco I | Miami-Ft. Lauderdale Fl | Owned | 19525 So. Dixie Highway | Cutler Ridge | FL | 33157 | 39,548 | 20,625 | 9,529 | R4 BRU WEST | McDonough | 6.0 | 4.8 | 6.5 | 27.8 | 70.6 | 66.5 | 55.6 | 34.6 |
| 707 | 8718 | Daytona Beach | SBS | Propco I | Orlando-Daytona Beach | Owned | 2455 International Speedway Blvd. | Daytona Beach | FL | 32114 | 46,700 | 22,341 | 12,049 | R4 BRU WEST | McDonough | 38.2 | 30.9 | 18.3 | 18.5 | 86.0 | 86.2 | 38.4 | 43.6 |
| 708 | 8720 | Hatillo | SBS | Delaware | San Juan, PR | GL | Carretera #2-KM 81.9 | Hatillo | PR | 659 | 44,594 | 22,597 | 12,007 | R4 BRU WEST | McDonough | 21.8 | 15.1 | 78.6 | 19.6 | 214.8 | 224.3 | 73.6 | 63.2 |
| 709 | 8722 | Plaza Las Americas | SBS | Delaware | San Juan, PR | GL | Calaf Street 555, Plaza Las Americar | Hato Rey | PR | 918 | 62,173 | 22,236 | 13,460 | R4 BRU WEST | McDonough | 13.3 | 14.0 | 16.1 | 30.5 | 321.0 | 345.6 | 75.0 | 69.2 |
| 710 | 8723 | Carolina | SBS | Delaware | Carlina, PR | Lease | State Rd. 886, Barrio San Anton | Carolina | PR | 987 | 45,000 | 22,796 | 10,744 | R4 BRU WEST | McDonough | 15.2 | 15.0 | 45.7 | 7.4 | 202.8 | 224.1 | 60.2 | 54.9 |
| 711 | 8725 | Waterford Lakes | SBS | Delaware | Orlando-Daytona Beach | Lease | 1250 ALAFAYA TRAIL | ORLANDO | FL | 32828 | 58,907 | 27,615 | 19,229 | R4 BRU WEST | McDonough | 42.0 | 87.0 | 4.7 | 8.3 | 86.7 | 101.1 | 54.3 | 47.0 |
| 712 | 8727 | Wesley Chapel | SBS | Delaware | Tampa-St.Petersburg (S | Lease | 6105 Wesley Grove Blvd. | Wesley Chapel | FL | 33543 | 64,000 | 26,720 | 24,330 | R4 BRU WEST | McDonough | 98.6 | 89.8 | 5.2 | 5.1 | 115.0 | 92.9 | 60.4 | 64.6 |
| 713 | 8729 | Jacksonville | SBS | Delaware | Jacksonville FL | Lease | 4875Town Center Pkway | Jacksonville | FL | 32246 | 74,018 | 28,744 | 29,553 | R4 BRU WEST | McDonough | 350.9 | 291.0 | 71.1 | 61.0 | 160.6 | 147.8 | 62.3 | 47.1 |
| 714 | 8730 | Tallahassee | SBS | Propco I | Tallahassee FL-Thomas | GL | 1625 Apalachee Pkwy. | Tallahassee | FL | 32301 | 46,000 | 22,466 | 10,782 | R4 BRU WEST | McDonough | 9.1 | 7.0 | (0.1) | 10.0 | 94.4 | 106.4 | 54.0 | 86.4 |
| 715 | 8751 | Millenia | SBS | Delaware | Orlando-Daytona Beach | Lease | 4607 Millenia Plaza Way | Orlando | FL | 32839 | 62,039 | 28,779 | 18,129 | R4 BRU WEST | McDonough | 2.6 | 40.9 | 6.3 | 10.4 | 102.1 | 78.8 | 39.7 | 44.0 |
| 716 | 8754 | Savannah | SBS | Propco I | Savannah GA | Owned | 7400 Abercorn St. | Savannah | GA | 31406 | 45,176 | 20,681 | 12,868 | R4 BRU WEST | McDonough | 36.8 | 37.0 | 7.7 | 8.5 | 89.4 | 80.7 | 52.7 | 35.2 |
| 717 | 8803 | McDonough | SBS | Delaware | Atlanta GA | Lease | 209 South Point Blvd | McDonough | GA | 30252 | 57,847 | 27,577 | 19,324 | R4 BRU WEST | McDonough | 49.4 | 38.1 | 14.6 | 16.0 | 72.6 | 71.9 | 28.4 | 32.6 |
| 718 | 8805 | Smyrna | SBS | Delaware | Atlanta GA | Lease | 2955 COBB PARKWAY | ATLANTA | GA | 30339 | 58,907 | 28,839 | 17,964 | R4 BRU WEST | McDonough | 109.6 | 96.9 | 6.1 | 4.8 | 113.3 | 118.2 | 45.1 | 25.3 |
| 719 | 8809 | Huntsville | SBS | Delaware | Huntsville-Decatur (Flor | Lease | 6884 GOVERNORS WEST | HUNTSVILLE | AL | 35806 | 58,830 | 29,405 | 17,272 | R4 BRU WEST | McDonough | 176.0 | 72.9 | 5.0 | 4.3 | 114.9 | 114.1 | 44.1 | 31.0 |
| 720 | 8818 | Columbus | SBS | Delaware | Columbus GA | GL | 5555 Whittlesey Blvd. | Columbus, | GA | 31907 | 50,000 | 22,576 | 13,231 | R4 BRU WEST | McDonough | 70.5 | 34.1 | 5.1 | 5.0 | 98.8 | 86.9 | 43.7 | 31.5 |
| 721 | 8819 | Pensacola | SBS | Delaware | Mobile AL-Pensacola (Ft | Lease | 7171 North Davis Highway | Pensacola | FL | 32504 | 46,829 | 21,977 | 13,797 | R4 BRU WEST | McDonough | 121.1 | 102.8 | 4.9 | 5.0 | 85.1 | 87.3 | 35.2 | 34.5 |
| 722 | 8820 | Fayetteville | SBS | Propco I | Atlanta GA | GL | 132 Pavilion Parkway | Fayetteville | GA | 30214 | 49,000 | 23,769 | 12,595 | R4 BRU WEST | McDonough | 29.1 | 27.3 | 4.9 | 4.9 | 68.2 | 77.1 | 31.2 | 25.7 |
| 723 | 8822 | Greenville | SBS | Delaware | Greenville-Spartanburg | Lease | 1025 Woodruff Road | Greenville | SC | 29607 | 58,907 | 25,716 | 20,962 | R4 BRU WEST | McDonough | 12.3 | 9.9 | 4.9 | 4.8 | 81.0 | 80.7 | 45.2 | 36.9 |
| 724 | 8823 | Spartanburg | SBS | Delaware | Greenville-Spartanburg | Lease | 15088 W.O. Ezell Blvd. | Spartanburg | SC | 29301 | 45,627 | 23,808 | 10,326 | R4 BRU WEST | McDonough | 22.0 | 49.1 | 14.5 | 8.0 | 61.8 | 59.6 | 47.3 | 29.9 |
| 725 | 8831 | Hoover | SBS | Propco II | Birmingham (Anniston / | Owned | 1715 Montgomery Highway | Hoover | AL | 35226 | 45,653 | 21,721 | 12,604 | R4 BRU WEST | McDonough | 54.7 | 50.3 | 5.0 | 6.3 | 101.2 | 99.8 | 41.7 | 47.0 |
| 726 | 8832 | Clarksville | SBS | Propco I | Nashville TN | GL | 2821 Guthrie Highway | Clarksville | TN | 37040 | 45,453 | 22,858 | 12,399 | R4 BRU WEST | McDonough | 18.4 | 18.1 | 4.9 | 10.5 | 79.2 | 83.3 | 38.3 | 34.3 |
| 727 | 8834 | Gastonia | SBS | Delaware | Charlotte NC | Lease | 2830 East Franklin Boulevard | Gastonia | NC | 28054 | 56,099 | 23,171 | 17,539 | R4 BRU WEST | McDonough | (63.8) | 7.1 | 5.5 | 5.4 | 107.6 | 109.9 | 37.2 | 24.0 |
| 728 | 8838 | Dothan | SBS | Propco I | Dothan AL | GL | 201 Buyers Drive | Dothan | AL | 36303 | 45,451 | 21,743 | 13,227 | R4 BRU WEST | McDonough | 4.8 | 7.8 | 6.4 | 8.9 | 84.2 | 89.9 | 50.3 | 52.6 |
| 729 | 8850 | Tupelo | SBS | Propco I | Columbus-Tupelo-West | Owned | 969 Barnes Crossing Rd. | Tupelo | MS | 38804 | 30,000 | 17,614 | 7,368 | R4 BRU WEST | McDonough | 6.8 | 6.0 | 5.1 | 9.9 | 80.2 | 70.2 | 28.2 | 31.5 |
| 730 | 8867 | Germantown | SBS | Propco II | Memphis TN | Owned | 8060 Giacosa Pl. | Memphis | TN | 38133 | 45,000 | 21,006 | 13,272 | R4 BRU WEST | McDonough | 34.3 | 26.8 | 7.1 | 6.7 | 88.5 | 91.2 | 32.3 | 39.4 |
| 731 | 8870 | Mall of Georgia | SBS | Delaware | Atlanta GA | Lease | 3480 Financial Center Way | Buford | GA | 30519 | 70,000 | 28,632 | 22,938 | R4 BRU WEST | McDonough | 61.6 | 60.1 | 10.7 | 14.2 | 119.9 | 104.8 | 58.2 | 71.9 |
| 732 | 8872 | Murfreesboro | SBS | Propco I | Nashville TN | Owned | 2075 Old Fort Parkway | Murfreesboro | TN | 37129 | 30,000 | 17,986 | 7,553 | R4 BRU WEST | McDonough | 22.3 | (54.6) | 4.9 | 6.7 | 66.8 | 69.1 | 54.7 | 25.9 |

Project Sunrise ($ in Thousands) Lease Building Toy JUV Primary CAM CAM Insurance Insurance Utilities Utilities R&M R&M Row # Store # Store Name Chain Entity DMA Type Address City State Zip Size (SF) Selling (SF) Selling (SF) Region DC 2016 2017 2016 2017 2016 2017 2016 2017 733 8889 North Raleigh SBS Delaware Raleigh-Durham (Fayett Lease 7810 Poyner Pond Circle Raleigh NC 27616 59,929 27,753 19,535 R2 TRU CENTRAL Frederick 54.1 78.0 7.0 5.4 80.9 72.5 46.5 63.7 734 8911 Polaris SBS Delaware Columbus OH Lease 1400 Gemini Place Rd. Columbus OH 43240 64,028 25,809 25,003 R2 TRU CENTRAL Frederick 54.7 55.3 9.4 4.8 120.6 122.3 54.0 46.3 735 8917 Lexington SBS Propco I Lexington KY Lease 3220 Nicholsville Rd. Lexington KY 40503 41,900 21,896 10,223 R4 BRU WEST McDonough 79.6 52.8 5.2 5.0 80.1 83.0 44.4 35.9 736 8919 Lima SBS Propco I Lima OH Lease 2292 Elida Road Lima OH 45805 46,020 21,772 11,476 R2 TRU CENTRAL Joliet 12.3 4.0 4.9 4.8 97.8 94.9 45.9 44.1 737 8923 Bowling Green SBS Propco I Bowling Green KY Owned 3000 Scottsville Rd. Bowling Green KY 42101 45,000 22,158 12,325 R4 BRU WEST McDonough 12.2 3.9 5.8 33.3 75.7 74.5 34.6 32.7 738 8925 Terre Haute SBS Propco I Terre Haute IN Owned 50 W. Honeycreek Pkwy. Terre Haute IN 47802 46,213 22,325 12,907 R1 TRU WEST Lee’s Summit 5.6 5.9 (0.6) 4.8 71.0 72.9 31.5 35.6 739 8928 Paducah SBS Delaware Paducah KY-Cape Girard Lease 3411 James Sanders Blvd. Paducah KY 42001 29,398 16,427 7,675 R1 TRU WEST Lee’s Summit 70.8 80.7 6.4 5.2 99.0 86.0 37.5 36.7 740 8930 Kenwood SBS Propco I Cincinnati OH Lease 7800 Montgomery Road Cincinnati OH 45236 46,000 22,150 11,415 R2 TRU CENTRAL Joliet 78.3 132.9 4.9 10.4 75.0 76.1 36.9 29.9 741 8931 Beavercreek SBS Delaware Dayton OH Lease 2500 N. Fairfield Rd. Beavercreek OH 45431 49,000 23,230 13,743 R2 TRU CENTRAL Frederick 60.9 36.6 4.7 4.8 70.1 63.0 30.0 35.0 742 8933 Charleston SBS Propco I Charleston-Huntington GL 2846 Mountaineer Blvd. Charleston WV 25309 30,000 16,947 7,527 R2 TRU CENTRAL Frederick 63.5 58.9 7.9 4.8 61.2 60.0 42.8 35.3 743 9007 Southlake SBS Delaware Dallas-Ft.Worth TX Lease 250 N. Kimball Avenue Southlake TX 76092 33,812 18,206 8,050 R1 TRU WEST Midlothian 34.8 32.0 12.2 0.6 60.1 54.2 45.5 34.8 744 9008 Northborough SBS Delaware Boston MA (Mancheste Lease 6110 Shops Way Northborough MA 01532 59,200 29,455 17,293 R3 TRU EAST Mt Olive 296.0 82.6 4.9 5.1 128.1 134.1 35.7 32.5 745 9009 Birmingham SBS Delaware Birmingham (Anniston & Lease 335 SUMMIT BOULEVARD BIRMINGHAM AL 35243 56,737 26,172 18,699 R4 BRU WEST McDonough 123.1 121.2 18.3 14.9 102.4 95.2 58.5 40.0 746 9062 Rossmoor, CA SBS Delaware Los Angeles CA GL 12347 Seal Beach Boulevard Seal Beach CA 90740 47,000 23,780 13,221 R1 TRU WEST Rialto 88.3 138.0 4.9 4.8 101.8 87.4 39.2 21.9 747 9063 Vallejo, CA SBS Delaware San Francisco-Oakland- Lease 105 Plaza Drive Vallejo CA 94590 44,902 22,053 12,308 R1 TRU WEST Stockton 88.5 83.4 6.3 8.8 115.3 114.4 30.8 30.0 748 9203 Akron/Chapel Hill SBS Propco II Cleveland-Akron (Canto Owned 590 Howe Ave. Cuyahoga Falls OH 44221 40,763 22,486 11,848 R2 TRU CENTRAL Frederick 20.9 23.0 4.9 4.8 95.8 89.7 47.9 28.0 749 9204 Mayfield SBS Map 2005 Cleveland-Akron (Canto GL 1385 SOM Center Road Mayfield Heights OH 44124 47,559 22,786 14,066 R2 TRU CENTRAL Frederick 98.1 78.6 5.4 5.0 88.7 81.7 43.5 27.2 750 9205 Parma SBS Map 2005 Cleveland-Akron (Canto Lease 8515 Day Drive Parma OH 44129 45,865 23,665 11,956 R2 TRU CENTRAL Frederick 27.6 21.6 4.9 4.3 89.0 77.8 70.9 37.9 751 9214 West Mifflin SBS Propco I Pittsburgh PA GL 275 Clairton Blvd. West Mifflin PA 15122 46,700 22,587 11,621 R2 TRU CENTRAL Frederick 17.6 14.1 4.9 6.6 70.5 63.6 46.3 40.9 752 9223 Amherst SBS Delaware Buffalo NY GL 3030 Sheridan Dr. Amherst NY 14226 46,717 22,777 12,503 R3 TRU EAST Mt Olive 61.8 102.5 16.2 22.8 76.8 70.3 28.7 36.6 753 9226 Hamburg SBS Propco I Buffalo NY Owned 3464 McKinley Pkwy. Blasdell NY 14219 41,484 22,151 12,073 R3 TRU EAST Mt Olive 25.5 37.1 4.9 7.7 84.8 81.9 41.1 67.5 754 9232 Montrose SBS Propco II Cleveland-Akron (Canto GL 52 Rothrock Road Copley OH 44321 30,000 17,143 7,319 R2 TRU CENTRAL Frederick 23.1 25.2 4.9 7.6 65.2 64.2 50.3 23.7 755 9504 Topeka SBS Delaware Topeka KS GL 2190 Wanamaker Rd. Topeka KS 66614 45,780 20,805 13,373 R1 TRU WEST Lee’s Summit 39.6 41.0 5.2 4.8 90.7 88.9 37.3 26.8 756 9512 Springfield SBS Delaware Springfield MO GL 1425 E. Battlefield Springfield MO 65804 46,000 23,654 10,609 R1 TRU WEST Lee’s Summit 18.8 42.6 10.5 17.3 58.3 54.5 32.4 28.1 757 9514 E. Wichita SBS Propco I Wichita-Hutchinson KS Owned 8011 E. Kellogg Wichita KS 67207 45,453 23,780 11,562 R1 TRU WEST Lee’s Summit 61.0 37.1 6.7 5.5 88.0 64.1 33.8 31.9 758 9518 Joplin SBS Propco I Joplin MO-Pittsburg KS Owned 630 S. Rangeline Joplin MO 64802 45,453 21,785 13,160 R1 TRU WEST Lee’s Summit 13.6 37.0 6.7 0.9 92.2 83.4 (24.2) (43.7) 759 9528 Aurora SBS Delaware Denver CO GL 1150 S. Ironton Aurora CO 80012 46,936 21,960 13,700 R1 TRU WEST Lee’s Summit 67.4 83.7 7.2 6.9 46.3 49.2 25.9 21.2 760 9533 Fort Collins SBS Delaware Denver CO Lease 4250 Corbett Drive Fort Collins CO 80525 64,991 25,691 25,108 R1 TRU WEST Lee’s Summit 125.4 120.8 6.2 10.8 81.8 78.2 40.0 32.0 761 9537 Sioux Falls SBS Delaware Sioux Falls (Mitchell) SD GL 4401 W. Empire Sioux Falls SD 57701 30,514 16,705 7,847 R1 TRU WEST Lee’s Summit 19.7 18.4 6.1 6.0 61.4 57.2 30.2 25.5 762 9549 Ingram SBS Delaware San Antonio TX Lease 8327 Hwy 151 San Antonio TX 78245 42,296 22,589 17,013 R1 TRU WEST Midlothian 24.6 15.5 6.2 3.9 117.2 94.8 64.0 68.7 763 9561 Dallas Galleria SBS Delaware Dallas-Ft.Worth TX Lease 13710 Dallas Parkway Dallas TX 75240 38,963 19,955 12,055 R1 TRU WEST Midlothian 72.3 74.8 12.2 12.7 50.9 49.6 77.4 57.9 764 9591 Jacksonville SBS Propco I Greenville-New Bern-W Owned 1370 Western Blvd. Jacksonville NC 28546 42,850 19,603 12,794 R2 TRU CENTRAL Frederick 4.6 3.2 5.6 11.2 75.2 67.9 40.4 52.1 765 6378 COMMACK SBS Propco I New York NY Lease 108 Veterans Memorial Highway Commack NY 11725 63,296 27,676 19,853 R3 TRU EAST Mt Olive 157.0 99.4 7.2 6.5 174.1 182.9 51.7 52.2 766 6554 EMERYVILLE SBS Delaware San Francisco-Oakland- Owned 3938 Horton Emeryville CA 94608 46,090 19,099 15,297 R1 TRU WEST Stockton 80.0 85.2 5.4 10.7 99.8 109.8 41.5 64.3 767 6559 TOWSON SBS Propco I Baltimore MD Lease 1238 Putty Hill Avenue Towson MD 21286 47,761 21,640 15,249 R2 TRU CENTRAL Frederick 56.4 45.7 20.5 (10.8) 80.7 66.4 27.9 27.8 768 6560 BETHEL PARK SBS Map 2005 Pittsburgh PA Lease 4000 Oxford Drive Bethel Park PA 15102 46,620 22,823 11,463 R2 TRU CENTRAL Frederick 92.0 97.4 5.1 5.3 77.8 70.2 35.2 30.7 769 7047 Austin, TX SBS Delaware Austin TX Lease 9333 Research Blvd Austin TX 78759 55,000 25,572 19,109 R1 TRU WEST Midlothian 123.4 193.2 5.4 9.9 112.2 104.5 73.7 51.9 770 9545 LITTLETON SBS Delaware Denver CO Lease 5142 S. Wadsworth Blvd Littleton CO 80123 42,296 21,568 12,284 R1 TRU WEST Lee’s Summit 62.7 41.0 15.8 25.6 61.4 53.6 34.5 26.1 771 9576 MAPLE GROVE SBS Propco I Minneapolis-St. Paul M GL 12750 Elm Creek Blvd. North Maple Grove MN 55369 36,826 13,551 16,078 R1 TRU WEST Lee’s Summit 36.4 38.7 28.3 7.1 63.4 59.0 38.6 19.3 772 5654 Montebello SBS Delaware Los Angeles CA GL 1445 Montebello Blvd. Montebello CA 90640 46,270 25,226 9,310 R1 TRU WEST Rialto 67.8 54.0 6.2 6.8 105.7 95.0 50.9 53.0 773 5659 Mission Viejo SBS Propco II Los Angeles CA Owned 25362 El Paseo Road Mission Viejo CA 92691 44,904 27,533 7,377 R1 TRU WEST Rialto 60.2 71.6 16.1 5.9 136.7 119.2 43.3 28.8 774 5666 Valencia SBS Propco I Los Angeles CA GL 25510 The Old Road Newhall CA 91381 45,000 24,743 10,096 R1 TRU WEST Rialto 42.0 78.6 5.9 5.2 88.3 79.5 40.5 40.6 775 5829 San Rafael SBS Propco I San Francisco-Oakland- GL 600 Francisco Blvd. San Rafael CA 94901 45,767 27,141 8,630 R1 TRU WEST Stockton 63.3 66.3 4.9 5.7 74.8 79.2 36.1 32.9 776 5845 San Mateo SBS Propco I San Francisco-Oakland- Owned 2270 Bridgepoint Pkw. San Mateo CA 94404 48,000 28,559 7,603 R1 TRU WEST Stockton 58.0 64.8 5.8 4.8 99.0 100.0 45.1 32.4 777 6009 Schaumburg SBS Propco I Chicago IL Lease 1111 E. Golf Rd. Schaumburg IL 60173 47,215 23,572 9,264 R2 TRU CENTRAL Joliet 22.8 20.5 8.3 8.6 56.6 49.0 34.3 28.6 778 6010 Downers Grove SBS Propco I Chicago IL Lease 1434 Butterfield Rd. Downers Grove IL 60515 41,336 21,230 8,560 R2 TRU CENTRAL Joliet 13.4 5.7 5.2 5.0 67.3 60.6 51.7 54.9 779 6020 Bloomingdale SBS Propco II Chicago IL Owned 404 W. Army Trail Rd. Bloomingdale IL 60108 44,081 23,338 9,752 R2 TRU CENTRAL Joliet 24.2 21.9 11.1 7.7 67.0 54.9 37.0 44.6 780 6037 Brookfield SBS Propco II Milwaukee WI Owned 355 S. Moorland Rd. Brookfield WI 53005 41,886 24,958 8,747 R2 TRU CENTRAL Joliet 32.8 30.3 167.9 (20.8) 89.5 80.6 35.0 44.7 781 6070 Grand Rapids SBS Propco I Grand Rapids-Kalamazo Lease 3445-28th St. SE Grand Rapids MI 49512 43,000 24,123 9,229 R2 TRU CENTRAL Joliet 21.5 21.6 4.9 5.0 69.5 66.7 50.1 39.2 782 6333 Middle Village SBS Delaware New York NY Lease 66 Metropolitan Ave. Queens NY 11379 45,343 24,155 8,541 R3 TRU EAST Mt Olive 475.1 284.8 16.3 12.6 189.2 126.1 70.8 112.0 783 6338 Long Island City SBS Delaware New York NY GL 3540—48th St. Long Island City NY 11101 39,000 23,368 9,146 R3 TRU EAST Mt Olive 157.7 132.3 13.6 3.8 119.6 93.0 63.1 77.2 784 6350 Holbrook SBS Delaware New York NY Lease 5801 Sunrise Hwy. Holbrook NY 11741 34,265 29,599 9,504 R3 TRU EAST Mt Olive 94.3 98.9 13.6 26.4 147.2 167.9 46.5 53.8 785 7504 Auburn SBS Map 2005 Boston MA (Mancheste Lease 416 Southbridge St. Auburn MA 1501 43,000 26,804 7,760 R3 TRU EAST Mt Olive 24.2 30.2 7.7 4.8 146.9 151.8 53.1 67.2 786 8356 Kingstowne SBS Propco I Washington DC (Hagers GL 6001 Kingstowne Village Pkwy. Alexandria VA 22315 50,000 28,623 9,222 R2 TRU CENTRAL Frederick 77.1 89.2 10.7 5.4 71.0 61.7 30.6 47.5 787 8703 Dadeland SBS Propco II Miami-Ft. Lauderdale FL Owned 8325 South Dixie Highway Miami FL 33143 42,034 25,549 8,097 R4 BRU WEST McDonough 17.7 16.0 10.3 26.1 90.5 95.1 48.1 42.0 788 8726 Florida Mall SBS Propco II Orlando-Daytona Beach Owned 1631 Florida Mall Ave. Orlando FL 32809 40,763 28,087 7,489 R4 BRU WEST McDonough 13.0 12.4 4.9 14.2 91.0 75.6 50.9 60.4 789 8902 Castleton SBS Propco II Indianapolis IN Owned 8250 Castleton Corner Indianapolis IN 46250 39,323 25,464 8,376 R2 TRU CENTRAL Joliet 15.5 12.2 4.9 5.1 62.3 63.3 36.3 30.3 790 9263 Madison Heights SBS Propco II Detroit MI Owned 32700 John R. Rd. Madison Heights MI 48071 42,724 25,830 9,830 R2 TRU CENTRAL Joliet 53.2 36.6 5.1 4.8 96.1 80.4 70.0 43.5 791 7543 Kissimmee TRU Delaware Orlando-Daytona Beach Lease 3124 North John Young Pky Kissimmee FL 34741 35,000 25,483 236 R4 BRU WEST McDonough—15.2—2.1 ——2.9

Select FY’17 Financial Results (as of week 53)

($ in thousands)

	YTD Sales	YTD Unassisted Selling Margin
Total U.S. Comp Store Sales	$6,443,303	NA
Brick & Mortar	6,497,157	1,874,430
Dotcom	1,101,446	243,700

Note: For period ending 2/3/2018.

Private Label Sales by Geography

($ in millions)

Privale Label Sales by Region

	Sales
Country/Region	2015	2016	2017
United States	$934.4	$855.1	$782.1
UK	$109.9	$95.3	$73.7
Central Europe	92.2	82.0	78.3
France	53.2	50.1	46.3
Iberia	47.0	41.8	38.8
Canada	83.7	79.9	84.5
Australia	30.5	31.5	33.2
Japan	146.2	149.9	153.0
SE Asia JV (Excl. China)	29.6	29.4	33.3
SE Asia JV—China	7.3	10.6	17.0
Poland	4.0	4.5	5.4

International	$604	$575	$563

International Ex. Canada / UK	410	400	405

Global	$1,538	$1,430	$1,346

PRIVILEGED AND CONFIDENTIAL

Toys “R” US Canada

Unaudited Condensed Statement of Operations

in CAD thousands

P9-11 Total
Net sales	405,527
Cost of sales	285,826

Gross margin	119,700

Selling, general and administrative expenses	86,531
Depreciation and amortization	4,418
Other income, net	7,776

Total operating expenses	98,725

Operating earnings / (loss)	20,975
Interest expense	17,842
Interest income	—
Reorganization items, net	—

Earnings / (Loss) before income taxes	3,133
Income tax expense / (benefit)	2,161

Net Earnings / (Loss)	972

Toys “R” US Canada

Unaudited Condensed Balance Sheet

in CAD thousands

	Period 9 FY 2017 10/28/2017	Period 10 FY 2017 11/25/2017	Period 11 FY 2017 12/23/2017
ASSETS
Current Assets:
Cash and cash equivalents	32,225	31,492	123,588
Accounts and other receivables	14,334	33,311	26,934
Merchandise inventories	311,183	288,063	223,830
Prepaid expenses and other current assets	15,278	3,008	5,953

Total current assets	373,021	355,875	380,304
Property and equipment, net	210,831	211,146	211,076
Deferred tax assets	—	—	—
Restricted cash	—	—	—
Other assets	5,697	5,643	5,789

Total Assets	589,549	572,663	597,169

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities:
Accounts payable	83,161	62,270	65,797
Accrued expenses and other current liabilities	(47,566)	(47,999)	(26,777)
Income taxes payable	11,620	12,180	12,180
Current portion of long-term debt	—	—	—

Total current liabilities	47,215	26,451	51,200
Long-term debt (Debtor-in-possession financing)	270,074	269,148	240,461
Deferred tax liabilities	—	—	—
Deferred rent liabilities	78,259	78,273	78,288
Other non-current liabilities	19,766	24,874	24,874
Liabilities subject to compromise	95,199	95,052	100,748
Total stockholders’ equity	79,037	78,866	101,599

Total Liabilities and Stockholders’ Deficit	589,549	572,663	597,169

Toys “R” US Canada

Unaudited Condensed Statement of Cash Flows

in CAD thousands

P9-11 Total
CASH FLOW FROM OPERATING ACTIVITIES
Net income	972
Change in working capital	105,944

Cash flow from operating activities	106,916
CASH FLOW FROM INVESTING ACTIVITIES
Capital expenditures	(4,383)

Cash Flow From Investing Activities	(4,383)
CASH FLOW FROM FINANCING ACTIVITIES
Intercompany activity	9,570
Long-term debt	12,176
Revolver draw / (paydown)	(95,000)
Other	(28)

(73,282)
Change in cash	29,252
Cash Balance, opening	94,336

Cash Balance, closing	123,588

To be read in conjunction with the attached Notes and Summary of Assumptions

TRU Canada Merchandise AP & Expense AP Summary

Per TRU @ March 2, 2018

Merchandise AP	CAD $
Post-filing (including unbooked)	33,611,814
Pre-filing	63,202,534

Grand Total	96,814,348

Per TRU @ Jan 25, 2018

Merchandise AP	CAD $
Post-filing	13,772,574
Pre-filing	4,305,698

Grand Total	18,078,272

Toys “R” Us

Inventory & Payables Roll-Forward: U.S. Only

($ in MMs)

Retail Week:	Feb Wk 4	Mar Wk 1	Mar Wk 2	Mar Wk 3	Mar Wk 4	Apr Wk 1	Apr Wk 2	Apr Wk 3
Week Ending:	3/3/18	3/10/18	3/17/18	3/24/18	3/31/18	4/7/18	4/14/18	4/21/18	Total
Inventory Roll-Forward
Beginning Inventory	$1,367.0	$1,353.6	$1,344.2	$1,320.1	$1,280.5	$1,233.9	$1,186.8	$1,126.3	$1,367.0
Ongoing Sales	(59.1)	(65.0)	(58.5)	(62.7)	(59.3)	(47.6)	(52.4)	(25.3)	(430.0)
Store Closing Sales (1)	(27.6)	(29.0)	(24.8)	(23.3)	(18.3)	(29.1)	(29.5)	(44.1)	(225.7)
Purchases	73.3	84.6	59.2	46.4	30.9	29.7	21.5	23.2	368.9

Ending Inventory	$1,353.6	$1,344.2	$1,320.1	$1,280.5	$1,233.9	$1,186.8	$1,126.3	$1,080.2	$1,080.2
Trade Payables Roll-Forward (2)
Beginning Balance	$441.2	$464.2	$475.9	$465.1	$444.4	$430.2	$383.3	$343.2	$441.2
Purchases	73.3	84.6	59.2	46.4	30.9	29.7	21.5	23.2	368.9
Payments	(50.3)	(72.8)	(70.0)	(67.2)	(45.1)	(76.6)	(61.6)	(45.9)	(489.6)

Ending Balance	$464.2	$475.9	$465.1	$444.4	$430.2	$383.3	$343.2	$320.5	$320.5

Notes

(1)	Includes wave 1 and 2 of store closures
(2)	Beginning balance is taken from the Company’s payables sub ledger; includes unbooked; net of allowances. This may not tie to the final reported amount

Project Sunrise

FY18 - FY19 US Financial Projections

As of February 28, 2018

This reporting package (“Report”) has been prepared solely for use by TOYS “R” US, INC. (“Company”) based on instructions given by the Company to Alvarez & Marsal North America, LLC (“A&M”).

This Report and the information contained herein (the “Information”) is confidential. This Report and the Information may not be reproduced, distributed or referenced without the prior written consent of A&M and the Company. A&M assumes no duties or obligations to any recipient of this Report by virtue of their access hereto save as set forth in a separate written agreement between A&M and such recipient. By accepting a copy of this Report, any recipient agrees to keep all information contained herein confidential in accordance with the terms of the applicable confidentiality agreement with the Company and/or its subsidiaries.

The limiting conditions, assumptions and disclaimers set forth herein are an integral part of this Report, must be reviewed in conjunction herewith, and may not be modified or distributed separately.

Limitations of Report

The information contained herein reflects and/or is based upon financial and other information provided to A&M by the Company, including management, staff, contract staff and advisors of the Company, as well as other sources. A&M has relied upon, and assumed, without independent verification, the accuracy and completeness of such information, and neither A&M nor the Company (or any of its subsidiaries) makes any representation or warranty as to the accuracy or completeness of, and otherwise assumes no liability with respect to, the information reflected herein or upon which the information contained herein is based. A&M is not responsible to any party, in any way, for any analysis contained in this report or for the future financial or operational performance of any recipient or any affiliated company.

In the event this Report contains or involves prospective financial or forward-looking information, this information was prepared by the Company’s management and our work did not constitute an examination, compilation or agreed-upon procedures in accordance with standards established by the American Institute of Certified Public Accountants, and A&M expresses no assurance of any kind on such information. Further, the work involved did not include a detailed review of any transactions, and cannot be expected to identify errors, irregularities or illegal acts, including fraud or defalcations that may exist. Accordingly, A&M cannot and does not express an opinion or any other form of assurance on, and assumed no responsibility for, the accuracy or correctness of the historical information or the completeness and achievability of the projected financial data, information and assessments upon which the Report is presented. A&M has no responsibility to update this report for events or circumstances occurring after the date of this Report.

Further, any references to estimated ranges of collateral values or cash flow recoveries included in this Report are not valuations of any kind. Rather, estimates included herein are based upon the limited financial information as provided by the Company, available public market information and various assumptions and are provided for informational purposes only. There will be differences between estimated and actual results, because events and circumstances frequently do not occur as expected, and those differences may be material. Accordingly, no representation or warranty is made as to, and A&M takes no responsibility for, the achievability of the expected results anticipated by Management or otherwise described in this Report. Accordingly, A&M is not responsible to any party, in any way, for the future financial or operational performance of any recipient of the Report or any affiliated company.

This Report may be subject to further work, revision and other factors which may mean that such prior versions are substantially different from any final report or advice issued. A&M does not undertake any obligation to update or provide to any party any revisions to the Information to reflect events, circumstances or changes in expectations after the date such Information was derived, developed, reviewed or created by A&M.

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No Third Party Reliance

This Report and any related advice or Information is provided solely for the use and benefit of the Company and only in connection with the purpose in respect of which the services are provided. In no event, regardless of whether consent has been provided, shall A&M assume any responsibility, liability or duty of care to any person or entity other than the Company (“Third Party”) to which any Information is disclosed or otherwise made available. This Report does not necessarily take account of those matters or issues which might be of relevance to any Third Party, A&M has not considered any such matters or issues, and any Third Party is responsible for conducting its own investigation with respect to the Information and any related transactions or activities. A&M makes no representations or warranties, express or implied, to any Third Party on which any such party may rely with respect to the Information, including without limitation, as to accuracy or completeness, the inclusion or omission of any facts or information, or as to its suitability, sufficiency or appropriateness for the purposes of any such party.

A&M and certain of its affiliates make up a part of a global consulting firm, however, this Report is solely a product of A&M and not of any affiliate of A&M (notwithstanding any such affiliates’ involvement in the matters relating hereto). No A&M affiliate, nor their respective partners, principals or employees who may be involved in this matter will have any liability in connection with this Report or the matters related hereto.

This Report includes certain statements, estimates and projections with respect to the projected future performance of the Company and its subsidiaries. These statements, estimates and projections reflect various assumptions concerning the Company’s past, present and future results and are subject to significant business, economic and competitive risks, uncertainties and contingencies, many of which are beyond the control of the Company. In addition, such statements, estimates and projections were not prepared with a view to public disclosure or compliance with published guidelines of the U.S. Securities and Exchange Commission, the guidelines established by the American Institute of Certified Public Accountants or U.S. generally accepted accounting principles (“U.S. GAAP”). Accordingly, there can be no assurance that such statements, estimates and projections will be realized. No representations or warranties are or will be made by the Company or its subsidiaries as to the accuracy, reliability, reasonableness or completeness of such statements, estimates or projections covered above (or the assumptions on which they are based). Because not all companies calculate non-U.S. GAAP financial information identically (or at all), the presentations herein may not be comparable to other similarly titled measures used by other companies.

This presentation contains material, non-public information concerning the Company and its subsidiaries. Third Parties acknowledge that the Company considers this presentation and all information contained herein to include confidential, sensitive and proprietary information and is subject in all respects to any confidentiality undertakings as agreed between the Company and its subsidiaries and such Third Party and its applicable affiliates.

Introductory Assumptions - Basis of Presentation (US Only):

1. Master Lease Assumptions:

•	The P&L forecast excludes payments on the master leases. The current master lease payments for all stores, DCs and RHQ total $248M per year and are associated with PropCo I, PropCo II, and MAP, respectively:

•	PropCo I annual master lease payments total $173M

•	PropCo II annual master lease payments total $67M

•	MAP yearly master lease payments total $8M

•	The pro forma fair market value rent of PropCo I and PropCo II stores are lower than the master lease payments:

•	PropCo I stores annual pro forma fair market value rent is $124M (all stores); annual pro forma fair market value rent for the 181 PropCo I stores in the go forward chain is $70M

•	PropCo II stores annual pro forma fair market value rent is $45M (all stores); annual pro forma fair market value rent for the 83 PropCo II stores in the go forward chain is $31M

•	The P&L forecast excludes master lease payments, but for cash flow forecasting purposes the following payments associated with PropCo I and PropCo II are assumed:

FY2018

•	PropCo I monthly debt service and interest payments total $4.3M per month (annual total of approximately $52M)

•	PropCo II monthly debt service and interest payments total $5.5M per month (annual total of approximately $66M)

•	PropCo II Mezzanine interest is PIK’d in 2018

FY2019

•	PropCo I monthly debt service and interest payments total $4.2M per month (annual total of approximately $51M)

•	PropCo II interest payments total $2.3M per month (annual total of approximately $28M)

•	PropCo II Mezzanine interest payments total $0.8M per month (annual total of approximately $10M)

2. Royalties, Franchise and ITASSA Assumptions:

•	The US only forecast excludes royalties and franchise payments:

•	Royalties are received on account of licensing agreements and are paid to the Geoffrey silo

•	Royalty income received from owned international entities to Geoffrey is excluded from the US only forecast and amounted to $75M in FY2017; FY2018 is estimated to be $66M

•	Royalty payments from the US to Geoffrey are excluded from this forecast as well and were approximately $77M in FY2017

•	Franchise income is royalty revenue generated from international franchise stores; it is approximately $16M per year and is excluded from the forecast

•	The US only forecast includes ITASSA; Toys Delaware has a shared services agreement (“ITASSA”) with affiliates in which it charges its affiliates for services provided from the Corporate Headquarters specific to technology and financial services, etc. (included in InterCompany on the P&L)

Operational & Chapter 11 Assumptions (US Only):

1. FY17 & FY18 Forecast Assumptions:

FY17

•	Based on the 11+1 forecast (Domestic US: $109M; Corp Overhead & Surplus: ($212M))

FY18

•	Assumes SG&A initiatives totaling $248M related to reductions in marketing spend and rationalization of store expenses and corporate overhead

•	Assumes rent concessions of $9M

•	Forecast excludes the impact of international operations

•	Baseline US sales forecast of -3.1% (see comp page for details)

•	Includes other adjustments related to Credit & Gift Card Income Reduction ($18M)

2. Store Closures:

•	Forecast assumes 380 stores in North America will commence store closing sales:

•	The first wave of 144 stores will begin in February FY18, continuing for an estimated 8 to 10-week period

•	The second wave of 236 stores will begin in April FY18, continuing for an estimated 8-week period

•	Store closure inventory assumptions are as follows:

•	The first wave assumes $204M of inventory at cost ($104M of in-store inventory and $100M of X&D inventory at GOLV rates of 108.6% and 55.7%, respectively)

•	The second wave assumes $207M of inventory at cost ($207M of in-store inventory at GOLV rate of 108.6%)

•	Store closing expenses are inclusive of the following: (i) store operating expenses (payroll/benefits, occupancy costs and other disbursements); (ii) asset disposition fees; (iii) store bonus/stay program; and (iv) incremental advertising expenses:

•	The first wave assumes $41M paid over February FY18 through May FY18

•	The second wave assumes $68M paid over April FY18 through May FY18

•	Forecast assumes discontinuation of PropCo I intercompany and 3rd party rent upon completion of the store closing sales

•	Assumes $20.5M of Knock-On/Transfer EBITDA flow through associated with closed stores

3. Restructuring / Chapter 11 Assumptions:

•	Reflects the payment of certain liabilities pursuant to typical 1st/2nd Day Motions during the pendency of the case:

•	Critical Vendor, Foreign Vendors and/or 503(b)(9) payments totaling $504M covering actual and forecasted activity in October FY17 through July FY18

•	Based on the 11+1 FY17 forecast, KEIP/TAD minimum target levels are assumed not to be achieved

•	Delaware related Restructuring Professional Fees of $163M paid from February FY18 through January FY18, excluding any emergence and/or confirmation fees

•	Reflects Adequate Protection interest payments on the B2/B3 Term Loans (at 75%) and the B4 Term Loans (at 50%) through August FY18

•	Forecast excludes any operational or capital structure assumptions related to emergence, including:

•	Remaining Critical Vendor, Foreign Vendors, and/or 503(b)(9) payments

•	Satisfaction of Cure costs and/or Administrative Claims

•	Professional Fee Holdbacks and Deal Fees

•	Other obligations that may arise from the confirmation of a consensual Plan of Reorganization and Disclosure Statement

•	Forecast excludes any potential impact on tax administration resulting from deconsolidation of Asia and Europe (including UK) and impact of new tax reform

4. Other:

•	Excludes any impact related to: (i) year-end closing adjustments (i.e. shrink); (ii) incremental allowance risk; and (iii) additional reserves that may impact the borrowing base and availability

Operational & Chapter 11 Assumptions (US Only):

1. FY19 Forecast Assumptions:

•	FY19 baseline US sales forecast of 7.7% (see comp page for details); improvements primarily driven by the following:

•	Elimination of bankruptcy overhang leading to stronger consumer sentiment

•	Improvement in in-stock levels and reduced SKUs

•	Rationalized footprint consisting of the best stores and the benefits from Knock-On effect

•	Improved vendor support including advertising and traffic-driving exclusive product offerings

•	FY19 margin rates see an approximate 400 bps increase YoY

•	Increased vendor support consisting of greater allowances and product allocation

•	Improved promotional effectiveness

•	Healthier inventory leading to reduced clearance activity

•	Assumes SG&A initiatives at a full run rate totaling $296M (reflects an incremental $48M of annualized savings when compared to FY18 savings) driven by run rate rationalization of corporate overhead

•	Rent concessions of $7.5M vs. $9M in FY18 due to lease expirations and 1-year rent reductions

•	Forecast includes ITASSA

2. Store Closures:

•	Forecast assumes discontinuation of PropCo I intercompany and 3rd party rent upon completion of the store closing sales

•	Assumes Knock-On/Transfer EBITDA flow through at applicable FY19 comp growth rates and FY19 margin rates

3. Restructuring / Chapter 11 Assumptions:

•	Reflects the payment of certain liabilities pursuant to typical 1st/2nd Day Motions during the pendency of the case:

•	Forecast excludes any operational or capital structure assumptions related to emergence, including:

•	Remaining Critical Vendor, Foreign Vendors, and/or 503(b)(9) payments

•	Satisfaction of Cure costs and/or Administrative Claims

•	Professional Fee Holdbacks and Deal Fees

•	Other obligations that may arise from the confirmation of a consensual Plan of Reorganization and Disclosure Statement

•	Forecast excludes any potential impact on tax administration resulting from deconsolidation of Asia and Europe (including UK) and impact of new tax reform

4. Other:

•	Excludes any impact related to: (i) year-end closing adjustments (i.e. shrink); (ii) incremental allowance risk; and (iii) additional reserves that may impact the borrowing base and availability

Balance Sheet Assumptions (US Only):

1. Asset Roll Forward Assumptions:

•	Accounts & Other Receivables:

•	Accounts & Other Receivables have been adjusted for projected store closings in 2018, a decline in SSS, and for moving from a 53-week fiscal year to a 52-week year. Credit card, vendor, and co-branding receivables are the primary accounts effected by this change

•	Merchandise Inventories:

•	The first half of FY2018 reflects the delay in right-sizing purchasing patterns for the rationalized store footprint, thereby inflating inventory levels and causing improper product mix related to the go-forward store makeup

•	The second half of FY2018 reflects the rebalancing of product mix and normalization of inventory levels

•	FY2019 reflects inventory management initiatives to further decrease Days on Hand levels by 15-25 days, dependent upon seasonal patterns

•	Assumes ability to maintain X&D inventory at 20-25%

•	Prepaid Expenses & Other Current Assets:

•	FY18 has 11 months ending prior to the last day of the calendar month (in FY17 all 12 months ended after calendar month end); any related payments made on the last calendar day of the month have been adjusted to reflect any accruals effected by this shift

•	Accounts have also been adjusted for projected store closings in 2018, a decline in SSS, and for moving from a 53-week fiscal year to a 52-week year

2. Liability Roll Forward Assumptions:

•	Accounts Payable:

•	Accounts Payable has been adjusted for projected store closings in FY2018 and applies current implied vendor terms to imputed purchase forecast. FY2019 assumes moderate vendor term expansion which is applied to imputed purchase forecast

•	Accrued Expenses & Other Current Liabilities:

•	Due to the shift of moving from a 53-week fiscal year to a 52-week year, bi-weekly payment accounts (i.e. payroll related expense accounts) have shifted from an even-week period end to an odd-week period end

•	Similar to prepaid expenses, accounts were adjusted for the shift in the monthly calendar end; any related payments made on the last calendar day of the month have been adjusted to reflect any accruals effected by this shift

•	Accounts have also been adjusted for projected store closings in 2018, a decline in SSS, and for moving from a 53-week fiscal year to a 52-week year

**Project Sunrise**
**Summary - US Only**
***$ in 000s***

| | Forecast FY2017 | Forecast P1-2018 3/3/2018 | Forecast P2-2018 3/31/2018 | Forecast P3-2018 5/5/2018 | Forecast P4-2018 6/2/2018 | Forecast P5-2018 6/30/2018 | Forecast P6-2018 8/4/2018 | Forecast P7-2018 9/1/2018 | Forecast P8-2018 9/29/2018 | Forecast P9-2018 11/3/2018 | Forecast P10-2018 12/1/2018 | Forecast P11-2018 12/29/2018 | Forecast P12-2018 2/2/2019 | Forecast FY2018 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Sales | $ 6,548,728 | $ 305,507 | $ 368,565 | $ 264,309 | $ 217,143 | $ 234,364 | $ 298,475 | $ 250,080 | $ 241,916 | $ 305,980 | $ 526,567 | $ 1,192,499 | $ 304,754 | $ 4,510,159 |
| Cost of Goods Sold | 4,620,322 | 209,708 | 251,501 | 186,746 | 149,845 | 162,962 | 212,760 | 181,844 | 175,158 | 214,247 | 432,555 | 891,145 | 186,659 | 3,255,131 |
| **Merchandising Margin** | **1,928,407** | **95,799** | **117,065** | **77,563** | **67,298** | **71,402** | **85,715** | **68,236** | **66,758** | **91,733** | **94,011** | **301,354** | **118,095** | **1,255,029** |
| SG&A | 1,815,307 | 103,196 | 103,477 | 81,730 | 68,326 | 72,033 | 84,145 | 66,871 | 75,036 | 99,857 | 131,743 | 154,141 | 97,562 | 1,138,117 |
| **Flash EBITDA** | **113,100** | **(7,397)** | **13,588** | **(4,168)** | **(1,028)** | **(630)** | **1,570** | **1,364** | **(8,279)** | **(8,124)** | **(37,732)** | **147,213** | **20,534** | **116,912** |
| Corporate Overhead | 221,560 | 19,195 | 19,098 | 22,058 | 19,353 | 18,335 | 21,035 | 17,320 | 17,508 | 19,679 | 16,384 | 16,139 | 22,640 | 228,744 |
| Surplus | (4,933) | (406) | (340) | (380) | - | - | - | - | - | - | - | - | - | (1,127) |
| One-Times Reversal | 29,588 | - | - | - | - | - | - | - | - | - | - | - | - | - |
| **Pre-InterCo EBITDA** | **(133,115)** | **(26,186)** | **(5,169)** | **(25,846)** | **(20,380)** | **(18,966)** | **(19,465)** | **(15,956)** | **(25,786)** | **(27,803)** | **(54,116)** | **131,074** | **(2,106)** | **(110,705)** |
| ITASSA - InterCo | (35,939) | (3,369) | (3,370) | (3,665) | (3,654) | (3,810) | (4,143) | (3,609) | (3,330) | (4,090) | (3,273) | (3,271) | (8,481) | (48,066) |
| Rent - InterCo | (75) | (0) | 0 | (0) | (0) | (0) | (0) | (0) | (75) | - | 0 | (0) | 0 | (75) |
| Stock Option - InterCo | (362) | (31) | (49) | 4 | (37) | (26) | (37) | (33) | (39) | (31) | (25) | (24) | (35) | (362) |
| Other - InterCo | (60) | (4) | (5) | (4) | (8) | (4) | (4) | (701) | 86 | 497 | 89 | (3) | 0 | (60) |
| **EBITDA** | **(96,679)** | **(22,782)** | **(1,745)** | **(22,181)** | **(16,681)** | **(15,126)** | **(15,281)** | **(11,613)** | **(22,428)** | **(24,178)** | **(50,908)** | **134,373** | **6,409** | **(62,142)** |
| Depreciation & Amortization | 206,852 | 15,650 | 16,471 | 20,471 | 16,324 | 16,177 | 19,917 | 14,347 | 17,133 | 18,897 | 15,364 | 15,101 | 21,000 | 206,852 |
| Interest (Income) / Expense | 248,129 | 7,732 | 16,700 | 16,876 | 16,983 | 17,115 | 17,319 | 17,536 | 17,615 | 17,857 | 18,070 | 17,056 | 16,586 | 197,445 |
| **Pre-Tax Income** | **(551,661)** | **(46,164)** | **(34,916)** | **(59,528)** | **(49,988)** | **(48,417)** | **(52,518)** | **(43,496)** | **(57,176)** | **(60,933)** | **(84,342)** | **102,215** | **(31,177)** | **(466,440)** |
| Total Restructuring Expenses | 175,522 | 39,791 | 52,547 | 52,757 | 42,057 | 16,280 | 13,177 | 12,913 | 13,617 | 11,267 | 11,267 | 13,367 | 11,267 | 290,309 |
| Income Tax Expense | (1,432) | (4,433) | (3,468) | 6,906 | (3,643) | (3,142) | 7,658 | 289 | 5,737 | (8,164) | 2,740 | (1,912) | - | (1,432) |
| **Net Income / (Loss)** | **$ (725,750)** | **$ (81,522)** | **$ (83,995)** | **$ (119,191)** | **$ (88,402)** | **$ (61,555)** | **$ (73,353)** | **$ (56,698)** | **$ (76,531)** | **$ (64,036)** | **$ (98,349)** | **$ 90,760** | **$ (42,444)** | **$ (755,317)** |
| Minority Interest | - | - | - | - | - | - | - | - | - | - | - | - | - | - |
| **Net Earnings/(Loss) Attributable to US** | **$ (725,750)** | **$ (81,522)** | **$ (83,995)** | **$ (119,191)** | **$ (88,402)** | **$ (61,555)** | **$ (73,353)** | **$ (56,698)** | **$ (76,531)** | **$ (64,036)** | **$ (98,349)** | **$ 90,760** | **$ (42,444)** | **$ (755,317)** |
| Memo: Financial Reporting EBITDA | (96,679) | (22,782) | (1,745) | (22,181) | (16,681) | (15,126) | (15,281) | (11,613) | (22,428) | (24,178) | (50,908) | 134,373 | 6,409 | (62,142) |
| **Sales Breakout:** | | | | | | | | | | | | | | |
| Toy B&M Sales | 3,681,693 | 154,643 | 193,258 | 145,075 | 125,545 | 140,489 | 173,055 | 149,908 | 141,837 | 176,306 | 345,119 | 879,471 | 193,426 | 2,818,133 |
| Baby B&M Sales | 1,743,245 | 97,612 | 110,044 | 48,554 | 36,549 | 37,201 | 47,522 | 43,364 | 42,722 | 50,631 | 37,685 | 8,340 | 35,512 | 595,737 |
| Other B&M Sales | (7,745) | (1,003) | (1,150) | (2,648) | (2,259) | (2,404) | (2,349) | (2,569) | (2,355) | (3,240) | (3,056) | (6,048) | (792) | (29,874) |
| **Total B&M Sales** | **5,417,193** | **251,251** | **302,152** | **190,980** | **159,836** | **175,286** | **218,228** | **190,704** | **182,204** | **223,697** | **379,748** | **881,762** | **228,146** | **3,383,996** |
| Toy Dotcom Sales | 555,488 | 14,150 | 19,534 | 24,459 | 17,521 | 19,136 | 24,567 | 19,327 | 19,600 | 34,915 | 101,580 | 262,299 | 26,296 | 583,384 |
| Baby Dotcom Sales | 571,717 | 41,006 | 46,823 | 49,041 | 39,773 | 42,168 | 52,101 | 40,294 | 39,209 | 51,176 | 43,047 | 46,802 | 47,011 | 538,450 |
| Other Dotcom Sales | 4,330 | (901) | 57 | (171) | 13 | (2,226) | 3,578 | (244) | 904 | (3,807) | 2,192 | 1,636 | 3,301 | 4,330 |
| **Total Dotcom Sales** | **1,131,535** | **54,255** | **66,413** | **73,329** | **57,307** | **59,078** | **80,246** | **59,376** | **59,712** | **82,284** | **146,819** | **310,737** | **76,608** | **1,126,163** |
| Royalty & Franchise Income | - | - | - | - | - | - | - | - | - | - | - | - | - | - |
| **Total Sales** | **$ 6,548,728** | **$ 305,507** | **$ 368,565** | **$ 264,309** | **$ 217,143** | **$ 234,364** | **$ 298,475** | **$ 250,080** | **$ 241,916** | **$ 305,980** | **$ 526,567** | **$ 1,192,499** | **$ 304,754** | **$ 4,510,159** |

**Project Sunrise**
**Summary - US Only**
***$ in 000s***

| | Forecast Q1-2018 5/5/2018 | Forecast Q2-2018 8/4/2018 | Forecast Q3-2018 11/3/2018 | Forecast Q4-2018 2/2/2019 | Forecast FY2018 | Forecast Q1-2019 5/4/2019 | Forecast Q2-2019 8/3/2019 | Forecast Q3-2019 11/2/2019 | Forecast Q4-2019 2/1/2020 | Forecast FY2019 |
|---|---|---|---|---|---|---|---|---|---|---|
| Sales | $ 938,381 | $ 749,982 | $ 797,976 | $ 2,023,820 | $ 4,510,159 | $ 842,217 | $ 832,582 | $ 851,082 | $ 2,138,665 | $ 4,664,545 |
| Cost of Goods Sold | 647,955 | 525,566 | 571,250 | 1,510,359 | 3,255,131 | 537,301 | 536,625 | 566,354 | 1,512,942 | 3,153,223 |
| **Merchandising Margin** | **290,426** | **224,415** | **226,726** | **513,461** | **1,255,029** | **304,916** | **295,956** | **284,728** | **625,723** | **1,511,323** |
| SG&A | 288,403 | 224,503 | 241,765 | 383,446 | 1,138,117 | 227,896 | 223,636 | 244,391 | 392,331 | 1,088,254 |
| **Flash EBITDA** | **2,023** | **(88)** | **(15,039)** | **130,015** | **116,912** | **77,020** | **72,320** | **40,337** | **233,391** | **423,068** |
| Corporate Overhead | 60,350 | 58,723 | 54,506 | 55,163 | 228,744 | 49,320 | 49,117 | 53,204 | 54,369 | 206,010 |
| Surplus | (1,127) | - | - | - | (1,127) | (1,143) | - | - | - | (1,143) |
| One-Times Reversal | - | - | - | - | - | - | - | - | - | - |
| **Pre-InterCo EBITDA** | **(57,200)** | **(58,811)** | **(69,545)** | **74,851** | **(110,705)** | **28,843** | **23,203** | **(12,867)** | **179,022** | **218,201** |
| ITASSA - InterCo | (10,403) | (11,607) | (11,030) | (15,025) | (48,066) | (6,353) | (8,325) | (7,785) | (11,493) | (33,956) |
| Rent - InterCo | (0) | (0) | (75) | 0 | (75) | (0) | (0) | (75) | 0 | (75) |
| Stock Option - InterCo | (76) | (99) | (103) | (83) | (362) | (76) | (99) | (103) | (83) | (362) |
| Other - InterCo | (12) | (16) | (118) | 86 | (60) | (12) | (16) | (118) | 86 | (60) |
| **EBITDA** | **(46,709)** | **(47,088)** | **(58,219)** | **89,874** | **(62,142)** | **35,285** | **31,643** | **(4,786)** | **190,512** | **252,654** |
| Depreciation & Amortization | 52,592 | 52,418 | 50,377 | 51,466 | 206,852 | 52,592 | 52,418 | 50,377 | 51,466 | 206,852 |
| Interest (Income) / Expense | 41,308 | 51,417 | 53,008 | 51,712 | 197,445 | 45,527 | 45,771 | 46,259 | 46,062 | 183,619 |
| **Pre-Tax Income** | **(140,608)** | **(150,923)** | **(161,604)** | **(13,304)** | **(466,440)** | **(62,834)** | **(66,546)** | **(101,422)** | **92,984** | **(137,818)** |
| Total Restructuring Expenses | 145,095 | 71,515 | 37,798 | 35,902 | 290,309 | - | - | - | - | - |
| Income Tax Expense | (995) | 873 | (2,138) | 828 | (1,432) | (995) | 873 | (2,138) | 828 | (1,432) |
| **Net Income / (Loss)** | **$ (284,708)** | **$ (223,311)** | **$ (197,264)** | **$ (50,034)** | **$ (755,317)** | **$ (61,839)** | **$ (67,419)** | **$ (99,284)** | **$ 92,156** | **$ (136,385)** |
| Minority Interest | - | - | - | - | - | - | - | - | - | - |
| **Net Earnings/(Loss) Attributable to US** | **$ (284,708)** | **$ (223,311)** | **$ (197,264)** | **$ (50,034)** | **$ (755,317)** | **$ (61,839)** | **$ (67,419)** | **$ (99,284)** | **$ 92,156** | **$ (136,385)** |
| Memo: Financial Reporting EBITDA | (46,709) | (47,088) | (58,219) | 89,874 | (62,142) | 35,285 | 31,643 | (4,786) | 190,512 | 252,654 |
| **Sales Breakout:** | | | | | | | | | | |
| Toy B&M Sales | 492,976 | 439,089 | 468,051 | 1,418,016 | 2,818,133 | 460,319 | 473,630 | 479,792 | 1,460,490 | 2,874,230 |
| Baby B&M Sales | 256,210 | 121,273 | 136,717 | 81,537 | 595,737 | 158,748 | 136,654 | 147,874 | 85,102 | 528,377 |
| Other B&M Sales | (4,802) | (7,011) | (8,164) | (9,896) | (29,874) | (7,360) | (7,011) | (8,164) | (9,896) | (32,432) |
| **Total B&M Sales** | **744,384** | **553,351** | **596,604** | **1,489,657** | **3,383,996** | **611,706** | **603,272** | **619,501** | **1,535,696** | **3,370,176** |
| Toy Dotcom Sales | 58,143 | 61,224 | 73,842 | 390,175 | 583,384 | 69,335 | 71,786 | 85,102 | 441,873 | 668,096 |
| Baby Dotcom Sales | 136,871 | 134,042 | 130,678 | 136,860 | 538,450 | 162,192 | 156,158 | 149,626 | 153,967 | 621,944 |
| Other Dotcom Sales | (1,016) | 1,365 | (3,148) | 7,128 | 4,330 | (1,016) | 1,365 | (3,148) | 7,128 | 4,330 |
| **Total Dotcom Sales** | **193,997** | **196,631** | **201,372** | **534,163** | **1,126,163** | **230,511** | **229,309** | **231,581** | **602,969** | **1,294,370** |
| Royalty & Franchise Income | - | - | - | - | - | - | - | - | - | - |
| **Total Sales** | **$ 938,381** | **$ 749,982** | **$ 797,976** | **$ 2,023,820** | **$ 4,510,159** | **$ 842,217** | **$ 832,582** | **$ 851,082** | **$ 2,138,665** | **$ 4,664,545** |

**Project Sunrise**
**Summary - US Only**
***$ in 000s***

| | Forecast | Forecast | Forecast | Forecast | Forecast | Forecast | Forecast | Forecast | Forecast | Forecast | Forecast | Forecast | Forecast | Forecast |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | FY2017 | P1-2018 3/3/2018 | P2-2018 3/31/2018 | P3-2018 5/5/2018 | P4-2018 6/2/2018 | P5-2018 6/30/2018 | P6-2018 8/4/2018 | P7-2018 9/1/2018 | P8-2018 9/29/2018 | P9-2018 11/3/2018 | P10-2018 12/1/2018 | P11-2018 12/29/2018 | P12-2018 2/2/2019 | FY2018 |
| *Current Assets:* | | | | | | | | | | | | | | |
| Cash & Cash Equivalents | $ 74,993 | $ 40,000 | $ 40,000 | $ 40,000 | $ 40,000 | $ 40,000 | $ 40,000 | $ 40,000 | $ 40,000 | $ 40,000 | $ 40,000 | $ 40,000 | $ 40,000 | $ 40,000 |
| Accounts & Other Receivables | 72,858 | 86,379 | 87,443 | 69,235 | 61,145 | 50,740 | 54,446 | 54,106 | 56,722 | 65,033 | 105,699 | 95,640 | 46,615 | 46,615 |
| Income Tax Receivables - Current | 120 | 120 | 120 | 120 | 120 | 120 | 120 | 120 | 120 | 120 | 120 | 120 | 120 | 120 |
| Merchandise Inventories | 1,362,993 | 1,336,184 | 1,177,643 | 988,654 | 878,708 | 865,178 | 904,903 | 996,891 | 1,115,959 | 1,337,201 | 1,279,116 | 833,899 | 789,150 | 789,150 |
| Prepaid Expenses & Other Current Assets | 66,876 | 50,274 | 53,393 | 49,341 | 42,898 | 41,454 | 25,660 | 30,039 | 47,555 | 49,397 | 48,971 | 34,983 | 34,896 | 34,896 |
| Deferred Tax Asset - Current | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 |
| Due From Affiliates - Current | 227,337 | 227,337 | 227,337 | 227,337 | 227,337 | 227,337 | 227,337 | 227,337 | 227,337 | 227,337 | 227,337 | 227,337 | 227,337 | 227,337 |
| **Total Current Assets** | **1,805,177** | **1,740,294** | **1,585,936** | **1,374,688** | **1,250,209** | **1,224,829** | **1,252,465** | **1,348,493** | **1,487,694** | **1,719,088** | **1,701,243** | **1,231,979** | **1,138,119** | **1,138,119** |
| Property & Equipment, Net | 1,120,397 | 1,112,164 | 1,103,109 | 1,090,055 | 1,081,981 | 1,074,054 | 1,062,387 | 1,056,290 | 1,047,407 | 1,036,760 | 1,029,646 | 1,022,795 | 1,010,044 | 1,010,044 |
| Intangible Assets | - | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Due From Affiliates - Non-Current | 732,470 | 732,470 | 732,470 | 732,470 | 732,470 | 732,470 | 732,470 | 732,470 | 732,470 | 732,470 | 732,470 | 732,470 | 732,470 | 732,470 |
| Investment in Subsidiaries | - | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Deferred Tax Assets | 6 | 6 | 6 | 6 | 6 | 6 | 6 | 6 | 6 | 6 | 6 | 6 | 6 | 6 |
| Restricted Cash | - | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Other Assets | 51,924 | 51,924 | 51,924 | 51,924 | 51,924 | 51,924 | 51,924 | 51,924 | 51,924 | 51,924 | 51,924 | 51,924 | 51,924 | 51,924 |
| **Total Non-Current Assets** | **1,904,797** | **1,896,564** | **1,887,509** | **1,874,455** | **1,866,381** | **1,858,454** | **1,846,787** | **1,840,690** | **1,831,807** | **1,821,160** | **1,814,046** | **1,807,195** | **1,794,444** | **1,794,444** |
| **Total Assets** | **$ 3,709,974** | **$ 3,636,858** | **$ 3,473,446** | **$ 3,249,144** | **$ 3,116,590** | **$ 3,083,283** | **$ 3,099,253** | **$ 3,189,183** | **$ 3,319,501** | **$ 3,540,248** | **$ 3,515,288** | **$ 3,039,174** | **$ 2,932,564** | **$ 2,932,564** |
| **Liabilities and Stockholders' Equity:** | | | | | | | | | | | | | | |
| *Current Liabilities:* | | | | | | | | | | | | | | |
| Accounts Payable | $ 711,740 | $ 612,053 | $ 540,917 | $ 421,984 | $ 375,214 | $ 360,752 | $ 375,780 | $ 480,148 | $ 677,545 | $ 784,747 | $ 805,201 | $ 786,781 | $ 592,432 | $ 592,432 |
| Accrued Expenses & Other Current Liabilities | 308,103 | 309,030 | 319,851 | 282,716 | 260,356 | 258,728 | 256,122 | 259,991 | 252,168 | 288,474 | 339,681 | 437,308 | 290,301 | 290,301 |
| Income Taxes Payable - Current | 118,048 | 118,048 | 118,048 | 118,048 | 118,048 | 118,048 | 118,048 | 118,048 | 118,048 | 118,048 | 118,048 | 118,048 | 118,048 | 118,048 |
| Due To Affiliates - Current | 432 | 432 | 432 | 432 | 432 | 432 | 432 | 432 | 432 | 432 | 432 | 432 | 432 | 432 |
| **Total Current Liabilities** | **1,138,323** | **1,039,563** | **979,248** | **823,180** | **754,050** | **737,960** | **750,381** | **858,618** | **1,048,192** | **1,191,701** | **1,263,361** | **1,342,569** | **1,001,213** | **1,001,213** |
| Long Term Debt | 700,000 | 865,049 | 892,342 | 1,003,271 | 1,045,008 | 1,099,895 | 1,186,419 | 1,231,565 | 1,249,931 | 1,392,163 | 1,394,202 | 749,496 | 1,027,752 | 1,027,752 |
| Deferred Tax Liabilities | 229,987 | 229,987 | 229,987 | 229,987 | 229,987 | 229,987 | 229,987 | 229,987 | 229,987 | 229,987 | 229,987 | 229,987 | 229,987 | 229,987 |
| Deferred Rent Liabilities | 566 | 566 | 566 | 566 | 566 | 566 | 566 | 566 | 566 | 566 | 566 | 566 | 566 | 566 |
| Other Non-Current Liabilities | 20,302 | 20,742 | 20,457 | 20,110 | 20,552 | 20,394 | 20,117 | 20,520 | 20,317 | 20,117 | 20,464 | 20,240 | 20,117 | 20,117 |
| **Total Non-Current Liabilities** | **950,855** | **1,116,344** | **1,143,352** | **1,253,935** | **1,296,113** | **1,350,842** | **1,437,089** | **1,482,638** | **1,500,801** | **1,642,833** | **1,645,220** | **1,000,289** | **1,278,422** | **1,278,422** |
| **Total Liabilities** | **2,089,178** | **2,155,907** | **2,122,600** | **2,077,114** | **2,050,163** | **2,088,803** | **2,187,470** | **2,341,256** | **2,548,993** | **2,834,534** | **2,908,581** | **2,342,857** | **2,279,635** | **2,279,635** |
| *Liabilities Subject to Compromise:* | | | | | | | | | | | | | | |
| **Total Liabilities Subject to Compromise** | **2,983,018** | **2,924,665** | **2,878,505** | **2,818,884** | **2,801,647** | **2,791,231** | **2,781,848** | **2,774,658** | **2,773,731** | **2,772,942** | **2,772,260** | **2,771,085** | **2,770,107** | **2,770,107** |
| *Stockholders' Equity:* | | | | | | | | | | | | | | |
| Total Additional Paid in Capital | 3,569,144 | 3,569,175 | 3,569,224 | 3,569,220 | 3,569,257 | 3,569,283 | 3,569,319 | 3,569,352 | 3,569,391 | 3,569,422 | 3,569,447 | 3,569,471 | 3,569,506 | 3,569,506 |
| Total Retained Earnings | (4,928,241) | (5,009,764) | (5,093,759) | (5,212,950) | (5,301,352) | (5,362,907) | (5,436,260) | (5,492,958) | (5,569,489) | (5,633,525) | (5,731,874) | (5,641,114) | (5,683,559) | (5,683,559) |
| Other Comprehensive Income | 9,319 | 9,319 | 9,319 | 9,319 | 9,319 | 9,319 | 9,319 | 9,319 | 9,319 | 9,319 | 9,319 | 9,319 | 9,319 | 9,319 |
| **Total Stockholders' Equity** | **(1,362,223)** | **(1,443,714)** | **(1,527,660)** | **(1,646,855)** | **(1,735,220)** | **(1,796,750)** | **(1,870,066)** | **(1,926,731)** | **(2,003,223)** | **(2,067,227)** | **(2,165,552)** | **(2,074,768)** | **(2,117,178)** | **(2,117,178)** |
| **Total Liabilities and Stockholders' Equity** | **$ 3,709,974** | **$ 3,636,858** | **$ 3,473,446** | **$ 3,249,144** | **$ 3,116,590** | **$ 3,083,283** | **$ 3,099,253** | **$ 3,189,183** | **$ 3,319,501** | **$ 3,540,248** | **$ 3,515,288** | **$ 3,039,174** | **$ 2,932,564** | **$ 2,932,564** |
| **Long Term Debt Breakout:** | | | | | | | | | | | | | | |
| ABL | - | 165,049 | 192,342 | 303,271 | 345,008 | 399,895 | 486,419 | 531,565 | 549,931 | 692,163 | 694,202 | 49,496 | 327,752 | 327,752 |
| FILO | 250,000 | 250,000 | 250,000 | 250,000 | 250,000 | 250,000 | 250,000 | 250,000 | 250,000 | 250,000 | 250,000 | 250,000 | 250,000 | 250,000 |
| Delaware Term Loan | 450,000 | 450,000 | 450,000 | 450,000 | 450,000 | 450,000 | 450,000 | 450,000 | 450,000 | 450,000 | 450,000 | 450,000 | 450,000 | 450,000 |
| Wayne | - | - | - | - | - | - | - | - | - | - | - | - | - | - |
| **Total Long Term Debt** | **$ 700,000** | **$ 865,049** | **$ 892,342** | **$ 1,003,271** | **$ 1,045,008** | **$ 1,099,895** | **$ 1,186,419** | **$ 1,231,565** | **$ 1,249,931** | **$ 1,392,163** | **$ 1,394,202** | **$ 749,496** | **$ 1,027,752** | **$ 1,027,752** |

**Project Sunrise**
**Summary - US Only**
***$ in 000s***

| | Forecast Q1-2018 5/5/2018 | Forecast Q2-2018 8/4/2018 | Forecast Q3-2018 11/3/2018 | Forecast Q4-2018 2/2/2019 | Forecast FY2018 | Forecast Q1-2019 5/4/2019 | Forecast Q2-2019 8/3/2019 | Forecast Q3-2019 11/2/2019 | Forecast Q4-2019 2/1/2020 | Forecast FY2019 |
|---|---|---|---|---|---|---|---|---|---|---|
| *Current Assets:* | | | | | | | | | | |
| Cash & Cash Equivalents | $ 40,000 | $ 40,000 | $ 40,000 | $ 40,000 | $ 40,000 | $ 40,000 | $ 40,000 | $ 40,000 | $ 40,000 | $ 40,000 |
| Accounts & Other Receivables | 69,235 | 54,446 | 65,033 | 46,615 | 46,615 | 77,600 | 60,369 | 69,560 | 49,171 | 49,171 |
| Income Tax Receivables - Current | 120 | 120 | 120 | 120 | 120 | 120 | 120 | 120 | 120 | 120 |
| Merchandise Inventories | 988,654 | 904,903 | 1,337,201 | 789,150 | 789,150 | 721,212 | 767,875 | 1,331,513 | 831,008 | 831,008 |
| Prepaid Expenses & Other Current Assets | 49,341 | 25,660 | 49,397 | 34,896 | 34,896 | 46,681 | 25,032 | 50,060 | 35,201 | 35,201 |
| Deferred Tax Asset - Current | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 |
| Due From Affiliates - Current | 227,337 | 227,337 | 227,337 | 227,337 | 227,337 | 227,337 | 227,337 | 227,337 | 227,337 | 227,337 |
| **Total Current Assets** | **1,374,688** | **1,252,465** | **1,719,088** | **1,138,119** | **1,138,119** | **1,112,950** | **1,120,734** | **1,718,591** | **1,182,838** | **1,182,838** |
| Property & Equipment, Net | 1,090,055 | 1,062,387 | 1,036,760 | 1,010,044 | 1,010,044 | 979,703 | 952,035 | 926,407 | 899,692 | 899,692 |
| Intangible Assets | - | - | - | - | - | - | - | - | - | - |
| Due From Affiliates - Non-Current | 732,470 | 732,470 | 732,470 | 732,470 | 732,470 | 732,470 | 732,470 | 732,470 | 732,470 | 732,470 |
| Investment in Subsidiaries | - | - | - | - | - | - | - | - | - | - |
| Deferred Tax Assets | 6 | 6 | 6 | 6 | 6 | 6 | 6 | 6 | 6 | 6 |
| Restricted Cash | - | - | - | - | - | - | - | - | - | - |
| Other Assets | 51,924 | 51,924 | 51,924 | 51,924 | 51,924 | 51,924 | 51,924 | 51,924 | 51,924 | 51,924 |
| **Total Non-Current Assets** | **1,874,455** | **1,846,787** | **1,821,160** | **1,794,444** | **1,794,444** | **1,764,103** | **1,736,435** | **1,710,808** | **1,684,092** | **1,684,092** |
| **Total Assets** | **$ 3,249,144** | **$ 3,099,253** | **$ 3,540,248** | **$ 2,932,564** | **$ 2,932,564** | **$ 2,877,053** | **$ 2,857,169** | **$ 3,429,398** | **$ 2,866,930** | **$ 2,866,930** |
| **Liabilities and Stockholders' Equity:** | | | | | | | | | | |
| *Current Liabilities:* | | | | | | | | | | |
| Accounts Payable | $ 421,984 | $ 375,780 | $ 784,747 | $ 592,432 | $ 592,432 | $ 367,627 | $ 411,400 | $ 780,816 | $ 604,616 | $ 604,616 |
| Accrued Expenses & Other Current Liabilities | 282,716 | 256,122 | 288,474 | 290,301 | 290,301 | 282,716 | 256,122 | 288,474 | 290,301 | 290,301 |
| Income Taxes Payable - Current | 118,048 | 118,048 | 118,048 | 118,048 | 118,048 | 118,048 | 118,048 | 118,048 | 118,048 | 118,048 |
| Due To Affiliates - Current | 432 | 432 | 432 | 432 | 432 | 432 | 432 | 432 | 432 | 432 |
| **Total Current Liabilities** | **823,180** | **750,381** | **1,191,701** | **1,001,213** | **1,001,213** | **768,823** | **786,001** | **1,187,769** | **1,013,396** | **1,013,396** |
| Long Term Debt | 1,003,271 | 1,186,419 | 1,392,163 | 1,027,752 | 1,027,752 | 1,266,400 | 1,296,651 | 1,566,293 | 1,085,958 | 1,085,958 |
| Deferred Tax Liabilities | 229,987 | 229,987 | 229,987 | 229,987 | 229,987 | 229,987 | 229,987 | 229,987 | 229,987 | 229,987 |
| Deferred Rent Liabilities | 566 | 566 | 566 | 566 | 566 | 566 | 566 | 566 | 566 | 566 |
| Other Non-Current Liabilities | 20,110 | 20,117 | 20,117 | 20,117 | 20,117 | 20,110 | 20,117 | 20,117 | 20,117 | 20,117 |
| **Total Non-Current Liabilities** | **1,253,935** | **1,437,089** | **1,642,833** | **1,278,422** | **1,278,422** | **1,517,064** | **1,547,321** | **1,816,963** | **1,336,628** | **1,336,628** |
| **Total Liabilities** | **2,077,114** | **2,187,470** | **2,834,534** | **2,279,635** | **2,279,635** | **2,285,887** | **2,333,322** | **3,004,732** | **2,350,024** | **2,350,024** |
| *Liabilities Subject to Compromise:* | | | | | | | | | | |
| **Total Liabilities Subject to Compromise** | **2,818,884** | **2,781,848** | **2,772,942** | **2,770,107** | **2,770,107** | **2,770,107** | **2,770,107** | **2,770,107** | **2,770,107** | **2,770,107** |
| *Stockholders' Equity:* | | | | | | | | | | |
| Total Additional Paid in Capital | 3,569,220 | 3,569,319 | 3,569,422 | 3,569,506 | 3,569,506 | 3,569,582 | 3,569,681 | 3,569,784 | 3,569,867 | 3,569,867 |
| Total Retained Earnings | (5,212,950) | (5,436,260) | (5,633,525) | (5,683,559) | (5,683,559) | (5,745,397) | (5,812,816) | (5,912,100) | (5,819,944) | (5,819,944) |
| Other Comprehensive Income | 9,319 | 9,319 | 9,319 | 9,319 | 9,319 | 9,319 | 9,319 | 9,319 | 9,319 | 9,319 |
| **Total Stockholders' Equity** | **(1,646,855)** | **(1,870,066)** | **(2,067,227)** | **(2,117,178)** | **(2,117,178)** | **(2,178,941)** | **(2,246,260)** | **(2,345,441)** | **(2,253,202)** | **(2,253,202)** |
| **Total Liabilities and Stockholders' Equity** | **$ 3,249,144** | **$ 3,099,253** | **$ 3,540,248** | **$ 2,932,564** | **$ 2,932,564** | **$ 2,877,053** | **$ 2,857,169** | **$ 3,429,398** | **$ 2,866,930** | **$ 2,866,930** |
| **Long Term Debt Breakout:** | | | | | | | | | | |
| ABL | 303,271 | 486,419 | 692,163 | 327,752 | 327,752 | 566,400 | 596,651 | 866,293 | 385,958 | 385,958 |
| FILO | 250,000 | 250,000 | 250,000 | 250,000 | 250,000 | 250,000 | 250,000 | 250,000 | 250,000 | 250,000 |
| Delaware Term Loan | 450,000 | 450,000 | 450,000 | 450,000 | 450,000 | 450,000 | 450,000 | 450,000 | 450,000 | 450,000 |
| Wayne | - | - | - | - | - | - | - | - | - | - |
| **Total Long Term Debt** | **$ 1,003,271** | **$ 1,186,419** | **$ 1,392,163** | **$ 1,027,752** | **$ 1,027,752** | **$ 1,266,400** | **$ 1,296,651** | **$ 1,566,293** | **$ 1,085,958** | **$ 1,085,958** |

**Project Sunrise**
**Summary - US Only**
***$ in 000s***

| | Forecast<br>P1-2018<br>3/3/2018 | Forecast<br>P2-2018<br>3/31/2018 | Forecast<br>P3-2018<br>5/5/2018 | Forecast<br>P4-2018<br>6/2/2018 | Forecast<br>P5-2018<br>6/30/2018 | Forecast<br>P6-2018<br>8/4/2018 | Forecast<br>P7-2018<br>9/1/2018 | Forecast<br>P8-2018<br>9/29/2018 | Forecast<br>P9-2018<br>11/3/2018 | Forecast<br>P10-2018<br>12/1/2018 | Forecast<br>P11-2018<br>12/29/2018 | Forecast<br>P12-2018<br>2/2/2019 | Forecast<br>FY2018 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Cash Flows From Operating Activities:** | | | | | | | | | | | | | |
| Net Income / (Loss) | $ (81,522) | $ (83,995) | $ (119,191) | $ (88,402) | $ (61,555) | $ (73,353) | $ (56,698) | $ (76,531) | $ (64,036) | $ (98,349) | $ 90,760 | $ (42,444) | $ (755,317) |
| Adjustments to Reconcile Net Income to Net Cash: | | | | | | | | | | | | | |
| Depreciation & Amortization | 15,650 | 16,471 | 20,471 | 16,324 | 16,177 | 19,917 | 14,347 | 17,133 | 18,897 | 15,364 | 15,101 | 21,000 | 206,852 |
| Amort. and Write-Off of Debt Issuance and Discount | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Gains on Sales of Assets | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Deferred Income Taxes, Net - Current and Long-Term | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Restructuring and other charges | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Reorganization Items | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Non-Cash Portion of Asset Impairments and Charges | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Proceeds from Settlements of Derivatives | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Unrealized (Gains) / Losses on Foreign Exchange | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Other | 31 | 49 | (4) | 37 | 26 | 37 | 33 | 39 | 31 | 25 | 24 | 35 | 362 |
| Changes in Operating Assets and Liabilities: | | | | | | | | | | | | | |
| Accounts and Other Receivables | (13,521) | (1,064) | 18,208 | 8,090 | 10,405 | (3,706) | 339 | (2,616) | (8,311) | (40,666) | 10,059 | 49,025 | 26,243 |
| Merchandise Inventories | 26,809 | 158,541 | 188,989 | 109,946 | 13,530 | (39,725) | (91,988) | (119,069) | (221,242) | 58,085 | 445,216 | 44,749 | 573,843 |
| Prepaid Expenses and Other Operating Assets | 16,602 | (3,119) | 4,051 | 6,443 | 1,444 | 15,794 | (4,379) | (17,517) | (1,842) | 426 | 13,988 | 86 | 31,979 |
| Accounts Payable | (99,687) | (71,136) | (118,933) | (46,770) | (14,462) | 15,027 | 104,368 | 197,397 | 107,203 | 20,453 | (18,419) | (194,349) | (119,308) |
| Accrued and Other Liab. (incl. Interest Accrual) | 1,367 | 10,536 | (37,482) | (21,918) | (1,786) | (2,883) | 4,271 | (8,026) | 36,106 | 51,554 | 97,402 | (147,130) | (17,987) |
| Due From Affiliates, Net | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Income Taxes Payable, Net | - | - | - | - | - | - | - | - | - | - | - | - | - |
| FIN 48 Liabilities | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Changes in Liabilities Subject to Compromise | (58,353) | (46,159) | (59,621) | (17,237) | (10,416) | (9,382) | (7,191) | (927) | (789) | (682) | (1,175) | (978) | (212,911) |
| **Net Cash Used in Operating Activities** | **(192,625)** | **(19,876)** | **(103,513)** | **(33,487)** | **(46,637)** | **(78,274)** | **(36,896)** | **(10,116)** | **(133,982)** | **6,211** | **652,956** | **(270,006)** | **(266,244)** |
| | | | | | | | | | | | | | |
| **Cash Flows from Investing Activities:** | | | | | | | | | | | | | |
| Capital Expenditures | (7,417) | (7,417) | (7,417) | (8,250) | (8,250) | (8,250) | (8,250) | (8,250) | (8,250) | (8,250) | (8,250) | (8,250) | (96,500) |
| Proceeds from Sales of Assets | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Property Insurance Recovery | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Decrease / (Increase) in Restricted Cash | - | - | - | - | - | - | - | - | - | - | - | - | - |
| **Net Cash Used in Investing Activities** | **(7,417)** | **(7,417)** | **(7,417)** | **(8,250)** | **(8,250)** | **(8,250)** | **(8,250)** | **(8,250)** | **(8,250)** | **(8,250)** | **(8,250)** | **(8,250)** | **(96,500)** |
| | | | | | | | | | | | | | |
| **Cash Flows from Financing Activities:** | | | | | | | | | | | | | |
| Long Term Debt Borrowings / Payments | 165,049 | 27,293 | 110,929 | 41,737 | 54,887 | 86,524 | 45,146 | 18,366 | 142,232 | 2,039 | (644,706) | 278,256 | 327,752 |
| Short Term Borrowings from Parent | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Repayment of Short Term Borrowings to Parent | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Capitalized Debt Issuance Costs | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Reorganization Items | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Other | - | - | - | - | - | - | - | - | - | - | - | - | - |
| New Equity / Dividend | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Distribution to Noncontrolling Interest | - | - | - | - | - | - | - | - | - | - | - | - | - |
| **Net Cash Provided by Financing Activities** | **165,049** | **27,293** | **110,929** | **41,737** | **54,887** | **86,524** | **45,146** | **18,366** | **142,232** | **2,039** | **(644,706)** | **278,256** | **327,752** |
| | | | | | | | | | | | | | |
| Effect of Exchange Rate on Cash & Cash Equivalents | - | - | - | - | - | - | - | - | - | - | - | - | - |
| | | | | | | | | | | | | | |
| **Cash and Cash Equivalents:** | | | | | | | | | | | | | |
| Net / (Decrease) During Period | (34,993) | 0 | (0) | 0 | (0) | 0 | (0) | (0) | 0 | (0) | 0 | (0) | (34,993) |
| Cash & Cash Equivalents, Beginning | 74,993 | 40,000 | 40,000 | 40,000 | 40,000 | 40,000 | 40,000 | 40,000 | 40,000 | 40,000 | 40,000 | 40,000 | 74,993 |
| **Cash & Cash Equivalents, End** | **$ 40,000** | **$ 40,000** | **$ 40,000** | **$ 40,000** | **$ 40,000** | **$ 40,000** | **$ 40,000** | **$ 40,000** | **$ 40,000** | **$ 40,000** | **$ 40,000** | **$ 40,000** | **$ 40,000** |

**Project Sunrise**
**Summary - US Only**
***$ in 000s***

| | Forecast Q1-2018 5/5/2018 | Forecast Q2-2018 8/4/2018 | Forecast Q3-2018 11/3/2018 | Forecast Q4-2018 2/2/2019 | Forecast FY2018 | Forecast Q1-2019 5/4/2019 | Forecast Q2-2019 8/3/2019 | Forecast Q3-2019 11/2/2019 | Forecast Q4-2019 2/1/2020 | Forecast FY2019 |
|---|---|---|---|---|---|---|---|---|---|---|
| **Cash Flows From Operating Activities:** | | | | | | | | | | |
| Net Income / (Loss) | $ (284,708) | $ (223,311) | $ (197,264) | $ (50,034) | $ (755,317) | $ (61,839) | $ (67,419) | $ (99,284) | $ 92,156 | $ (136,385) |
| Adjustments to Reconcile Net Income to Net Cash: | | | | | | | | | | |
| Depreciation & Amortization | 52,592 | 52,418 | 50,377 | 51,466 | 206,852 | 52,592 | 52,418 | 50,377 | 51,466 | 206,852 |
| Amort. and Write-Off of Debt Issuance and Discount | - | - | - | - | - | - | - | - | - | - |
| Gains on Sales of Assets | - | - | - | - | - | - | - | - | - | - |
| Deferred Income Taxes, Net - Current and Long-Term | - | - | - | - | - | - | - | - | - | - |
| Restructuring and other charges | - | - | - | - | - | - | - | - | - | - |
| Reorganization Items | - | - | - | - | - | - | - | - | - | - |
| Non-Cash Portion of Asset Impairments and Charges | - | - | - | - | - | - | - | - | - | - |
| Proceeds from Settlements of Derivatives | - | - | - | - | - | - | - | - | - | - |
| Unrealized (Gains) / Losses on Foreign Exchange | - | - | - | - | - | - | - | - | - | - |
| Other | 76 | 99 | 103 | 83 | 362 | 76 | 99 | 103 | 83 | 362 |
| Changes in Operating Assets and Liabilities: | | | | | | | | | | |
| Accounts and Other Receivables | 3,623 | 14,790 | (10,587) | 18,418 | 26,243 | (30,985) | 17,231 | (9,190) | 20,389 | (2,555) |
| Merchandise Inventories | 374,339 | 83,752 | (432,298) | 548,051 | 573,843 | 67,938 | (46,663) | (563,638) | 500,505 | (41,858) |
| Prepaid Expenses and Other Operating Assets | 17,534 | 23,682 | (23,737) | 14,500 | 31,979 | (11,784) | 21,649 | (25,028) | 14,859 | (305) |
| Accounts Payable | (289,756) | (46,204) | 408,968 | (192,315) | (119,308) | (224,806) | 43,773 | 369,416 | (176,200) | 12,183 |
| Accrued and Other Liab. (incl. Interest Accrual) | (25,579) | (26,588) | 32,352 | 1,827 | (17,987) | (7,591) | (26,588) | 32,352 | 1,827 | 0 |
| Due From Affiliates, Net | - | - | - | - | - | - | - | - | - | - |
| Income Taxes Payable, Net | - | - | - | - | - | - | - | - | - | - |
| FIN 48 Liabilities | - | - | - | - | - | - | - | - | - | - |
| Changes in Liabilities Subject to Compromise | (164,134) | (37,036) | (8,907) | (2,835) | (212,911) | - | - | - | - | - |
| **Net Cash Used in Operating Activities** | **(316,014)** | **(158,398)** | **(180,994)** | **389,161** | **(266,244)** | **(216,399)** | **(5,500)** | **(244,892)** | **505,085** | **38,294** |
| **Cash Flows from Investing Activities:** | | | | | | | | | | |
| Capital Expenditures | (22,250) | (24,750) | (24,750) | (24,750) | (96,500) | (22,250) | (24,750) | (24,750) | (24,750) | (96,500) |
| Proceeds from Sales of Assets | - | - | - | - | - | - | - | - | - | - |
| Property Insurance Recovery | - | - | - | - | - | - | - | - | - | - |
| Decrease / (Increase) in Restricted Cash | - | - | - | - | - | - | - | - | - | - |
| **Net Cash Used in Investing Activities** | **(22,250)** | **(24,750)** | **(24,750)** | **(24,750)** | **(96,500)** | **(22,250)** | **(24,750)** | **(24,750)** | **(24,750)** | **(96,500)** |
| **Cash Flows from Financing Activities:** | | | | | | | | | | |
| Long Term Debt Borrowings / Payments | 303,271 | 183,148 | 205,744 | (364,411) | 327,752 | 238,649 | 30,250 | 269,642 | (480,335) | 58,206 |
| Short Term Borrowings from Parent | - | - | - | - | - | - | - | - | - | - |
| Repayment of Short Term Borrowings to Parent | - | - | - | - | - | - | - | - | - | - |
| Capitalized Debt Issuance Costs | - | - | - | - | - | - | - | - | - | - |
| Reorganization Items | - | - | - | - | - | - | - | - | - | - |
| Other | - | - | - | - | - | - | - | - | - | - |
| New Equity / Dividend | - | - | - | - | - | - | - | - | - | - |
| Distribution to Noncontrolling Interest | - | - | - | - | - | - | - | - | - | - |
| **Net Cash Provided by Financing Activities** | **303,271** | **183,148** | **205,744** | **(364,411)** | **327,752** | **238,649** | **30,250** | **269,642** | **(480,335)** | **58,206** |
| Effect of Exchange Rate on Cash & Cash Equivalents | - | - | - | - | - | - | - | - | - | - |
| **Cash and Cash Equivalents:** | | | | | | | | | | |
| Net / (Decrease) During Period | (34,993) | 0 | (0) | (0) | (34,993) | (0) | (0) | (0) | 0 | 0 |
| Cash & Cash Equivalents, Beginning | 74,993 | 40,000 | 40,000 | 40,000 | 74,993 | 40,000 | 40,000 | 40,000 | 40,000 | 40,000 |
| **Cash & Cash Equivalents, End** | $ 40,000 | $ 40,000 | $ 40,000 | $ 40,000 | $ 40,000 | $ 40,000 | $ 40,000 | $ 40,000 | $ 40,000 | $ 40,000 |

**Project Sunrise**
**FY2018 to FY2019 Bridge - US Only**
***$ in thousands***

| | FY2018 | "Baseline" to "Adjusted" Bridging Items | | | | | | | | | | FY2018 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | Wave 1 Store Closures | | | Wave 2 Store Closures | | | Other | | | | |
| | U.S. "Baseline" (791 Stores) | Removal of Contribution (Feb - Jan) | Build Buyback Reclassification to Interest | GoB Costs (P&L Impact Only) | Removal of Contribution (Apr - Jan) | Build Buyback Reclassification to Interest | GoB Costs (P&L Impact Only) | Knock-On / Transfer Sales | Rent Concessions | SG&A Rationalization | Credit Card Income Reduction | U.S. "Adjusted" (411 Stores) |
| **REVENUE** | | | | | | | | | | | | |
| **Total B&M Sales** | 5,134,662 | (671,069) | - | - | (1,168,837) | - | - | 89,240 | - | - | - | 3,383,996 |
| **Total Dotcom Sales** | 1,126,163 | - | - | - | - | - | - | - | - | - | - | 1,126,163 |
| **Total Sales** | 6,260,825 | (671,069) | - | - | (1,168,837) | - | - | 89,240 | - | - | - | 4,510,159 |
| **COGS** | | | | | | | | | | | | |
| **Total B&M COGS** | (3,504,189) | 465,409 | - | - | 802,149 | - | - | (68,715) | - | - | - | (2,305,346) |
| **Total Dotcom COGS** | (949,785) | - | - | - | - | - | - | - | - | - | - | (949,785) |
| **Total COGS** | (4,453,973) | 465,409 | - | - | 802,149 | - | - | (68,715) | - | - | - | (3,255,131) |
| **MARGIN** | | | | | | | | | | | | |
| **Total B&M Margin** | 1,630,473 | (205,661) | - | - | (366,687) | - | - | 20,525 | - | - | - | 1,078,650 |
| **Total Dotcom Margin** | 176,379 | - | - | - | - | - | - | - | - | - | - | 176,379 |
| **Royalty & Franchise Margin** | - | - | - | - | - | - | - | - | - | - | - | - |
| **Total Merchandising Margin** | 1,806,851 | (205,661) | - | - | (366,687) | - | - | 20,525 | - | - | - | 1,255,029 |
| **OVERHEAD EXPENSES** | | | | | | | | | | | | |
| **Total Brick & Mortar** | (1,234,567) | 222,338 | (2,813) | - | 311,012 | (13,572) | - | - | 9,000 | 58,519 | - | (650,083) |
| **Total Dotcom** | (50,525) | - | - | - | - | - | - | - | - | - | - | (50,525) |
| **SG&A - Advertising** | (254,000) | - | - | - | - | - | - | - | - | 111,428 | - | (142,572) |
| **Total Distribution Center** | (233,574) | 13,348 | - | - | 23,242 | - | - | - | - | 20,021 | - | (176,964) |
| **Total Regional Office** | (38,000) | - | - | - | - | - | - | - | - | 14,381 | - | (23,619) |
| **Total GRC RHQ** | (95,520) | - | - | - | - | - | - | - | - | 19,166 | (18,000) | (94,354) |
| **Flash EBITDA** | (99,335) | 30,025 | (2,813) | - | (32,433) | (13,572) | - | 20,525 | 9,000 | 223,515 | (18,000) | 116,912 |
| **Total Corporate Overhead** | (256,393) | - | - | - | - | - | - | - | - | 27,649 | - | (228,744) |
| **Total Surplus** | 4,669 | - | - | - | - | - | - | - | - | (3,542) | - | 1,127 |
| One-Times Reversal | - | - | - | - | - | - | - | - | - | - | - | - |
| **Pre-InterCompany EBITDA** | (351,059) | 30,025 | (2,813) | - | (32,433) | (13,572) | - | 20,525 | 9,000 | 247,622 | (18,000) | (110,705) |
| **Total InterCompany** | 48,563 | - | - | - | - | - | - | - | - | - | - | 48,563 |
| **EBITDA** | (302,497) | 30,025 | (2,813) | - | (32,433) | (13,572) | - | 20,525 | 9,000 | 247,622 | (18,000) | (62,142) |
| Depreciation & Amortization | (206,852) | - | - | - | - | - | - | - | - | - | - | (206,852) |
| Interest (Income) / Expense | (213,830) | - | 2,813 | - | - | 13,572 | - | - | - | - | - | (197,445) |
| **Pre-Tax Income** | (723,179) | 30,025 | - | - | (32,433) | - | - | 20,525 | 9,000 | 247,622 | (18,000) | (466,440) |
| Professional Fees | (162,769) | - | - | - | - | - | - | - | - | - | - | (162,769) |
| Other | - | - | - | (76,897) | - | - | (50,644) | - | - | - | - | (127,540) |
| **Total Restructuring Expenses** | (162,769) | - | - | (76,897) | - | - | (50,644) | - | - | - | - | (290,309) |
| Income Tax Expense | 1,432 | - | - | - | - | - | - | - | - | - | - | 1,432 |
| **Net Income / (Loss)** | (884,516) | 30,025 | - | (76,897) | (32,433) | - | (50,644) | 20,525 | 9,000 | 247,622 | (18,000) | (755,317) |

Project Sunrise
FY2018 to FY2019 Bridge - US Only
*$ in thousands*

| | FY2018 U.S. "Adjusted" (411 Stores) | "Adjusted" to "Run-Rate" Bridging Items – Wave 2 Store Closures: Removal of Contribution (Feb - Mar) | "Adjusted" to "Run-Rate" Bridging Items – Other: Annualization of Build Buyback Reclassification to Interest | Other: Annualization of SG&A Rationalization | Other: Removal of Non-Recurring Items | Other: Rent Concessions Step-Down | Other: Credit Card Income Reduction | FY2018 U.S. "Run-Rate" (Annualized 411 Stores) | Bridging Items U.S. FY2018 to FY2019 Variance | FY2019 U.S. Annualized 411 Stores |
|---|---|---|---|---|---|---|---|---|---|---|
| **REVENUE** | | | | | | | | | | |
| **Total B&M Sales** | 3,383,996 | (185,611) | - | - | - | - | - | 3,198,385 | 171,791 | 3,370,176 |
| **Total Dotcom Sales** | 1,126,163 | - | - | - | - | - | - | 1,126,163 | 168,206 | 1,294,370 |
| **Total Sales** | 4,510,159 | (185,611) | - | - | - | - | - | 4,324,548 | 339,997 | 4,664,545 |
| **COGS** | | | | | | | | | | |
| **Total B&M COGS** | (2,305,346) | 124,346 | - | - | - | - | - | (2,181,000) | 59,211 | (2,121,789) |
| **Total Dotcom COGS** | (949,785) | - | - | - | - | - | - | (949,785) | (81,649) | (1,031,434) |
| **Total COGS** | (3,255,131) | 124,346 | - | - | - | - | - | (3,130,785) | (22,438) | (3,153,223) |
| **MARGIN** | | | | | | | | | | |
| **Total B&M Margin** | 1,078,650 | (61,265) | - | - | - | - | - | 1,017,385 | 231,002 | 1,248,387 |
| **Total Dotcom Margin** | 176,379 | - | - | - | - | - | - | 176,379 | 86,557 | 262,936 |
| **Royalty & Franchise Margin** | - | - | - | - | - | - | - | - | - | - |
| **Total Merchandising Margin** | 1,255,029 | (61,265) | - | - | - | - | - | 1,193,763 | 317,559 | 1,511,323 |
| **OVERHEAD EXPENSES** | | | | | | | | | | |
| **Total Brick & Mortar** | (650,083) | 51,195 | (2,714) | 2,677 | - | (1,500) | - | (600,425) | (12,687) | (613,112) |
| **Total Dotcom** | (50,525) | - | - | - | - | - | - | (50,525) | (562) | (51,088) |
| **SG&A - Advertising** | (142,572) | - | - | - | - | - | - | (142,572) | (1,563) | (144,135) |
| **Total Distribution Center** | (176,964) | 3,605 | - | 5,650 | - | - | - | (167,709) | (2,232) | (169,941) |
| **Total Regional Office** | (23,619) | - | - | 2,550 | - | - | - | (21,069) | (230) | (21,299) |
| **Total GRC RHQ** | (94,354) | - | - | 12,370 | - | - | (6,000) | (87,984) | (695) | (88,679) |
| **Flash EBITDA** | 116,912 | (6,465) | (2,714) | 23,247 | - | (1,500) | (6,000) | 123,480 | 299,589 | 423,068 |
| **Total Corporate Overhead** | (228,744) | - | - | 24,935 | - | - | - | (203,808) | (2,202) | (206,010) |
| **Total Surplus** | 1,127 | - | - | - | - | - | - | 1,127 | 16 | 1,143 |
| One-Times Reversal | - | - | - | - | - | - | - | - | - | - |
| **Pre-InterCompany EBITDA** | (110,705) | (6,465) | (2,714) | 48,182 | - | (1,500) | (6,000) | (79,202) | 297,403 | 218,201 |
| **Total InterCompany** | 48,563 | - | - | - | - | - | - | 48,563 | (14,110) | 34,453 |
| **EBITDA** | (62,142) | (6,465) | (2,714) | 48,182 | - | (1,500) | (6,000) | (30,639) | 283,293 | 252,654 |
| Depreciation & Amortization | (206,852) | - | - | - | - | - | - | (206,852) | - | (206,852) |
| Interest (Income) / Expense | (197,445) | - | 2,714 | - | - | - | - | (194,731) | 11,111 | (183,619) |
| **Pre-Tax Income** | (466,440) | (6,465) | - | 48,182 | - | (1,500) | (6,000) | (432,222) | 294,405 | (137,818) |
| Professional Fees | (162,769) | - | - | - | 149,652 | - | - | (13,117) | 13,117 | - |
| Other | (127,540) | - | - | - | 127,540 | - | - | - | - | - |
| **Total Restructuring Expenses** | (290,309) | - | - | - | 277,192 | - | - | (13,117) | 13,117 | - |
| Income Tax Expense | 1,432 | - | - | - | - | - | - | 1,432 | - | 1,432 |
| **Net Income / (Loss)** | (755,317) | (6,465) | - | 48,182 | 277,192 | (1,500) | (6,000) | (443,907) | 307,522 | (136,385) |

**Project Sunrise**
**U.S. Liquidity Schedule**
***$ in 000s***

| | Forecast<br>P12-2017<br>2/3/2018 | Forecast<br>P1-2018<br>3/3/2018 | Forecast<br>P2-2018<br>3/31/2018 | Forecast<br>P3-2018<br>5/5/2018 | Forecast<br>P4-2018<br>6/2/2018 | Forecast<br>P5-2018<br>6/30/2018 | Forecast<br>P6-2018<br>8/4/2018 | Forecast<br>P7-2018<br>9/1/2018 | Forecast<br>P8-2018<br>9/29/2018 | Forecast<br>P9-2018<br>11/3/2018 | Forecast<br>P10-2018<br>12/1/2018 | Forecast<br>P11-2018<br>12/29/2018 | Forecast<br>P12-2018<br>2/2/2019 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **CASH FLOW ACTIVITIES** | | | | | | | | | | | | | |
| **Operating Activities** | | | | | | | | | | | | | |
| Pre-InterCompany EBITDA | $3,872 | ($26,186) | ($5,169) | ($25,846) | ($20,380) | ($18,966) | ($19,465) | ($15,956) | ($25,786) | ($27,803) | ($54,116) | $131,074 | ($2,106) |
| Accounts and Other Receivables | 197,599 | (13,521) | (1,064) | 18,208 | 8,090 | 10,405 | (3,706) | 339 | (2,616) | (8,311) | (40,666) | 10,059 | 49,025 |
| Merchandise Inventories | 10,106 | 26,809 | 158,541 | 188,989 | 109,946 | 13,530 | (39,725) | (91,988) | (119,069) | (221,242) | 58,085 | 445,216 | 44,749 |
| Prepaid Expenses and Other Operating Assets | 83,603 | 16,602 | (3,119) | 4,051 | 6,443 | 1,444 | 15,794 | (4,379) | (17,517) | (1,842) | 426 | 13,988 | 86 |
| Accounts Payable | (198,443) | (99,687) | (71,136) | (118,933) | (46,770) | (14,462) | 15,027 | 104,368 | 197,397 | 107,203 | 20,453 | (18,419) | (194,349) |
| Accrued Expenses | (161,531) | 927 | 10,821 | (37,135) | (22,360) | (1,628) | (2,606) | 3,869 | (7,823) | 36,306 | 51,207 | 97,627 | (147,007) |
| ITASSA - InterCompany | 11,152 | 3,369 | 3,370 | 3,665 | 3,654 | 3,810 | 4,143 | 3,609 | 3,330 | 4,090 | 3,273 | 3,271 | 8,481 |
| Other Operating | 69 | 66 | 104 | (5) | 82 | 55 | 77 | 766 | 67 | (435) | (40) | 52 | 69 |
| Income Tax Benefit / (Expense) | -- | 4,433 | 3,468 | (6,906) | 3,643 | 3,142 | (7,658) | (289) | (5,737) | 8,164 | (2,740) | 1,912 | -- |
| **Total Operating Activities** | **($53,573)** | **($87,189)** | **$95,815** | **$26,088** | **$42,349** | **($2,668)** | **($38,118)** | **$340** | **$22,247** | **($103,869)** | **$35,882** | **$684,779** | **($241,051)** |
| **Investing Activities** | | | | | | | | | | | | | |
| Capital Expenditures | ($9,567) | ($7,417) | ($7,417) | ($7,417) | ($8,250) | ($8,250) | ($8,250) | ($8,250) | ($8,250) | ($8,250) | ($8,250) | ($8,250) | ($8,250) |
| Unlevered Free Cash Flow by Period | ($63,141) | ($94,606) | $88,398 | $18,672 | $34,099 | ($10,918) | ($46,368) | ($7,910) | $13,997 | ($112,119) | $27,632 | $676,529 | ($249,301) |
| Cumulative Unlevered Free Cash Flow | (63,141) | (157,746) | (69,348) | (50,677) | (16,578) | (27,495) | (73,863) | (81,773) | (67,776) | (179,895) | (152,262) | 524,267 | 274,965 |
| **Financing Activities (excl. ABL Activity)** | | | | | | | | | | | | | |
| US DIP ABL Cash Interest and Fees | ($684) | ($263) | ($1,326) | ($1,588) | ($1,034) | ($1,765) | ($2,112) | ($1,624) | ($2,308) | ($2,570) | ($2,211) | ($1,770) | ($1,220) |
| US DIP FILO Cash Interest | (1,683) | (1,683) | (1,683) | (1,683) | (1,683) | (1,683) | (1,683) | (1,683) | (1,683) | (1,683) | (1,683) | (1,683) | (1,683) |
| DIP Term Loan Cash Interest | (3,779) | (3,779) | (3,779) | (3,779) | (3,779) | (3,779) | (3,779) | (3,779) | (3,779) | (3,779) | (3,779) | (3,779) | (3,779) |
| PropCo 1 Debt Payment & Cash Interest | -- | -- | (4,478) | (4,478) | (4,325) | (4,325) | (4,325) | (4,325) | (4,325) | (4,325) | (4,325) | (4,325) | (4,325) |
| PropCo 2 Debt Payment & Cash Interest | (10,941) | -- | (5,511) | (5,487) | (5,512) | (5,512) | (5,489) | (5,514) | (5,514) | (5,491) | (5,515) | (5,516) | (5,494) |
| Mezzanine Cash Interest | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- |
| Other Cash Interest | (1,566) | (1,566) | (208) | (208) | (208) | (208) | (208) | (208) | (208) | (208) | (208) | (208) | (208) |
| **Total Financing Activities** | **($18,653)** | **($7,291)** | **($16,985)** | **($17,223)** | **($16,541)** | **($17,273)** | **($17,597)** | **($17,133)** | **($17,818)** | **($18,057)** | **($17,722)** | **($17,281)** | **($16,709)** |
| **Restructuring and Reorganization Activities** | | | | | | | | | | | | | |
| Professional Fees | ($16,653) | ($14,592) | ($16,890) | ($14,004) | ($14,126) | ($16,280) | ($13,177) | ($12,913) | ($13,617) | ($11,267) | ($11,267) | ($13,367) | ($11,267) |
| Store Closure Expenses | -- | (25,199) | (35,657) | (38,753) | (27,931) | -- | -- | -- | -- | -- | -- | -- | -- |
| Critical and Foreign Vendor Payments | (51,140) | (48,032) | (36,842) | (50,307) | (8,615) | (2,065) | (1,900) | -- | -- | -- | -- | -- | -- |
| Adequate Protection Payments | (12,261) | (5,537) | (6,131) | (5,933) | (6,131) | (5,933) | (6,131) | (6,131) | -- | -- | -- | -- | -- |
| Other Restructuring and Reorganization Payments | (119,575) | (4,784) | (3,187) | (3,381) | (2,492) | (2,419) | (1,352) | (1,060) | (927) | (789) | (682) | (1,175) | (978) |
| **Total Restructuring and Reorganization Activities** | **($199,629)** | **($98,145)** | **($98,706)** | **($112,378)** | **($59,295)** | **($26,696)** | **($22,559)** | **($20,104)** | **($14,544)** | **($12,056)** | **($11,949)** | **($14,542)** | **($12,245)** |
| **Total Cash Flow** | **($281,423)** | **($200,042)** | **($27,293)** | **($110,929)** | **($41,737)** | **($54,887)** | **($86,524)** | **($45,146)** | **($18,366)** | **($142,232)** | **($2,039)** | **$644,706** | **($278,256)** |
| **LIQUIDITY SCHEDULE** | | | | | | | | | | | | | |
| **Cash Schedule** | | | | | | | | | | | | | |
| Beginning Cash Balance | $356,416 | $74,993 | $40,000 | $40,000 | $40,000 | $40,000 | $40,000 | $40,000 | $40,000 | $40,000 | $40,000 | $40,000 | $40,000 |
| Net Cash Flow | (281,423) | (200,042) | (27,293) | (110,929) | (41,737) | (54,887) | (86,524) | (45,146) | (18,366) | (142,232) | (2,039) | 644,706 | (278,256) |
| DIP ABL Borrowings / (Paydowns) | -- | 165,049 | 27,293 | 110,929 | 41,737 | 54,887 | 86,524 | 45,146 | 18,366 | 142,232 | 2,039 | (644,706) | 278,256 |
| **Ending Cash Balance** | **$74,993** | **$40,000** | **$40,000** | **$40,000** | **$40,000** | **$40,000** | **$40,000** | **$40,000** | **$40,000** | **$40,000** | **$40,000** | **$40,000** | **$40,000** |
| **DIP ABL Schedule** | | | | | | | | | | | | | |
| Beginning DIP ABL Balance | -- | -- | $165,049 | $192,342 | $303,271 | $345,008 | $399,895 | $486,419 | $531,565 | $549,931 | $692,163 | $694,202 | $49,496 |
| Borrowings / (Paydowns) | -- | 165,049 | 27,293 | 110,929 | 41,737 | 54,887 | 86,524 | 45,146 | 18,366 | 142,232 | 2,039 | (644,706) | 278,256 |
| **Ending DIP ABL Balance** | **--** | **$165,049** | **$192,342** | **$303,271** | **$345,008** | **$399,895** | **$486,419** | **$531,565** | **$549,931** | **$692,163** | **$694,202** | **$49,496** | **$327,752** |
| **Liquidity Schedule** | | | | | | | | | | | | | |
| Facility Size | $1,550,000 | $1,550,000 | $1,550,000 | $1,550,000 | $1,550,000 | $1,550,000 | $1,550,000 | $1,550,000 | $1,550,000 | $1,550,000 | $1,550,000 | $1,550,000 | $1,550,000 |
| Net Borrowing Base | 755,924 | 658,194 | 630,160 | 493,681 | 432,557 | 382,152 | 378,747 | 449,194 | 589,060 | 765,404 | 812,641 | 549,936 | 311,241 |
| **Maximum Borrowing Availability** | **$755,924** | **$658,194** | **$630,160** | **$493,681** | **$432,557** | **$382,152** | **$378,747** | **$449,194** | **$589,060** | **$765,404** | **$812,641** | **$549,936** | **$311,241** |
| Less: ABL Balance | -- | (165,049) | (192,342) | (303,271) | (345,008) | (399,895) | (486,419) | (531,565) | (549,931) | (692,163) | (694,202) | (49,496) | (327,752) |
| Less: LCs | (179,685) | (92,576) | (92,576) | (92,576) | (92,576) | (92,576) | (92,576) | (92,576) | (92,576) | (92,576) | (92,576) | (92,576) | (92,576) |
| Less: Liquidity Block | (90,000) | (90,000) | (90,000) | (90,000) | (90,000) | (90,000) | (90,000) | (90,000) | (90,000) | (90,000) | (90,000) | (90,000) | (90,000) |
| **Excess Borrowing Availability** | **$486,239** | **$310,570** | **$255,243** | **$7,835** | **($95,027)** | **($200,319)** | **($290,248)** | **($264,947)** | **($143,446)** | **($109,335)** | **($64,137)** | **$317,865** | **($199,087)** |
| **Book Cash** | **$74,993** | **$40,000** | **$40,000** | **$40,000** | **$40,000** | **$40,000** | **$40,000** | **$40,000** | **$40,000** | **$40,000** | **$40,000** | **$40,000** | **$40,000** |
| **Total Liquidity** | **$561,231** | **$350,570** | **$295,243** | **$47,835** | **($55,027)** | **($160,319)** | **($250,248)** | **($224,947)** | **($103,446)** | **($69,335)** | **($24,137)** | **$357,865** | **($159,087)** |

Project Sunrise U.S. Liquidity Schedule $ in 000s Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast P12019 P22019 P32019 P42019 P52019 P62019 P72019 P82019 P92019 P102019 P112019 P122019 3/2/2019 3/30/2019 5/4/2019 6/1/2019 6/29/2019 8/3/2019 8/31/2019 9/28/2019 11/2/2019 11/30/2019 12/28/2019 2/1/2020 P122017 FY2018 FY2019 CASH FLOW ACTIVITIES Operating Activities PreInterCompany EBITDA ($1,277) $20,326 $9,794 $3,674 $4,536 $14,993 $4,242 ($7,163) ($9,946) ($19,789) $196,222 $2,589 $3,872 ($110,705) $218,201 Accounts and Other Receivables (21,470) (4,317) (5,198) 9,670 11,556 (3,995) 2,782 (2,820) (9,152) (42,327) 10,848 51,868 197,599 26,243 (2,555) Merchandise Inventories 36,067 (27,866) 59,737 1,027 (31,475) (16,215) (121,637) (151,410) (290,590) 50,210 542,029 (91,734) 10,106 573,843 (41,858) Prepaid Expenses and Other Operating Assets (1,469) (2,948) (7,367) 5,974 822 14,852 (4,788) (17,905) (2,335) 280 13,854 725 83,603 31,979 (305) Accounts Payable (200,371) 7,313 (31,748) 4,914 11,735 27,124 114,296 212,559 42,561 70,378 (100,382) (146,196) (198,443) (119,308) 12,183 Accrued Expenses 18,730 10,821 (37,135) (22,360) (1,628) (2,606) 3,869 (7,823) 36,306 51,207 97,627 (147,007) (161,531) (17,802) ITASSA InterCompany 2,459 2,459 1,435 2,644 2,779 2,901 2,537 2,399 2,848 2,279 2,278 6,937 11,152 48,066 33,956 Other Operating 66 104 (5) 82 55 77 766 67 (435) (40) 52 69 69 858 858 Income Tax Benefit / (Expense) 4,433 3,468 (6,906) 3,643 3,142 (7,658) (289) (5,737) 8,164 (2,740) 1,912 1,432 1,432 Total Operating Activities ($162,833) $9,359 ($17,392) $9,270 $1,522 $29,473 $1,779 $22,167 ($222,579) $109,458 $764,439 ($322,749) ($53,573) $434,606 $221,913 Investing Activities Capital Expenditures ($7,417) ($7,417) ($7,417) ($8,250) ($8,250) ($8,250) ($8,250) ($8,250) ($8,250) ($8,250) ($8,250) ($8,250) ($9,567) ($96,500) ($96,500) Unlevered Free Cash Flow by Period ($170,249) $1,942 ($24,809) $1,020 ($6,728) $21,223 ($6,471) $13,917 ($230,829) $101,208 $756,189 ($330,999) ($63,141) $338,106 $125,413 Cumulative Unlevered Free Cash Flow 104,716 106,658 81,850 82,870 76,141 97,364 90,893 104,810 (126,020) (24,812) 731,377 400,378 (63,141) 274,965 400,378 Financing Activities (excl. ABL Activity) US DIP ABL Cash Interest and Fees ($1,340) ($2,227) ($2,351) ($1,829) ($2,464) ($2,464) ($1,938) ($2,558) ($2,903) ($2,627) ($1,891) ($1,244) ($684) ($19,792) ($25,836) US DIP FILO Cash Interest (1,683) (1,683) (1,683) (1,683) (1,683) (1,683) (1,683) (1,683) (1,683) (1,683) (1,683) (1,683) (1,683) (20,196) (20,196) DIP Term Loan Cash Interest (3,779) (3,779) (3,779) (3,779) (3,779) (3,779) (3,779) (3,779) (3,779) (3,779) (3,779) (3,779) (3,779) (45,352) (45,352) PropCo 1 Debt Payment & Cash Interest (4,325) (4,325) (4,325) (4,172) (4,172) (4,172) (4,172) (4,172) (4,172) (4,172) (4,172) (4,172) (47,877) (50,519) PropCo 2 Debt Payment & Cash Interest (2,410) (2,394) (2,377) (2,361) (2,345) (2,328) (2,312) (2,295) (2,278) (2,262) (2,245) (2,228) (10,941) (60,555) (27,835) Mezzanine Cash Interest (816) (816) (816) (816) (816) (816) (816) (816) (816) (816) (816) (816) (9,788) Other Cash Interest (208) (208) (208) (208) (208) (208) (208) (208) (208) (208) (208) (1,800) (1,566) (3,858) (4,092) Total Financing Activities ($14,561) ($15,432) ($15,540) ($14,848) ($15,466) ($15,450) ($14,908) ($15,511) ($15,840) ($15,547) ($14,794) ($15,721) ($18,653) ($197,630) ($183,619) Restructuring and Reorganization Activities Professional Fees ($16,653) ($162,769) Store Closure Expenses (127,540) Critical and Foreign Vendor Payments (51,140) (147,761) Adequate Protection Payments (12,261) (41,925) Other Restructuring and Reorganization Payments (119,575) (23,225) Total Restructuring and Reorganization Activities ($199,629) ($503,221) Total Cash Flow ($184,811) ($13,490) ($40,348) ($13,829) ($22,195) $5,773 ($21,379) ($1,594) ($246,669) $85,661 $741,395 ($346,720) ($281,423) ($362,744) ($58,206) LIQUIDITY SCHEDULE Cash Schedule Beginning Cash Balance $40,000 $40,000 $40,000 $40,000 $40,000 $40,000 $40,000 $40,000 $40,000 $40,000 $40,000 $40,000 $356,416 $74,993 $40,000 Net Cash Flow (184,811) (13,490) (40,348) (13,829) (22,195) 5,773 (21,379) (1,594) (246,669) 85,661 741,395 (346,720) (281,423) (362,744) (58,206) DIP ABL Borrowings / (Paydowns) 184,811 13,490 40,348 13,829 22,195 (5,773) 21,379 1,594 246,669 (85,661) (741,395) 346,720 327,752 58,206 Ending Cash Balance $40,000 $40,000 $40,000 $40,000 $40,000 $40,000 $40,000 $40,000 $40,000 $40,000 $40,000 $40,000 $74,993 $40,000 $40,000 DIP ABL Schedule Beginning DIP ABL Balance $327,752 $512,562 $526,052 $566,400 $580,229 $602,424 $596,651 $618,030 $619,624 $866,293 $780,632 $39,238 $327,752 Borrowings / (Paydowns) 184,811 13,490 40,348 13,829 22,195 (5,773) 21,379 1,594 246,669 (85,661) (741,395) 346,720 327,752 58,206 Ending DIP ABL Balance $512,562 $526,052 $566,400 $580,229 $602,424 $596,651 $618,030 $619,624 $866,293 $780,632 $39,238 $385,958 $327,752 $385,958 Liquidity Schedule Facility Size $1,550,000 $1,550,000 $1,550,000 $1,550,000 $1,550,000 $1,550,000 $1,550,000 $1,550,000 $1,550,000 $1,550,000 $1,550,000 $1,550,000 $1,550,000 $1,550,000 $1,550,000 Net Borrowing Base 338,481 341,611 338,529 303,535 304,143 299,457 377,381 537,049 763,664 826,220 498,559 334,180 755,924 311,241 334,180 Maximum Borrowing Availability $338,481 $341,611 $338,529 $303,535 $304,143 $299,457 $377,381 $537,049 $763,664 $826,220 $498,559 $334,180 $755,924 $311,241 $334,180 Less: ABL Balance (512,562) (526,052) (566,400) (580,229) (602,424) (596,651) (618,030) (619,624) (866,293) (780,632) (39,238) (385,958) (327,752) (385,958) Less: LCs (92,576) (92,576) (92,576) (92,576) (92,576) (92,576) (92,576) (92,576) (92,576) (92,576) (92,576) (92,576) (179,685) (92,576) (92,576) Less: Liquidity Block (90,000) (90,000) (90,000) (90,000) (90,000) (90,000) (90,000) (90,000) (90,000) (90,000) (90,000) (90,000) (90,000) (90,000) (90,000) Excess Borrowing Availability ($356,657) ($367,017) ($410,447) ($459,269) ($480,856) ($479,770) ($423,224) ($265,150) ($285,205) ($136,988) $276,746 ($234,354) $486,239 ($199,087) ($234,354) Book Cash $40,000 $40,000 $40,000 $40,000 $40,000 $40,000 $40,000 $40,000 $40,000 $40,000 $40,000 $40,000 $74,993 $40,000 $40,000 Total Liquidity ($316,657) ($327,017) ($370,447) ($419,269) ($440,856) ($439,770) ($383,224) ($225,150) ($245,205) ($96,988) $316,746 ($194,354) $561,231 ($159,087) ($194,354)

Project Sunrise ABL Borrowing Base $ in USD Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast P122017 P12018 P22018 P32018 P42018 P52018 P62018 P72018 P82018 P92018 P102018 P112018 P122018 2/3/2018 3/3/2018 3/31/2018 5/5/2018 6/2/2018 6/30/2018 8/4/2018 9/1/2018 9/29/2018 11/3/2018 12/1/2018 12/29/2018 2/2/2019 Domestic Borrowing Base: U.S. Credit Card Receivables Eligible US Credit Card Receivables 19,716,046 31,237,799 23,676,376 19,747,225 16,334,521 11,837,236 13,555,247 16,166,567 11,139,829 10,363,862 11,880,944 15,336,840 9,684,091 Credit Card Advance Rate 90.0% 90.0% 90.0% 90.0% 90.0% 90.0% 90.0% 90.0% 90.0% 90.0% 90.0% 90.0% 90.0% Credit Card Receivables Availability 17,744,441 28,114,019 21,308,739 17,772,503 14,701,069 10,653,513 12,199,722 14,549,910 10,025,846 9,327,476 10,692,850 13,803,156 8,715,682 U.S. TRU Inventory TRU Inventory 1,173,184,562 1,158,275,440 1,053,769,348 929,136,800 786,075,251 731,743,472 708,938,843 761,959,903 815,609,315 1,000,157,430 1,151,244,612 1,047,139,093 687,875,797 L/C Inventory Reduction to .com inventory for unreported sales (1 day) LCM Reserve (21,107,686) (1,228,911) (3,353,777) (3,296,923) (3,960,035) (4,936,513) (4,862,669) (6,280,376) (6,613,282) (9,533,352) (12,956,769) (18,686,073) (4,329,446) Shrink (56,569,619) (5,442,090) (5,573,713) (7,074,488) (7,176,097) (7,940,198) (9,485,580) (13,054,061) (13,348,014) (17,327,801) (18,896,030) (26,226,034) (17,414,734) Puerto Rico Inventory (3,497,134) (4,047,574) (6,322,616) (5,574,821) (4,716,452) (4,390,461) (4,253,633) (4,571,759) (4,893,656) (6,000,945) (6,907,468) (6,282,835) (4,127,255) Store Closure Reserve TRU (143,204,239) (7,887,620) (33,265,873) X&D Reserve TRU (19,057,043) Unbooked Adjust for Duplication of Imports and Other (4,825,549) (2,107,539) (1,858,274) (1,572,151) (1,463,487) (1,417,878) (1,523,920) (1,631,219) (2,000,315) (2,302,489) (2,094,278) (1,375,752) Total Eligible TRU Inventory 1,087,184,574 1,004,352,626 1,009,467,040 878,066,422 768,650,518 713,012,813 688,919,083 736,529,787 789,123,144 965,295,018 1,110,181,857 993,849,873 660,628,611 NOLV (Low Season/High Season) 74.9% 74.9% 74.9% 74.9% 74.9% 74.9% 74.9% 74.9% 82.7% 82.7% 82.7% 74.9% 74.9% LTV 90.0% 90.0% 90.0% 90.0% 90.0% 90.0% 90.0% 90.0% 90.0% 90.0% 90.0% 90.0% 90.0% Inventory Advance Rate 67.4% 67.4% 67.4% 67.4% 67.4% 67.4% 67.4% 67.4% 74.4% 74.4% 74.4% 67.4% 67.4% TRU Inventory Availability 733,088,558 677,234,976 680,683,625 592,080,188 518,301,044 480,784,540 464,538,138 496,642,035 587,265,444 718,372,553 826,197,338 670,152,969 445,461,872 Total intransit 101,852,292 128,734,338 56,622,849 37,292,913 34,219,206 45,483,709 72,987,025 114,917,814 154,109,198 185,877,349 107,201,836 44,910,824 59,719,271 Inventory Advance Rate 67.4% 67.4% 67.4% 67.4% 67.4% 67.4% 67.4% 67.4% 74.4% 74.4% 74.4% 67.4% 67.4% TRU Eligible Intransit 68,679,001 86,805,564 38,180,787 25,146,611 23,074,011 30,669,665 49,215,151 77,489,082 114,688,065 138,329,923 79,779,607 30,283,369 40,268,704 U.S. BRU Inventory BRU Inventory 249,859,968 243,035,957 221,774,720 191,704,946 164,711,816 154,795,843 152,236,246 158,147,195 170,132,774 182,614,180 190,168,582 168,856,643 146,157,363 LCM Reserve (1,497,355) (307,205) (512,377) (523,663) (837,301) (901,911) (879,953) (1,025,999) (1,116,331) (1,911,867) (2,466,478) (2,550,970) (491,650) Store Closure Reserve BRU (54,602,175) (11,831,430) (49,898,809) X&D Reserve BRU Shrink (11,515,643) (2,487,006) (1,857,140) (2,586,847) (2,838,827) (2,998,507) (3,389,865) (4,178,495) (4,400,569) (5,973,704) (6,155,398) (6,377,283) (5,042,780) Total Eligible BRU Inventory 236,846,970 185,639,571 207,573,773 138,695,627 161,035,689 150,895,425 147,966,428 152,942,700 164,615,874 174,728,609 181,546,706 159,928,390 140,622,932 NOLV 80.6% 80.2% 80.2% 80.2% 80.2% 80.2% 80.2% 80.2% 80.2% 80.6% 80.6% 80.6% 80.6% LTV 90.0% 90.0% 90.0% 90.0% 90.0% 90.0% 90.0% 90.0% 90.0% 90.0% 90.0% 90.0% 90.0% Inventory Advance Rate 72.5% 72.2% 72.2% 72.2% 72.2% 72.2% 72.2% 72.2% 72.2% 72.5% 72.5% 72.5% 72.5% BRU Inventory Availability 171,737,738 134,013,206 149,847,507 100,124,373 116,251,664 108,931,407 106,816,964 110,409,335 118,836,199 126,695,714 131,639,517 115,964,076 101,965,688 Total intransit 4,636,437 15,681,333 8,956,457 7,856,879 8,298,964 7,106,931 10,562,917 11,091,274 9,941,081 11,843,202 8,112,363 4,284,063 2,712,117 Inventory Advance Rate 72.5% 72.2% 72.2% 72.2% 72.2% 72.2% 72.2% 72.2% 72.2% 72.5% 72.5% 72.5% 72.5% BRU Eligible Intransit 3,361,880 11,320,354 6,465,667 5,671,881 5,991,022 5,130,494 7,625,370 8,006,791 7,176,466 8,587,506 5,882,274 3,106,374 1,966,556 Total Intransit Availability (Capped @ 12.5% of Combined Borrowing Base) 72,040,881 98,125,918 44,646,454 30,818,492 29,065,033 35,800,158 56,840,521 85,495,873 121,864,532 146,917,429 85,661,881 33,389,743 42,235,260 Total Tranche A Borrowing Base Availability before U.S. Reserves 994,611,619 937,488,119 896,486,324 740,795,556 678,318,810 636,169,618 640,395,345 707,097,154 837,992,021 1,001,313,171 1,054,191,585 833,309,943 598,378,502 Less: U.S. Availability Reserves Landlord Lien Reserve (2 mos, Rent) (PA, WA, VA) (3,068,924) (3,046,470) (3,057,697) (3,052,084) (3,054,890) (3,053,487) (3,054,189) (3,053,838) (3,054,013) (3,053,925) (3,053,969) (3,053,947) (3,053,958) Customer Liabilities (45% of Gift Cards Outstanding less dormancy reserve) (87,354,154) (77,590,566) (75,925,384) (50,927,888) (48,712,856) (51,905,669) (51,841,867) (53,613,229) (54,520,285) (52,992,194) (58,932,581) (69,736,846) (66,670,242) GFS Liability (Guest Fulfillment Services Pre sales/Special Orders) (15,484,200) (13,812,763) (11,444,519) (8,007,453) (7,521,935) (7,612,969) (8,325,085) (7,807,989) (8,068,006) (9,332,261) (15,479,202) (21,250,327) (10,574,776) Professional Fee Reserve Carve Out (20,000,000) (20,000,000) (20,000,000) (20,000,000) (20,000,000) (20,000,000) (20,000,000) (20,000,000) (20,000,000) (20,000,000) (20,000,000) (20,000,000) (20,000,000) Professional Fee Accrued / Unpaid Reserve (34,174,322) (25,660,365) (27,095,928) (22,325,873) (24,262,603) (25,154,472) (19,803,648) (19,881,115) (21,074,582) (17,157,648) (18,831,115) (20,504,582) Landed costs not yet paid (17,284,968) (14,547,706) (16,224,999) (11,408,285) (11,721,478) (10,874,179) (16,920,794) (22,296,712) (24,073,850) (23,330,999) (18,082,158) (20,983,502) (17,284,968) Royalties (714,116) (636,919) (350,000) (350,000) (350,000) (350,000) (350,000) (350,000) (350,000) (350,000) (350,000) (350,000) (350,000) Consignment (20,304,813) (5,775,347) (5,000,000) (5,000,000) (5,000,000) (5,000,000) (5,000,000) (5,000,000) (5,000,000) (5,000,000) (11,750,000) (11,750,000) (11,750,000) Texas Tax Reserve (4,970,959) (5,146,500) (428,875) (857,750) (1,286,625) (1,715,500) (2,144,375) (2,573,250) (3,002,125) (3,431,000) (3,859,875) (4,288,750) (4,717,625) TRU ABL Reserve NOLV Hilco Guidance (28,701,366) (19,189,618) (16,476,468) (14,451,655) (13,652,937) (13,714,310) (15,326,057) (16,978,182) (20,721,103) (21,912,906) (18,697,693) (12,966,262) BRU ABL Reserve NOLV Hilco Guidance (5,846,316) (3,956,918) (4,572,036) (4,266,064) (4,280,292) (4,428,917) (4,713,038) (5,037,439) (5,120,795) (4,433,736) (3,870,046) Domestic Tranche A1 Pushdown Reserve (69,505,972) (75,862,070) (83,198,276) (99,981,729) (106,764,710) (111,324,098) (110,863,055) (103,649,390) (89,291,370) (71,586,031) (65,851,498) (89,997,775) (115,395,431) Total U.S. Availability Reserves (238,688,105) (279,294,029) (266,326,049) (247,114,501) (245,762,057) (254,017,505) (261,648,438) (257,903,031) (248,931,985) (235,909,533) (241,550,633) (283,373,691) (287,137,890) Total Domestic Borrowing Base 755,923,513 658,194,090 630,160,275 493,681,055 432,556,752 382,152,112 378,746,907 449,194,123 589,060,036 765,403,638 812,640,951 549,936,252 311,240,613

Project Sunrise ABL Borrowing Base $ in USD Forecast Forecast Forecast Forecast Forecast Q12019 Q22019 Q32019 Q42019 5/4/2019 8/3/2019 11/2/2019 2/1/2020 FY2019 Domestic Borrowing Base: U.S. Credit Card Receivables Eligible US Credit Card Receivables 20,419,868 15,037,350 11,074,462 10,221,374 10,221,374 Credit Card Advance Rate 90.0% 90.0% 90.0% 90.0% 90.0% Credit Card Receivables Availability 18,377,881 13,533,615 9,967,016 9,199,237 9,199,237 U.S. TRU Inventory TRU Inventory 660,318,217 605,057,041 982,420,359 693,584,502 693,584,502 L/C Inventory Reduction to .com inventory for unreported sales (1 day) LCM Reserve (2,343,054) (4,150,135) (9,364,285) (4,365,376) (4,365,376) Shrink (5,027,692) (8,095,645) (17,020,505) (17,559,260) (17,559,260) Puerto Rico Inventory (3,961,909) (3,630,342) (5,894,522) (4,161,507) (4,161,507) Store Closure Reserve TRU X&D Reserve TRU Unbooked Adjust for Duplication of Imports and Other (1,320,636) (1,210,114) (1,964,841) (1,387,169) (1,387,169) Total Eligible TRU Inventory 647,664,925 587,970,805 948,176,207 666,111,190 666,111,190 NOLV (Low Season/High Season) 74.9% 74.9% 82.7% 74.9% 74.9% LTV 90.0% 90.0% 90.0% 90.0% 90.0% Inventory Advance Rate 67.4% 67.4% 74.4% 67.4% 67.4% TRU Inventory Availability 436,720,459 396,468,713 705,632,733 449,158,775 449,158,775 Total intransit 26,503,298 62,292,134 182,580,948 60,214,883 60,214,883 Inventory Advance Rate 67.4% 67.4% 74.4% 67.4% 67.4% TRU Eligible Intransit 17,871,174 42,003,586 135,876,741 40,602,896 40,602,896 U.S. BRU Inventory BRU Inventory 136,189,644 129,920,468 179,114,017 148,581,404 148,581,404 LCM Reserve (372,017) (750,963) (1,875,222) (499,804) (499,804) Store Closure Reserve BRU X&D Reserve BRU Shrink (1,837,729) (2,892,957) (5,859,206) (5,126,416) (5,126,416) Total Eligible BRU Inventory 133,979,898 126,276,548 171,379,589 142,955,184 142,955,184 NOLV 80.2% 80.2% 80.6% 80.6% 80.6% LTV 90.0% 90.0% 90.0% 90.0% 90.0% Inventory Advance Rate 72.2% 72.2% 72.5% 72.5% 72.5% BRU Inventory Availability 96,720,089 91,159,040 124,267,340 103,656,804 103,656,804 Total intransit 5,581,627 9,014,536 11,616,204 2,757,098 2,757,098 Inventory Advance Rate 72.2% 72.2% 72.5% 72.5% 72.5% BRU Eligible Intransit 4,029,377 6,507,594 8,422,909 1,999,171 1,999,171 Total Intransit Availability (Capped @ 12.5% of Combined Borrowing Base) 21,900,551 48,511,179 144,299,651 42,602,067 42,602,067 Total Tranche A Borrowing Base Availability before U.S. Reserves 573,718,979 549,672,548 984,166,740 604,616,883 604,616,883 Less: U.S. Availability Reserves Landlord Lien Reserve (2 mos, Rent) (PA, WA, VA) (3,053,954) (3,053,955) (3,053,955) (3,053,955) (3,053,955) Customer Liabilities (45% of Gift Cards Outstanding less dormancy reserve) (52,348,663) (57,506,692) (56,629,708) (70,386,505) (70,386,505) GFS Liability (Guest Fulfillment Services Pre sales/Special Orders) (8,230,843) (9,234,777) (9,972,851) (11,164,225) (11,164,225) Professional Fee Reserve Carve Out (20,000,000) (20,000,000) (20,000,000) (20,000,000) (20,000,000) Professional Fee Accrued / Unpaid Reserve Landed costs not yet paid (11,408,285) (16,920,794) (23,330,999) (17,284,968) (17,284,968) Royalties (350,000) (350,000) (350,000) (350,000) (350,000) Consignment (5,000,000) (5,000,000) (5,000,000) (11,750,000) (11,750,000) Texas Tax Reserve (857,750) (2,144,375) (3,431,000) (4,717,625) (4,717,625) TRU ABL Reserve NOLV Hilco Guidance (12,135,028) (11,704,733) (20,353,629) (13,073,869) (13,073,869) BRU ABL Reserve NOLV Hilco Guidance (3,768,161) (3,652,859) (4,940,886) (3,934,232) (3,934,232) Domestic Tranche A1 Pushdown Reserve (118,037,000) (120,647,625) (73,439,978) (114,721,419) (114,721,419) Total U.S. Availability Reserves (235,189,684) (250,215,810) (220,503,005) (270,436,797) (270,436,797) Total Domestic Borrowing Base 338,529,295 299,456,738 763,663,734 334,180,086 334,180,086

Project Sunrise FILO Borrowing Base $ in USD Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast P122017 P12018 P22018 P32018 P42018 P52018 P62018 P72018 P82018 P92018 P102018 P112018 P122018 2/3/2018 3/3/2018 3/31/2018 5/5/2018 6/2/2018 6/30/2018 8/4/2018 9/1/2018 9/29/2018 11/3/2018 12/1/2018 12/29/2018 2/2/2019 Domestic Borrowing Base: U.S. Credit Card Receivables Eligible US Credit Card Receivables 19,716,046 31,237,799 23,676,376 19,747,225 16,334,521 11,837,236 13,555,247 16,166,567 11,139,829 10,363,862 11,880,944 15,336,840 9,684,091 Credit Card Advance Rate 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% Credit Card Receivables Availability 1,971,605 3,123,780 2,367,638 1,974,723 1,633,452 1,183,724 1,355,525 1,616,657 1,113,983 1,036,386 1,188,094 1,533,684 968,409 U.S. TRU Inventory TRU Inventory 1,173,184,562 1,158,275,440 1,053,769,348 929,136,800 786,075,251 731,743,472 708,938,843 761,959,903 815,609,315 1,000,157,430 1,151,244,612 1,047,139,093 687,875,797 L/C Inventory Reduction to .com inventory for unreported sales (1 day) LCM Reserve (21,107,686) (1,228,911) (3,353,777) (3,296,923) (3,960,035) (4,936,513) (4,862,669) (6,280,376) (6,613,282) (9,533,352) (12,956,769) (18,686,073) (4,329,446) Shrink (56,569,619) (5,442,090) (5,573,713) (7,074,488) (7,176,097) (7,940,198) (9,485,580) (13,054,061) (13,348,014) (17,327,801) (18,896,030) (26,226,034) (17,414,734) Puerto Rico Inventory (3,497,134) (4,047,574) (6,322,616) (5,574,821) (4,716,452) (4,390,461) (4,253,633) (4,571,759) (4,893,656) (6,000,945) (6,907,468) (6,282,835) (4,127,255) Store Closure Reserve TRU (143,204,239) (7,887,620) (33,265,873) X&D Reserve TRU (19,057,043) Unbooked Adjust for Duplication of Imports and other (4,825,549) (2,107,539) (1,858,274) (1,572,151) (1,463,487) (1,417,878) (1,523,920) (1,631,219) (2,000,315) (2,302,489) (2,094,278) (1,375,752) Total Eligible TRU Inventory 1,087,184,574 1,004,352,626 1,009,467,040 878,066,422 768,650,518 713,012,813 688,919,083 736,529,787 789,123,144 965,295,018 1,110,181,857 993,849,873 660,628,611 NOLV (Low Season/High Season) 74.9% 74.9% 74.9% 74.9% 74.9% 74.9% 74.9% 74.9% 82.7% 82.7% 82.7% 74.9% 74.9% LTV 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% Inventory Advance Rate 7.5% 7.5% 7.5% 7.5% 7.5% 7.5% 7.5% 7.5% 8.3% 8.3% 8.3% 7.5% 7.5% TRU Inventory Availability 81,430,125 75,226,012 75,609,081 65,767,175 57,571,924 53,404,660 51,600,039 55,166,081 65,260,484 79,829,898 91,812,040 74,439,355 49,481,083 Total intransit 101,852,292 128,734,338 56,622,849 37,292,913 34,219,206 45,483,709 72,987,025 114,917,814 154,109,198 185,877,349 107,201,836 44,910,824 59,719,271 Inventory Advance Rate 7.5% 7.5% 7.5% 7.5% 7.5% 7.5% 7.5% 7.5% 8.3% 8.3% 8.3% 7.5% 7.5% TRU Eligible Intransit 7,628,737 9,642,202 4,241,051 2,793,239 2,563,019 3,406,730 5,466,728 8,607,344 12,744,831 15,372,057 8,865,592 3,363,821 4,472,973 U.S. BRU Inventory BRU Inventory 249,859,968 243,035,957 221,774,720 191,704,946 164,711,816 154,795,843 152,236,246 158,147,195 170,132,774 182,614,180 190,168,582 168,856,643 146,157,363 LCM Reserve (1,497,355) (307,205) (512,377) (523,663) (837,301) (901,911) (879,953) (1,025,999) (1,116,331) (1,911,867) (2,466,478) (2,550,970) (491,650) Store Closure Reserve BRU (54,602,175) (11,831,430) (49,898,809) X&D Reserve BRU Shrink (11,515,643) (2,487,006) (1,857,140) (2,586,847) (2,838,827) (2,998,507) (3,389,865) (4,178,495) (4,400,569) (5,973,704) (6,155,398) (6,377,283) (5,042,780) Total Eligible BRU Inventory 236,846,970 185,639,571 207,573,773 138,695,627 161,035,689 150,895,425 147,966,428 152,942,700 164,615,874 174,728,609 181,546,706 159,928,390 140,622,932 NOLV 80.6% 80.2% 80.2% 80.2% 80.2% 80.2% 80.2% 80.2% 80.2% 80.6% 80.6% 80.6% 80.6% LTV 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% Inventory Advance Rate 8.1% 8.0% 8.0% 8.0% 8.0% 8.0% 8.0% 8.0% 8.0% 8.1% 8.1% 8.1% 8.1% BRU Inventory Availability 19,089,866 14,888,294 16,647,417 11,123,389 12,915,062 12,101,813 11,866,908 12,266,005 13,202,193 14,083,126 14,632,665 12,890,228 11,334,208 Total intransit 4,636,437 15,681,333 8,956,457 7,856,879 8,298,964 7,106,931 10,562,917 11,091,274 9,941,081 11,843,202 8,112,363 4,284,063 2,712,117 Inventory Advance Rate 8.1% 8.0% 8.0% 8.0% 8.0% 8.0% 8.0% 8.0% 8.0% 8.1% 8.1% 8.1% 8.1% BRU Eligible Intransit 373,697 1,257,643 718,308 630,122 665,577 569,976 847,146 889,520 797,275 954,562 653,856 345,295 218,597 Total Intransit Availability 8,002,433 10,899,845 4,959,359 3,423,361 3,228,595 3,976,706 6,313,874 9,496,864 13,542,105 16,326,619 9,519,448 3,709,116 4,691,570 56% of the Required Availability Amount ($125MM) 70,000,000 70,000,000 70,000,000 70,000,000 70,000,000 70,000,000 70,000,000 70,000,000 70,000,000 70,000,000 70,000,000 70,000,000 70,000,000 TRU FILO Reserve NOLV Hilco Guidance (2,132,180) (1,830,719) (1,605,739) (1,516,993) (1,523,812) (1,702,895) (1,886,465) (2,302,345) (2,434,767) (2,077,521) (1,440,696) BRU FILO Reserve NOLV Hilco Guidance (649,591) (439,658) (508,004) (474,007) (475,588) (492,102) (523,671) (559,715) (568,977) (492,637) (430,005) Domestic Incremental Availability (Uncapped) 180,494,028 174,137,930 166,801,724 150,018,271 143,235,290 138,675,902 139,136,945 146,350,610 160,708,630 178,413,969 184,148,502 160,002,225 134,604,569 Domestic Incremental Availability 180,494,028 174,137,930 166,801,724 150,018,271 143,235,290 138,675,902 139,136,945 146,350,610 160,708,630 178,413,969 184,148,502 160,002,225 134,604,569 Less: Domestic Tranche A1 Loans 250,000,000 250,000,000 250,000,000 250,000,000 250,000,000 250,000,000 250,000,000 250,000,000 250,000,000 250,000,000 250,000,000 250,000,000 250,000,000 Domestic Incremental Excess Availability (69,505,972) (75,862,070) (83,198,276) (99,981,729) (106,764,710) (111,324,098) (110,863,055) (103,649,390) (89,291,370) (71,586,031) (65,851,498) (89,997,775) (115,395,431) Required Domestic Tranche A1 Pushdown Reserve (69,505,972) (75,862,070) (83,198,276) (99,981,729) (106,764,710) (111,324,098) (110,863,055) (103,649,390) (89,291,370) (71,586,031) (65,851,498) (89,997,775) (115,395,431)

**Project Sunrise**
**FILO - Borrowing Base**
***$ in USD***

| | Forecast<br>Q1-2019<br>5/4/2019 | Forecast<br>Q2-2019<br>8/3/2019 | Forecast<br>Q3-2019<br>11/2/2019 | Forecast<br>Q4-2019<br>2/1/2020 | Forecast<br><br>FY2019 |
|---|---|---|---|---|---|
| **Domestic Borrowing Base:** | | | | | |
| U.S. Credit Card Receivables | | | | | |
| Eligible US Credit Card Receivables | 20,419,868 | 15,037,350 | 11,074,462 | 10,221,374 | 10,221,374 |
| Credit Card Advance Rate | 10.0% | 10.0% | 10.0% | 10.0% | 10.0% |
| Credit Card Receivables Availability | 2,041,987 | 1,503,735 | 1,107,446 | 1,022,137 | 1,022,137 |
| | | | | | |
| U.S. TRU Inventory | | | | | |
| TRU Inventory | 660,318,217 | 605,057,041 | 982,420,359 | 693,584,502 | 693,584,502 |
| L/C Inventory | - | - | - | - | - |
| Reduction to .com inventory for unreported sales (1 day) | - | - | - | - | - |
| LCM Reserve | (2,343,054) | (4,150,135) | (9,364,285) | (4,365,376) | (4,365,376) |
| Shrink | (5,027,692) | (8,095,645) | (17,020,505) | (17,559,260) | (17,559,260) |
| Puerto Rico Inventory | (3,961,909) | (3,630,342) | (5,894,522) | (4,161,507) | (4,161,507) |
| Store Closure Reserve - TRU | - | - | - | - | - |
| X&D Reserve - TRU | - | - | - | - | - |
| Unbooked Adjust for Duplication of Imports and other | (1,320,636) | (1,210,114) | (1,964,841) | (1,387,169) | (1,387,169) |
| Total Eligible TRU Inventory | 647,664,925 | 587,970,805 | 948,176,207 | 666,111,190 | 666,111,190 |
| | | | | | |
| NOLV (Low Season/High Season) | 74.9% | 74.9% | 82.7% | 74.9% | 74.9% |
| LTV | 10.0% | 10.0% | 10.0% | 10.0% | 10.0% |
| Inventory Advance Rate | 7.5% | 7.5% | 8.3% | 7.5% | 7.5% |
| | | | | | |
| TRU Inventory Availability | 48,510,103 | 44,039,013 | 78,414,172 | 49,891,728 | 49,891,728 |
| | | | | | |
| Total in-transit | 26,503,298 | 62,292,134 | 182,580,948 | 60,214,883 | 60,214,883 |
| Inventory Advance Rate | 7.5% | 7.5% | 8.3% | 7.5% | 7.5% |
| TRU Eligible In-transit | 1,985,097 | 4,665,681 | 15,099,444 | 4,510,095 | 4,510,095 |
| | | | | | |
| U.S. BRU Inventory | | | | | |
| BRU Inventory | 136,189,644 | 129,920,468 | 179,114,017 | 148,581,404 | 148,581,404 |
| LCM Reserve | (372,017) | (750,963) | (1,875,222) | (499,804) | (499,804) |
| Store Closure Reserve - BRU | - | - | - | - | - |
| X&D Reserve - BRU | - | - | - | - | - |
| Shrink | (1,837,729) | (2,892,957) | (5,859,206) | (5,126,416) | (5,126,416) |
| Total Eligible BRU Inventory | 133,979,898 | 126,276,548 | 171,379,589 | 142,955,184 | 142,955,184 |
| | | | | | |
| NOLV | 80.2% | 80.2% | 80.6% | 80.6% | 80.6% |
| LTV | 10.0% | 10.0% | 10.0% | 10.0% | 10.0% |
| Inventory Advance Rate | 8.0% | 8.0% | 8.1% | 8.1% | 8.1% |
| | | | | | |
| BRU Inventory Availability | 10,745,188 | 10,127,379 | 13,813,195 | 11,522,188 | 11,522,188 |
| | | | | | |
| Total in-transit | 5,581,627 | 9,014,536 | 11,616,204 | 2,757,098 | 2,757,098 |
| Inventory Advance Rate | 8.0% | 8.0% | 8.1% | 8.1% | 8.1% |
| BRU Eligible In-transit | 447,647 | 722,966 | 936,266 | 222,222 | 222,222 |
| | | | | | |
| Total In-transit Availability | 2,432,744 | 5,388,647 | 16,035,710 | 4,732,317 | 4,732,317 |
| | | | | | |
| 56% of the Required Availability Amount ($125MM) | 70,000,000 | 70,000,000 | 70,000,000 | 70,000,000 | 70,000,000 |
| | | | | | |
| TRU FILO Reserve NOLV Hilco Guidance | (1,348,336) | (1,300,526) | (2,261,514) | (1,452,652) | (1,452,652) |
| BRU FILO Reserve NOLV Hilco Guidance | (418,685) | (405,873) | (548,987) | (437,137) | (437,137) |
| Domestic Incremental Availability (Uncapped) | 131,963,000 | 129,352,375 | 176,560,022 | 135,278,581 | 135,278,581 |
| | | | | | |
| Domestic Incremental Availability | 131,963,000 | 129,352,375 | 176,560,022 | 135,278,581 | 135,278,581 |
| | | | | | |
| Less: Domestic Tranche A-1 Loans | 250,000,000 | 250,000,000 | 250,000,000 | 250,000,000 | 250,000,000 |
| | | | | | |
| Domestic Incremental Excess Availability | (118,037,000) | (120,647,625) | (73,439,978) | (114,721,419) | (114,721,419) |
| | | | | | |
| Required Domestic Tranche A-1 Pushdown Reserve | (118,037,000) | (120,647,625) | (73,439,978) | (114,721,419) | (114,721,419) |

Project Sunrise Baseline YoY % United States P12017 P22017 P32017 P42017 P52017 P62017 P72017 P82017 P92017 P102017 P112017 P122017 2/25/2017 3/25/2017 4/29/2017 5/27/2017 6/24/2017 7/29/2017 8/26/2017 9/23/2017 10/28/2017 11/25/2017 12/23/2017 2/3/2018 FY2017 Q12017 Q22017 Q32017 Q42017 Baseline YoY % United States Toy B&M Sales 10.6% 14.0% 14.7% 6.7% 5.1% 5.1% 2.1% 0.8% 6.6% 13.8% 16.4% 23.6% 7.4% 2.8% 5.5% 3.0% 11.1% Baby B&M Sales 15.3% 11.8% 10.2% 13.5% 13.7% 12.4% 12.5% 13.7% 16.3% 12.6% 16.1% 1.5% 12.4% 12.4% 13.1% 14.3% 9.8% Total B&M Sales 12.8% 13.1% 3.6% 9.5% 8.6% 8.0% 6.5% 5.6% 10.7% 13.5% 16.4% 13.1% 9.1% 7.1% 8.6% 7.8% 10.9% Toy Dotcom Sales 8.0% 13.4% 9.5% 2.9% 15.0% 14.7% 6.6% 5.0% 2.4% 16.5% 11.3% 10.7% 7.1% 3.2% 11.2% 1.0% 11.4% Baby Dotcom Sales 2.8% 5.6% 11.1% 0.6% 6.6% 3.9% 1.5% 1.9% 0.7% 7.6% 10.9% 12.8% 0.8% 3.4% 3.3% 0.8% 1.9% Total Dotcom Sales 4.1% 0.6% 5.1% 0.5% 9.1% 7.1% 0.9% 3.0% 0.6% 13.9% 11.2% 12.1% 4.0% 3.4% 5.6% 0.8% 8.9% Total Sales 11.8% 11.3% 2.9% 8.1% 6.6% 5.6% 5.7% 5.0% 9.2% 12.6% 15.7% 12.6% 8.2% 6.3% 6.7% 6.8% 10.4% P12018 P22018 P32018 P42018 P52018 P62018 P72018 P82018 P92018 P102018 P112018 P122018 3/3/2018 3/31/2018 5/5/2018 6/2/2018 6/30/2018 8/4/2018 9/1/2018 9/29/2018 11/3/2018 12/1/2018 12/29/2018 2/2/2019 FY2018 Q12018 Q22018 Q32018 Q42018 Baseline YoY % United States Toy B&M Sales 6.2% 0.9% 26.4% 10.2% 10.2% 10.2% 2.0% 2.0% 2.0% 5.0% 5.0% 5.8% 2.2% 13.0% 10.2% 2.0% 5.1% Baby B&M Sales 18.4% 11.8% 15.1% 12.3% 12.3% 12.3% 2.0% 2.0% 2.0% 1.0% 1.0% 1.3% 7.6% 15.1% 12.3% 2.0% 1.1% Total B&M Sales 11.9% 5.6% 22.0% 11.0% 11.0% 11.0% 2.0% 2.0% 2.0% 4.0% 4.6% 4.2% 3.9% 13.9% 11.0% 2.0% 4.4% Toy Dotcom Sales 6.9% 2.3% 10.3% 6.2% 6.2% 6.2% 5.0% 5.0% 5.0% 10.0% 10.0% 11.3% 5.6% 6.9% 6.2% 5.0% 10.1% Baby Dotcom Sales 12.5% 8.6% 10.4% 7.0% 7.0% 7.0% 0.0% 0.0% 0.0% 2.0% 2.0% 2.4% 4.1% 10.5% 7.0% 0.0% 2.1% Total Dotcom Sales 11.1% 6.8% 10.4% 6.8% 6.8% 6.8% 1.6% 1.6% 2.0% 7.5% 8.7% 5.4% 0.7% 9.4% 6.8% 1.7% 7.9% Total Sales 11.8% 5.8% 20.3% 10.3% 10.4% 10.2% 1.5% 1.5% 1.3% 4.7% 5.4% 4.4% 3.1% 13.2% 10.3% 1.4% 5.0% FY2019 Q12019 Q22019 Q32019 Q42019 Baseline YoY % United States Toy B&M Sales 4.5% 7.9% 7.9% 2.5% 3.0% Baby B&M Sales 9.7% 13.7% 12.7% 8.2% 4.4% Total B&M Sales 6.1% 10.3% 9.7% 4.8% 3.2% Toy Dotcom Sales 14.5% 19.3% 17.3% 15.3% 13.3% Baby Dotcom Sales 15.5% 18.5% 16.5% 14.5% 12.5% Total Dotcom Sales 15.0% 18.7% 16.7% 14.8% 13.1% Total Sales 7.7% 11.7% 10.9% 6.4% 5.2%

Project Sunrise	DRAFT, PREPARED AT THE REQUEST OF COUNSEL
Sales and Adjusted EBITDA Summary By Region	SUBJECT TO FRE 408
(USD, Millions)

			FY 2016	FY 2017F	FY 2018F
Sales
Europe (ex-UK)			$1,163	$1,177	$1,259
Australia			207	225	254
Japan			1,272	1,258	1,274
China and Southeast Asia			375	415	476

Total	(a	)	$3,017	$3,075	$3,263
Adjusted EBITDA before Intercompany
Europe (ex-UK)			$112	$80	$73
Australia			7	3	4
Japan			90	100	101
China and Southeast Asia			60	66	70

Total Adj. EBITDA before Intercompany	(a	)	$269	$249	$248

Royalty
Europe (ex-UK)			$27	$27	$29
Australia			2	2	3
Japan	(b	)	16	24	25
China and Southeast Asia	(b	)	11	10	11

Total			$56	$63	$68
ITASSA
Europe (ex-UK)			$10	$12	$15
Australia			1	2	2
Japan			8	11	13
China and Southeast Asia			2	3	4

Total	(c	)	$21	$28	$34
Adjusted EBITDA after Intercompany
Europe (ex-UK)			$75	$42	$29
Australia			4	(1)	(1)
Japan			66	65	62
China and Southeast Asia			47	52	55

Total Adj. EBITDA after Intercompany	(d	)	$192	$158	$146

Notes:

(a)	2017 based on 11 months of actuals and 1 month of forecast
(b)	Includes Royalty subsidy allocated to Japan and SE Asia proportionately in 2017 and 2018. SE Asia also includes franchise payments from the Philippines and Macau
(c)	2018 ITASSA to be updated for 2017 true-up
(d)	Propco Rent has not been deducted from Adjusted EBITDA after Intercompany

Propco Rent

France	$9	$9	$9
Spain	16	17	17

Total	$24	$26	$27

Actual rates through December 23rd 2017, assumes forecast FX rates of 1.1862, .283, .7709, and .00883 for the EUR/USD, PLN/USD, AUD/USD, and JPY/USD, respectively, thereafter

Note: China and Southeast Asia balances are reported on a calendar year basis, consistent with historical externally filed financial statements.

Project Sunrise	DRAFT, PREPARED AT THE REQUEST OF COUNSEL
Capital Expenditure Summary By Region	SUBJECT TO FRE 408
(USD, Millions)

	FY 2016	FY 2017F	FY 2018F
Capital Expenditures
Europe (ex-UK)	$26	$18	$24
Australia	4	7	6
Japan	17	14	18
China and Southeast Asia	22	15	23

Total Capital Expenditures	$70	$55	$70

Note: China and Southeast Asia balances are reported on a calendar year basis, consistent with historical externally filed financial statements.

Project Sunrise	DRAFT, PREPARED AT THE REQUEST OF COUNSEL
Bank Cash and Taj On-lending as of 2/3/2018	SUBJECT TO FRE 408
(USD, Millions)

			Bank Cash	Bank Cash	Taj On-lending
			FY 2016	FY 2017	FY 2017
Europe (ex. UK)			$143	$102	$28
Australia			5	17	10
Japan			165	117	—
China and Southeast Asia			48	66	—

Total	(a	)	$360	$301	$38

Notes:

(a)	Excludes cash in-transit and store cash

Note: China and Southeast Asia balances are reported on a calendar year basis, consistent with historical externally filed financial statements.

Project Sunrise	DRAFT, PREPARED AT THE REQUEST OF COUNSEL
SSS Summary By Region	SUBJECT TO FRE 408
(USD, Millions)

	FY 2016	FY 2017F	FY 2018F
Same Store Sales (%)
Europe (ex-UK)	(4%)	(4%)	3%
Australia	(1%)	(1%)	3%
Japan	(1%)	0%	3%
China and Southeast Asia	(2%)	3%	5%

Total	(2%)	(1%)	3%

Note:	China and Southeast Asia balances are reported on a calendar year basis, consistent with historical externally filed financial statements. 2017 China and Southeast Asia same store sales includes 10.9% same store sales in mainland China.

Project Sunrise	DRAFT, PREPARED AT THE REQUEST OF COUNSEL
UK Summary	SUBJECT TO FRE 408
(USD, Millions)

			FY 2016	FY 2017F	FY 2018F
Same Store Sales (%)			(4%)	(10%)	(4%)
Sales	(a	)	$553	$500	$384

Total Adj. EBITDA before Intercompany	(a	)	49	6	7

Royalty Payments			8	10	7
ITASSA Payments	(b	)	5	6	7

Total Adj. EBITDA after Intercompany	(c	)	$36	($10)	($6)

Propco Rent	(c	)	32	33	20
Capital Expenditures			17	6	1

Bank Cash and Taj On-lending as of 2/3/2018			Bank Cash	Taj On-lending
United Kingdom	(d	)	$12	$50

Notes:

(a)	2017 based on 11 months of actuals and 1 month of forecast
(b)	2018 ITASSA to be updated for 2017 true-up
(c)	Propco Rent has not been deducted from Adjusted EBITDA after Intercompany
(d)	Excludes cash in-transit and store cash

Actual rates through December 23rd 2017, assumes forecast FX rates of 1.3363 thereafter

European Owned and Ground-Leased Real Estate Summary

Represents indicative desktop broker opinion of value prepared by third party in February 2018

(€ in millions)
Country	Market Value	Dark Value
France Opco	€38.2	€31.9
France Propco	72.6	62.2

France Total	110.8	94.1

Spain Propco(a)	122.5	103.3

Spain Total(b)	122.5	103.3

Portugal Opco	10.0	8.3

Portugal Total	10.0	8.3

Germany Opco(a)(c)	16.0	8.6

Germany Total	16.0	8.6

Total	€259.3	€214.3

(a)	Includes owned distribution centers; one in Spain and two in Germany
(b)	Spain Opco has a ground-leased property that is not presented in this summary due to restrictions in ownership transfer
(c)	Does not include owned headquarters property in Cologne, Germany

K&E 3/14/2018

Privileged and Confidential

Subject to FRE 408 and all Related Privileges

Restructuring Term Sheet for the Taj Debtors and Toys “R” Us, Inc.

THIS TERM SHEET REPRESENTS A PROPOSAL FROM THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS OF ALL OF THE DEBTORS IN THE BANKRUPTCY CASES JOINTLY ADMINISTERED UNDER IN RE TOYS “R” US, INC., ET AL. (COLLECTIVELY, THE “DEBTORS”) AND THE DEBTOR TOYS “R” US, INC. (“TOYS, INC.”)

THIS TERM SHEET IS A SETTLEMENT COMMUNICATION UNDER FRE 408, AND IS SUBJECT TO FURTHER TAX AND OTHER DILIGENCE. NOTHING CONTAINED IN THIS TERM SHEET SHALL BE AN ADMISSION OF FACT OR LIABILITY OR DEEMED BINDING ON ANY OF THE PARTIES HERETO.

Term	Summary
Default Waivers

•  Taj Noteholders to remove March 15, 2018 termination date for covenant default waivers for the UK administration (and resulting defaults under European ABL Facility).

•  Taj DIP to be amended to, among other things, (a) delete the financial covenant in section 4.21 of the DIP Indenture and the related reporting requirement in section 4.03(c)(2) of the DIP Indenture and (b) include an event of default if there is an event of default under the RSA that is not cured within [ ] business days.

•  Taj Noteholders to be permitted to retain additional advisors to assist with the separation of reorganized Taj from the rest of the company.[1]

Financing

•  $60 million in additional financing made available from the Taj DIP escrow (the “Additional Financing”) upon Bankruptcy Court approval of the Additional Financing.

•  If (a) an RSA acceptable to the Taj Noteholders is not executed by March [20], 2018 and (b) a Plan, reasonably acceptable to the Taj Noteholders as relates to the Taj Debtors; provided that if any provision is not consistent with this Term Sheet and the RSA, then such provision must be acceptable to the Taj Noteholders but solely if such provision relates to the Taj Debtors, is not filed by March [30], 2018, any of the Additional Financing released from the Taj DIP escrow shall be immediately repaid to the Taj DIP escrow and if not repaid by March 30, 2018, it shall result in an immediate default under the Taj DIP.

•  Upon Bankruptcy Court approval of the Additional Financing, the Taj Debtors shall use their reasonable best efforts to cause their applicable non-debtor subsidiaries to grant security interests in favor of the DIP Notes (and, to the extent legally permitted, the Taj Notes) over the unencumbered German real estate (2 distribution centers and 1 store).

[1]	Taj Noteholders to identify any additional advisors prior to execution of Restructuring Support Agreement.

Privileged and Confidential

Subject to FRE 408 and all Related Privileges

Term	Summary

•  Upon Bankruptcy Court approval of the Additional Financing, the Taj Debtors shall pledge the remaining unpledged 35% equity interests in TRU (Japan) Holdings Parent Ltd. and TRU (BVI) Asia 1 Ltd (and/or at the election of the Taj Noteholders 100% of the equity interest in TRU (UK) Asia Limited and/or TRU (BVI) Asia 2 Ltd) to secure the DIP Notes and the Taj Notes.

•  The Taj Debtors, to the extent permitted, shall grant, subject to the Vendor Protections described below, a first priority security interest in favor of the DIP Notes and Taj Notes over the proceeds of the Additional Financing released from the Taj DIP escrow.

•  Notwithstanding the foregoing, (i) to the extent the Additional Financing is no longer available solely as a result of the repayment of the Additional Financing as described in the first bullet above, no additional liens will be granted on the Taj DIP (or the Prepetition Taj Notes), and (ii) any shipments of Covered Goods made by vendors to the European or Australian entities between the [approval of the Additional Financing] and any termination thereof, shall be covered by the Additional Financing.

•  Additional Financing to be applied as described below under “Vendor Protections” and “Working Capital”.

Vendor Protections

•  $[45] million in Additional Financing (the “Vendor Funds”) will be used for payment of claims for goods delivered by trade creditors (“Vendors”) of European and Australian entities on a mutually agreeable basis through the arrangement detailed below for the benefit of such vendors at those entities (“Vendor Protections”).

•  The Vendor Funds shall be held by the Company in a segregated account, which will be subject to a springing deposit account control agreement (a “DACA”) within 30 days of the funding date in place for the benefit of the DIP Notes and Taj Notes. The Company shall only use the Vendor Funds to pay Qualified Vendors (as defined below) in accordance with the procedures described below.

•  Vendors that sign an agreement (one form of which will be reasonably agreed upon by the Company, the Taj Noteholders and the Committee)[1] with the Company covering mutually agreeable trade terms for delivery of goods to Europe, Australia, and Asia through the effective date of the Plan as its relates to the Taj Debtors (the “Effective Date”), the terms of which must be reasonably acceptable to the Taj Noteholders (such agreements, “Trade Term Agreements”) may be eligible to receive Vendor Funds. For the avoidance of doubt, any Vendor that does not enter into a Trade Term Agreement pursuant to the preceding sentence shall be ineligible for the Vendor Protections.

•  The Company and the Taj Noteholders shall consult with the Committee on appropriate terms for the Trade Term Agreements. The Taj Noteholders shall have a security interest in the Trade Term Agreements and the trustee on behalf of the Taj Noteholders shall be an express third beneficiary.

•  In order to receive Vendor Funds a Vendor must also provide to the Company an officer’s certificate (the “Vendor Certificate”) certifying that it: (i) has accounts receivables from a subsidiary of the Company doing business in the European or

[1]	Discuss.

Privileged and Confidential

Subject to FRE 408 and all Related Privileges

Term	Summary
Post-Emergence Capital Structure:

•  Approximately $400 million of total debt upon emergence at a market rate of interest, payable in cash, and on other terms otherwise reasonably acceptable to the Taj Noteholders, the Debtors and the Committee.

•  Exit Facility proceeds shall be used to repay the DIP Claims (including the Exit Fee) in full in cash.

• Exit Facility subject to reduction by UK proceeds, excess amounts in escrow, and any asset sale proceeds.

•  To the extent asset sale proceeds are received pre-Effective Date, they will be used to pay down the DIP Notes which will reduce the amount of the Exit Facility upon emergence; to the extent asset sale proceeds are received post-Effective Date, they will be used to pay down the Exit Facility.

• Exit Facility shall have economic terms and claims or liens at the operating subsidiaries of the Taj Debtors solely as required by the market to syndicate the Exit Facility.

Claim Treatment/ Equity Splits:	• On account of the Prepetition Taj Note Claims (including the Exit Fees) against all Debtors, the Prepetition Taj Note Claims will receive:

• 97% of equity in Reorganized Taj[4], subject to dilution on account of warrants and any management incentive program put in place.

• On account of the Taj DIP Claims (including the Exit Fees) against all Debtors, the Taj DIP Claims will receive:

• Cash from the proceeds of the Exit Facility.

• In full and final satisfaction of allowed claims, if any, and any allowed interests held by the Non-Taj Debtors against or in the Taj Debtors, the Non-Taj Debtors will receive:

• 3% of equity in Reorganized Taj, subject to dilution on account of warrants and any management incentive program put in place; and

•  5-year warrants for 5% of equity in Reorganized Taj subject to dilution on account of any management incentive program put in place, with a strike price equal to an equity value such that the Prepetition Taj Note Claims receive a recovery of (a) par plus accrued amounts on Effective Date (plus the Exit Fee) plus (b) 12% accruing annually on the principal amount of the Taj Notes (plus the Exit Fee) through the warrant exercise date.

[4]	Pursuant to the Plan, with the reasonable consent of the Debtors, the Taj Noteholders, or one or more entities to be owned by the Taj Noteholders, will exchange all or a portion of the Taj Notes Claims for the equity interests of one or more entities (either existing or newly-created) owning (a) some or all of the Collateral securing the Taj Note Claims, (b) some or all of the Collateral securing the Taj DIP Note Claims or (c) a combination of (a) and (b) as determined by the Taj Noteholders.

Privileged and Confidential

Subject to FRE 408 and all Related Privileges

Term	Summary

Australian markets and such accounts receivables that have not been timely paid pursuant to the applicable terms; (ii) has signed the Trade Term Agreement; and (iii) has provided and agrees to continue to provide goods to all markets the Vendor supplies in Central Europe, Asia, and Australia in a manner consistent with the Trade Term Agreement (a Vendor certifying to such terms, a “Qualified Vendor”). The Company will provide copies of the Vendor Certificates to the Taj Noteholders’ advisors.

•  The Company shall make payments, on terms reasonably acceptable to the Taj Noteholders and each Qualified Vendor receiving payment, to such Qualified Vendors on the Effective Date of the Plan as it relates to the Taj Debtors and in [6] equal monthly installments thereafter[, for a total of seven equal monthly installments]. To the extent that total qualifying claims exceed the allowed Vendor Funds, then such Qualified Vendor shall receive the pro rata portion of the Vendor Funds as determined in accordance with its total qualifying claims for which it is seeking payment. For the avoidance of doubt, no Qualified Vendor shall receive more than payment in full of any accounts receivables covered under the Vendor Protections after accounting for payments hereunder and made by any other Company party.

•  The Vendor Protections will terminate upon the earlier of (a) the Effective Date, (b) the sale of the European business(es) (solely with respect to the business(es) sold), and (c) the filing for bankruptcy, insolvency or any similar proceeding by any entity doing business in Europe or Australia (solely with respect to such filing entities); provided, however, that anything shipped by a Qualified Vendor to the European or Australian entities prior to the termination will be covered by the Vendor Protections.

Working Capital	• $[15] million in Additional Financing (the “Working Capital Funds”)[2] will be used for working capital purposes of the Austrian, German, and Swiss entities.

•  The Working Capital Funds shall be held by the Company in a segregated account, which will be subject to a springing DACA within 30 days of the funding date in place for the benefit of the DIP Notes and Taj Notes.

•  The Company shall only use the Working Capital Funds in a manner consistent with past practice or to otherwise deploy in the ordinary course of business (based upon a budget agreed to by the Company and the Taj Noteholders).

• The Company shall provide an accounting to the Taj Noteholders’ advisors on the use of Working Capital Funds on the 15th of every month beginning May 15th.

Exit Fees:	• 4% on DIP; 1% on Prepetition Taj Notes.

•  Fees will be earned upon Bankruptcy Court approval of the Additional Financing, shall comprise part of the allowed DIP Claim and allowed Taj Notes Claim (as applicable), and shall be due at the same time the DIP Notes become due. The DIP Exit Fee shall be paid in cash and the Taj Notes Exit Fee shall be satisfied with the same consideration the holders of the Taj Notes receive.[3]

[2]	Vendor Funds and Working Capital Funds to total $60 million.
[3]	NTD: Discuss what Taj Notes receive for Tax Exit Fee if Taj DIP notes come due before Taj Notes receive consideration.

Privileged and Confidential

Subject to FRE 408 and all Related Privileges

Term	Summary

•  The Taj Debtors and Toys, Inc. will seek to confirm and consummate a joint Plan on the same time schedule. If any of these Debtors are unable to prosecute, confirm or consummate their Plan in a manner consistent with the deadlines set forth herein for any reason, each of the others shall nevertheless separately pursue confirmation and consummation of their Plan as expeditiously as possible and in a manner consistent with the agreed to milestones. For the avoidance of doubt, all parties’ rights with respect to the terms of any chapter 11 plan of Toys, Inc. are expressly preserved.

Treatment of Other Claims	• Administrative Claims: Paid in full, in cash. • Priority Tax Claims: Paid in full, in cash or treatment consistent with 1129(a)(9)(C).

• Other Priority Claims: Paid in full, in cash, or otherwise rendered unimpaired.

Marketing Process/ “Go Shop”

•  The Taj Debtors shall immediately commence and implement a marketing process for the Taj assets or equity to be sold in whole or in part.

•  The Taj Debtors shall be authorized to entertain bids for the Taj assets or equity upon the execution of the RSA.

• The “go shop” period shall run from Court approval of the Additional Financing until June 30, 2018.

• By no later than March [30], 2018, the Taj Debtors shall provide appropriate projections for the Taj businesses and populate a data room for potential bidders.

•  The Taj Debtors will keep the advisors to the other Debtors, including the Disinterested Directors of Toys, Inc., the Committee and Taj Noteholders, among other parties, actively informed and involved throughout the marketing process, including (i) providing those professionals with copies of any letters of intent, indications of interest, or offers within 24 hours of receipt, (ii) weekly update calls to review the process, and (iii) updated buyer logs on a weekly basis.

•  In the event that the equity or substantially all of the assets of the Taj Debtors are sold to a third-party as the result of the Go Shop process and the proceeds of such sale exceed the full amount of the Taj DIP Claims and the Taj Note Claims, such excess proceeds after the Taj DIP Claims and the Taj Note Claims are paid in full in cash, shall be held in the Non- Taj Debtors escrow described above under “Equity Splits.”

Licensing Agreements

•  Except to the extent the Taj Noteholders agree otherwise (after consulting with the Committee and Toys, Inc.), the Licensing Agreements and Subsidy Agreement will continue in place in accordance with their terms as assumed pursuant to the Order (I) Authorizing Geoffrey LLC to Assume the Intercompany License Agreements, and (II) Granting Related Relief [Dkt. 1610] (the “Assumption Order”), subject only to the “without prejudices” language in paragraph 2 of the Assumption Order.

•  Nothing herein or in the RSA shall be viewed as evidence that the treatment of the Prepetition Taj Note Claims as specified above is satisfactory to the Taj Noteholder Group (as defined in the Assumption Order) for the purpose of paragraph 4 of the Assumption Order.

Privileged and Confidential

Subject to FRE 408 and all Related Privileges

Term	Summary
• Warrants will receive anti-dilution protections, Black Scholes protections, and other customary protections for warrants.

•  Notwithstanding anything contained herein, the equity and warrants to be distributed to the Non-Taj Debtors (or the sale proceeds described below to be distributed to the Non- Taj Debtors) shall be held in escrow by Toys, Inc. for the benefit of each of the Debtors’ estates other than the Taj Debtors’ estates (collectively, the “Non-Taj Debtors”) on account of their allowed claims, if any, and allowed interests against or in the Taj Debtors, and the Non-Taj Debtors reserve all rights as to the allocation of such equity and warrants (or sale proceeds) among the Non-Taj Debtors, which shall be subsequently allocated among them pursuant to the Plan (defined below); provided, such allocation shall not be a condition to the effectiveness of the Plan with respect to the Taj Debtors.

Milestones	• Additional Financing to be approved by the Bankruptcy Court on or before March [20], 2018.

• RSA to be executed by the Taj Noteholders, the Committee, Taj Debtors, and Toys, Inc. by March 20, 2018.

• RSA Milestones shall include:[5]

•  Taj Debtors and Toys, Inc. will file a Plan (the “Plan”) consistent in all respects with this Term Sheet and the RSA by March [30], 2018, and which shall be acceptable to the Taj Debtors and Toys, Inc. and reasonably acceptable to the Committee, and reasonably acceptable to the Taj Noteholders solely as the Plan relates to the Taj Debtors; provided that if any provision is not consistent with this Term Sheet and the RSA, then such provision must be acceptable to the Committee, and acceptable to the Taj Noteholders but solely if such provision relates to the Taj Debtors.

•  Taj Debtors and Toys, Inc. will file a disclosure statement for the Plan (the “Disclosure Statement”) by March 30, 2018, which shall be acceptable to the Taj Debtors, Toys Inc., and reasonably acceptable to the Committee, and reasonably acceptable to the Taj Noteholders solely as the Plan relates to the Taj Debtors; provided that if any provision is not consistent with this Term Sheet and the RSA, then such provision must be acceptable to the Committee, and acceptable to the Taj Noteholders but solely if such provision relates to the Taj Debtors.

• Order approving Disclosure Statement and voting a solicitation procedure prior to May 11, 2018.

• Confirmation order for the Plan shall be entered prior to August 30, 2018.

• Other milestones to be agreed among the parties to the RSA.

[5]	Milestones subject to client review.

Privileged and Confidential

Subject to FRE 408 and all Related Privileges

Term	Summary
Other Intercompany Agreements/ Shared Services	• Any allocation of shared services provided or costs and expenses incurred under, or other intercompany agreements subject to the reasonable consent of the Taj Noteholders, Committee and Toys, Inc.
• Allocation of administrative expenses, professional fees, and restructuring expenses among Debtors shall be subject to the reasonable consent of the Taj Noteholders, Committee and Toys, Inc.
• Arrangements with respect to private label and exclusive goods to be discussed by the Debtors, the Committee, and the Taj Noteholders.

• Arrangements with respect to ongoing shared services and tax cooperation and information are subject to the reasonable consent of Toys, Inc., Taj Noteholders, Taj Debtors and the Committee.

Other Provisions

•  The Challenge Period (as defined in the Taj DIP Order) will be extended for the Committee through the earlier of (i) 30 days after the termination of the RSA, or (ii) the Effective Date. The Committee will not bring a Challenge Pleading (as defined in the Taj DIP Order) with respect to the Taj Debtors or the Taj Noteholders (or request standing to bring such a Challenge Pleading) while the RSA is in effect.

•  The Plan will include customary mutual releases and exculpation, including for the Taj Debtors and their direct and indirect subsidiaries, other than Wayne Real Estate Parent Company, LLC, and its direct and indirect subsidiaries, the Taj Noteholders, the Committee and its members and advisors, and Toys, Inc., and the current and past officers and directors, equity interest holders, and advisors of the foregoing, provided that (a) the reservation of rights under the Assumption Order shall not be released unless otherwise resolved under “Licensing Agreements above, and (b) matters related to shared services shall not be released except by agreement among the Debtors, the Taj Noteholders, and the Committee.

•  The Plan as it relates to Toys, Inc. may contain additional provisions as Toys, Inc. determines are reasonable or appropriate and all other parties reserve their rights with respect to such provisions.

• Standard fiduciary out for the Taj Debtors, Toys, Inc., and the Committee.

• RSA and related documents must be consistent with this Term Sheet and otherwise acceptable to the Taj Noteholders, Taj Debtors the Committee, and Toys, Inc.

• All other definitive documents and pleadings to be consistent with this Term Sheet and subject to the reasonable consent of Toys, Inc., the Taj Debtors, the Committee, and the Taj Noteholders.

•  Governance matters for the Reorganized Taj Debtors, including limitations on interested transactions, and other minority shareholder protections to be subject to further discussion among the Debtors, the Committee, and the Taj Noteholders.

•  Initial board of directors to be appointed by the Taj Noteholders in their sole discretion. The Taj Noteholders will use reasonable efforts to consult with the Committee on the selection of the initial board of directors.

Privileged and Confidential

Subject to FRE 408 and all Related Privileges

Term	Summary

•  The Taj Debtors and Toys UK will consult with the Committee and Toys, Inc. (to the extent it affects Toys, Inc.) with respect to the treatment of any claims asserted against the Taj Debtors or any of the Taj Debtors’ operating subsidiaries stemming from the UK administration.

•  Subject to each vendor signing a mutually acceptable confidentiality agreement, the Taj Debtors shall provide such vendors (and the advisors to the Taj Noteholders) with routine vendor reporting, which shall include information regarding liquidity, same store sales, and operating results by country.

KLNF 3/14/2018

Privileged and Confidential

Subject to FRE 408 and all Related Privileges

Restructuring Term Sheet for the Taj Debtors and Toys “R” Us, Inc.1

THIS TERM SHEET REPRESENTS A PROPOSAL RELATING TO THE BANKRUPTCY CASES JOINTLY ADMINISTERED UNDER IN RE TOYS “R” US, INC., ET AL. (COLLECTIVELY, THE “DEBTORS”) AND THE DEBTOR TOYS “R” US, INC. (“TOYS, INC.”)

THIS TERM SHEET IS A SETTLEMENT COMMUNICATION UNDER FRE 408, AND IS SUBJECT TO FURTHER TAX AND OTHER DILIGENCE. NOTHING CONTAINED IN THIS TERM SHEET SHALL BE AN ADMISSION OF FACT OR LIABILITY OR DEEMED BINDING ON ANY OF THE PARTIES HERETO.

Term	Summary
Default Waivers	• Taj Noteholders to remove March 15, 2018 termination date for default waivers for the UK administration (and resulting defaults under European ABL Facility).

• Taj DIP to be amended to (a) delete the financial covenant in section 4.21 of the DIP Indenture and (b) include an event of default if there is an event of default under the RSA.

• Taj Noteholders to be permitted to retain additional advisors to assist with the separation of reorganized Taj from the rest of the company. [1]

Financing	• $60 million in additional financing made available from the Taj DIP escrow (the “Additional Financing”) upon Bankruptcy Court approval of the Additional Financing.

•  If (a) an RSA acceptable to the Taj Noteholders is not executed by March 20, 2018 and (b) a Plan acceptable to the Taj Noteholders is not filed by March 30, 2018, any of the Additional Financing released from the Taj DIP escrow shall be immediately repaid to the Taj DIP escrow and if not repaid by March 20, 2018, it shall result in an immediate default under the Taj DIP.

•  Upon Bankruptcy Court approval of the Additional Financing, the Taj Debtors shall use their reasonable best efforts to cause their applicable non-debtor subsidiaries to grant security interests in favor of the DIP Notes (and, to the extent legally permitted, the Taj Notes) over the following:

• Unencumbered French real estate (5 owned and 6 ground leased stores)

• Unencumbered German real estate (2 distribution centers and 1 store)

• Unencumbered Iberian real estate (2 owned (Portugal) and 1 ground leased stores (Spain))

•  Upon Bankruptcy Court approval of the Additional Financing, the Taj Debtors shall pledge the remaining unpledged 35% equity interests in TRU (Japan) Holdings Parent Ltd. and TRU (BVI) Asia 1 Ltd (and/or at the election of the Taj Noteholders 100% of the equity interest in TRU (UK) Asia Limited and/or TRU (BVI) Asia 2 Ltd) to secure the DIP Notes and the Taj Notes.

[1]	“Taj Debtors” shall mean each of the debtor obligors under the Prepetition Taj Notes other than Toys, Inc. [NTD: is TRU Asia, LLC included as a Taj Debtor?]
[1]	Taj Noteholders to identify any additional advisors prior to execution of Restructuring Support Agreement.

Privileged and Confidential

Subject to FRE 408 and all Related Privileges

Term	Summary

•  The Taj Debtors, to the extent permitted, shall grant, subject to the Vendor Protections described below, a security interest in favor of the DIP Notes and Taj Notes over the proceeds of the Additional Financing released from the Taj DIP escrow.

•  Notwithstanding the foregoing, (i) to the extent the Additional Financing is no longer available solely as a result of the repayment of the Additional Financing as described in the first bullet above, any additional liens granted on the Taj DIP (or the Prepetition Taj Notes) as a result of the Additional Financing will be released, and (ii) any shipments of Covered Goods made by vendors to the European or Australian entities between the approval of the Additional Financing and any termination thereof, shall be covered by the Additional Financing.

• Additional Financing to be applied as described below under “Vendor Protections” and “Working Capital”.

Vendor Protections

•  $[    ] million in Additional Financing (the “Vendor Funds”), as may be supplemented by unused Working Capital Funds (as defined below), will be used solely for, and made available to provide security for, payment of claims for goods delivered by trade creditors (“Vendors”) of European and Australian entities, including without limitation, Iberia, France and Poland, on a mutually agreeable basis through the arrangement detailed below for the benefit of such vendors at those entities (“Vendor Protections”).

•  The Vendor Funds shall be held by the Company in a blocked account, with a deposit account control agreement (a “DACA”) in place for the benefit of the DIP Notes and Taj Notes; provided however that any such security interest in favor of the DIP Notes and Taj Notes pursuant to any such DACA shall be subordinate to the obligation to use the Vendor Funds to pay claims of Qualified Vendors (as defined below). The Company shall only use the Vendor Funds to pay Qualified Vendors in accordance with the procedures described below.

•  Vendors that sign an agreement with the Company covering mutually agreeable trade terms for delivery of goods to Europe, Australia, and Asia through the effective date of the Taj Plan or consummation of a sale or sales of Taj assets, as applicable, the terms of which must be reasonably acceptable to the Committee and the Taj Noteholders (such agreements, “Trade Term Agreements”) shall be entitled to receive Vendor Funds as provided for herein. For the avoidance of doubt, any Vendor that does not enter into a Trade Term Agreement pursuant to the preceding sentence shall be ineligible for the Vendor Protections.

•  In order to receive Vendor Funds a Vendor must also provide to the Company a certificate to the Company (the “Vendor Certificate”) certifying that it: (i) has accounts receivables from a subsidiary of the Company doing business in the European or Australian markets and either (x) such accounts receivables have not been paid when due or (y) the company obligated to pay the accounts receivable has filed for bankruptcy, insolvency or any similar proceeding; (ii) has signed a Trade Term Agreement; and (iii) is in compliance with its Trade Term Agreement (a Vendor certifying to such terms, a “Qualified Vendor”). The Company will provide copies of the Vendor Certificates to the Taj Noteholders’ advisors and the Committee’s advisors on a “Professionals Eyes Only” basis. Vendors may submit more than one Vendor Certificate as applicable, and Vendor Certificates may be submitted at any time prior to the Effective Date.

Privileged and Confidential

Subject to FRE 408 and all Related Privileges

Term	Summary

•  The Company shall make payments, on terms acceptable to the Taj Noteholders and each Qualified Vendor receiving payment, to such Qualified Vendors on the effective date of the Taj Plan or consummation of a sale or sales of Taj assets, as applicable as soon as reasonably practicable after such effective date or sale date and, in any event, no later than [2] months after the effective date or sale date. For the avoidance of doubt, no Qualified Vendor shall receive more than payment in full of any accounts receivables covered under the Vendor Protections after accounting for payments hereunder and made by any other Company party. In the event that Vendor Funds are not sufficient to pay all Qualified Vendors for the outstanding amounts that have not been paid, the Vendor Funds shall be paid pro rata to all Qualified Vendors based upon the unpaid amounts covered by their Trade Term Agreements.

•  The Vendor Protections will terminate upon the earlier of (a) the Effective Date, (b) the sale of the European business(es) (solely with respect to the business(es) sold), and (c) the filing for bankruptcy, insolvency or any similar proceeding by any European or Australian entity (solely with respect to such filing entities) provided, however, that anything shipped by a Qualified Vendor to the European or Australian entities prior to the termination will continued to be covered by the Vendor Protections.

•  All trade credit provided by vendors to the European and Australian entities will either be paid in the ordinary course and assumed by Reorganized Taj (through the chapter 11 plan) or, if applicable, by any non-Debtor entity, or assumed and paid by any buyer of the Taj assets, as applicable. Accordingly, the Vendor Protections are expected to only be necessary to the extent that a Qualified Vendor’s obligations are not assumed by the Reorganized Taj and/or any asset buyer(s), e.g., any of the European or Australian entities enter into an administration or liquidation or similar proceeding.

Working Capital	• $[ ] million in Additional Financing (the “Working Capital Funds”) [2] will be used for working capital purposes of the Austrian, German, [Polish,] and Swiss entities.

• The Working Capital Funds shall be held by the Company in a blocked account, with a DACA in place for the benefit of the DIP Notes and Taj Notes.

•  The Company shall only use the Working Capital Funds in a manner consistent with past practice or to otherwise deploy in the ordinary course of business (based upon a budget agreed to by the Company and the Taj Noteholders).

• The Company shall provide a weekly accounting to the Taj Noteholders’ advisors on the use of Working Capital Funds.

• Any funds not used for Working Capital Funds shall be added to the Vendor Funds.

Exit Fees:	• 4% on DIP; 1% on Prepetition Taj Notes.

•  Fees will be earned upon Bankruptcy Court approval of the Additional Financing, shall comprise part of the allowed DIP Claim and allowed Taj Notes Claim (as applicable), and shall be due the earlier of the Effective Date and the acceleration of the DIP Notes. The DIP Exit Fee shall be paid in cash and the Taj Notes Exit Fee shall be satisfied with the same consideration the holders of the Taj Notes receive.

[2]	Vendor Funds and Working Capital Funds to total $60 million.

Privileged and Confidential

Subject to FRE 408 and all Related Privileges

Term	Summary
Post-Emergence Capital Structure:

•  Approximately $400 million of total debt upon emergence at a market rate of interest, payable in cash, and on other terms otherwise reasonably acceptable to the Taj Noteholders, the Debtors and the Committee.

• Exit Facility proceeds shall be used to repay the DIP Claims (including the Exit Fee) in full in cash.

• Exit Facility subject to reduction by UK proceeds, excess amounts in escrow, and any asset sale proceeds.

•  To the extent asset sale proceeds are received pre-Effective Date, they will be used to pay down the DIP Notes which will reduce the amount of the Exit Facility upon emergence; to the extent asset sale proceeds are received post-Effective Date, they will be used to pay down the Exit Facility.

• Exit Facility shall have economic terms and claims or liens at the operating subsidiaries of the Taj Debtors solely as required by the market to syndicate the Exit Facility.
Claim Treatment/ Equity Splits:

•  On account of the entirety of the Prepetition Taj Note Claims (including the Exit Fees) against all Debtors and any non-Debtor affiliates or subsidiaries, the Prepetition Taj Note Claims will receive:

• 97% of equity in Reorganized Taj[3], subject to dilution on account of warrants and any management incentive program put in place.

• On account of the entirety of the Taj DIP Claims (including the Exit Fees) against all Debtors and any non-Debtor affiliates or subsidiaries, the Taj DIP Claims will receive:

• Cash from the proceeds of the Exit Facility.

• As a settlement of, and in full and final satisfaction of the “Non-Taj Debtor Claims,” the Non-Taj Debtors will receive:

• 3% of equity in Reorganized Taj, subject to dilution on account of warrants and any management incentive program put in place; and

•  5-year warrants for 5% of equity in Reorganized Taj with a strike price equal to an equity value such that the Prepetition Taj Note Claims receive a recovery of par plus accrued amounts on Effective Date of the Taj Plan plus $[ ] million.[3]

• Warrants will receive anti-dilution protections, Black Scholes protections, and other customary protections for warrants.

•  “Non-Taj Debtor Claims” means any allowed prepetition claims, if any, and any allowed prepetition interests held by the Non-Taj Debtors against or in the Taj Debtors, provided however, that the Non-Taj Debtor Claims shall exclude any claims of any Non-Taj Debtor or other party-in-interest (i) arising under or related to the Licensing

[3]	Pursuant to the Plan, the Taj Noteholders, or one or more entities to be owned by the Taj Noteholders, will exchange all or a portion of the Taj Notes Claims for the equity interests of one or more entities (either existing or newly-created) owning (a) some or all of the Collateral securing the Taj Note Claims, (b) some or all of the Collateral securing the Taj DIP Note Claims or (c) a combination of (a) and (b) as determined by the Taj Noteholders.
[3]	[To be resolved.]

Privileged and Confidential

Subject to FRE 408 and all Related Privileges

Term	Summary

Agreements and Subsidy Agreement, (ii) arising under or related to any shared servicing agreements or other intercompany agreements, and (iii) relating to the allocation of administrative expenses, professional fees, and expenses among Debtors.

•  Notwithstanding anything contained herein, the equity and warrants to be distributed to the Non-Taj Debtors (or the sale proceeds described below to be distributed to the Non-Taj Debtors) shall be held in escrow by Toys, Inc. for the benefit of each of the Debtors’ estates other than the Taj Debtors’ estates (collectively, the “Non-Taj Debtors”) on account of the Non-Taj Debtor Claims.[4] The Non-Taj Debtors and the Committee reserve all rights as to the allocation of such equity and warrants (or sale proceeds) among the Non-Taj Debtors, which shall be subsequently allocated among them by the disinterested directors for each of the Non-Taj Debtors and the Committee; provided, such allocation shall not be a condition to the effectiveness of the Taj Plan.

Milestones

•  Additional Financing to be approved by the Bankruptcy Court on or before March [15], 2018.

•  RSA to be executed by the Taj Noteholders, the Committee, Taj Debtors, and Toys, Inc. by March 20, 2018.

•  RSA Milestones shall include:

•  Taj Debtors will file a chapter 11 plan (the “Taj Plan”) by March 30, 2018. The Taj Plan shall be acceptable to the Taj Noteholders and reasonably acceptable to the Committee, the Taj Debtors, Toys Inc. Any plan for Toys, Inc. (the “Inc. Plan”) shall be acceptable to Toys, Inc. and the Committee, and reasonably acceptable to the Taj Debtors and the Taj Noteholders.

•  Taj Debtors will file a disclosure statement (the “Taj Disclosure Statement”) by March 30, 2018, which shall be acceptable to the Taj Debtors, Toys Inc., the Committee and the Taj Noteholders.

•  Order approving Disclosure Statement and voting a solicitation procedure prior to May 11, 2018.

•  Confirmation order shall be entered prior to August 30, 2018.

•  Other milestones to be agreed among the parties to the RSA.

•  Toys, Inc. may seek to confirm and consummate an Inc. Plan on the same time schedule as the Taj Debtors; provided, however, that if Toys, Inc. is unable to prosecute, confirm or consummate its chapter 11 plan in a manner consistent with the deadlines set forth herein for the Taj Plan for any reason, the Taj Debtors shall nevertheless pursue confirmation and consummation of their Taj Plan in a manner consistent with the agreed to deadlines. For the avoidance of doubt, all parties’ rights with respect to the terms of any chapter 11 plan of Toys, Inc. are expressly preserved.

Treatment of Other Claims

•  Administrative Claims: Paid in full, in cash.

•  Priority Tax Claims: Paid in full, in cash or treatment consistent with 1129(a)(9)(C).

•  Other Priority Claims: Paid in full, in cash, or otherwise rendered unimpaired.

[4]	For the avoidance of doubt, any excess value from Wayne Real Estate Parent Company, LLC shall likewise be held in escrow and allocated among the Non-Taj Debtors with the consent of the disinterested directors for the Non-Taj Debtors and the Committee.

Privileged and Confidential

Subject to FRE 408 and all Related Privileges

Term	Summary
Marketing Process/ “Go Shop”

•  The Taj Debtors shall immediately commence and implement a marketing process for the Taj assets or equity to be sold in whole or in part.

•  The Taj Debtors shall be authorized to entertain bids for the Taj assets or equity upon the execution of the RSA.

•  The “go shop” period shall run from Court approval of the Additional Financing until June 30, 2018.

•  By no later than March 15, 2018, the Taj Debtors shall provide appropriate projections for the Taj businesses and populate a data room for potential bidders.

•  The Taj Debtors will keep the advisors to the other Debtors, including the Disinterested Directors of Toys, Inc., the Committee and Taj Noteholders, among other parties, actively informed and involved throughout the marketing process, including (i) providing those professionals with copies of any letters of intent, indications of interest, or offers within 24 hours of receipt, (ii) weekly update calls to review the process, and (iii) updated buyer logs on a weekly basis.

•  In the event that the equity or substantially all of the assets of the Taj Debtors are sold to a third-party as the result of the Go Shop process and the proceeds of such sale exceed the full amount of the Taj DIP Claims and the Taj Note Claims, such excess proceeds after the Taj DIP Claims and the Taj Note Claims re paid in full in cash, shall be held in the Non-Taj Debtors escrow described above under “Equity Splits.”

Licensing Agreements

•  Except to the extent the Taj Noteholders agree otherwise (after consulting with the Committee and Toys, Inc.), the Licensing Agreements and Subsidy Agreement will continue in place in accordance with their terms as assumed pursuant to the Order (I) Authorizing Geoffrey LLC to Assume the Intercompany License Agreements, and (II) Granting Related Relief [Dkt. 1610] (the “Assumption Order”), subject only to the “without prejudices” language in paragraph 2 of the Assumption Order.

•  Nothing herein shall be viewed as evidence that the treatment of the Prepetition Taj Note Claims as specified above is satisfactory to the Taj Noteholder Group (as defined in the Assumption Order) for the purpose of paragraph 4 of the Assumption Order.

Other Intercompany Agreements/ Shared Services

•  Any allocation of shared services or other intercompany agreements subject to the reasonable consent of the Taj Noteholders, Committee and Toys, Inc.

•  Allocation of administrative expenses, professional fees, and restructuring expenses among Debtors shall be subject to the reasonable consent of the Taj Noteholders, Committee and Toys, Inc.

•  Arrangements with respect to private label and exclusive goods to be discussed by the Debtors, the Committee, and the Taj Noteholders.

•  Arrangements with respect to ongoing shared services and tax cooperation and information are subject to the reasonable consent of Toys, Inc., Taj Noteholders, Taj Debtors and the Committee.

Other Provisions

•  The Challenge Period (as defined in the Taj DIP Order) will be extended for the Committee through the earlier of (i) 30 days after the termination of the RSA, or (ii) the Effective Date. The Committee will not bring a Challenge Pleading (as defined in the Taj DIP Order) with respect to the Taj Debtors or the Taj Noteholders (or request standing to bring such a Challenge Pleading) while the RSA is in effect.

Privileged and Confidential

Subject to FRE 408 and all Related Privileges

Term	Summary

•  The Taj Plan will include customary mutual releases and exculpation, including for Taj Debtors, Taj Noteholders, the Committee and its members, and Toys, Inc., and advisors of the foregoing in connection with the Taj Plan and any prepetition transactions with the Taj Debtors; provided that matters related to shared services shall not be released except by agreement among the Debtors, the Taj Noteholders, and the Committee. The Inc. Plan will provide that any releases contained therein will be considered prior to approval of the Disclosure Statement for the Inc. Plan and will be subject to the consent of the Committee in its sole discretion.

•  Standard fiduciary out for the Taj Debtors, Toys, Inc., and the Committee.

•  RSA and related documents must be consistent with this Term Sheet and otherwise acceptable to the Taj Noteholders, Taj Debtors the Committee, and Toys, Inc.

•  All other definitive documents and pleadings to be consistent with this Term Sheet and subject to the reasonable consent of Toys, Inc., the Taj Debtors, the Committee, and the Taj Noteholders.

•  Governance matters for the Reorganized Taj Debtors, including limitations on interested transactions, and other minority shareholder protections to be subject to further discussion among the Debtors, the Committee, and the Taj Noteholders.

•  Initial board of directors to be appointed by the Taj Noteholders in their sole discretion. The Taj Noteholders will consult with the Committee on the selection of the initial board of directors.

•  The Taj Debtors and Toys UK will consult with the Committee and Toys, Inc. (to the extent it affects Toys, Inc.) with respect to the treatment of any claims asserted against the Taj Debtors or any of the Taj Debtors’ operating subsidiaries stemming from the UK administration.

•  Subject to each vendor signing a mutually acceptable confidentiality agreement, the Taj Debtors shall provide such vendors (and the advisors to the Taj Noteholders) with routine vendor reporting, which shall include information regarding liquidity, same store sales, and operating results by country.

PWRW&G 3/14/2018

Privileged and Confidential

Subject to FRE 408 and all Related Privileges

Restructuring Term Sheet for the Taj Debtors and Toys “R” Us, Inc.

THIS TERM SHEET REPRESENTS A PROPOSAL RELATING TO THE BANKRUPTCY CASES JOINTLY ADMINISTERED UNDER IN RE TOYS “R” US, INC., ET AL. (COLLECTIVELY, THE “DEBTORS”) AND THE DEBTOR TOYS “R” US, INC. (“TOYS, INC.”)

THIS TERM SHEET IS A SETTLEMENT COMMUNICATION UNDER FRE 408, AND IS SUBJECT TO FURTHER TAX AND OTHER DILIGENCE. NOTHING CONTAINED IN THIS TERM SHEET SHALL BE AN ADMISSION OF FACT OR LIABILITY OR DEEMED BINDING ON ANY OF THE PARTIES HERETO.

Term	Summary
Default Waivers

•  Taj Noteholders to remove March 15, 2018 termination date for covenant default waivers for the UK administration (and resulting defaults under European ABL Facility).

•  Taj DIP to be amended to (a) delete the financial covenant in section 4.21 of the DIP Indenture and (b) include an event of default if there is an event of default under the RSA.

•  Taj Noteholders to be permitted to retain additional advisors to assist with the separation of reorganized Taj from the rest of the company. [1]

Financing

•  $60 million in additional financing made available from the Taj DIP escrow (the “Additional Financing”) upon Bankruptcy Court approval of the Additional Financing.

•  If (a) an RSA acceptable to the Taj Noteholders is not executed by March 15, 2018 and (b) a Plan acceptable to the Taj Noteholders is not filed by March [20], 2018, any of the Additional Financing released from the Taj DIP escrow shall be immediately repaid to the Taj DIP escrow and if not repaid by March 20, 2018, it shall result in an immediate default under the Taj DIP.

•  Upon Bankruptcy Court approval of the Additional Financing, the Taj Debtors shall use their reasonable best efforts to cause their applicable non-debtor subsidiaries to grant security interests in favor of the DIP Notes (and, to the extent legally permitted, the Taj Notes) over the following:

•  Unencumbered French real estate (5 owned and 6 ground leased stores)

•  Unencumbered German real estate (2 distribution centers and 1 store)

•  Unencumbered Iberian real estate (2 owned (Portugal) and 1 ground leased stores (Spain))

•  Upon Bankruptcy Court approval of the Additional Financing, the Taj Debtors shall pledge the remaining unpledged 35% equity interests in TRU (Japan) Holdings Parent Ltd. and TRU (BVI) Asia 1 Ltd (and/or at the election of the Taj Noteholders 100% of the equity interest in TRU (UK) Asia Limited and/or TRU (BVI) Asia 2 Ltd) to secure the DIP Notes and the Taj Notes.

[1]	Taj Noteholders to identify any additional advisors prior to execution of Restructuring Support Agreement.

Privileged and Confidential

Subject to FRE 408 and all Related Privileges

Term	Summary

•  The Taj Debtors, to the extent permitted, shall grant, subject to the Vendor Protections described below, a first priority security interest in favor of the DIP Notes and Taj Notes over the proceeds of the Additional Financing released from the Taj DIP escrow.

•  Notwithstanding the foregoing, (i) to the extent the Additional Financing is no longer available solely as a result of the repayment of the Additional Financing as described in the first bullet above, no additional liens will be granted on the Taj DIP (or the Prepetition Taj Notes), and (ii) any shipments of Covered Goods made by vendors to the European or Australian entities between the approval of the Additional Financing and any termination thereof, shall be covered by the Additional Financing.

•  Additional Financing to be applied as described below under “Vendor Protections” and “Working Capital”.

Vendor Protections

•  $[     ] million in Additional Financing (the “Vendor Funds”) will be used for payment of claims for goods delivered by trade creditors (“Vendors”) of European and Australian entities on a mutually agreeable basis through the arrangement detailed below for the benefit of such vendors at those entities (“Vendor Protections”).

•  The Vendor Funds shall be held by the Company in a blocked account, with a deposit account control agreement (a “DACA”) in place for the benefit of the DIP Notes and Taj Notes. The Company shall only use the Vendor Funds to pay Qualified Vendors (as defined below) in accordance with the procedures described below.

•  Vendors that sign an agreement with the Company covering mutually agreeable trade terms for delivery of goods to Europe, Australia, and Asia through the effective date of the Taj Plan (the “Effective Date”), the terms of which must be [reasonably] acceptable to the Taj Noteholders (such agreements, “Trade Term Agreements”) may be eligible to receive Vendor Funds. For the avoidance of doubt, any Vendor that does not enter into a Trade Term Agreement pursuant to the preceding sentence shall be ineligible for the Vendor Protections.

•  The Company and the Taj Noteholders shall consult with the Committee on appropriate terms for the Trade Term Agreements. The Taj Noteholders shall have a security interest in the Trade Term Agreements and the trustee on behalf of the Taj Noteholders shall be an express third beneficiary.

•  In order to receive Vendor Funds a Vendor must also provide to the Company an officer’s certificate (the “Vendor Certificate”) certifying that it: (i) has accounts receivables from a subsidiary of the Company doing business in the European or Australian markets and such accounts receivables have been impaired; (ii) has signed a Trade Term Agreement; and (iii) has provided and agrees to continue to provide goods to all markets the Vendor supplies in Europe, Asia, and Australia in a manner consistent with its Trade Term Agreement (a Vendor certifying to such terms, a “Qualified Vendor”). The Company will provide copies of the Vendor Certificates to the Taj Noteholders’ advisors.

Privileged and Confidential

Subject to FRE 408 and all Related Privileges

Term	Summary

•  The Company shall make payments, on terms acceptable to the Taj Noteholders and each Qualified Vendor receiving payment, to such Qualified Vendors on the Effective Date and in [6] equal monthly installments thereafter. For the avoidance of doubt, no Qualified Vendor shall receive more than payment in full of any accounts receivables covered under the Vendor Protections after accounting for payments hereunder and made by any other Company party.

•  The Vendor Protections will terminate upon the earlier of (a) the Effective Date, (b) the sale of the European business(es) (solely with respect to the business(es) sold), and (c) the filing for bankruptcy, insolvency or any similar proceeding by any entity doing business in Europe or Australia (solely with respect to such filing entities) provided, however, that anything shipped by a Qualified Vendor to the European or Australian entities prior to the termination will be covered by the Vendor Protections.

Working Capital

•  $[     ] million in Additional Financing (the “Working Capital Funds”)[1] will be used for working capital purposes of the Austrian, German, [Polish,] and Swiss entities.

•  The Working Capital Funds shall be held by the Company in a blocked account, with a DACA in place for the benefit of the DIP Notes and Taj Notes.

•  The Company shall only use the Working Capital Funds in a manner consistent with past practice or to otherwise deploy in the ordinary course of business (based upon a budget agreed to by the Company and the Taj Noteholders).

•  The Company shall provide a weekly accounting to the Taj Noteholders’ advisors on the use of Working Capital Funds.

Exit Fees:

•  4% on DIP; 1% on Prepetition Taj Notes.

•  Fees will be earned upon Bankruptcy Court approval of the Additional Financing, shall comprise part of the allowed DIP Claim and allowed Taj Notes Claim (as applicable), and shall be due at the same time the DIP Notes become due. The DIP Exit Fee shall be paid in cash and the Taj Notes Exit Fee shall be satisfied with the same consideration the holders of the Taj Notes receive.

Post-Emergence Capital Structure:

•  Approximately $400 million of total debt upon emergence at a market rate of interest, payable in cash, and on other terms otherwise reasonably acceptable to the Taj Noteholders, the Debtors and the Committee.

•  Exit Facility proceeds shall be used to repay the DIP Claims (including the Exit Fee) in full in cash.

•  Exit Facility subject to reduction by UK proceeds, excess amounts in escrow, and any asset sale proceeds.

•  To the extent asset sale proceeds are received pre-Effective Date, they will be used to pay down the DIP Notes which will reduce the amount of the Exit Facility upon emergence; to the extent asset sale proceeds are received post-Effective Date, they will be used to pay down the Exit Facility.

[1]	Vendor Funds and Working Capital Funds to total $60 million.

Privileged and Confidential

Subject to FRE 408 and all Related Privileges

Term	Summary
• Exit Facility shall have economic terms and claims or liens at the operating subsidiaries of the Taj Debtors solely as required by the market to syndicate the Exit Facility.

Claim Treatment/ Equity Splits:

•  On account of the Prepetition Taj Note Claims (including the Exit Fees) against all Debtors, the Prepetition Taj Note Claims will receive:

•  97% of equity in Reorganized Taj[3], subject to dilution on account of warrants and any management incentive program put in place.

•  On account of the Taj DIP Claims (including the Exit Fees) against all Debtors, the Taj DIP Claims will receive:

•  Cash from the proceeds of the Exit Facility.

•  In full and final satisfaction of allowed claims, if any, and any allowed interests held by the Non-Taj Debtors against or in the Taj Debtors, the Non-Taj Debtors will receive:

•  3% of equity in Reorganized Taj, subject to dilution on account of warrants and any management incentive program put in place; and

•  5-year warrants for 5% of equity in Reorganized Taj subject to dilution on account of any management incentive program put in place, with a strike price equal to an equity value such that the Prepetition Taj Note Claims receive a recovery of (a) par plus accrued amounts on Effective Date (plus the Exit Fee) plus (b) 12% accruing annually on the principal amount of the Taj Notes (plus the Exit Fee) through the warrant exercise date.

•  Warrants will receive anti-dilution protections, Black Scholes protections, and other customary protections for warrants.

•  Notwithstanding anything contained herein, the equity and warrants to be distributed to the Non-Taj Debtors (or the sale proceeds described below to be distributed to the Non-Taj Debtors) shall be held in escrow by Toys, Inc. for the benefit of each of the Debtors’ estates other than the Taj Debtors’ estates (collectively, the “Non-Taj Debtors”) on account of their allowed claims, if any, and allowed interests against or in the Taj Debtors, and the Non-Taj Debtors reserve all rights as to the allocation of such equity and warrants (or sale proceeds) among the Non-Taj Debtors, which shall be subsequently allocated among them pursuant to the Plan (defined below); provided, such allocation shall not be a condition to the effectiveness of the Plan with respect to the Taj Debtors.

Milestones	• Additional Financing to be approved by the Bankruptcy Court on or before March [15], 2018.

[3]	Pursuant to the Plan, the Taj Noteholders, or one or more entities to be owned by the Taj Noteholders, will exchange all or a portion of the Taj Notes Claims for the equity interests of one or more entities (either existing or newly-created) owning (a) some or all of the Collateral securing the Taj Note Claims, (b) some or all of the Collateral securing the Taj DIP Note Claims or (c) a combination of (a) and (b) as determined by the Taj Noteholders.

Privileged and Confidential

Subject to FRE 408 and all Related Privileges

Term	Summary

•  RSA to be executed by the Taj Noteholders, the Committee, Taj Debtors, and Toys, Inc. by March 15, 2018.

•  RSA Milestones shall include:[2]

•  Taj Debtors will file a Plan (the “Plan”) by March [20], 2018, which shall be acceptable to the Taj Noteholders (solely with respect to the Plan for the Taj Debtors) and reasonably acceptable to the Committee, the Taj Debtors, Toys Inc. and the Taj Noteholders (for the Toys Inc. Plan).

•  Taj Debtors will file a disclosure statement for the Plan (the “Disclosure Statement”) by March 30, 2018, which shall be acceptable to the Taj Debtors, Toys Inc., the Committee and the Taj Noteholders.

•  Order approving Disclosure Statement and voting a solicitation procedure prior to May 11, 2018.

•  Confirmation order for the Plan shall be entered prior to August 30, 2018.

•  Other milestones to be agreed among the parties to the RSA.

•  Toys, Inc. may seek to confirm and consummate a chapter 11 plan for Toys, Inc. on the same time schedule as the Taj Debtors; provided, however, that if Toys, Inc. is unable to prosecute, confirm or consummate its chapter 11 plan in a manner consistent with the deadlines set forth herein for the Taj Debtors’ Plan for any reason, the Taj Debtors shall nevertheless pursue confirmation and consummation of its Plan in a manner consistent with the agreed to milestones. For the avoidance of doubt, all parties’ rights with respect to the terms of any chapter 11 plan of Toys, Inc. are expressly preserved.

Treatment of Other Claims

•  Administrative Claims: Paid in full, in cash.

•  Priority Tax Claims: Paid in full, in cash or treatment consistent with 1129(a)(9)(C).

•  Other Priority Claims: Paid in full, in cash, or otherwise rendered unimpaired.

Marketing Process/ “Go Shop”

•  The Taj Debtors shall immediately commence and implement a marketing process for the Taj assets or equity to be sold in whole or in part.

•  The Taj Debtors shall be authorized to entertain bids for the Taj assets or equity upon the execution of the RSA.

•  The “go shop” period shall run from Court approval of the Additional Financing until June 30, 2018.

•  By no later than March [15], 2018, the Taj Debtors shall provide appropriate projections for the Taj businesses and populate a data room for potential bidders.

•  The Taj Debtors will keep the advisors to the other Debtors, including the Disinterested Directors of Toys, Inc., the Committee and Taj Noteholders, among other parties, actively informed and involved throughout the marketing process, including (i) providing those professionals with copies of any letters of intent, indications of interest, or offers within 24 hours of receipt, (ii) weekly update calls to review the process, and (iii) updated buyer logs on a weekly basis.

[2]	Milestones subject to client review.

Privileged and Confidential

Subject to FRE 408 and all Related Privileges

Term	Summary

•  In the event that the equity or substantially all of the assets of the Taj Debtors are sold to a third-party as the result of the Go Shop process and the proceeds of such sale exceed the full amount of the Taj DIP Claims and the Taj Note Claims, such excess proceeds after the Taj DIP Claims and the Taj Note Claims are paid in full in cash, shall be held in the Non-Taj Debtors escrow described above under “Equity Splits.”

Licensing Agreements

•  Except to the extent the Taj Noteholders agree otherwise (after consulting with the Committee and Toys, Inc.), the Licensing Agreements and Subsidy Agreement will continue in place in accordance with their terms as assumed pursuant to the Order (I) Authorizing Geoffrey LLC to Assume the Intercompany License Agreements, and (II) Granting Related Relief [Dkt. 1610] (the “Assumption Order”), subject only to the “without prejudices” language in paragraph 2 of the Assumption Order.

•  Nothing herein or in the RSA shall be viewed as evidence that the treatment of the Prepetition Taj Note Claims as specified above is satisfactory to the Taj Noteholder Group (as defined in the Assumption Order) for the purpose of paragraph 4 of the Assumption Order.

Other Intercompany Agreements/Shared Services

•  Any allocation of shared services provided or costs and expenses incurred under, or other intercompany agreements subject to the reasonable consent of the Taj Noteholders, Committee and Toys, Inc.

•  Allocation of administrative expenses, professional fees, and restructuring expenses among Debtors shall be subject to the reasonable consent of the Taj Noteholders, Committee and Toys, Inc.

•  Arrangements with respect to private label and exclusive goods to be discussed by the Debtors, the Committee, and the Taj Noteholders.

•  Arrangements with respect to ongoing shared services and tax cooperation and information are subject to the reasonable consent of Toys, Inc., Taj Noteholders, Taj Debtors and the Committee.

Other Provisions

•  The Challenge Period (as defined in the Taj DIP Order) will be extended for the Committee through the earlier of (i) 30 days after the termination of the RSA, or (ii) the Effective Date. The Committee will not bring a Challenge Pleading (as defined in the Taj DIP Order) with respect to the Taj Debtors or the Taj Noteholders (or request standing to bring such a Challenge Pleading) while the RSA is in effect.

•  The Plan will include customary mutual releases and exculpation, including for Taj Debtors, Taj Noteholders, the Committee and its members and advisors, and Toys, Inc., [and the current and past officers and directors, equity interest holders,] and advisors of the foregoing; provided that matters related to shared services shall not be released except by agreement among the Debtors, the Taj Noteholders, and the Committee.[3]

[3]	NTD: Releases open between UCC and Toys Inc.

Privileged and Confidential

Subject to FRE 408 and all Related Privileges

Term	Summary
• Standard fiduciary out for the Taj Debtors, Toys, Inc., and the Committee.

• RSA and related documents must be consistent with this Term Sheet and otherwise acceptable to the Taj Noteholders, Taj Debtors the Committee, and Toys, Inc.

• All other definitive documents and pleadings to be consistent with this Term Sheet and subject to the reasonable consent of Toys, Inc., the Taj Debtors, the Committee, and the Taj Noteholders.

•  Governance matters for the Reorganized Taj Debtors, including limitations on interested transactions, and other minority shareholder protections to be subject to further discussion among the Debtors, the Committee, and the Taj Noteholders.

•  Initial board of directors to be appointed by the Taj Noteholders in their sole discretion. The Taj Noteholders will use reasonable efforts to consult with the Committee on the selection of the initial board of directors.

•  The Taj Debtors and Toys UK will consult with the Committee and Toys, Inc. (to the extent it affects Toys, Inc.) with respect to the treatment of any claims asserted against the Taj Debtors or any of the Taj Debtors’ operating subsidiaries stemming from the UK administration.

•  Subject to each vendor signing a mutually acceptable confidentiality agreement, the Taj Debtors shall provide such vendors (and the advisors to the Taj Noteholders) with routine vendor reporting, which shall include information regarding liquidity, same store sales, and operating results by country.

PWRW&G 3/14/2018

CONFIDENTIAL — SUBJECT TO FRE 408

TRU Taj Debtors Plan Term Sheet

THIS TERM SHEET (THIS “TERM SHEET”) DESCRIBES A PROPOSED RESTRUCTURING FOR ALL OF THE OBLIGORS UNDER THE TAJ NOTES INDENTURE (THE “TAJ DEBTORS”), EXCEPT FOR TOYS “R” US, INC. (“TOYS INC.”), THAT WILL BE EFFECTUATED THROUGH A CHAPTER 11 PLAN OF REORGANIZATION (THE “PLAN”).

THIS TERM SHEET IS NOT AN OFFER OR A SOLICITATION WITH RESPECT TO ANY SECURITIES OF THE TAJ DEBTORS. ANY SUCH OFFER OR SOLICITATION SHALL COMPLY WITH ALL APPLICABLE SECURITIES LAWS AND/OR PROVISIONS OF THE BANKRUPTCY CODE.

THIS TERM SHEET IS A SETTLEMENT PROPOSAL IN FURTHERANCE OF SETTLEMENT DISCUSSIONS. ACCORDINGLY, THIS TERM SHEET IS PROTECTED BY RULE 408 OF THE FEDERAL RULES OF EVIDENCE AND ANY OTHER APPLICABLE STATUTES OR DOCTRINES PROTECTING THE USE OR DISCLOSURE OF CONFIDENTIAL SETTLEMENT DISCUSSIONS.

THIS TERM SHEET IS FOR DISCUSSION PURPOSES ONLY AND DOES NOT PURPORT TO SUMMARIZE ALL OF THE TERMS, CONDITIONS, REPRESENTATIONS, WARRANTIES, AND OTHER PROVISIONS WITH RESPECT TO THE TRANSACTIONS DESCRIBED HEREIN, WHICH TRANSACTIONS WILL BE SUBJECT TO THE COMPLETION OF DEFINITIVE DOCUMENTS INCORPORATING THE TERMS SET FORTH HEREIN AND THE CLOSING OF ANY TRANSACTION SHALL BE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN SUCH DEFINITIVE DOCUMENTS. NO BINDING OBLIGATIONS WILL BE CREATED BY THIS TERM SHEET UNLESS AND UNTIL BINDING DEFINITIVE DOCUMENTS ARE EXECUTED AND DELIVERED BY ALL APPLICABLE PARTIES.

Category	Summary of Proposed Terms
Treatment of Claims under the Plan

Treatment of Taj DIP Note Claims	• Taj DIP Note Claims to be paid in full in cash from proceeds of the Exit Facility.

Treatment of Administrative Claims

•  Except to the extent that a holder of an allowed administrative Claim and the Company entity against which such allowed administrative Claim is asserted agree to less favorable treatment for such holder, each holder of an allowed administrative Claim shall receive, in full satisfaction of its Claim, payment in full in cash.

Treatment of Priority Tax Claims

•  Except to the extent that a holder of an allowed priority tax Claim and the Company entity against which such allowed priority tax Claim is asserted agree to less favorable treatment for such holder, in full satisfaction of the allowed priority tax Claims, each holder of an allowed priority tax Claim will be paid in full in cash or otherwise receive treatment consistent with the provisions of section 1129(a)(9)(C) of the Bankruptcy Code.

Treatment of other Priority Claims

•  Except to the extent that a holder of an allowed other priority Claim and the Company entity against which such allowed other priority claim is asserted agree to less favorable treatment for such holder, in full satisfaction of each allowed other priority Claim, each holder of an allowed other priority Claim shall receive, in full and final satisfaction of such allowed other priority Claim, payment in full in cash or other treatment rendering such Claim unimpaired.

Treatment of Taj Note Claims

•  Each holder of a Taj Note Claim shall receive its pro rata share of 100% of the equity interests of one or more entities (either existing or newly-created) owning (a) some or all of the Collateral securing the Taj Note Claims, (b) some or all of the Collateral securing the Taj DIP Note Claims or (c) a combination of (a) and (b).

Treatment of Intercompany Claims	• Each holder of an intercompany claim, if any, shall receive no recovery.

Treatment of Unsecured Claims	• Each holder of an unsecured claim, if any, shall receive no recovery.

Treatment of Equity	• Equity shall be cancelled and receive no recovery.

Material Plan / RSA Provisions

Exit Facility

•  On the effective date of the Plan (the “Effective Date”), the Taj Debtors will enter into an agreement or agreements providing for new secured debt (the “Exit Facility”) in the amount of the Taj DIP Note Claims due as of the Effective Date (approximately $400 million) at a market rate of interest, payable in cash, and on other terms otherwise reasonably acceptable to the Taj Noteholders and the Debtors.

• The proceeds of the Exit Facility shall be used to repay the Taj DIP Note Claims (including the Exit Fee) in full in cash.

• The size of the Exit Facility shall be reduced by UK proceeds, excess amounts in escrow, and any asset sale proceeds received and used to repay the Taj DIP Note Claims prior to the Effective Date.

•  To the extent asset sale proceeds are received prior to the Effective Date, they will be used to pay down the Taj DIP Note Claims which will reduce the amount of the Exit Facility upon emergence; to the extent asset sale proceeds are received subsequent to the Effective Date, they will be used to pay down the Exit Facility.

• The Exit Facility shall have economic terms and claims and liens at the operating subsidiaries of the Taj Debtors solely as required by the market to syndicate the Exit Facility.

Release, Exculpation and Injunction Provisions	• The Plan will contain customary release, injunction and exculpation provisions acceptable to the Taj Noteholders that become signatories to the RSA (the “RSA Taj Noteholders”).

2

Category	Summary of Proposed Terms
Transaction Structure

•  Pursuant to the Plan, the Taj Noteholders, or one or more entities to be owned by the Taj Noteholders, will exchange all or a portion of the Taj Notes Claims for the equity interests of one or more entities (either existing or newly-created) owning (a) some or all of the Collateral securing the Taj Note Claims, (b) some or all of the Collateral securing the Taj DIP Note Claims or (c) a combination of (a) and (b) as determined by the Taj Noteholders.

Governance	• Initial board of directors to be selected by the RSA Taj Noteholders.

• All other governance matters shall be determined by the RSA Taj Noteholders.

“Go Shop”	• The Taj Debtors shall immediately commence and implement a marketing process for the Taj assets or equity to be sold in whole or in part and may entertain bids for the Taj assets or equity.

• The “go shop” period shall run until May 30, 2018.

•  The Taj Debtors will keep the advisors to the RSA Taj Noteholders actively informed and involved throughout the marketing process, including (i) providing those professionals with copies of any letters of intent, indications of interest, or offers within 24 hours of receipt, (ii) weekly update calls to review the process, and (iii) updated buyer logs on a weekly basis.

•  In the event that the equity or substantially all of the assets of the Taj Debtors are sold to a third-party prior to the Effective Date, and the proceeds of such sale exceed the full amount of claims against the Taj Debtors (other than claims of other Debtors), Toys Inc. shall receive such excess proceeds after the DIP Claims and Taj Notes Claims are paid in full in cash.

Licensing Agreements

•  The Licensing Agreements and Subsidy Agreement will continue in place in accordance with their terms as assumed pursuant to the Order (I) Authorizing Geoffrey LLC to Assume the Intercompany License Agreements, and (II) Granting Related Relief [Dkt. 1610] (the “Assumption Order”), subject only to the “without prejudices” language in paragraph 2 of the Assumption Order.

•  The Satisfaction Date (as defined in Assumption Order) shall not be deemed to have occurred pursuant to the Plan and the rights reserved in paragraph 4 of the Assumption Order shall be terminated with prejudice upon the Effective Date.

Other Intercompany Agreements/ Shared Services	• Any allocation of shared services or other intercompany agreements subject to the reasonable consent of the RSA Taj Noteholders.

•  Allocation of administrative expenses, professional fees, and restructuring expenses among the Taj Debtors, Toys “R” Us Delaware entities (collectively, “Toys DE”), and Toys Inc. shall be reasonably acceptable to the RSA Taj Noteholders.

•  Arrangements with respect to private label and exclusive goods to be discussed between the Taj Debtors, Toys DE, and the RSA Taj Noteholders and shall be reasonably acceptable to the RSA Taj Noteholders.

•  Arrangements with respect to ongoing shared services and tax cooperation and information to be discussed among Toys Inc., Toys DE, the Taj Debtors, and the RSA Taj Noteholders and shall be reasonably acceptable to the RSA Taj Noteholders.

3

Schedule D Part I

TRU TAJ LLC AND SUBSIDIARIES

EXCLUDING PROPCO 1

(UNAUDITED)

CONDENSED CONSOLIDATED OPERATIONS DATA (UNAUDITED) (In millions)	6 Weeks Ended
February 3, 2018
Net sales	$381
Cost of sales	236

Gross margin	145
Selling, general and administrative expenses	109
Depreciation and amortization	9
Restructuring and other charges	43
Other income, net	(7)
Intercompany expense	20

Total operating expenses	174

Operating loss	(29)
Interest expense, net	(16)
Reorganization items, net	(10)

Loss before income taxes	$(55)

EBITDA (ex. P1) (1)	$23
Capital expenditures	$6

SELECT BALANCE SHEET ITEMS (In millions)	February 3, 2018
Cash and cash equivalents	$377
Merchandise inventories	594
Restricted cash (2)	213
Accounts payable	$380
Current portion of long-term debt	445
Long-term debt (3)	391

(1)	EBITDA is defined as earnings before income taxes, interest expense, depreciation and amortization and excludes restructuring charges and reorganization line items above.
(2)	Includes $158 million of restricted cash at TRU Taj LLC.
(3)	Excludes $557 million (carrying value) of Taj Senior Secured Notes classified as Liabilities subject to compromise.

1

Schedule D Part II

Additional public disclosure for Europe/Australia group:	6 Weeks Ended
(In millions)	February 3, 2018
Net sales	$179
EBITDA	(3)
Cash (including Taj cash)	188
ABL balance	—
Excess ABL Availability	52

14 Weeks Ended
Additional quarterly public disclosure:	February 3, 2018
Same Store Sales (% change YoY)	(6.2)%
Europe/Australia ex. UK	(6.8)%
UK	(17.2)%
Asia	(1.7)%

The foregoing information is being delivered in accordance with Section 4.03(c)(1) of the indenture governing the 11% senior secured ABL DIP notes (the “Notes”) and that this is not all of the information necessary to make an investment decision relating to the Notes. This information has been prepared by and is the responsibility of management and is preliminary and based upon information available to the Company as of the date of the report. The Company may identify items that would require adjustments to the results announced herein. The Company cautions you not to place undue reliance on this financial information as the Company’s auditors have not audited, reviewed, compiled or performed any procedures with respect to this financial data.

2

Project Sunrise
DIP ABL / FILO Budget
($ in MMs)	DIP ABL /FILO Budget

			Mar-18	Apr-18	May-18	Jun-18	Jul-18	Aug-18	Sep-18	Oct-18	Nov-18	Dec-18	Remaining Wind Down Period	Total
Receipts	(A	)	434.8	598.5	325.0	165.0	354.9	38.8	—	—	—	—	—	1,917.0
Store / DC Expenses	(B	)	(150.6)	(157.5)	(109.7)	(56.2)	(27.3)	(0.4)	—	—	—	—	—	(501.8)
Wind Down Expenses	(C	)	(35.8)	(8.2)	(22.2)	(16.5)	—	—	—	—	—	—	—	(82.8)
Other Cash Flows	(D	)	(80.5)	(74.1)	(57.2)	(25.9)	(29.0)	(1.8)	—	—	—	—	—	(268.5)

Net Cash Flow before Debt			$167.9	$358.7	$135.8	$66.4	$298.7	$36.5	$—	$—	$—	$—	$—	$1,063.9

Cash Schedule
Beginning Cash Balance			(21.2)	29.2	20.1	30.9	47.2	280.9	—	—	—	—	—	(21.2)
Net Cash Flow Before Debt			167.9	358.7	135.8	66.4	298.7	36.5	—	—	—	—	—	1,063.9
ABL Paydown			(117.5)	(142.9)	—	—	—	—	—	—	—	—	—	(260.4)
FILO Paydown			—	(225.0)	(125.0)	(50.0)	(50.0)	—	—	—	—	—	—	(450.0)
Remaining Cash for Wind Down			—	—	—	—	(15.0)	(317.4)	—	—	—	—	—	(332.4)

Ending Cash Balance			$29.2	$20.1	$30.9	$47.2	$280.9	$—	$—	$—	$—	$—	$—	$—

ABL Roll-Forward
Beginning Balance			165.0	142.9	—	—	—	—	—	—	—	—	—	165.0
LC Collateralization			95.4	—	—	—	—	—	—	—	—	—	—	95.4
Paydown			(117.5)	(142.9)	—	—	—	—	—	—	—	—	—	(260.4)

Ending Balance			142.9	—	—	—	—	—	—	—	—	—	—	—
FILO Roll-Forward
Beginning Balance			450.0	450.0	225.0	100.0	50.0	—	—	—	—	—	—	450.0
Paydown			—	(225.0)	(125.0)	(50.0)	(50.0)	—	—	—	—	—	—	(450.0)

Ending Balance			450.0	225.0	100.0	50.0	—	—	—	—	—	—	—	—

(A)	Proceeds from inventory liquidations, sale of furniture and equipment, and going concern sale of the Canadian business.
(B)	All operating expenses related to the stores and distribution centers during the GOB sales.
(C)	Go-forward wind-down expenses, including corporate G&A and professional fees.
(D)	Includes accrued expenses and fees, WARN payments, Statutory PTO payments, and interest on DIP ABL and FILO Loans.

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Project Sunrise
DIP Term Loan Budget
($ in MMs)	DIP Term Loan Budget

			Mar-18	Apr-18	May-18	Jun-18	Jul-18	Aug-18	Sep-18	Oct-18	Nov-18	Dec-18	Remaining Wind Down Period	Total
Receipts	(A	)	9.3	4.9	5.2	5.9	5.4	4.9	6.5	5.6	292.2	31.2	—	371.1
Wind Down Expenses	(B	)	(0.3)	(0.3)	(2.5)	(3.0)	(16.1)	(16.7)	(12.6)	(10.2)	(11.4)	(10.5)	(16.4)	(100.1)
Other Cash Flows	(C	)	(3.9)	(3.9)	(3.9)	(3.9)	(3.9)	(80.9)	(5.9)	(4.1)	(4.1)	(4.1)	—	(118.8)

Net Cash Flow before Financing			$5.0	$0.7	$(1.2)	$(1.1)	$(14.6)	$(92.7)	$(12.0)	$(8.7)	$276.7	$16.5	$(16.4)	$152.2

Cash Schedule
Beginning Cash Balance			—	5.0	5.8	4.5	3.4	3.8	228.6	216.5	207.8	484.5	501.0	—
Net Cash Flow before Financing			5.0	0.7	(1.2)	(1.1)	(14.6)	(92.7)	(12.0)	(8.7)	276.7	16.5	(16.4)	152.2
Remaining Cash for Wind Down			—	—	—	—	15.0	317.4	—	—	—	—	—	332.4

Ending Cash Balance			$5.0	$5.8	$4.5	$3.4	$3.8	$228.6	$216.5	$207.8	$484.5	$501.0	$484.6	$484.6

(A)	Royalty and Franchise fee collections; sale of property and leasehold improvements.
(B)	Go-forward wind-down expenses, including corporate G&A and professional fees.
(C)	Interest on Term Loan, carrying cost for all assets until sold, and post-petition merchandise carve-out payment in August.

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